UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21294

MUNDER SERIES TRUST

(Exact name of registrant as specified in charter)

480 PIERCE STREET

BIRMINGHAM, MICHIGAN 48009

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

STEPHEN SHENKENBERG 480 PIERCE STREET BIRMINGHAM, MICHIGAN 48009	JANE KANTER DECHERT LLP 1900 K STREET, N.W. WASHINGTON, D.C. 20006

Registrant’s telephone number, including area code: (248) 647-9200

Date of fiscal year end: June 30

Date of reporting period: June 30, 2014

Item 1.Schedule of Investments
POI-Munder Bond Fund
POI-Munder Emerging MarketsSmall-Cap Fund
POI-Munder Growth Opportunities Fund
POI-Munder Index 500 Fund
POI-Munder Integrity Mid-Cap Value Fund
POI-Munder Integrity Small/Mid-Cap Value Fund
POI-Munder International Fund — Core Equity
POI-Munder International Small-Cap Fund
POI-Munder Micro-Cap Equity Fund
POI-Munder Mid-Cap Core Growth Fund
POI-Munder Veracity Small-Cap Value Fund
Item 2.Controls and Procedures
Item 3.Exhibits

SIGNATURES

EX-99

Item 1:	Reports to Shareholders.

ANNUAL REPORT

June 30, 2014

Munder Bond Fund

Class Y, A, B, C & K Shares

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The Munder Funds® Letter to Shareholders

DEAR SHAREHOLDERS:

The twelve months ended June 30, 2014 yielded exceptional global equity returns and positive fixed income returns. However, the period was not without its share of potentially adverse factors, especially during the second half of the year. Severe winter weather, global geopolitical unrest, mixed signals from the new Fed Chair and anemic first quarter 2014 gross domestic product (“GDP”) growth in the United States created an unusual and, at times, uncertain market environment. The calendar year started with the worst January the markets have experienced since the financial crisis, leading to increased negative sentiment. While the broad indexes had modest corrections, certain sectors of the market experienced more significant downward pressure (technology and biotech leading the pack). However, the global markets proved resilient, and returns remained solidly positive during the six months ended June 30. Supporting the market rebound were generally positive economic indicators, including improving consumer confidence, increased capital expenditures, increased bank loan activity, lower unemployment and robust vehicle sales. The housing market continued to be a concern, with new housing starts and building permits showing some weakness.

The Fed, the wizard behind the curtain of market action, maintained its loose money policy, although tapering of monthly bond purchases continued. The Fed Chairwoman stated that short term rates would remain historically low until GDP growth and unemployment combine to create a receptive environment for tightening. Stay tuned.

Now to the numbers. Domestically, the S&P 500® Index (a measure of the large-cap sector of the U.S. stock market) returned 24.61% for the twelve months ended June 30, 2014. This is particularly interesting given that the S&P 500® Index fell 5.8% between December 31, 2013 and February 3, 2014. The large-cap market, as measured by the Russell 1000® Indices, showed a bias toward growth versus value stocks, with growth outperforming value by over 3 percentage points. Mid-cap stocks slightly outperformed their large-cap cousins, with the Russell Midcap Index®, a measure of the mid-cap segment of the U.S. equity universe, returning 26.85% for the twelve months ended June 30. In contrast to large-cap stocks, mid-cap value stocks outperformed mid-cap growth stocks, as measured by the Russell Midcap® Indices, by just under 2 percentage points. Small-cap stocks, as measured by the Russell 2000® Index, a measure of the small-cap segment of the U.S. equity universe, performed slightly below the S&P 500® Index, returning 23.64% for the twelve months ended June 30. As in the large-cap universe, small-cap growth stocks outperformed small-cap value stocks, as measured by the Russell 2000® Indices, by just over 2 percentage points.

International markets also provided very robust returns. The MSCI EAFE Index (net dividends), a measure of the equity market performance of developed markets excluding the U.S. and Canada, returned 23.57%, while the S&P® Developed ex-US Small Cap Index, a measure of the small-capitalization segment of developed markets excluding the U.S., was up 29.95%. Emerging markets, which have been volatile and difficult to navigate, also ended the twelve month period with strong performance as the S&P® Emerging Plus Small-Cap Index, a measure of the small-capitalization segment of emerging markets plus Korea, returned 16.00%. Clearly, while the world continues to present ongoing challenges, global investors are anticipating continued and improving global economic growth.

The fixed income markets continue to confound. Despite historically low rates and consensus (and actual commitment) by the Fed to eventually raise rates, the fixed income markets provided positive returns. The Barclays U.S. Aggregate Bond Index, a measure of the investment grade U.S. dollar-denominated, fixed-rate taxable bond market, was up 4.37% for the twelve months ended June 30, 2014.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, I encourage you to contact your financial advisor. You may also contact the Funds at 1-800-468-6337 or through our website at www.munder.com. My colleagues and I sincerely appreciate the confidence you have placed in the Munder Funds and we value the opportunity to help you meet your investment goals.

Very Truly Yours,

James FitzGerald

President and Principal Executive Officer, The Munder Funds

President, Munder Capital Management

ii	Performance History
iv	Management’s Discussion of Fund Performance
viii	Shareholder Fee Example

1	Portfolio of Investments
12	Statement of Assets and Liabilities
14	Statement of Operations
15	Statements of Changes in Net Assets
16	Statements of Changes in Net Assets — Capital Stock Activity
18	Statement of Cash Flows
20	Financial Highlights
25	Notes to Financial Statements
36	Report of Independent Registered Public Accounting Firm
37	Notes to Financial Statements — Unaudited

Risks:    Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. To the extent the Fund invests a greater amount in any one sector, the Fund’s performance will depend to a greater extent on the overall condition of that sector, and there is increased risk to the Fund if conditions adversely affect that sector. A significant portion of the Fund is invested in mortgage-backed securities, which are subject to higher prepayment risk than corporate bonds and notes, particularly in periods of declining interest rates, and are subject to the risk that an unexpected rise in interest rates will extend the life of the security beyond the expected repayment time, typically reducing the security’s value. In addition, the Fund invests in to-be-announced (TBA) securities and dollar-roll transactions, which involve the risk that the security will decline in value between the purchase date and the delivery or issue date, the risk that value of the security the Fund is required to buy will be less than an identical security, and the risk that the counterparty will fail to deliver. The Fund invests in credit default swaps, which involve the risk that small price movements can result in substantial gains or losses. The Fund also invests in dollar-denominated securities of foreign issuers, which involve additional risks due to foreign economic and political conditions, and differences in financial reporting standards.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Munder Funds distributed through Funds Distributor, LLC.

i

Performance History (Unaudited)

The line graph represents the performance of the Fund’s Class Y Shares. Due to differing sales charges and expenses, performance of classes not shown in the graph will differ. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

GROWTH OF AN ASSUMED $10,000 INVESTMENT SINCE INCEPTION(1) THROUGH 6/30/14

Class (Inception Date)	With Load		Without Load	Barclays U.S. Aggregate Bond Index
CLASS Y (12/1/91)	N/A		$34,199	$38,517
CLASS A (12/9/92)	$29,913	(2)	$31,158	$34,968
CLASS B (3/13/96)	N/A		$23,830	$28,152
CLASS C (3/25/96)	N/A		$21,996	$28,083
CLASS K (11/23/92)	N/A		$31,209	$35,287

ii

AVERAGE ANNUAL TOTAL RETURNS (AS OF 6/30/14)

Class (Inception Date)	One Year w/load		One Year w/out load	Five Years w/load		Five Years w/out load	Ten Years w/load		Ten Years w/out load	Since Inception w/load		Since Inception w/out load
CLASS Y (12/1/91)	N/A		7.18%	N/A		6.81%	N/A		5.15%	N/A		5.60%
CLASS A (12/9/92)	2.61%	(2)	6.93%	5.68%	(2)	6.55%	4.48%	(2)	4.90%	5.21%	(2)	5.41%
CLASS B (3/13/96)	1.23%	(3)	6.23%	5.46%	(3)	5.78%	N/A		4.26%	N/A		4.86%
CLASS C (3/25/96)	5.19%	(3)	6.19%	N/A		5.76%	N/A		4.12%	N/A		4.41%
CLASS K (11/23/92)	N/A		6.91%	N/A		6.57%	N/A		4.90%	N/A		5.41%

(1)	Amounts represent the growth of a $10,000 investment since inception of the share class.
(2)	Reflects the deduction of the maximum sales charge of 4.00% for Class A Shares.
(3)	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, for Class Y, A, B, C and K Shares during the fiscal year ended 6/30/13 the gross expense ratios were 0.96%, 1.21%, 1.96%, 1.96% and 1.21%, respectively. As identified in the current Fund prospectus, for Class Y, A, B, C and K Shares the net expense ratios were 0.62%, 0.87%, 1.62%, 1.62% and 0.87%, respectively. Munder Capital Management has contractually agreed to limit certain expenses of the Fund through at least 10/31/14. Expense ratios for the fiscal year ended 6/30/14 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of the Fund’s Class Y Shares during the 1991-1996 and 2008-2014 calendar years and the Fund’s Class A, B, C and K Shares during the 1992-1996 and 2008-2014 calendar years. Total returns and yields would have been lower if Munder Capital Management had not limited expenses during those periods.

iii

Management’s Discussion of Fund Performance (Unaudited)

INVESTMENT PROCESS HIGHLIGHTS

The Munder Bond Fund seeks to provide a high level of current income, with capital appreciation as a secondary consideration, through investments in a broad range of fixed income securities, also known as bonds. The Fund primarily invests in investment-grade U.S. government, corporate, asset-backed and mortgage-backed securities, which the Fund’s management team selects through a blend of both fundamental and quantitative analysis. The Fund can invest up to 20% in high yield securities.

The management team’s investment approach is designed to deliver superior risk-adjusted returns through an investment process focused on sector allocation, security selection, and yield curve/active interest rate positioning.

INVESTING ENVIRONMENT

On the heels of a solid second half of 2013, gross domestic product (“GDP”) growth during first half of 2014 looked to come in slightly negative overall. First quarter 2014 growth was expected to be weak, yet turned out to be much worse than anticipated. This, coupled with increased geo-political risk both in the Ukraine and Iraq and a significant decline in sovereign yields in the Euro Zone, all contributed to a continued decline in yields in U.S. markets during this period. After ending 2013 with a 10-year Treasury yield just over 3%, this yield fell 50 basis points over the first half of 2014, nearly 40% of which occurred in the second quarter, despite improving economic data.

Performance was strong across all primary investment grade sectors during the year ended June 30, 2014, driven by the decline in the level of interest rates as well as the tightening of credit spreads. This resulted in positive absolute returns as well as excess returns relative to Treasuries in all sectors of the fixed income market. Additionally, the high yield sector had another solid year as investors embraced risk assets in the face of low yields and an improving economy. Underscoring investors’ risk appetite, lower quality outperformed higher quality during the year.

The initial reading on first quarter 2014 GDP was a very modest 0.10% versus consensus expectations of 1.2%; unfortunately, this data series was subsequently revised down to -2.9% as personal consumption, net trade and inventories were all revised significantly lower. While the severe winter across the U.S. likely played a large role in the weaker growth, the first quarter was one of the worst non-recessionary growth quarters on record. Fortunately, many key measures of economic activity rebounded over the course of the second quarter and the consensus estimate for growth is near 3%, which would still result in virtually zero growth for the first half of 2014. Data encompassing payroll growth, manufacturing and service sector activity, residential real estate activity, auto

iv

sales and consumer confidence all improved over the quarter. Conversely, measures of personal consumption were mixed and wage growth remained subdued for this stage of the recovery. This latter point left us somewhat more cautious on our view of growth relative to consensus, as the deleveraging that occurred on the consumer side during the recovery provided additional borrowing capacity. However, this has not translated into more broad based, robust and consistent trends in consumption.

The U.S. was not the only economy experiencing a slow, uneven recovery; Europe’s recovery remained anemic and growth forecasts there expect more of the same over the next couple of years and the Chinese economy was forecasted to slow further. As a result, central bank policy remained accommodative in many major economies around the globe, and in some cases, notably the Euro Zone, it became even more accommodative. Late in the second quarter of 2014, the European Central Bank (“ECB”) further lowered its refinancing rate to 0.15% and reduced its deposit rate on reserves to negative territory to encourage bank lending and broader economic activity. Ten-year sovereign yields in many European countries fell anywhere from 30 to 50 basis points during the quarter, which likely kept U.S. Treasury yields in check, given their relative attractiveness. German 10-year yields ended the quarter over 100 basis points below the U.S., while Spanish yields were less than 10 basis points higher than similar maturity Treasuries.

Monetary policy in the U.S. was essentially unchanged during the year, with the exception of tapering the quantitative easing program. The policy setting committee updated their economic and interest rate forecasts with the main highlight being a modest increase in the expected median year-end Fed Funds rate for 2015 and 2016 as illustrated in their quarterly “dot plot.” Interestingly, their longer run median forecast for this key interest rate moved down 25 basis points, to 3.75%, which was significantly lower than prior cycles. Based upon current information, we continue to believe the Fed will begin raising short-term rates in mid to late 2015, but will likely err on the conservative side if economic growth and/or inflation trends do not progress as forecast.

INVESTMENT ALLOCATION
Corporate Bonds and Notes	47.3%
Mortgage-Backed Securities	28.0%
Asset-Backed Securities	11.8%
Investment Companies	11.0%
Other	1.9%

Total	100.0%

As a percentage of total investments as of 6/30/14.

PERFORMANCE DISCUSSION

During the twelve-month period ended June 30, 2014, the Fund returned 7.18%, outperforming the Barclays U.S. Aggregate Bond Index, which returned 4.37% over the same period.

v

The Fund’s portfolio positioning continued to favor an overweight position in non-government sectors and a large underweight to U.S. Treasuries, both of which benefitted relative performance during the second quarter of 2014. The overweight positions continue to be focused in corporate bonds as well as both asset-backed and commercial mortgage-backed securities. While some may believe that corporate bond spreads are becoming expensive, we continue to see value in this sector. A major credit index closed the second quarter of 2014 with an option-adjusted spread of 109 basis points. As we compare this to levels prior to the financial crisis, which were in the low 90s, we conclude there is room for credit spreads to tighten further as balance sheets remain healthy, investors continue to seek higher yields and our view that the Fed remains patient with monetary policy changes over the near term. Yield curve positioning remains a key area of emphasis within our strategy as we actively manage duration (interest rate risk) relative to benchmark. We are keenly focused on the significant impact major economic data points, changes in monetary policy and geo-political events can have, not only on the level of interest rates, but also on the shape of the yield curve.

The Fund’s performance contained in the Management’s Discussion of Fund Performance is based on Class Y Shares of the Fund. Performance of the other classes of shares will differ. Management’s Discussion of Fund Performance presents information about the Fund’s holdings that are believed to be accurate, and the views of the portfolio managers, as of June 30, 2014. The Fund’s holdings, the information about the Fund’s holdings and the views of the portfolio managers may change, and the Fund disclaims any obligation to advise shareholders of any such changes. Discussions regarding specific holdings are for illustration only and are not intended as recommendations to purchase or sell individual stocks. A complete list of Fund holdings as of June 30, 2014 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

The Barclays U.S. Aggregate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities and commercial mortgage-backed securities. Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

vi

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vii

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2014 through June 30, 2014.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to

viii

an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period* 1/1/14-6/30/14	Annualized Expense Ratio
Actual
Class Y	$1,000.00	$1,047.60	$3.05	0.60%
Class A	$1,000.00	$1,046.40	$4.31	0.85%
Class B	$1,000.00	$1,043.60	$8.11	1.60%
Class C	$1,000.00	$1,043.30	$8.11	1.60%
Class K	$1,000.00	$1,046.30	$4.31	0.85%
Hypothetical
Class Y	$1,000.00	$1,021.82	$3.01	0.60%
Class A	$1,000.00	$1,020.58	$4.26	0.85%
Class B	$1,000.00	$1,016.86	$8.00	1.60%
Class C	$1,000.00	$1,016.86	$8.00	1.60%
Class K	$1,000.00	$1,020.58	$4.26	0.85%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

ix

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x

Munder Bond Fund

Portfolio of Investments, June 30, 2014

Principal Amount		Value(a)

ASSET-BACKED SECURITIES — 14.2%
Auto Loans — 11.2%
	AmeriCredit Automobile Receivables Trust:
$1,100,000	Series 2011-4, Class D, 4.080% due 09/08/2017 (c)	$1,146,076
425,000	Series 2012-2, Class C, 2.640% due 10/10/2017	435,270
385,000	Series 2013-4, Class C, 2.720% due 09/09/2019	394,473
985,000	Capital Auto Receivables Asset Trust, Series 2013-1, Class A3, 0.790% due 06/20/2017 (c)	987,078
1,275,000	CarMax Auto Owner Trust, Series 2011-1, Class D, 3.620% due 08/15/2017 (c)	1,302,433
900,000	Ford Credit Auto Lease Trust, Series 2013-A, Class C, 1.280% due 06/15/2016 (c)	903,084
	Ford Credit Auto Owner Trust:
700,000	Series 2012-A, Class D, 2.940% due 07/15/2018 (c)	726,179
700,000	Series 2012-D, Class C, 1.230% due 08/15/2018 (c)	701,731
	Huntington Auto Trust:
625,000	Series 2012-1, Class D, 2.850% due 12/17/2018 (c)	643,074
450,000	Series 2012-2, Class C, 1.370% due 05/15/2018	454,686
350,000	Hyundai Auto Receivables Trust, Series 2013-C, Class C, 2.480% due 03/15/2019	358,070
1,000,000	Prestige Auto Receivables Trust, Series 2014-1A, Class A3, 144A, 1.520% due 04/15/2020 (c),(e),(f),(g)	999,618
1,260,000	Santander Drive Auto Receivables Trust, Series 2011-1, Class D, 4.010% due 02/15/2017 (c)	1,299,611

		10,351,383

Equipment — 1.1%
1,000,000	GreatAmerica Leasing Receivables, Series 2014-1, Class B, 144A, 1.860% due 08/15/2020 (c),(e),(f),(g)	998,083

See Notes to Financial Statements.

1

Munder Bond Fund

Portfolio of Investments, June 30, 2014 (continued)

Principal Amount		Value(a)

ASSET-BACKED SECURITIES (Continued)
Home Equity Loans — 1.1%
$136,309	Citigroup Mortgage Loan Trust Inc, Series 2006-WFH3, Class A3, 0.302% due 10/25/2036 (d)	$135,620
1,111	Contimortgage Home Equity Loan Trust, Series 1997-2, Pass thru Certificate, Class A9, 7.090% due 04/15/2028	1,111
	Countrywide Asset-Backed Certificates:
77,129	Series 2003-BC6, Class M5, 3.452% due 04/25/2033 (d)	28,813
209,081	Series 2007-BC2, Class 2A2, 0.332% due 06/25/2037 (d)	206,473
88,420	Park Place Securities Inc, Series 2005-WCH1, Class M2, 0.672% due 01/25/2036 (d)	87,832
367,891	Residential Asset Mortgage Products Inc, Series 2006-RZ4, Class A2, 0.332% due 10/25/2036 (d)	349,966
242,547	Residential Asset Securities Corporation, Series 2003-KS10, Class A14, 4.470% due 03/25/2032 (d)	246,942

		1,056,757

Student Loans — 0.8%
728,048	SLM Student Loan Trust, Series 2013-A, Class A1, 144A, 0.752% due 08/15/2022 (d),(e),(f),(g)	729,399

TOTAL ASSET-BACKED SECURITIES
(Cost $12,963,741)		13,135,622

CORPORATE BONDS AND NOTES — 57.3%
Bank — 4.3%
1,150,000	Bank of America Corp, 3.875% due 03/22/2017 (c)	1,226,573
844,000	Corp Andina de Fomento, SNAT, 4.375% due 06/15/2022 (c)	895,123
415,000	Huntington Bancshares Inc, 7.000% due 12/15/2020	503,320
1,055,000	PNC Funding Corp, 5.625% due 02/01/2017 (c)	1,166,860
140,000	Wachovia Corp, 5.500% due 08/01/2035	157,702

		3,949,578

See Notes to Financial Statements.

2

Principal Amount		Value(a)

Financial — 15.3%
$640,000	Alleghany Corp, 4.950% due 06/27/2022 (c)	$696,768
335,000	Aspen Insurance Holdings Ltd, 4.650% due 11/15/2023	347,980
1,360,000	Axis Specialty Finance LLC, 5.875% due 06/01/2020 (c)	1,561,692
1,105,000	Bear Stearns Cos LLC/The, 7.250% due 02/01/2018 (c)	1,315,033
325,000	Capital One Financial Corp, 2.450% due 04/24/2019	328,048
710,000	Citigroup Inc, 3.953% due 06/15/2016 (c)	749,104
550,000	Ford Motor Credit Co LLC, 5.875% due 08/02/2021	645,735
	General Electric Capital Corp:
950,000	MTN, 5.300% due 02/11/2021 (c)	1,080,263
230,000	MTN, Series A, 6.750% due 03/15/2032	303,407
	Goldman Sachs Group Inc/The:
555,000	2.375% due 01/22/2018	563,622
725,000	6.150% due 04/01/2018 (c)	831,444
	Health Care REIT Inc:
300,000	4.700% due 09/15/2017	328,177
755,000	5.250% due 01/15/2022 (c)	846,811
1,250,000	Kilroy Realty LP, 4.800% due 07/15/2018 (c)	1,357,375
900,000	Liberty Property LP, 5.650% due 08/15/2014 (c)	905,534
425,000	Lincoln National Corp, (becomes variable April 2017), 6.050% due 04/20/2067 (d)	429,781
200,000	MetLife Inc, Series A, 6.817% due 08/15/2018 (c)	239,065
280,000	Morgan Stanley, 2.500% due 01/24/2019	283,136
750,000	StanCorp Financial Group Inc, (becomes variable June 2017), 6.900% due 06/01/2067 (c),(d)	781,875
410,000	Torchmark Corp, 9.250% due 06/15/2019 (c)	527,993

		14,122,843

See Notes to Financial Statements.

3

Munder Bond Fund

Portfolio of Investments, June 30, 2014 (continued)

Principal Amount		Value(a)

CORPORATE BONDS AND NOTES (Continued)
Gas Transmission — 0.7%
$685,000	National Fuel Gas Co, 3.750% due 03/01/2023 (c)	$676,688

Industrial — 30.4%
775,000	21st Century Fox America Inc, 7.850% due 03/01/2039 (c)	1,088,818
365,000	Acuity Brands Lighting Inc, 6.000% due 12/15/2019	413,423
	Agilent Technologies Inc:
385,000	3.875% due 07/15/2023	390,137
453,000	6.500% due 11/01/2017 (c)	517,955
400,000	Alliant Techsystems Inc, 144A, 5.250% due 10/01/2021 (e),(f),(g)	413,000
250,000	Amgen Inc, 6.900% due 06/01/2038	328,052
500,000	Amkor Technology Inc, 7.375% due 05/01/2018	518,750
215,000	Anheuser-Busch Cos LLC, 5.950% due 01/15/2033	260,625
530,000	Atwood Oceanics Inc, 6.500% due 02/01/2020 (c)	565,113
375,000	B/E Aerospace Inc, 5.250% due 04/01/2022	408,281
224,000	Bristol-Myers Squibb Co, 6.125% due 05/01/2038	282,615
638,000	Cameron International Corp, 6.375% due 07/15/2018 (c)	744,368
1,000,000	Carpenter Technology Corp, 4.450% due 03/01/2023 (c)	1,028,551
575,000	Celgene Corp, 3.625% due 05/15/2024	576,344
515,000	CF Industries Inc, 6.875% due 05/01/2018 (c)	605,492
780,000	Church & Dwight Co Inc, 2.875% due 10/01/2022 (c)	754,793
405,000	Clean Harbors Inc, 5.125% due 06/01/2021	413,859
180,000	Comcast Corp, 6.400% due 05/15/2038 (c)	229,410
605,000	Crane Co, 2.750% due 12/15/2018	618,787

See Notes to Financial Statements.

4

Principal Amount		Value(a)

Industrial (Continued)
$775,000	CRH America Inc, 6.000% due 09/30/2016 (c)	$859,872
380,000	Diamond Offshore Drilling Inc, 4.875% due 11/01/2043	383,526
	Domtar Corp:
475,000	4.400% due 04/01/2022	489,022
360,000	6.250% due 09/01/2042	399,530
	Equinix Inc:
295,000	4.875% due 04/01/2020	302,375
250,000	5.375% due 04/01/2023	255,625
690,000	FMC Technologies Inc, 2.000% due 10/01/2017 (c)	698,870
795,000	Gap Inc/The, 5.950% due 04/12/2021 (c)	920,041
170,000	Halliburton Co, 7.450% due 09/15/2039	246,126
225,000	Husky Energy Inc, 3.950% due 04/15/2022	238,032
410,000	Lorillard Tobacco Co, 8.125% due 06/23/2019	511,169
525,000	Louisiana-Pacific Corp, 7.500% due 06/01/2020 (c)	577,500
465,000	Maxim Integrated Products Inc, 2.500% due 11/15/2018	470,491
500,000	Mead Johnson Nutrition Co, 4.600% due 06/01/2044	504,015
215,000	NetApp Inc, 3.375% due 06/15/2021	215,357
332,000	NewMarket Corp, 4.100% due 12/15/2022	331,618
275,000	O’Reilly Automotive Inc, 4.625% due 09/15/2021	297,179
470,000	Oshkosh Corp, 8.500% due 03/01/2020	507,600
155,000	Petro-Canada, 5.950% due 05/15/2035	185,207
450,000	Plains Exploration & Production Co, 6.750% due 02/01/2022	511,313
535,000	Reliance Steel & Aluminum Co, 4.500% due 04/15/2023	545,786
175,000	Reynolds American Inc, 6.150% due 09/15/2043	200,401

See Notes to Financial Statements.

5

Munder Bond Fund

Portfolio of Investments, June 30, 2014 (continued)

Principal Amount		Value(a)

CORPORATE BONDS AND NOTES (Continued)
Industrial (Continued)
$155,000	Rockwell Automation Inc, 6.250% due 12/01/2037	$197,579
520,000	Rosetta Resources Inc, 5.625% due 05/01/2021	534,950
705,000	Rowan Cos Inc, 4.875% due 06/01/2022 (c)	755,166
790,000	TC PipeLines LP, 4.650% due 06/15/2021 (c)	840,859
210,000	Total System Services Inc, 3.750% due 06/01/2023	204,462
845,000	Tupperware Brands Corp, 4.750% due 06/01/2021 (c)	912,158
245,000	Tyco Electronics Group SA, 2.375% due 12/17/2018	246,918
	Tyson Foods Inc:
210,000	4.500% due 06/15/2022	220,224
385,000	6.600% due 04/01/2016	421,717
320,000	UnitedHealth Group Inc, 5.800% due 03/15/2036	385,239
685,000	Vale Overseas Ltd, 4.375% due 01/11/2022 (c)	703,289
575,000	Valero Energy Corp, 10.500% due 03/15/2039 (c)	973,523
405,000	Vector Group Ltd, 7.750% due 02/15/2021	431,325
515,000	Verisk Analytics Inc, 5.800% due 05/01/2021 (c)	580,642
385,000	Western Refining Inc, 6.250% due 04/01/2021	402,325
270,000	Yum! Brands Inc, 6.875% due 11/15/2037	346,380

		27,965,784

Special Purpose — 0.4%
318,000	AmeriGas Partners LP/AmeriGas Finance Corp, 6.500% due 05/20/2021	341,055

Telephone — 1.8%
275,000	AT&T Inc, 6.150% due 09/15/2034	328,242
100,000	CenturyLink Inc, Series V, 5.625% due 04/01/2020	105,500

See Notes to Financial Statements.

6

Principal Amount		Value(a)

Telephone (Continued)
$550,000	Frontier Communications Corp, 8.500% due 04/15/2020 (c)	$649,000
	Verizon Communications Inc:
285,000	2.500% due 09/15/2016	293,762
245,000	6.400% due 09/15/2033	300,110

		1,676,614

Transportation – Non Rail — 0.3%
275,000	FedEx Corp, 4.900% due 01/15/2034	295,151

Utility – Gas — 0.8%
649,000	EQT Corp, 6.500% due 04/01/2018 (c)	737,300

Utility – Electric — 3.3%
205,000	Consolidated Edison Co of New York Inc, Series 07-A, 6.300% due 08/15/2037	266,117
640,000	Dominion Resources Inc, (becomes variable June 2016), 7.500% due 06/30/2066 (c),(d)	693,120
500,000	Empresa Nacional de Electricidad SA, 4.250% due 04/15/2024	502,781
250,000	Exelon Generation Co LLC, 6.250% due 10/01/2039	293,322
305,000	Georgia Power Co, 4.300% due 03/15/2043	306,000
650,000	PSEG Power LLC, 4.300% due 11/15/2023	679,248
320,000	Public Service Electric & Gas Co, MTN, 3.950% due 05/01/2042	312,077

		3,052,665

TOTAL CORPORATE BONDS AND NOTES
(Cost $50,164,873)		52,817,678

MORTGAGE-BACKED SECURITIES — 33.9%
Collateralized Mortgage Obligations (CMO) – Agency — 0.1%
69,819	Fannie Mae REMICS, Series 1990-5, Class J, 8.200% due 01/25/2020	77,200

See Notes to Financial Statements.

7

Munder Bond Fund

Portfolio of Investments, June 30, 2014 (continued)

Principal Amount		Value(a)

MORTGAGE-BACKED SECURITIES (Continued)
Collateralized Mortgage Obligations (CMO) – Non Agency — 1.8%
	Countrywide Alternative Loan Trust:
$267,938	Series 2003-20CB, Class 1A2, 5.500% due 10/25/2033 (c)	$276,178
258,931	Series 2005-3CB, Class 1A10, 5.250% due 03/25/2035	255,182
302,603	GSR Mortgage Loan Trust, Series 2004-15F, Class 2A1, 6.000% due 12/25/2034	329,462
178,725	MASTR Alternative Loan Trust, Series 2004-10, Class 3A1, 5.000% due 09/25/2019	181,664
215,877	Residential Funding Mortgage Securities I Inc, Series 2006-S1, Class 1A5, 5.250% due 01/25/2036 (j)	200,421
403,644	Terwin Mortgage Trust, Series 2007-2ALT, Class A1B, 144A, 0.270% due 04/25/2038 (c),(d),(e),(f),(g)	403,124

		1,646,031

Commercial Mortgage-Backed Securities — 9.0%
330,000	Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PW10, Class A4, 5.405% due 12/11/2040 (d)	343,271
	COMM Mortgage Trust:
415,000	Series 2012-CR4, Class A2, 1.801% due 10/15/2045	417,089
380,000	Series 2012-CR5, Class A2, 1.678% due 12/10/2045	381,073
330,000	Series 2012-LC4, Class B, 4.934% due 12/10/2044 (d)	363,408
230,000	Series 2013-CR13, Class A2, 3.039% due 12/10/2018	239,756
320,000	Series 2013-LC6, Class B, 3.739% due 01/10/2046	322,356
560,000	Credit Suisse Commercial Mortgage Trust, Series 2006-C5, Class AM, 5.343% due 12/15/2039	607,436
990,000	GS Mortgage Securities Trust, Series 2011-GC5, Class A2, 2.999% due 08/10/2044 (c)	1,026,909

See Notes to Financial Statements.

8

Principal Amount		Value(a)

Commercial Mortgage-Backed Securities (Continued)
	JP Morgan Chase Commercial Mortgage Securities Trust:
$441,529	Series 2005-LDP3, Class A4A, 4.936% due 08/15/2042 (d)	$455,937
600,000	Series 2006-LDP7, Class AM, 6.057% due 04/15/2045 (d)	653,569
495,000	Morgan Stanley Capital I Trust, Series 2012-C4, Class A2, 2.111% due 03/15/2045	504,617
	WF-RBS Commercial Mortgage Trust:
585,000	Series 2012-C10, Class B, 3.744% due 12/15/2045	589,605
775,000	Series 2012-C8, Class A2, 1.881% due 08/15/2045 (c)	785,518
1,185,000	Series 2012-C9, Class A2, 1.829% due 11/15/2045 (c)	1,196,478
455,000	Series 2013-C18, Class A2, 3.027% due 12/15/2046	472,408

		8,359,430

Mortgage Pass-Through Securities — 23.0%
20,371	Fannie Mae Pool, #70225, 7.500% due 08/01/2018	21,517
	Fannie Mae TBA:
4,575,000	3.500% due 04/01/2042 (h)	4,695,094
4,275,000	4.000% due 12/01/2041 (h),(i)	4,523,313
4,200,000	4.500% due 02/01/2040 (h),(i)	4,538,134
4,150,000	5.000% due 04/01/2037 (h),(i)	4,596,125
	Freddie Mac Gold Pool:
4,752	#A00813, 9.000% due 10/01/2020	4,796
19,707	#A01048, 8.500% due 02/01/2020	20,990
19,246	#C30261, 7.500% due 08/01/2029	21,879
36,710	#G00479, 9.000% due 04/01/2025	42,422
2,550,000	Ginnie Mae I TBA, 4.000% due 09/01/2040 (h),(i)	2,717,344

		21,181,614

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $30,735,177)		31,264,275

See Notes to Financial Statements.

9

Munder Bond Fund

Portfolio of Investments, June 30, 2014 (continued)

Principal Amount		Value(a)

MUNICIPAL BONDS AND NOTES — 1.7%
$695,000	City of New York NY, GO, 5.676% due 10/01/2034 (c)	$749,863
735,000	Commonwealth of Pennsylvania, GO, 5.350% due 05/01/2030 (c)	807,589

TOTAL MUNICIPAL BONDS AND NOTES
(Cost $1,401,928)		1,557,452

U.S. TREASURY OBLIGATIONS — 0.7%
(Cost $561,037)
U.S. Treasury Bond — 0.7%
670,000	2.875% due 05/15/2043	612,213

Shares

INVESTMENT COMPANIES — 13.4%
97,995	iShares iBoxx $ High Yield Corporate Bond ETF (b),(c)	9,329,124
3,017,717	State Street Institutional U.S. Government Money Market Fund (b)	3,017,717

TOTAL INVESTMENT COMPANIES
(Cost $12,186,683)		12,346,841

TOTAL INVESTMENTS
(Cost $108,013,439)	121.2%	111,734,081
OTHER ASSETS AND LIABILITIES (Net)	(21.2)	(19,551,926)

NET ASSETS	100.0%	$92,182,155

(a)	Unless otherwise indicated, the values of the securities of the Fund were determined based on Level 2 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(b)	Security value was determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(c)	Security, or a portion thereof, is pledged or designated on the Fund’s books as collateral for futures contracts, swap contracts and/or securities purchased on a when issued/delayed delivery basis.

(d)	Variable rate security. The interest rate shown reflects the rate in effect as of June 30, 2014.

(e)	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933 (“Rule 144A Security”).

(f)	Security subject to restrictions on resale under federal securities laws. These types of securities may only be resold upon registration under the Securities Act of 1933 or in transactions exempt from registration, including, in the case of a Rule 144A Security, sales to qualified institutional buyers. The Fund may invest in securities subject to restrictions on resale, subject to the

See Notes to Financial Statements.

10

limitations on investments in illiquid securities. The Fund does not have the right to demand that any of these securities be registered.

(g)	Security subject to restrictions on resale that has been deemed by the Advisor, Munder Capital Management, to be liquid.

(h)	Security purchased on a when-issued, to-be-announced or delayed delivery basis and may be settled after the customary settlement period (see Notes to Financial Statements, Note 2).

(i)	Security, or a portion thereof, subject to mortgage dollar roll transaction.

(j)	Security in default.

ABBREVIATIONS:
ETF	—	Exchange Traded Fund
GO	—	General Obligation Bonds
MTN	—	Medium Term Note
REIT	—	Real Estate Investment Trust
REMICS	—	Real Estate Mortgage Investment Conduit
SNAT	—	Supra-National
TBA	—	To Be Announced

See Notes to Financial Statements.

11

Munder Bond Fund

Statement of Assets and Liabilities, June 30, 2014

ASSETS:
Investments, at value (see accompanying schedule)	$111,734,081
Interest receivable	706,849
Receivable from Advisor	30,568
Receivable for investment securities sold	1,483,809
Receivable for Fund shares sold	85,383
Receivable for when-issued and forward delivery securities	21,084,855
Deposits with brokers for futures contracts	600,000
Prepaid expenses and other assets	16,871

Total Assets	135,742,416

LIABILITIES:
Payable for investment securities purchased	996,475
Payable for Fund shares redeemed	87,776
Payable for when-issued and forward delivery securities	42,005,433
Variation margin payable on open futures contracts	194,560
Trustees’ fees and expenses payable	93,122
Payable for deferred mortgage dollar rolls	74,571
Investment advisory fees payable	30,113
Transfer agency/record keeping fees payable	12,226
Administration fees payable	12,170
Distribution and shareholder servicing fees payable — Class A, B and C Shares	9,323
Custody fees payable	6,077
Shareholder servicing fees payable — Class K Shares	1,713
Accrued expenses and other payables	36,702

Total Liabilities	43,560,261

NET ASSETS	$92,182,155

Investments, at cost	$108,013,439

See Notes to Financial Statements.

12

NET ASSETS consist of:
Undistributed net investment income	$1,102,308
Accumulated net realized loss on security transactions, futures contracts and credit default swap contracts	(10,141,468)
Net unrealized appreciation of securities, futures contracts	3,739,126
Paid-in capital	97,482,189

$92,182,155

NET ASSETS:
Class Y Shares	$54,344,578

Class A Shares	$24,336,443

Class B Shares	$338,074

Class C Shares	$4,940,722

Class K Shares	$8,222,338

SHARES OUTSTANDING:
Class Y Shares	5,382,682

Class A Shares	2,414,897

Class B Shares	33,516

Class C Shares	486,777

Class K Shares	814,522

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$10.10

CLASS A SHARES:
Net asset value and redemption price per share	$10.08

Maximum sales charge	4.00%
Maximum offering price per share	$10.50

CLASS B SHARES:
Net asset value and offering price per share*	$10.09

CLASS C SHARES:
Net asset value and offering price per share*	$10.15

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$10.09

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

13

Munder Bond Fund

Statement of Operations, For the Year Ended June 30, 2014

INVESTMENT INCOME:
Interest	$3,167,570
Dividends	330,947
Mortgage dollar roll income	545,069

Total Investment Income	4,043,586

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	56,728
Class B Shares	7,562
Class C Shares	60,309
Shareholder servicing fees:
Class K Shares	25,676
Investment advisory fees	364,074
Administration fees	147,277
Transfer agency/record keeping fees	96,401
Custody fees	74,705
Registration and filing fees	71,718
Trustees’ fees and expenses	53,114
Legal and audit fees	29,505
Other	36,868

Total Expenses	1,023,937
Expenses reimbursed by Advisor	(327,551)

Net Expenses	696,386

NET INVESTMENT INCOME	3,347,200

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions	(428,258)
Futures contracts	(212,724)
Credit default swap contracts	384,027
Net change in unrealized appreciation/(depreciation) of:
Securities	3,130,180
Futures contracts	(158,736)
Credit default swap contracts	74,570

Net realized and unrealized gain on investments	2,789,059

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,136,259

See Notes to Financial Statements.

14

Munder Bond Fund

Statements of Changes in Net Assets

	Year Ended June 30, 2014	Year Ended June 30, 2013
Net investment income	$3,347,200	$2,935,747
Net realized gain/(loss) from security transactions, futures contracts and credit default swap contracts	(256,955)	1,298,699
Net change in net unrealized appreciation/(depreciation) of securities, futures contracts and credit default swap contracts	3,046,014	(2,566,506)

Net increase in net assets resulting from operations	6,136,259	1,667,940
Dividends to shareholders from net investment income:
Class Y Shares	(1,855,318)	(1,672,125)
Class A Shares	(763,795)	(927,198)
Class B Shares	(19,708)	(32,209)
Class C Shares	(154,258)	(168,175)
Class K Shares	(343,298)	(464,838)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	2,111,917	(450,347)
Class A Shares	(2,488,880)	(8,702,283)
Class B Shares	(727,828)	(632,380)
Class C Shares	(2,521,429)	1,335,113
Class K Shares	(3,942,557)	(4,747,542)

Net decrease in net assets	(4,568,895)	(14,794,044)
NET ASSETS:
Beginning of year	96,751,050	111,545,094

End of year	$92,182,155	$96,751,050

Undistributed net investment income	$1,102,308	$510,464

See Notes to Financial Statements.

15

Munder Bond Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended June 30, 2014	Year Ended June 30, 2013
Amount
Class Y Shares:
Sold	$4,304,035	$5,085,261
Issued as reinvestment of dividends	1,675,772	1,479,244
Redeemed	(3,867,890)	(7,014,852)

Net increase/(decrease)	$2,111,917	$(450,347)

Class A Shares:
Sold*	$8,525,605	$9,100,088
Issued as reinvestment of dividends	559,477	729,576
Redeemed	(11,573,962)	(18,531,947)

Net decrease	$(2,488,880)	$(8,702,283)

Class B Shares:
Sold	$31,079	$228,267
Issued as reinvestment of dividends	19,186	28,002
Redeemed*	(778,093)	(888,649)

Net decrease	$(727,828)	$(632,380)

Class C Shares:
Sold	$1,225,011	$3,806,525
Issued as reinvestment of dividends	76,160	95,685
Redeemed	(3,822,600)	(2,567,097)

Net increase/(decrease)	$(2,521,429)	$1,335,113

Class K Shares:
Sold	$96,985	$344,420
Issued as reinvestment of dividends	95,377	265,184
Redeemed	(4,134,919)	(5,357,146)

Net decrease	$(3,942,557)	$(4,747,542)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

16

	Year Ended June 30, 2014	Year Ended June 30, 2013
Shares
Class Y Shares:
Sold	434,173	503,257
Issued as reinvestment of dividends	169,168	146,639
Redeemed	(392,686)	(694,814)

Net increase/(decrease)	210,655	(44,918)

Class A Shares:
Sold*	863,731	900,228
Issued as reinvestment of dividends	56,565	72,437
Redeemed	(1,178,713)	(1,837,000)

Net decrease	(258,417)	(864,335)

Class B Shares:
Sold	3,151	22,586
Issued as reinvestment of dividends	1,947	2,778
Redeemed*	(78,733)	(88,153)

Net decrease	(73,635)	(62,789)

Class C Shares:
Sold	122,538	373,896
Issued as reinvestment of dividends	7,657	9,434
Redeemed	(383,863)	(253,077)

Net increase/(decrease)	(253,668)	130,253

Class K Shares:
Sold	9,820	34,051
Issued as reinvestment of dividends	9,636	26,219
Redeemed	(416,935)	(529,740)

Net decrease	(397,479)	(469,470)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

17

Munder Bond Fund

Statement of Cash Flows, For the Year Ended June 30, 2014

Increase/(decrease) in cash -
Cash flows from operating activities:
Net increase in net assets from operations	$6,136,259
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(101,030,346)
Proceeds from disposition and paydowns of investment securities	103,061,462
Net purchases, sales and maturities of short-term investments	7,917,427
Net amortization/accretion on investments	286,849
Increase in deposits with brokers for swap and future contracts	(194,400)
Decrease in dividends and interest receivable	71,950
Decrease in receivables for investment securities sold	6,285,915
Net cash provided by swaps transactions	677,152
Increase in receivable from Advisor	(1,588)
Decrease in other assets	8,916
Proceeds from futures contracts transactions	297,037
Decrease in payable for investment securities purchased	(12,230,730)
Decrease in payable for deferred mortgage dollar rolls	(34,370)
Decrease in accrued expenses	(85,751)
Unrealized appreciation on investments	(3,046,014)
Net realized loss from investments	256,955

Net cash provided by operating activities	8,376,723

Cash flows from financing activities:
Payments for mortgage dollar rolls purchases	(170,086,569)
Proceeds on mortgage dollar rolls sales	172,885,352
Proceeds from shares sold	14,149,258
Payment on shares redeemed	(24,614,359)
Cash dividends paid (excluding reinvestment of dividends of $2,425,972)	(710,405)

Net cash used in financing activities	(8,376,723)

Cash:
Beginning balance	—

Ending balance	$—

See Notes to Financial Statements.

18

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19

Munder Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year Ended 06/30/14(b)		Year Ended 06/30/13(b)		Year Ended 06/30/12(b)		Year Ended 06/30/11(b)		Year Ended 06/30/10(b)
Net asset value, beginning of period	$9.77		$9.95		$9.61		$9.54		$8.83

Income/(loss) from investment operations:
Net investment income	0.38		0.30		0.40		0.40		0.41
Net realized and unrealized gain/(loss) on investments	0.31		(0.15)		0.33		0.09		0.70

Total from investment operations	0.69		0.15		0.73		0.49		1.11

Less distributions:
Dividends from net investment income	(0.36)		(0.33)		(0.39)		(0.42)		(0.40)

Total distributions	(0.36)		(0.33)		(0.39)		(0.42)		(0.40)

Net asset value, end of period	$10.10		$9.77		$9.95		$9.61		$9.54

Total return(c)	7.18%		1.49%		7.75%		5.20%		12.73%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$54,345		$50,526		$51,897		$83,353		$84,690
Ratio of operating expenses to average net assets	0.60%		0.53%		0.40%		0.40%		0.40%
Ratio of net investment income to average net assets	3.83%		2.93%		4.13%		4.12%		4.39%
Portfolio turnover rate	262	%(d)	373	%(d)	362	%(d)	258	%(d)	206	%(d)
Ratio of operating expenses to average net assets without expense reimbursements	0.96%		0.94%		0.94%		0.87%		0.79%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on December 1, 1991 and December 9, 1992, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

(d)	The portfolio turnover rates excluding mortgage dollar roll transactions were 98%, 64%, 110%, 96% and 79% for the years ended June, 30, 2014, June 30, 2013, June 30, 2012, June 30, 2011 and June 30, 2010, respectively.

See Notes to Financial Statements.

20

A Shares
Year Ended 06/30/14(b)		Year Ended 06/30/13(b)		Year Ended 06/30/12(b)		Year Ended 06/30/11(b)		Year Ended 06/30/10(b)
$9.75		$9.93		$9.59		$9.53		$8.81

0.35		0.28		0.37		0.37		0.38

0.31		(0.15)		0.34		0.08		0.71

0.66		0.13		0.71		0.45		1.09

(0.33)		(0.31)		(0.37)		(0.39)		(0.37)

(0.33)		(0.31)		(0.37)		(0.39)		(0.37)

$10.08		$9.75		$9.93		$9.59		$9.53

6.93%		1.24%		7.49%		4.84%		12.60%

$24,336		$26,071		$35,134		$17,479		$19,533

0.85%		0.78%		0.65%		0.65%		0.65%

3.57%		2.76%		3.83%		3.87%		4.14%
262	%(d)	373	%(d)	362	%(d)	258	%(d)	206	%(d)

1.21%		1.19%		1.19%		1.11%		1.04%

See Notes to Financial Statements.

21

Munder Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

(continued)

	B Shares
	Year Ended 06/30/14(b)		Year Ended 06/30/13(b)		Year Ended 06/30/12(b)		Year Ended 06/30/11(b)		Year Ended 06/30/10(b)
Net asset value, beginning of period	$9.75		$9.93		$9.59		$9.53		$8.81

Income/(loss) from investment operations:
Net investment income	0.30		0.21		0.31		0.30		0.31
Net realized and unrealized gain/(loss) on investments	0.30		(0.16)		0.32		0.08		0.71

Total from investment operations	0.60		0.05		0.63		0.38		1.02

Less distributions:
Dividends from net investment income	(0.26)		(0.23)		(0.29)		(0.32)		(0.30)

Total distributions	(0.26)		(0.23)		(0.29)		(0.32)		(0.30)

Net asset value, end of period	$10.09		$9.75		$9.93		$9.59		$9.53

Total return(c)	6.23%		0.48%		6.69%		4.06%		11.75%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$338		$1,045		$1,688		$1,854		$2,556
Ratio of operating expenses to average net assets	1.60%		1.52%		1.40%		1.40%		1.40%
Ratio of net investment income to average net assets	3.02%		2.06%		3.15%		3.12%		3.39%
Portfolio turnover rate	262	%(d)	373	%(d)	362	%(d)	258	%(d)	206	%(d)
Ratio of operating expenses to average net assets without expense reimbursements	1.96%		1.94%		1.94%		1.87%		1.79%

(a)	Class B Shares and Class C Shares of the Fund commenced operations on March 13, 1996 and March 25, 1996, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

(d)	The portfolio turnover rates excluding mortgage dollar roll transactions were 98%, 64%, 110%, 96% and 79% for the years ended June, 30, 2014, June 30, 2013, June 30, 2012, June 30, 2011 and June 30, 2010, respectively.

See Notes to Financial Statements.

22

C Shares
Year Ended 06/30/14(b)		Year Ended 06/30/13(b)		Year Ended 06/30/12(b)		Year Ended 06/30/11(b)		Year Ended 06/30/10(b)
$9.82		$10.00		$9.65		$9.59		$8.87

0.29		0.20		0.31		0.30		0.32

0.30		(0.15)		0.33		0.08		0.70

0.59		0.05		0.64		0.38		1.02

(0.26)		(0.23)		(0.29)		(0.32)		(0.30)

(0.26)		(0.23)		(0.29)		(0.32)		(0.30)

$10.15		$9.82		$10.00		$9.65		$9.59

6.19%		0.48%		6.75%		4.03%		11.67%

$4,941		$7,270		$6,101		$4,563		$5,352

1.60%		1.54%		1.40%		1.40%		1.40%

2.89%		1.93%		3.12%		3.12%		3.39%
262	%(d)	373	%(d)	362	%(d)	258	%(d)	206	%(d)

1.96%		1.94%		1.94%		1.87%		1.79%

See Notes to Financial Statements.

23

Munder Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

(continued)

	K Shares
	Year Ended 06/30/14(b)		Year Ended 06/30/13(b)		Year Ended 06/30/12(b)		Year Ended 06/30/11(b)		Year Ended 06/30/10(b)
Net asset value, beginning of period	$9.77		$9.95		$9.60		$9.54		$8.82

Income/(loss) from investment operations:
Net investment income	0.36		0.28		0.38		0.38		0.38
Net realized and unrealized gain/(loss) on investments	0.29		(0.15)		0.34		0.07		0.71

Total from investment operations	0.65		0.13		0.72		0.45		1.09

Less distributions:
Dividends from net investment income	(0.33)		(0.31)		(0.37)		(0.39)		(0.37)

Total distributions	(0.33)		(0.31)		(0.37)		(0.39)		(0.37)

Net asset value, end of period	$10.09		$9.77		$9.95		$9.60		$9.54

Total return(c)	6.91%		1.24%		7.59%		4.83%		12.58%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$8,222		$11,838		$16,726		$30,697		$46,954
Ratio of operating expenses to average net assets	0.85%		0.78%		0.64%		0.65%		0.65%
Ratio of net investment income to average net assets	3.66%		2.79%		3.94%		3.90%		4.15%
Portfolio turnover rate	262	%(d)	373	%(d)	362	%(d)	258	%(d)	206	%(d)
Ratio of operating expenses to average net assets without expense reimbursements	1.21%		1.19%		1.17%		1.11%		1.04%

(a)	Class K Shares of the Fund commenced operations on November 23, 1992.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

(d)	The portfolio turnover rates excluding mortgage dollar roll transactions were 98%, 64%, 110%, 96% and 79% for the years ended June, 30, 2014, June 30, 2013, June 30, 2012, June 30, 2011 and June 30, 2010, respectively.

See Notes to Financial Statements.

24

Munder Bond Fund

Notes to Financial Statements, June 30, 2014

1.	Organization

As of June 30, 2014, the Munder Funds consisted of 11 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder Bond Fund (the “Fund”). Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s primary investment objective is to provide a high level of current income. Its secondary objective is capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

As of June 30, 2014, the Fund had 5 classes of shares — Class A, Class B, Class C, Class K and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B shares were closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Class B Shares were subject to a contingent deferred sales charge (“CDSC”) and automatically converted to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class C Shares are sold without a front-end sales charge but may be subject to a CDSC. Class K and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

The Board of Trustees has approved the merger of the Fund with and into a separate, newly created series of The Victory Portfolios, subject to the approval of the Fund’s shareholders. The Board of Trustees has also called for a special meeting of the shareholders of the Fund to vote on the merger, which is scheduled for September 9, 2014. If approved, the merger will occur as soon as practicable after the meeting.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of

25

Munder Bond Fund

Notes to Financial Statements, June 30, 2014 (continued)

significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Fixed income securities, including derivative securities such as interest rate and credit default swap contracts, if any, are generally valued at an evaluated bid price, which is determined based on an analytical pricing model (such as matrix pricing) commonly used for valuing such securities. Fixed income securities with remaining maturities of 60 days or less, if any, also may be valued on an amortized cost basis, which approximates current fair market value. Futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange, but may be valued at the mean of the bid and asked price where there are no sales. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last available price, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Investments in open-end funds held by a Fund, if any, are valued using the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuation determinations may be made using a market-based approach that involves a review of relevant factors, including without limitation, issuer-specific information, industry information and/or values of securities of comparable maturity, quality and type. Discounts also may be applied due to the nature or duration of any restrictions on the disposition of the investments. The pricing committee monitors the valuation approaches that it employs by reviewing, without limitation, key inputs and assumptions and any related market activity. Due to the inherent uncertainty of fair valuations, a fair value may differ significantly from the value that would have been used had an active market existed.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of each Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

26

Munder Bond Fund

Notes to Financial Statements, June 30, 2014 (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2014:

Valuation Inputs	Investments in Securities	Investments in Other Financial Instruments — Assets*
Level 1 — Quoted Prices	$12,346,841	$18,484
Level 2 — Other Significant Observable Inputs	99,387,240	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$111,734,081	$18,484

*	Other financial instruments include, if applicable, open futures contracts, swap contracts, written options and other derivative instruments, which are not reflected in the Portfolio of Investments. Derivative instruments are valued at the unrealized appreciation/(depreciation) on the instrument.

Securities or other financial instruments that transfer between levels during the period are treated as though the transfer occurred at the beginning of the period. There were no transfers into or out of any levels as described above during the fiscal year ended June 30, 2014.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector.

Futures Contracts: The Fund is subject to interest rate risk and credit risk in the normal course of pursuing its investment objectives. The Fund may enter into futures contracts for hedging (attempting to reduce risk by offsetting one investment position with another), for cash management (attempting to remain fully invested while maintaining liquidity), for managing certain risks (such as yield curve exposure, interest rate risk or credit risk), to generate income, to gain exposure to an investment in a manner other than investing in the asset directly or for any other permissible purpose. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund may be required to deposit with the broker or pledge as collateral, an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (known as “variation margin”) may be made or received by the Fund, depending on fluctuations of the value of the contract. The daily changes in futures contracts are recorded as net unrealized appreciation/(depreciation) of futures contracts. The Fund recognizes a realized gain or loss from a futures contract when the contract is closed.

27

Munder Bond Fund

Notes to Financial Statements, June 30, 2014 (continued)

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Mortgage Dollar Rolls: The Fund may enter into mortgage dollar roll transactions in which the Fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back similar, but not identical, securities on a specific future date at a predetermined price. Mortgage dollar rolls may be renewed by a new sale and repurchase with a cash settlement at each renewal without physical delivery of the securities. Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. Mortgage dollar rolls are treated as financing transactions unless the sale and repurchase are determined to involve securities that are not substantially the same. Therefore, any gain or loss is considered unrealized until the roll reaches ultimate disposition or the sale and repurchase are determined to involve securities that are not substantially the same. Income is generated as consideration for entering into these transactions and is included in income in the Fund’s Statement of Operations.

Credit Default Swap Contracts: The Fund is subject to credit risk in the normal course of pursuing its investment objective. The Fund may buy or sell credit default swap (“CDS”) contracts for hedging (attempting to reduce risk by offsetting one investment position with another), for cash management (attempting to remain fully invested while maintaining liquidity), for managing certain risks (such as yield curve exposure, interest rate risk or credit risk), to generate income, to gain exposure to an investment in a manner other than investing in the asset directly or for any other permissible purpose. CDS contracts involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy. Up-front payments made or received by the Fund are capitalized until such time that the contract is closed. The income/(cost) of CDS contracts is accrued daily and is recorded as unrealized appreciation/(depreciation) on credit default swap contracts until payment is received/(made), at which time the unrealized appreciation/(depreciation) is

28

Munder Bond Fund

Notes to Financial Statements, June 30, 2014 (continued)

reclassified to realized gain/(loss) on credit default swap contracts. In addition, CDS contracts are marked to market daily with changes in market value recorded as unrealized appreciation/(depreciation) on credit default swap contracts. If a default event occurs with respect to the underlying debt obligation, the Fund will record a realized gain/(loss) on credit default swap contracts equal to the payment received/(made), net of unrealized appreciation/(depreciation) on credit default swap contracts and/or the value of securities exchanged.

As a buyer in a CDS contract, the Fund is exposed to the risk that the counterparties to the contracts will be unable to meet the terms of their contracts. As a seller in a CDS contract, in order to “cover” its commitment under the contract, the Fund will enter into an offsetting position or instruct the custodian to designate as collateral on the Fund’s books cash or liquid assets equal to the aggregate notional value of the underlying debt obligation. The counterparty to the CDS contract may require that the Fund deposit cash or pledge collateral to offset market value depreciation of the contract until such time as the contract is closed.

Delayed Delivery Commitments: The Fund may purchase securities, including those designated as TBAs in the Portfolio of Investments, for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of the security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Fund at the time the commitment is entered into. The actual security that will be delivered to fulfill a TBA trade is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. The value of the security may vary with market fluctuations during the time before the Fund takes delivery of the security. When the Fund enters into such a transaction, the Fund instructs the custodian to designate as collateral on the Fund’s books assets with a current value at least equal to the amount of its purchase commitment. Purchases of delayed delivery securities may have a similar effect on the Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the

29

Munder Bond Fund

Notes to Financial Statements, June 30, 2014 (continued)

amortization of premiums and accretion of discounts. Expenses of the Munder Funds are allocated to each Fund using an appropriate pro-rata method, subject to certain minimums. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of each Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Securities purchased or sold on a when-issued or delayed delivery basis may be settled after the customary settlement period. Interest income is not accrued until settlement date.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid monthly (if available) by each Fund. Each Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2014.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2011.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.40% of the value of its average daily net assets.

Pursuant to a written Expense Limitation Agreement with the Fund, the Advisor agreed to waive fees or reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired

30

Munder Bond Fund

Notes to Financial Statements, June 30, 2014 (continued)

Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 0.85% for Class A and Class K Shares, 1.60% for Class B and Class C Shares, and 0.60% for Class Y Shares. For the year ended June 30, 2014, the Advisor reimbursed expenses pursuant to the Expense Limitation Agreement totaling $327,551 on behalf of the Fund, which are reflected as expenses reimbursed by Advisor in the accompanying Statement of Operations.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee
First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2014, the Advisor earned $147,277 before payment of sub-administration fees and $98,677 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2014, the Fund paid an annual effective rate of 0.1618% for administrative services.

During the year ended June 30, 2014, each Trustee was paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any fund, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2014, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST.

31

Munder Bond Fund

Notes to Financial Statements, June 30, 2014 (continued)

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) that applies to the Fund’s Class A, Class B, Class C and Class K Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for each Fund.

The maximum rates payable under the Plan for each class, as a percentage of average daily net assets, were as follows:

Class A Shares 12b-1 Fees	Class B Shares 12b-1 Fees	Class C Shares 12b-1 Fees	Class K Shares Service Fees
0.25%	1.00%	1.00%	0.25%

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments, U.S. government securities and mortgage dollar rolls for the Fund were $41,844,737 and $30,224,709, respectively, for the year ended June 30, 2014. Cost of purchases and proceeds from sales of U.S. government securities, excluding short-term investments for the Fund were $59,185,609 and $70,879,024, respectively, for the year ended June 30, 2014. Cost of purchases and proceeds from sales of mortgage dollar rolls for the Fund were $170,086,569 and $172,885,352, respectively.

At June 30, 2014, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $3,572,306, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $439,455 and net appreciation for tax purposes was $3,132,851. At June 30, 2014, aggregate cost for tax purposes was $108,601,230.

6.	Derivative Financial Instruments

The Fund is required to value derivatives at fair value and recognize changes in fair value through the Statement of Operations. As such, none of the Fund’s

32

Munder Bond Fund

Notes to Financial Statements, June 30, 2014 (continued)

derivative transactions qualify for hedge accounting. The fair value of derivative instruments held by the Fund as of June 30, 2014 was as follows:

Derivatives	Asset Derivatives	Fair Value
Interest Rate Contracts (Futures)	Balance Sheet Location:
	Net Assets — Net Unrealized Appreciation	$18,484	*

*	Includes cumulative appreciation/(depreciation) of futures contracts as described below. The Statement of Assets and Liabilities only separately discloses current day’s variation margin.

For the year ended June 30, 2014, the Fund had the following derivative activity:

Derivatives	Net Realized Gain/(Loss) Recognized in Income	Net Change in Unrealized Appreciation/ (Depreciation) Recognized in Income
Interest Rate Contracts (Futures)	$(212,724)	$(158,736)
Credit Contracts (Swaps)	384,027	74,570

At June 30, 2014, the Fund had the following open financial futures contracts*:

	Contracts	Notional Value of Contracts	Market Value of Contracts	Gross Unrealized Appreciation/ (Depreciation)
Interest Rate Contracts 2 YR U.S. Treasury Note Futures, September 2014	9	$(1,975,893)	$(1,976,344)	$(451)
Interest Rate Contracts 5 YR U.S. Treasury Note Futures, September 2014	10	$(1,191,235)	$(1,194,609)	$(3,374)
Interest Rate Contracts U.S. Treasury Long Bond Futures, September 2014	16	$(2,171,133)	$(2,195,000)	$(23,867)
Interest Rate Contracts Ultra Long Term U.S. Treasury Bond Futures, September 2014	20	$2,964,639	$2,998,750	$34,111
Interest Rate Contracts 10 YR U.S. Treasury Note Futures, September 2014	41	$5,119,982	$5,132,047	$12,065

*	The number of futures contracts held during the period averaged approximately 94.

33

Munder Bond Fund

Notes to Financial Statements, June 30, 2014 (continued)

7.	Investment Concentration

As of June 30, 2014, a substantial portion of the Fund’s net assets were invested in mortgage-backed securities. As a result, adverse market conditions affecting mortgage-backed securities may have a more significant impact on the Fund than they would on a fund investing in a broader range of securities and the value of the Fund’s shares may fluctuate more than shares of a fund investing in a broader range of securities.

8.	Revolving Line of Credit

Effective December 4, 2013, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee equal to 0.11% per annum on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. During the year ended June 30, 2014, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2014, total commitment fees incurred by the Fund were $696.

9.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and each expects the risk of loss to be remote.

10.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund as a whole. A Fund also may utilize earnings and profits distributed to shareholders on redemptions of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2014, permanent differences for the Fund resulting primarily from paydown gains and losses, defaulted bonds, premium

34

Munder Bond Fund

Notes to Financial Statements, June 30, 2014 (continued)

amortization, mortgage dollar roll adjustments, swap reclasses and Subpart F income from controlled foreign corporations were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
$381,021	$(203,023)	$(177,998)

The tax character of dividends paid to shareholders during the years ended June 30, 2014 and June 30, 2013 was as follows:

	Ordinary Income	Total
June 30, 2014	$3,136,377	$3,136,377
June 30, 2013	3,264,545	3,264,545

At June 30, 2014, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed Ordinary Income	Capital Loss Carryover	Unrealized Appreciation	Total
$1,019,200	$(10,435,814)	$3,132,851	$(6,283,763)

The differences between book and tax distributable earnings for the Fund were primarily due to premium amortization accruals, wash sales, mark-to-market adjustments on futures contracts, deferred trustees’ fees, reversal of mortgage dollar roll deferred liabilities and losses, and defaulted bond income accruals.

Under the Regulated Investment Company Modernization Act of 2010, capital losses realized after June 30, 2011 may be carried forward indefinitely and will retain their tax character as either short-term or long-term. Capital losses realized prior to July 1, 2011 will continue to be subject to their original expiration dates and will continue to be treated as short-term losses. Capital losses that can be carried forward indefinitely must be utilized fully before using capital losses that expire.

As determined at June 30, 2014, the Fund had available for federal income tax purposes $10,435,814 of unused capital losses. The portion of these losses that was realized in the current fiscal year, and therefore does not expire, consists of $1,792,661 in short-term capital losses and $300,735 in long-term capital losses. The remaining $8,342,418 of unused losses are short-term capital losses of which $4,896,553 expire in 2015 and $3,445,865 expire in 2018.

35

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Bond Fund and Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder Bond Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Bond Fund of Munder Series Trust at June 30, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 25, 2014

36

Munder Bond Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

11.	Tax Information (Unaudited)

Of the distributions paid by the Fund, none will qualify for the dividend deduction available to corporate shareholders.

For the fiscal year ended June 30, 2014, the Fund did not designate any income pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced rates.

12.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Forms N-Q are available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

13.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

15.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 12-13, 2014, the Board of Trustees unanimously voted to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2014.

37

Munder Bond Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. The Board and counsel to the “Non-Interested Trustees” had an opportunity to review such information in advance of the meeting. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.)

Both in Board meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other Board meetings held during the course of the fiscal year (including, in particular, the February 2014 Board meeting), the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, regarding the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered a number of factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as with their deliberations regarding the continuation of the Advisory Agreement. The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of this comprehensive evaluation process. The determination to approve the continuance of the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

38

Munder Bond Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•

the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented with detailed information concerning the current organizational and ownership structure of the Advisor, recent changes within the Advisor’s organization (including key personnel changes) and the financial condition of the Advisor;

•

the qualifications of management of the Advisor and of persons providing portfolio management and other key services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2013 and 2014, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided by the Advisor to the Fund during the previous year and the services anticipated to be provided to the Fund in the upcoming year;

•

the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through contractual waivers of a portion of the investment advisory fees, the addition of contractual fee breakpoints or a contractual reduction of its advisory fees), although no such adjustments were made to the Fund’s investment advisory fees during the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

39

Munder Bond Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board supported approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2013, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the one-, three- and five-year periods as compared to the performance of a small group of funds in the same Morningstar category as the Fund and having average assets in a range comparable to the Fund’s average assets; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of a larger group of funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2013: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of its benchmark for the one-, three-, five- and ten-year and since inception periods, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the one-, three- and ten-year periods but trailed the median performance of the Fund’s Lipper peer group for the five-year period. In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2014. The Board also considered information provided by the Advisor regarding its ongoing efforts to enhance investment results both with respect to the Fund and generally with respect to all of the Munder Funds.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of the Advisory Agreement.

40

Munder Bond Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor in 2013, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor over the 12 months ending on December 31, 2014, with respect to all services provided by the Advisor to the Fund, based on certain assumptions disclosed to the Board. The Board considered the costs relating to the Advisor’s services in light of the Fund’s performance. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor with respect to the Fund were not unreasonable in light of the costs relating to the services that the Advisor provides to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory and other fees and expenses of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (by reducing its contractual advisory fees, through the implementation of contractual breakpoints or through the implementation of contractual waivers) in an overall effort to reduce the total operating expenses of the Munder Funds. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints, reductions in contractual advisory fees or contractual advisory fee waivers with respect to certain of the Munder Funds in recent years. With respect to the Fund, the Board considered that the Advisor had not implemented contractual advisory fee breakpoints or reductions in the advisory fees for the Fund during 2013 and 2014. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders.

In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in the past several years to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the transfer agency fees, which took effect in June 2011.

Based on these facts and considerations, the Board concluded that the Advisor’s efforts in this regard supported approving continuance of the Advisory Agreement.

41

Munder Bond Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund and having average assets in a range comparable to the Fund’s average assets. In addition, the Board received separate information that compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers. The Board was advised that as of December 31, 2013, the Advisor had no other investment advisory clients that had investment objectives and strategies that were substantially similar to those of the Fund.

The Board also considered the Fund’s total operating expense ratio (on both a gross and net basis) in comparison to those of other funds in the same Morningstar category as the Fund and having average assets in a range comparable to the Fund’s average assets, and the Fund’s total operating expense ratio on a gross basis (and certain components of the total operating expense ratio) in comparison to a larger group of funds in the same Morningstar category as the Fund. In light of fees charged to other funds in the Fund’s Morningstar category, the Board noted that certain contractual expense limitations and/or fee waiver arrangements were currently in place to maintain a competitive cost structure.

Based on these considerations and comparisons, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that consultants and potential institutional separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, while money managers may benefit from the use of “soft dollars” obtained from broker-dealers through the payment of commissions on trades in client accounts, the Advisor limits soft dollar usage to research and brokerage products and services that the Advisor believes are permitted under the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934. Based on these facts and considerations, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

42

Munder Bond Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

(g) Additional information considered by the Board: The Board considered that Victory Capital Holdings, Inc. (“VCH”) had entered into an agreement with the Advisor’s parent companies pursuant to which VCH will acquire all of the ownership interests of the Advisor (“Transaction”). Upon the closing of the Transaction, all or most all of the investment professionals and certain other key employees of the Advisor are expected to become employees of Victory Capital Management Inc. (“Victory”). The Board also considered that, as part of the larger plans to integrate the advisory businesses of the Advisor and Victory in connection with the Transaction, the Trustees were also asked to consider the approval of the reorganization of the Fund into a corresponding series of The Victory Portfolios (“Victory Fund”). The Board noted that if the Fund’s shareholders approve the reorganization, shareholders of the Fund will become shareholders of the Victory Fund and the Fund’s Advisory Agreement with the Advisor would be terminated and replaced with an agreement with a new entity.

Based upon its comprehensive review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions, as discussed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2014.

16.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2014, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 66	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	Chairman, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 9/11); President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (12/05 to 9/11).	11	NVR, Inc. (homebuilding and mortgage banking) (since 12/11); Chesapeake Lodging Trust (real estate investment trust) (since 1/10); DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07).

43

Munder Bond Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

John Rakolta Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 67	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	11	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 65	Trustee	Indefinite; since 2/03	President, Business Roundtable (association of business chief executive officers) (since 1/11); President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (10/04-1/11).	11	K12, Inc. (provider of online education) (since 11/12); Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Airlines (10/08 to 7/12).

Thomas P. Lemke c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 59	Trustee	Indefinite; since 01/14	Retired (since 4/13): Executive Vice President and General Counsel, Legg Mason, Inc. (asset management) (2/05-3/13).	11	AXA Premier VIP Trust (registered investment company with 36 portfolios) (since 1/14); The Advisors’ Inner Circle Fund III (registered investment company with 6 portfolios) (since 3/14); J.P. Morgan Exchange-Traded Fund Trust (registered investment company with 4 portfolios) (since 5/14); ICI Mutual Insurance Company (2009-3/13).

44

Munder Bond Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05).	11	Masco Corporation (manufacturer of home improvement and building products) (since 12/06); Taubman Centers, Inc. (real estate investment trust) (since 1/97).
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 75	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	11	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., a sub-advisor to a separate series of MST. Prior to December 29, 2006, Comerica was also the indirect parent company of the Advisor.

45

Munder Bond Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 54	President and Principal Executive Officer	through 2/15; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Integrity Asset Management, LLC (investment advisor) (since 6/12); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/15; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Integrity Asset Management, LLC (investment advisor) (since 6/12); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 48	Vice President and Principal Financial Officer	through 2/15; since 2/01	Managing Director, Chief Financial Officer and Treasurer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Managing Director and Chief Financial Officer of Integrity Asset Management, LLC (investment advisor) (since 6/12); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 42	Treasurer and Principal Accounting Officer	through 2/15; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 38	Assistant Treasurer	through 2/15; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08).

46

Munder Bond Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 59	Assistant Secretary	through 2/15; since 8/99	Associate General Counsel and Assistant Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98); Associate General Counsel and Assistant Secretary of Integrity Asset Management, LLC (investment advisor) (since 6/12).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 49	Assistant Secretary	through 2/15; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 46	Assistant Secretary	through 2/15; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

17.	Subsequent Event (Unaudited)

On August 1, 2014, all outstanding Class B shares of the Fund were reclassified as Class A shares of the Fund.

47

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49

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman

John Rakolta Jr., Vice Chairman

John Engler

Thomas P. Lemke

Michael T. Monahan

Lisa A. Payne

OFFICERS

James V. FitzGerald, President and Principal Executive Officer

Peter K. Hoglund, Vice President and Principal Financial Officer

Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer

David W. Rumph, Treasurer and Principal Accounting Officer

Amy D. Eisenbeis, Assistant Secretary

Francine S. Hayes, Assistant Secretary

Mary Ann C. Shumaker, Assistant Secretary

Kevin R. Kuhl, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management

Munder Capital Center

480 Pierce Street

Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

LEGAL COUNSEL

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

ANNBOND614

ANNUAL REPORT

June 30, 2014

Munder Emerging Markets

Small-Cap Fund

Class Y & A Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds® Letter to Shareholders

DEAR SHAREHOLDERS:

The twelve months ended June 30, 2014 yielded exceptional global equity returns and positive fixed income returns. However, the period was not without its share of potentially adverse factors, especially during the second half of the year. Severe winter weather, global geopolitical unrest, mixed signals from the new Fed Chair and anemic first quarter 2014 gross domestic product (“GDP”) growth in the United States created an unusual and, at times, uncertain market environment. The calendar year started with the worst January the markets have experienced since the financial crisis, leading to increased negative sentiment. While the broad indexes had modest corrections, certain sectors of the market experienced more significant downward pressure (technology and biotech leading the pack). However, the global markets proved resilient, and returns remained solidly positive during the six months ended June 30. Supporting the market rebound were generally positive economic indicators, including improving consumer confidence, increased capital expenditures, increased bank loan activity, lower unemployment and robust vehicle sales. The housing market continued to be a concern, with new housing starts and building permits showing some weakness.

The Fed, the wizard behind the curtain of market action, maintained its loose money policy, although tapering of monthly bond purchases continued. The Fed Chairwoman stated that short term rates would remain historically low until GDP growth and unemployment combine to create a receptive environment for tightening. Stay tuned.

Now to the numbers. Domestically, the S&P 500® Index (a measure of the large-cap sector of the U.S. stock market) returned 24.61% for the twelve months ended June 30, 2014. This is particularly interesting given that the S&P 500® Index fell 5.8% between December 31, 2013 and February 3, 2014. The large-cap market, as measured by the Russell 1000® Indices, showed a bias toward growth versus value stocks, with growth outperforming value by over 3 percentage points. Mid-cap stocks slightly outperformed their large-cap cousins, with the Russell Midcap Index®, a measure of the mid-cap segment of the U.S. equity universe, returning 26.85% for the twelve months ended June 30. In contrast to large-cap stocks, mid-cap value stocks outperformed mid-cap growth stocks, as measured by the Russell Midcap® Indices, by just under 2 percentage points. Small-cap stocks, as measured by the Russell 2000® Index, a measure of the small-cap segment of the U.S. equity universe, performed slightly below the S&P 500® Index, returning 23.64% for the twelve months ended June 30. As in the large-cap universe, small-cap growth stocks outperformed small-cap value stocks, as measured by the Russell 2000® Indices, by just over 2 percentage points.

International markets also provided very robust returns. The MSCI EAFE Index (net dividends), a measure of the equity market performance of developed markets excluding the U.S. and Canada, returned 23.57%, while the S&P® Developed ex-US Small Cap Index, a measure of the small-capitalization segment of developed markets excluding the U.S., was up 29.95%. Emerging markets, which have been volatile and difficult to navigate, also ended the twelve month period with strong performance as the S&P® Emerging Plus Small-Cap Index, a measure of the small-capitalization segment of emerging markets plus Korea, returned 16.00%. Clearly, while the world continues to present ongoing challenges, global investors are anticipating continued and improving global economic growth.

The fixed income markets continue to confound. Despite historically low rates and consensus (and actual commitment) by the Fed to eventually raise rates, the fixed income markets provided positive returns. The Barclays U.S. Aggregate Bond Index, a measure of the investment grade U.S. dollar-denominated, fixed-rate taxable bond market, was up 4.37% for the twelve months ended June 30, 2014.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, I encourage you to contact your financial advisor. You may also contact the Funds at 1-800-468-6337 or through our website at www.munder.com. My colleagues and I sincerely appreciate the confidence you have placed in the Munder Funds and we value the opportunity to help you meet your investment goals.

Very Truly Yours,

James FitzGerald

President and Principal Executive Officer, The Munder Funds

President, Munder Capital Management

ii	Performance History
iv	Management’s Discussion of Fund Performance
viii	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statement of Changes in Net Assets
12	Statement of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
15	Notes to Financial Statements
24	Report of Independent Registered Public Accounting Firm
25	Notes to Financial Statements — Unaudited

Risks:    Investors should note that investments in foreign securities involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. There are greater risks involved in investing in emerging market countries than those associated with investment in developed foreign markets. Smaller company stocks are more volatile and less liquid than larger, more established company securities. A substantial portion of the Fund’s assets is invested in securities of Chinese and South Korean issuers; therefore, adverse market conditions impacting that country may have a more pronounced effect on the Fund.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Munder Funds distributed through Funds Distributor, LLC.

i

Performance History (Unaudited)

The line graph represents the performance of the Fund’s Class Y Shares. Due to differing sales charges and expenses, performance of classes not shown in the graph will differ. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

GROWTH OF AN ASSUMED $10,000 INVESTMENT SINCE INCEPTION(1) THROUGH 6/30/14

Class (Inception Date)	With Load		Without Load	S&P® Emerging Plus SmallCap Index
CLASS Y (7/2/13)	N/A		$11,479	$11,422
CLASS A (7/2/13)	$10,817	(2)	$11,445	$11,422

ii

AVERAGE ANNUAL TOTAL RETURNS (AS OF 6/30/14)

Class (Inception Date)	Since Inception w/load		Since Inception w/out load
CLASS Y (7/2/13)	N/A		14.79%
CLASS A (7/2/13)	8.17%	(2)	14.45%

(1)	Amounts represent the growth of a $10,000 investment since inception of the share class.
(2)	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, for Class Y and A Shares the gross expense ratios were estimated to be 10.64% and 10.89%, respectively, and the net expense ratios were expected to be 1.48% and 1.73%, respectively. Munder Capital Management has contractually agreed to limit certain expenses of the Fund’s Class Y and A Shares through at least 10/31/14. Expense ratios for the fiscal year ended 6/30/14 are included in this Annual Report in the Financial Highlights. Munder Capital Management reimbursed certain expenses of the Fund’s Class Y and A Shares during the 2013-2014 calendar years. Total returns would have been lower if Munder Capital Management had not limited expenses during those periods.

iii

Management’s Discussion of Fund Performance (Unaudited)

INVESTMENT PROCESS HIGHLIGHTS

The Emerging Markets Small-Cap Fund’s management team seeks to provide long-term growth of capital in the Fund by investing primarily in equity securities of smaller companies in emerging markets countries represented in the S&P® Emerging Plus SmallCap Index and the MSCI Emerging Markets Small Cap Index. In selecting investments for the Fund, the management team utilizes structured fundamental analysis, which is a combination of quantitative and traditional qualitative analysis, to identify companies exhibiting improving business momentum and attractive valuations. The stock selection process is designed to produce a diversified portfolio that, relative to the S&P® Emerging Plus SmallCap Index and the MSCI Emerging Markets Small Cap Index, tends to have a below-average price-to-earnings ratio and an above-average earnings growth trend.

The management team’s investment approach is designed to achieve consistent long-tem returns across the full breadth of market conditions and economic cycles. The focus of the Fund’s investment process centers on security selection within a risk-aware framework. The team believes this is the best way to position the Fund to achieve an optimal balance between potential reward and investment risk over a complete market cycle.

INVESTING ENVIRONMENT

Emerging small-cap markets rose over the twelve months ended June 30, 2014, as economic policy transparency provided investors with confidence that recent market stability was sustainable. Indonesia fell 27.6% and was one of the worst performing countries. The Indonesian central bank unexpectedly raised its benchmark rate to stem capital outflows and support the rupiah. Turkey dropped 8.0%. A spreading corruption crisis damaged investor confidence in Turkey and sent the lira to a record low. India rose 51.7%. The overwhelming victory by Narendra Modi and his Bharatiya Janata Party (BLP) is expected to bring stability and economic reform to the country. All ten economic sectors posted a positive return. Telecommunication stocks rose 34.9%, boosted by merger speculation focused on some of the smaller alternative operators. Energy stocks were the laggards as they rose just 0.7%. The Fund’s exposure to relative value and improving business momentum was beneficial to performance. The Fund remained focused on stock selection while adhering to our strict country and sector risk controls.

iv

COUNTRY ALLOCATION*
China	18.8%
South Korea	15.8%
Brazil	10.1%
Taiwan	9.3%
Mexico	7.8%
India	7.1%
South Africa	7.0%
Thailand	4.6%
Malaysia	4.3%
Russian Federation	3.1%
Philippines	2.8%
Turkey	2.2%
Other	7.1%

Total	100.0%

As a percentage of net assets as of 6/30/14.

* Country classification is based on the country classification assigned within the Fund’s benchmark and does not include exposure through holdings of foreign currencies.

PERFORMANCE DISCUSSION

During the period from the Fund’s inception on July 2, 2013 through June 30, 2014, the Fund returned 14.79%, outperforming the S&P® Emerging Plus SmallCap Index, which returned 14.22% over the same period.

Notable contributors to the Fund’s performance during the period included: Gruma SAB de CV, which produces and markets corn flour and bakes tortillas; Kroton Educacional S.A., which provides primary, secondary and post secondary educational services; Biostime International Holdings Limited, which manufactures and sells pediatric nutritional and baby care products; China South City Holdings Limited, which develops and manages real estate properties such as integrated logistics centers and hotels; and Nickel Asia Corporation, which explores for and produces nickel in the Philippines.

Notable detractors to the Fund’s performance during the period included: Pharmstandard OJSC, which manufactures and supplies pharmaceutical products; PT Surya Semesta Internusa Tbk, a construction, property development and hospitality business; PT Alam Sutera Realty Tbk, a property developer; Chipbond Technology Corporation; which manufactures and distributes wafer bumps, chips, and other electronic components; and Partron Co., Ltd., which manufactures electronic parts, such as antennas, isolators, and camera module products.

FUND CHANGES

The Fund’s management team identified investment opportunities for the Fund during the period, including: Padini Holdings Bhd, a garment and shoe manufacturer and retailer; Far East Horizon Ltd., a financial services provider; Nickel Asia Corp., an explorer for and producer of nickel; Lonking Holdings Ltd, a designer and manufacturer of wheel loaders and infrastructure machinery; and Odontoprev S.A., a dental benefits company.

The team sold the Fund’s positions in several investments during the period, including: Soulbrain Co., a manufacturer of semiconductor related chemicals; Montage Technology Group, a provider of semiconductor solutions; Iochpe Maxion S.A., a manufacturer of vehicle parts; Meritz Fire and Marine, a

v

provider of a variety of non-life insurance services; and Eclat Textile Co. Ltd, which weaves, dyes, and sells fabrics, garments, yarns, and other textile materials.

The Fund’s performance contained in the Management’s Discussion of Fund Performance is based on Class Y Shares of the Fund. Performance of the other classes of shares will differ. Management’s Discussion of Fund Performance presents information about the Fund’s holdings that are believed to be accurate, and the views of the portfolio managers, as of June 30, 2014. The Fund’s holdings, the information about the Fund’s holdings and the views of the portfolio managers may change, and the Fund disclaims any obligation to advise shareholders of any such changes. Discussions regarding specific holdings are for illustration only and are not intended as recommendations to purchase or sell individual stocks. Exchange-traded fund holdings are not included in the notable contributors to the Fund’s performance. A complete list of Fund holdings as of June 30, 2014 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

The S&P® Emerging Plus SmallCap Index consists of the bottom 15% (based on market capitalization) of companies from each country represented in the S&P® Emerging BMI plus Korea. The S&P® Emerging BMI includes companies domiciled in 20 emerging markets countries with float-adjusted market capitalizations of at least US$100 million and annual trading liquidity of at least US$50 million. Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

vi

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vii

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2014 through June 30, 2014.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

viii

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period* 1/1/14-6/30/14	Annualized Expense Ratio
Actual
Class Y	$1,000.00	$1,058.40	$7.55	1.48%
Class A	$1,000.00	$1,056.60	$8.82	1.73%
Hypothetical
Class Y	$1,000.00	$1,017.46	$7.40	1.48%
Class A	$1,000.00	$1,016.22	$8.65	1.73%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

ix

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x

Munder Emerging Markets Small-Cap Fund

Portfolio of Investments, June 30, 2014

Shares		Value(a)

COMMON STOCKS — 88.7%
Brazil — 8.9%
1,600	Estacio Participacoes SA	$21,181
1,600	EZ Tec Empreendimentos e Participacoes SA	16,960
1,100	Kroton Educacional SA	30,847
2,400	Light SA	23,419
700	Linx SA	16,408
3,000	Minerva SA †	15,058
3,488	Odontoprev SA	14,997
1,700	Profarma Distribuidora de Produtos Farmaceuticos SA	16,542
1,200	Smiles SA	25,515
3,000	Sul America SA, CDS	21,249
4,574	Tecnisa SA	14,884

		217,060

China — 18.8%
58,000	China Lesso Group Holdings Ltd	31,057
60,000	China Power International Development Ltd	23,612
19,500	China Railway Construction Corp Ltd, H Shares	17,209
26,000	China South City Holdings Ltd	13,687
23,000	China ZhengTong Auto Services Holdings Ltd	12,939
8,800	Chongqing Changan Automobile Co Ltd, B Shares	17,372
36,000	Datang International Power Generation Co Ltd, H Shares	14,074
28,000	Far East Horizon Ltd	20,376
74,000	Franshion Properties China Ltd	19,573
127,000	GOME Electrical Appliances Holding Ltd	20,647
20,000	Guangzhou Automobile Group Co Ltd, H Shares	23,225
20,000	Hilong Holding Ltd	9,935
23,520	Huaxin Cement Co Ltd, B Shares	20,768
86,000	Kaisa Group Holdings Ltd	25,521
30,500	KWG Property Holding Ltd	17,512
28,000	Lijun International Pharmaceutical Holding Co Ltd	10,730
65,000	Lonking Holdings Ltd	11,154
1,564	Phoenix New Media Ltd, ADR †	16,750
50,000	Sichuan Expressway Co Ltd, H Shares	15,999
28,000	Sihuan Pharmaceutical Holdings Group Ltd	17,052
16,000	SinoMedia Holding Ltd	12,386
20,000	TCL Communication Technology Holdings Ltd	24,205
74,000	Tiangong International Co Ltd	12,508
1,311	Trina Solar Ltd, ADR †	16,820
478	WuXi PharmaTech Cayman Inc, ADR †	15,707
270	YY Inc, ADR †	20,385

		461,203

See Notes to Financial Statements.

1

Munder Emerging Markets Small-Cap Fund

Portfolio of Investments, June 30, 2014 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Egypt — 0.6%
28,036	Palm Hills Developments SAE †	$15,606

India — 0.7%
952	WNS Holdings Ltd, ADR †	18,259

Indonesia — 1.9%
110,300	Bank Tabungan Negara Persero Tbk PT	9,676
128,400	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	25,073
131,300	Summarecon Agung Tbk PT	12,571

		47,320

Malaysia — 4.3%
22,100	Kossan Rubber Industries	25,465
113,000	Nam Cheong Ltd	35,797
37,000	Padini Holdings Bhd	22,700
37,000	Perdana Petroleum Bhd †	21,087

		105,049

Mexico — 7.8%
5,500	Corp Inmobiliaria Vesta SAB de CV	11,557
5,700	Credito Real SAB de CV	12,763
4,300	Gruma SAB de CV, Class B †	51,464
6,700	Megacable Holdings SAB de CV, CPO	28,332
10,000	Mexico Real Estate Management SA de CV †	20,727
11,000	OHL Mexico SAB de CV †	33,576
1,125	Ternium SA, ADR	31,421

		189,840

Philippines — 2.8%
692,000	Filinvest Land Inc	25,841
57,117	Nickel Asia Corp	43,181

		69,022

Poland — 1.5%
18,668	Getin Noble Bank SA †	19,302
9,828	Netia SA	16,796

		36,098

Russian Federation — 2.5%
15,956	Alrosa AO †	19,631
538	CAT Oil AG	13,846
397	Mail.ru Group Ltd, GDR †	13,994
6,941	Moscow Exchange MICEX-RTS OAO †	13,780

		61,251

See Notes to Financial Statements.

2

Shares		Value(a)

South Africa — 7.0%
1,320	Astral Foods Ltd	$15,143
13,928	Mpact Ltd	36,526
6,275	Raubex Group Ltd	13,364
3,903	Resilient Property Income Fund Ltd	22,038
10,326	Sibanye Gold Ltd	27,711
7,964	Super Group Ltd †	22,802
7,610	Telkom SA SOC Ltd †	32,701

		170,285

South Korea — 15.8%
380	Boryung Pharmaceutical Co Ltd	16,732
298	Com2uSCorp †	19,174
560	Daesang Corp	25,432
1,020	DGB Financial Group Inc	15,273
317	Fila Korea Ltd	30,108
749	Hansae Co Ltd	20,246
1,440	Hansol Paper Co	16,723
201	Hanssem Co Ltd	15,455
319	i-SENS Inc †	16,205
534	KEPCO Plant Service & Engineering Co Ltd	36,522
1,247	Korean Reinsurance Co	12,879
196	LG Innotek Co Ltd †	28,089
390	LIG Insurance Co Ltd	10,716
17	Lotte Chilsung Beverage Co Ltd	29,537
26	Lotte Food Co Ltd	19,452
1,090	Seah Besteel Corp	34,904
649	SL Corp	14,432
2,050	Wonik IPS Co Ltd †	23,503

		385,382

Taiwan — 9.3%
12,101	AcBel Polytech Inc	18,116
4,700	Chailease Holding Co Ltd	11,822
22,000	Coretronic Corp	24,647
10,000	Everlight Electronics Co Ltd	25,789
13,000	Gigabyte Technology Co Ltd	20,834
19,000	Grand Pacific Petrochemical	11,900
3,000	Merry Electronics Co Ltd	16,026
18,000	Sigurd Microelectronics Corp †	22,306
845	Silicon Motion Technology Corp, ADR	17,263
10,000	Syncmold Enterprise Corp	24,348
22,000	Vanguard International Semiconductor Corp	35,330

		228,381

See Notes to Financial Statements.

3

Munder Emerging Markets Small-Cap Fund

Portfolio of Investments, June 30, 2014 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Thailand — 4.6%
96,500	GFPT PCL	$38,059
18,600	Hana Microelectronics PCL	19,199
9,800	Thaicom PCL	11,625
18,800	Thanachart Capital PCL	20,419
38,600	Thoresen Thai Agencies PCL †	24,382

		113,684

Turkey — 2.2%
5,587	Aksa Akrilik Kimya Sanayii	20,227
993	Turk Traktor ve Ziraat Makineleri AS	32,340

		52,567

TOTAL COMMON STOCKS
(Cost $1,890,236)		2,171,007

PREFERRED STOCKS — 2.3%
Brazil — 1.2%
4,900	Banco ABC Brasil SA	30,161

Colombia — 0.5%
5,792	Avianca Holdings SA	11,815

Russian Federation — 0.6%
7	AK Transneft OAO †	15,341

TOTAL PREFERRED STOCKS
(Cost $54,775)		57,317

INVESTMENT COMPANIES — 7.9%
India — 6.4%
4,925	iShares MSCI India Small-Cap ETF	157,354

Multi-Country — 1.0%
475	iShares MSCI Emerging Markets Small-Cap ETF	23,631

United States — 0.5%
12,259	State Street Institutional U.S. Government Money Market Fund	12,259

TOTAL INVESTMENT COMPANIES
(Cost $128,921)		193,244

TOTAL INVESTMENTS
(Cost $2,073,932)	98.9%	2,421,568
OTHER ASSETS AND LIABILITIES (Net)	1.1	25,758

NET ASSETS	100.0%	$2,447,326

See Notes to Financial Statements.

4

†	Non-income producing security.

(a)	As of June 30, 2014, the values of the securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

ABBREVIATIONS:
ADR	—	American Depositary Receipt
CDS	—	Certificates of Deposit of Shares
CPO	—	Certificates of Ordinary Participation
ETF	—	Exchange Traded Fund
GDR	—	Global Depositary Receipt
OAO	—	Russian Open Joint Stock Corporation

At June 30, 2014, industry diversification of the Fund was as follows:

	% of Net Assets	Value
COMMON STOCKS:
Food Products	7.8%	$189,680
Metals & Mining	6.9	169,356
Real Estate Management & Development	5.8	141,868
Semiconductors & Semiconductor Equipment	5.8	141,011
Machinery	4.2	103,640
Electronic Equipment, Instruments & Components	3.6	87,960
Specialty Retail	3.2	79,088
Textiles, Apparel & Luxury Goods	2.9	70,581
Media	2.7	66,234
Banks	2.6	64,670
Diversified Telecommunication Services	2.5	61,122
Diversified Consumer Services	2.1	52,028
Internet Software & Services	2.1	51,130
Transportation Infrastructure	2.0	49,575
Household Durables	1.9	47,299
Diversified Financial Services	1.9	45,977
Technology Hardware, Storage & Peripherals	1.8	45,039
Energy Equipment & Services	1.8	44,868
Insurance	1.8	44,844
Pharmaceuticals	1.8	44,513
Real Estate Investment Trusts (REITs)	1.8	42,765
Health Care Equipment & Supplies	1.7	41,671
Automobiles	1.7	40,597
Independent Power and Renewable Electricity Producers	1.5	37,686
Containers & Packaging	1.5	36,526
Commercial Services & Supplies	1.5	36,522
Software	1.5	35,581
Health Care Providers & Services	1.3	31,539
Building Products	1.3	31,057

See Notes to Financial Statements.

5

Munder Emerging Markets Small-Cap Fund

Portfolio of Investments, June 30, 2014 (continued)

	% of Net Assets	Value
Construction & Engineering	1.3%	$30,574
Beverages	1.2	29,538
Marine	1.0	24,381
Electric Utilities	1.0	23,419
Construction Materials	0.9	20,768
IT Services	0.7	18,259
Electrical Equipment	0.7	18,116
Paper & Forest Products	0.7	16,723
Life Sciences Tools & Services	0.6	15,707
Auto Components	0.6	14,432
Consumer Finance	0.5	12,763
Chemicals	0.5	11,900

TOTAL COMMON STOCKS	88.7	2,171,007
PREFERRED STOCKS:
Banks	1.2	30,161
Oil, Gas & Consumable Fuels	0.6	15,341
Airlines	0.5	11,815

TOTAL PREFERRED STOCKS	2.3	57,317
INVESTMENT COMPANIES	7.9	193,244

TOTAL INVESTMENTS	98.9	2,421,568
OTHER ASSETS AND LIABILITIES (Net)	1.1	25,758

NET ASSETS	100.0%	$2,447,326

See Notes to Financial Statements.

6

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7

Munder Emerging Markets Small-Cap Fund

Statement of Assets and Liabilities, June 30, 2014

ASSETS:
Investments, at value (see accompanying schedule)	$2,421,568
Foreign currency, at value	11,640
Dividends and interest receivable	8,973
Receivable from Advisor	58,931
Receivable for investment securities sold	8,199
Prepaid expenses and other assets	5,722

Total Assets	2,515,033

LIABILITIES:
Payable for investment securities purchased	8,508
Legal and audit fees payable	29,499
Custody fees payable	7,057
Trustees’ fees and expenses payable	6,642
Administration fees payable	5,259
Investment advisory fees payable	2,161
Deferred foreign taxes payable	2,133
Transfer agency/record keeping fees payable	109
Distribution and shareholder servicing fees payable — Class A Shares	47
Printing and mailing fees payable	6,292

Total Liabilities	67,707

NET ASSETS	$2,447,326

Investments, at cost	$2,073,932

Foreign currency, at cost	$11,624

See Notes to Financial Statements.

8

NET ASSETS consist of:
Undistributed net investment income	$12,810
Accumulated net realized loss on investments sold	(74,270)
Net unrealized appreciation of securities and foreign currency-related transactions	345,542
Paid-in capital	2,163,244

$2,447,326

NET ASSETS:
Class Y Shares	$2,211,325

Class A Shares	$236,001

SHARES OUTSTANDING:
Class Y Shares	193,866

Class A Shares	20,716

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$11.41

CLASS A SHARES:
Net asset value and redemption price per share	$11.39

Maximum sales charge	5.50%
Maximum offering price per share	$12.05

See Notes to Financial Statements.

9

Munder Emerging Markets Small-Cap Fund

Statement of Operations, For the Period Ended June 30, 2014*

INVESTMENT INCOME:
Dividends(a)	$51,799

Total Investment Income	51,799

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	409
Custody fees	83,639
Administration fees	64,800
Legal and audit fees	37,383
Investment advisory fees	22,092
Printing and mailing fees	17,253
Trustees’ fees and expenses	15,000
Registration and filing fees	9,000
Transfer agency/record keeping fees	1,215
Other	13,618

Total Expenses	264,409
Expenses reimbursed by Advisor	(234,275)

Net Expenses	30,134

NET INVESTMENT INCOME	21,665

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions(b)	(72,838)
Foreign currency-related transactions	1,522
Net change in unrealized appreciation/(depreciation) of:
Securities(c)	347,636
Foreign currency-related transactions	(2,094)

Net realized and unrealized gain on investments	274,226

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$295,891

*	Fund commenced operations on July 2, 2013.

(a)	Net of foreign withholding taxes of $5,078.

(b)	Net of realized foreign tax of $533.

(c)	Net of deferred foreign tax of $2,133.

See Notes to Financial Statements.

10

Munder Emerging Markets Small-Cap Fund

Statement of Changes in Net Assets

Period Ended June 30, 2014*
Net investment income	$21,665
Net realized loss from security transactions and foreign currency-related transactions	(71,316)
Net change in net unrealized appreciation/(depreciation) of securities and foreign currency-related transactions	345,542

Net increase in net assets resulting from operations	295,891
Dividends to shareholders from net investment income:
Class Y Shares	(10,947)
Class A Shares	(935)
Net increase in net assets from Fund share transactions:
Class Y Shares	1,949,397
Class A Shares	213,920

Net increase in net assets	2,447,326
NET ASSETS:
Beginning of year	—

End of year	$2,447,326

Undistributed net investment income	$12,810

*	Fund commenced operations on July 2, 2013.

See Notes to Financial Statements.

11

Munder Emerging Markets Small-Cap Fund

Statement of Changes in Net Assets — Capital Stock Activity

Period Ended June 30, 2014*
Amount
Class Y Shares:
Sold	$2,111,345
Issued as reinvestment of dividends	9,342
Redeemed	(171,290)

Net increase	$1,949,397

Class A Shares:
Sold	$267,047
Issued as reinvestment of dividends	934
Redeemed	(54,061)

Net increase	$213,920

*	Fund commenced operations on July 2, 2013.

See Notes to Financial Statements.

12

Period Ended June 30, 2014*
Shares
Class Y Shares:
Sold	209,342
Issued as reinvestment of dividends	879
Redeemed	(16,355)

Net increase	193,866

Class A Shares:
Sold	25,837
Issued as reinvestment of dividends	88
Redeemed	(5,209)

Net increase	20,716

*	Fund commenced operations on July 2, 2013.

See Notes to Financial Statements.

13

Munder Emerging Markets Small-Cap Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares		A Shares
	Period Ended 6/30/14(b)		Period Ended 6/30/14(b)
Net asset value, beginning of period	$10.00		$10.00

Income/(loss) from investment operations:
Net investment income	0.12		0.09
Net realized and unrealized gain on investments	1.35		1.35

Total from investment operations	1.47		1.44

Less distributions:
Dividends from net investment income	(0.06)		(0.05)

Total distributions	(0.06)		(0.05)

Net asset value, end of period	$11.41		$11.39

Total return(c)	14.79%		14.45%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,211		$236
Ratio of operating expenses to average net assets	1.48	%(d)	1.73	%(d)
Ratio of net investment income to average net assets	1.10	%(d)	0.82	%(d)
Portfolio turnover rate	106%		106%
Ratio of operating expenses to average net assets without expense reimbursements	13.11	%(d)	13.77	%(d)

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on July 2, 2013.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

(d)	Annualized.

See Notes to Financial Statements.

14

Munder Emerging Markets Small-Cap Fund

Notes to Financial Statements, June 30, 2014

1.	Organization

As of June 30, 2014, the Munder Funds consisted of 11 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder Emerging Markets Small-Cap Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide long-term growth of capital. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund offers 2 classes of shares — Class A and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges.

The Board of Trustees has approved the merger of the Fund with and into a separate, newly created series of The Victory Portfolios, subject to the approval of the Fund’s shareholders. The Board of Trustees has also called for a special meeting of the shareholders of the Fund to vote on the merger, which is scheduled for September 9, 2014. If approved, the merger will occur as soon as practicable after the meeting.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if

15

Munder Emerging Markets Small-Cap Fund

Notes to Financial Statements, June 30, 2014 (continued)

any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued using the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuation determinations may be made using a market-based approach that involves a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information. Discounts also may be applied due to the nature or duration of any restrictions on the disposition of the investments. The pricing committee monitors the valuation approaches that it employs by reviewing, without limitation, key inputs and assumptions and any related market activity. Due to the inherent uncertainty of fair valuations, a fair value may differ significantly from the value that would have been used had an active market existed.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, significant event fair value factors, interest rates, prepayment speeds, credit risk, etc.)

16

Munder Emerging Markets Small-Cap Fund

Notes to Financial Statements, June 30, 2014 (continued)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2014:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$2,421,568
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$2,421,568

Securities or other financial instruments that transfer between levels during the period are treated as though the transfer occurred at the beginning of the period. There were no transfers into or out of any levels as described above during the fiscal year ended June 30, 2014.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by country.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

17

Munder Emerging Markets Small-Cap Fund

Notes to Financial Statements, June 30, 2014 (continued)

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Foreign currency spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method, subject to certain minimums. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the period ended June 30, 2014.

18

Munder Emerging Markets Small-Cap Fund

Notes to Financial Statements, June 30, 2014 (continued)

The Fund is subject to examination by U.S. federal and state tax authorities for all periods since inception of the Fund.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”), is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 1.10% of its average daily net assets.

Pursuant to a written Expense Limitation Agreement with the Fund, the Advisor agreed to waive fees or reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 1.73% and 1.48% for Class A and Class Y Shares, respectively (collectively, “Target Operating Expenses”). For the period ended June 30, 2014, the Advisor reimbursed expenses pursuant to the Expense Limitation Agreement on behalf of the Fund totaling $234,275, which are reflected as expenses reimbursed by Advisor in the accompanying Statement of Operations.

Pursuant to a separate written Agreement with the Fund (the “Repayment Agreement”), the Advisor may seek repayment from the Fund for Fund expenses it reimbursed under the Expense Limitation Agreement. At June 30, 2014, the total amount eligible for repayment to the Advisor was $234,275, of which $234,275 expires in 2017. The Fund may only grant such repayment provided (1) its actual total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) are below the Target Operating Expenses and (2) it receives approval from the Board of Trustees. The Repayment Agreement is subject to annual review by the Board of Trustees.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed

19

Munder Emerging Markets Small-Cap Fund

Notes to Financial Statements, June 30, 2014 (continued)

daily and payable monthly at the following annual rates, subject to a Fund minimum fee of $56,000:

Fund Net Assets	Annual Fee
First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the period ended June 30, 2014, the Advisor earned $64,800 before payment of sub-administration fees and $41,219 after payment of sub-administration fees for its administrative services to the Fund. During the period ended June 30, 2014, the Fund paid an annual effective rate of 3.2176% before expense reimbursements and 0.00% after expense reimbursement for administrative services.

During the period ended June 30, 2014, each Trustee was paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2014, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) that applies to the Fund’s Class A Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of

20

Munder Emerging Markets Small-Cap Fund

Notes to Financial Statements, June 30, 2014 (continued)

compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rate payable under the Plan for Class A Shares is 0.25% of average daily net assets.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $4,294,146 and $2,161,883, respectively, for the period ended June 30, 2014.

At June 30, 2014, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $393,875, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $49,037 and net appreciation for tax purposes was $344,838. At June 30, 2014, aggregate cost for tax purposes was $2,076,730.

6.	Investment Concentration

The Fund primarily invests in foreign securities from emerging markets countries. Investment in foreign securities involves risks, such as currency exchange rate fluctuations, which differ from investment in U.S. securities. In addition, foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards. In addition, due to the smaller securities markets, lower trading volumes and less government regulation of securities markets in emerging market countries compared to those in developed countries, investments in emerging market securities generally are more illiquid and volatile and subject to a higher risk of settlement disruptions than investments in securities of issuers in developed countries. As a result, quoted market prices may not necessarily represent a security’s fair value.

7.	Revolving Line of Credit

Effective December 4, 2013, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal

21

Munder Emerging Markets Small-Cap Fund

Notes to Financial Statements, June 30, 2014 (continued)

funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee equal to 0.11% per annum on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. During the period ended June 30, 2014, the Fund did not utilize the revolving line of credit. For the period ended June 30, 2014, total commitment fees for the Fund were $10.

8.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2014, permanent differences resulting primarily from foreign currency gains and losses, passive foreign investment company gains and losses, realized capital gains taxes and non-deductible 12b-1 fees were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share.

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid in Capital
$3,027	$(2,954)	$(73)

The tax character of dividends and distributions paid to shareholders during the year ended June 30, 2014 was as follows:

Ordinary Income
June 30, 2014	$11,882

At June 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Capital Loss Carryover	Unrealized Appreciation	Total
$14,658	$(73,320)	$342,744	$284,082

22

Munder Emerging Markets Small-Cap Fund

Notes to Financial Statements, June 30, 2014 (continued)

The differences between book and tax distributable earnings were primarily due to wash sales and passive foreign investment company unreversed inclusions.

Under the Regulated Investment Company Modernization Act of 2010, capital losses realized after July 1, 2011 may be carried forward indefinitely and will retain their tax character as either short-term or long-term.

As determined at June 30, 2014, the Fund had available for Federal income tax purposes $73,320 of unused capital losses. The portion of these losses that was realized in the current fiscal year, and therefore does not expire, consists of $72,861 in short-term capital losses and $459 in long-term capital losses.

23

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Emerging Markets Small-Cap Fund and

Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder Emerging Markets Small-Cap Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2014, and the related statements of operations, changes in net assets, and the financial highlights for the period July 2, 2013 (commencement of operations) to June 30, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Emerging Markets Small-Cap Fund of Munder Series Trust at June 30, 2014, the results of its operations for the year then ended, the changes in its net assets for the period then ended, and the financial highlights for the period July 2, 2013 (commencement of operations) to June 30, 2014, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 25, 2014

24

Munder Emerging Markets Small-Cap Fund

Notes to Financial Statements — Unaudited, June 30, 2014 (continued)

10.	Tax Information (Unaudited)

For the fiscal year end June 30, 2014, the Fund designates approximately $56,877 pursuant to the Internal Revenue Code a qualified dividend income eligible for reduced tax rates.

The Fund designated $4,110 as foreign taxes paid and $56,877 as foreign source income for regular federal income tax purposes.

11.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Forms N-Q are available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

12.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 12-13, 2014, the Board of Trustees unanimously voted to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2014.

25

Munder Emerging Markets Small-Cap Fund

Notes to Financial Statements — Unaudited, June 30, 2014 (continued)

In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. The Board and counsel to the “Non-Interested Trustees” had an opportunity to review such information in advance of the meeting. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.)

Both in Board meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other Board meetings held during the course of the fiscal year (including, in particular, the February 2014 Board meeting), the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, regarding the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered a number of factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as with their deliberations regarding the continuation of the Advisory Agreement. The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of this comprehensive evaluation process. The determination to approve the continuance of the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

26

Munder Emerging Markets Small-Cap Fund

Notes to Financial Statements — Unaudited, June 30, 2014 (continued)

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•

the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented with detailed information concerning the current organizational and ownership structure of the Advisor, recent changes within the Advisor’s organization (including key personnel changes) and the financial condition of the Advisor;

•

the qualifications of management of the Advisor and of persons providing portfolio management and other key services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2013 and 2014, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided by the Advisor to the Fund during the previous year and the services anticipated to be provided to the Fund in the upcoming year;

•

the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through contractual waivers of a portion of the investment advisory fees, the addition of contractual fee breakpoints or a contractual reduction of its advisory fees), although no such adjustments were made to the Fund’s investment advisory fees during the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

27

Munder Emerging Markets Small-Cap Fund

Notes to Financial Statements — Unaudited, June 30, 2014 (continued)

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board supported approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2013, including the since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and a supplemental index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”).

In this regard, the Board considered that as of December 31, 2013: (1) the Fund’s since inception total returns for Class Y Shares, on a gross basis, exceeded the performance of its benchmark index and the supplemental index, and (2) the Fund’s since inception total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group. In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2014. The Board also considered information provided by the Advisor regarding its ongoing efforts to enhance investment results both with respect to the Fund and generally with respect to all of the Munder Funds.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor in 2013, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor over the 12 months ending on December 31, 2014, with respect to all services provided by the Advisor to the Fund, based on certain assumptions disclosed to the Board. The Board considered the costs relating to the Advisor’s services in light of the Fund’s performance. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor with respect to the Fund were not unreasonable in light of the costs relating to the services that the Advisor provides to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory and other fees and expenses of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (by reducing

28

Munder Emerging Markets Small-Cap Fund

Notes to Financial Statements — Unaudited, June 30, 2014 (continued)

its contractual advisory fees, through the implementation of contractual breakpoints or through the implementation of contractual waivers) in an overall effort to reduce the total operating expenses of the Munder Funds. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints, reductions in contractual advisory fees or contractual advisory fee waivers with respect to certain of the Munder Funds in recent years. With respect to the Fund, the Board considered that the Advisor had not implemented contractual advisory fee breakpoints or reductions in the advisory fees for the Fund during 2013 and 2014. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders.

In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in the past several years to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the transfer agency fees, which took effect in June 2011.

Based on these facts and considerations, the Board concluded that the Advisor’s efforts in this regard supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund and having average assets in a range comparable to the Fund’s average assets. In addition, the Board received separate information that compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers. The Board was advised that as of December 31, 2013, the Advisor had no other investment advisory clients that had investment objectives and strategies that were substantially similar to those of the Fund.

The Board also considered the Fund’s total operating expense ratio (on both a gross and net basis) in comparison to those of other funds in the same Morningstar category as the Fund and having average assets in a range comparable to the Fund’s average assets, and the Fund’s total operating expense ratio on a gross basis (and certain components of the total operating expense ratio) in comparison to a larger group of funds in the same Morningstar category as the Fund. In light of fees charged to other funds in the Fund’s Morningstar category, the Board noted that certain contractual expense limitations and/or fee waiver arrangements were currently in place to maintain a competitive cost structure.

29

Munder Emerging Markets Small-Cap Fund

Notes to Financial Statements — Unaudited, June 30, 2014 (continued)

Based on these considerations and comparisons, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that consultants and potential institutional separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, while money managers may benefit from the use of “soft dollars” obtained from broker-dealers through the payment of commissions on trades in client accounts, the Advisor limits soft dollar usage to research and brokerage products and services that the Advisor believes are permitted under the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934. Based on these facts and considerations, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

(g) Additional information considered by the Board: The Board considered that Victory Capital Holdings, Inc. (“VCH”) had entered into an agreement with the Advisor’s parent companies pursuant to which VCH will acquire all of the ownership interests of the Advisor (“Transaction”). Upon the closing of the Transaction, all or most all of the investment professionals and certain other key employees of the Advisor are expected to become employees of Victory Capital Management Inc. (“Victory”). The Board also considered that, as part of the larger plans to integrate the advisory businesses of the Advisor and Victory in connection with the Transaction, the Trustees were also asked to consider the approval of the reorganization of the Fund into a corresponding series of The Victory Portfolios (“Victory Fund”). The Board noted that if the Fund’s shareholders approve the reorganization, shareholders of the Fund will become shareholders of the Victory Fund and the Fund’s Advisory Agreement with the Advisor would be terminated and replaced with an agreement with a new entity.

Based upon its comprehensive review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions, as discussed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2014.

30

Munder Emerging Markets Small-Cap Fund

Notes to Financial Statements — Unaudited, June 30, 2014 (continued)

15.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2014, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 66	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	Chairman, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 9/11); President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (12/05 to 9/11).	11	NVR, Inc. (homebuilding and mortgage banking) (since 12/11); Chesapeake Lodging Trust (real estate investment trust) (since 1/10); DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07).

John Rakolta Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 67	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	11	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 65	Trustee	Indefinite; since 2/03	President, Business Roundtable (association of business chief executive officers) (since 1/11); President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (10/04-1/11).	11	K12, Inc. (provider of online education) (since 11/12); Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Airlines (10/08 to 7/12).

31

Munder Emerging Markets Small-Cap Fund

Notes to Financial Statements — Unaudited, June 30, 2014 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Thomas P. Lemke c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 59	Trustee	Indefinite; since 01/14	Retired (since 4/13): Executive Vice President and General Counsel, Legg Mason, Inc. (asset management) (2/05-3/13).	11	AXA Premier VIP Trust (registered investment company with 36 portfolios) (since 1/14); The Advisors’ Inner Circle Fund III (registered investment company with 6 portfolios) (since 3/14); J.P. Morgan Exchange-Traded Fund Trust (registered investment company with 4 portfolios) (since 5/14); ICI Mutual Insurance Company (2009-3/13).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05).	11	Masco Corporation (manufacturer of home improvement and building products) (since 12/06); Taubman Centers, Inc. (real estate investment trust) (since 1/97).

32

Munder Emerging Markets Small-Cap Fund

Notes to Financial Statements — Unaudited, June 30, 2014 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 75	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	11	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., a sub-advisor to a separate series of MST. Prior to December 29, 2006, Comerica was also the indirect parent company of the Advisor.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 54	President and Principal Executive Officer	through 2/15; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Integrity Asset Management, LLC (investment advisor) (since 6/12); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/15; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Integrity Asset Management, LLC (investment advisor) (since 6/12); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

33

Munder Emerging Markets Small-Cap Fund

Notes to Financial Statements — Unaudited, June 30, 2014 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 48	Vice President and Principal Financial Officer	through 2/15; since 2/01	Managing Director, Chief Financial Officer and Treasurer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Managing Director and Chief Financial Officer of Integrity Asset Management, LLC (investment advisor) (since 6/12); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 42	Treasurer and Principal Accounting Officer	through 2/15; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 38	Assistant Treasurer	through 2/15; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 59	Assistant Secretary	through 2/15; since 8/99	Associate General Counsel and Assistant Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98); Associate General Counsel and Assistant Secretary of Integrity Asset Management, LLC (investment advisor) (since 6/12).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 49	Assistant Secretary	through 2/15; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 46	Assistant Secretary	through 2/15; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

34

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman

John Rakolta Jr., Vice Chairman

John Engler

Thomas P. Lemke

Michael T. Monahan

Lisa A. Payne

OFFICERS

James V. FitzGerald, President and Principal Executive Officer

Peter K. Hoglund, Vice President and Principal Financial Officer

Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer

David W. Rumph, Treasurer and Principal Accounting Officer

Amy D. Eisenbeis, Assistant Secretary

Francine S. Hayes, Assistant Secretary

Mary Ann C. Shumaker, Assistant Secretary

Kevin R. Kuhl, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management

Munder Capital Center

480 Pierce Street

Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

LEGAL COUNSEL

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

ANNEMSC614

ANNUAL REPORT

June 30, 2014

Munder Growth Opportunities Fund

Class Y, A, B, C & R Shares

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The Munder Funds® Letter to Shareholders

DEAR SHAREHOLDERS:

The twelve months ended June 30, 2014 yielded exceptional global equity returns and positive fixed income returns. However, the period was not without its share of potentially adverse factors, especially during the second half of the year. Severe winter weather, global geopolitical unrest, mixed signals from the new Fed Chair and anemic first quarter 2014 gross domestic product (“GDP”) growth in the United States created an unusual and, at times, uncertain market environment. The calendar year started with the worst January the markets have experienced since the financial crisis, leading to increased negative sentiment. While the broad indexes had modest corrections, certain sectors of the market experienced more significant downward pressure (technology and biotech leading the pack). However, the global markets proved resilient, and returns remained solidly positive during the six months ended June 30. Supporting the market rebound were generally positive economic indicators, including improving consumer confidence, increased capital expenditures, increased bank loan activity, lower unemployment and robust vehicle sales. The housing market continued to be a concern, with new housing starts and building permits showing some weakness.

The Fed, the wizard behind the curtain of market action, maintained its loose money policy, although tapering of monthly bond purchases continued. The Fed Chairwoman stated that short term rates would remain historically low until GDP growth and unemployment combine to create a receptive environment for tightening. Stay tuned.

Now to the numbers. Domestically, the S&P 500® Index (a measure of the large-cap sector of the U.S. stock market) returned 24.61% for the twelve months ended June 30, 2014. This is particularly interesting given that the S&P 500® Index fell 5.8% between December 31, 2013 and February 3, 2014. The large-cap market, as measured by the Russell 1000® Indices, showed a bias toward growth versus value stocks, with growth outperforming value by over 3 percentage points. Mid-cap stocks slightly outperformed their large-cap cousins, with the Russell Midcap Index®, a measure of the mid-cap segment of the U.S. equity universe, returning 26.85% for the twelve months ended June 30. In contrast to large-cap stocks, mid-cap value stocks outperformed mid-cap growth stocks, as measured by the Russell Midcap® Indices, by just under 2 percentage points. Small-cap stocks, as measured by the Russell 2000® Index, a measure of the small-cap segment of the U.S. equity universe, performed slightly below the S&P 500® Index, returning 23.64% for the twelve months ended June 30. As in the large-cap universe, small-cap growth stocks outperformed small-cap value stocks, as measured by the Russell 2000® Indices, by just over 2 percentage points.

International markets also provided very robust returns. The MSCI EAFE Index (net dividends), a measure of the equity market performance of developed markets excluding the U.S. and Canada, returned 23.57%, while the S&P® Developed ex-US Small Cap Index, a measure of the small-capitalization segment of developed markets excluding the U.S., was up 29.95%. Emerging markets, which have been volatile and difficult to navigate, also ended the twelve month period with strong performance as the S&P® Emerging Plus Small-Cap Index, a measure of the small-capitalization segment of emerging markets plus Korea, returned 16.00%. Clearly, while the world continues to present ongoing challenges, global investors are anticipating continued and improving global economic growth.

The fixed income markets continue to confound. Despite historically low rates and consensus (and actual commitment) by the Fed to eventually raise rates, the fixed income markets provided positive returns. The Barclays U.S. Aggregate Bond Index, a measure of the investment grade U.S. dollar-denominated, fixed-rate taxable bond market, was up 4.37% for the twelve months ended June 30, 2014.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, I encourage you to contact your financial advisor. You may also contact the Funds at 1-800-468-6337 or through our website at www.munder.com. My colleagues and I sincerely appreciate the confidence you have placed in the Munder Funds and we value the opportunity to help you meet your investment goals.

Very Truly Yours,

James FitzGerald

President and Principal Executive Officer, The Munder Funds

President, Munder Capital Management

ii	Performance History
iv	Management’s Discussion of Fund Performance
viii	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
19	Notes to Financial Statements
27	Report of Independent Registered Public Accounting Firm
28	Notes to Financial Statements — Unaudited

Risks:    A significant portion of the Fund’s assets is likely to be invested in the information technology sector. In addition, the Fund concentrates its investments in Internet-related securities. Investments in both of these areas tend to be relatively volatile. The Fund is therefore subject to higher market risk and price volatility than funds with more broadly diversified investments. The Fund tends to invest in smaller company stocks, which are more volatile and less liquid than larger, more established company securities. The Fund also may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Munder Funds distributed through Funds Distributor, LLC.

i

Performance History (Unaudited)

The line graph represents the performance of the Fund’s Class Y Shares. Due to differing sales charges and expenses, performance of classes not shown in the graph will differ. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

GROWTH OF AN ASSUMED $10,000 INVESTMENT SINCE INCEPTION(1)

THROUGH 6/30/14

Class (Inception Date)	With Load		Without Load	Russell 1000® Growth Index
CLASS Y (6/1/98)	N/A		$26,456	$21,242
CLASS A (8/19/96)	N/A	(3)	$51,502	$35,144
CLASS B (6/1/98)	N/A		$23,900	$21,242
CLASS C (11/3/98)	N/A		$20,192	$20,046
CLASS R (7/29/04)	N/A		$26,184	$23,504

ii

AVERAGE ANNUAL TOTAL RETURNS (AS OF 6/30/14)

Class (Inception Date)	One Year w/load		One Year w/out load	Five Years w/load		Five Years w/out load	Ten Years w/load		Ten Years w/out load	Since Inception w/load		Since Inception w/out load
CLASS Y (6/1/98)	N/A		30.87%	N/A		19.77%	N/A		8.90%	N/A		6.24%
CLASS A (8/19/96)	23.40%	(2)	30.57%	18.13%	(2)	19.47%	8.01%	(2)	8.62%	N/A	(3)	9.61%
CLASS B (6/1/98)	24.62%	(4)	29.62%	18.37%	(4)	18.57%	N/A		7.98%	N/A		5.57%
CLASS C (11/3/98)	28.61%	(4)	29.61%	N/A		18.58%	N/A		7.81%	N/A		4.59%
CLASS R (7/29/04)	N/A		30.24%	N/A		19.16%	N/A		N/A	N/A		10.19%

(1)	Amounts represent the growth of a $10,000 investment since inception of the share class.
(2)	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.
(3)	Class A Shares of the Fund were not subject to any sales charges until June 1998.
(4)	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, for Class Y, A, B, C and R Shares during the fiscal year ended 6/30/13 the gross expense ratios were 1.43%, 1.68%, 2.43%, 2.43% and 1.93%, respectively. Expense ratios for the fiscal year ended 6/30/14 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of the Fund’s Class A, B and C Shares during the 1996 and 1998 calendar years and the Fund’s Class Y Shares during the 1998 calendar year. Munder Capital Management also made a voluntary capital contribution to the Fund during the 2005 calendar year. In addition, the Fund’s transfer agent limited certain expenses of the Fund’s Class Y, A, B, C and R Shares during the 2002-2004 calendar years. Total returns would have been lower if Munder Capital Management had not limited expenses or made a capital contribution and the Fund’s transfer agent had not limited expenses during those periods.

iii

Management’s Discussion of Fund Performance (Unaudited)

INVESTMENT PROCESS HIGHLIGHTS

The Munder Growth Opportunities Fund’s management team seeks to provide long-term capital appreciation in the Fund by identifying secular growth trends and investing in stocks of companies the team believes will benefit from these trends. In selecting individual securities for the Fund, the team looks for companies it believes have significant growth opportunities and exhibit attractive long-term growth characteristics. It does so by conducting a thorough review of a company’s products and services, competitive positioning, balance sheet and financial stability. In addition, the team attempts to identify and evaluate underlying growth drivers for each company and to arrive at a projected fair value for the company’s equity securities. The team tends to focus on secular growth trends such as: technology and internet, health care, and energy. At least 25% of the Fund’s total assets will be in securities of companies engaged in the research, design, development, manufacturing or distribution of products, processes or services for use with Internet-related businesses.

The management team’s investment approach is designed to achieve consistent long-term returns across the full breadth of market conditions and economic cycles. The focus of its investment process is on security selection and risk management. The team believes this is the best way to position investors to achieve an optimal balance between potential reward and investment risk over a complete market cycle.

INVESTING ENVIRONMENT

Within the Russell 1000® Growth Index, growth stocks outperformed value stocks during the year ended June 30, 2014, which provided a slight tailwind to the Fund’s performance. While sector allocation added to the Fund’s performance, stock selection continued to be the key driver of performance over the period.

The economy continued to grow at a slow, but steady, rate. During the first quarter of 2014, severe winter weather negatively impacted results for many companies. However, growth appears to have mostly recovered in the second quarter of 2014 and we continue to see slow, but steady, economic growth as the most likely scenario going forward. Employment growth, autos and housing were areas of strength, while consumer spending, excluding automobiles, remained relatively weak. Business investment finally appears to be recovering and government spending should be less of a headwind this year and could actually provide a small tailwind, particularly in state and local units.

The Fund continues to hold a mix of stocks with strong growth prospects balanced by stocks of companies with more modest growth prospects but extremely attractive relative valuations. We feel this approach provides the best combination of long-term growth opportunities and near-term protection.

iv

SECTOR DIVERSIFICATION
Information Technology	25.8%
Consumer Discretionary	18.9%
Industrials	12.4%
Health Care	12.1%
Consumer Staples	9.6%
Financials	6.7%
Energy	6.6%
Materials	5.9%
Others	2.0%

Total	100.0%

As a percentage of net assets as of 6/30/14.

PERFORMANCE DISCUSSION

During the twelve-month period ended June 30, 2014, the Fund returned 30.87%, outperforming the Russell 1000® Growth Index, which returned 26.92% over the same period.

Notable contributors to the Fund’s performance during the past year included: Apple Inc., which designs, develops, and manufactures microprocessor based personal computers; Google Inc. – Class A, which operates an Internet portal and search index website; ARRIS Group, Inc., which specializes in the design, engineering and supply of broadband services for residential and business customers; Trinity Industries, Inc., which manufactures and sells railcars, barges, wind towers, highway products, containers and steel components; and United Rentals, Inc., which provides equipment rental services.

Notable detractors to the Fund’s performance during the past year included: AMC Networks Inc., which owns and operates cable television networks through its subsidiaries; Home Depot, Inc., which retails and rents an assortment of building materials and home improvement products; Google Inc. – Class C; 51job, Inc., which provides integrated human resource services; and Splunk Inc., which provides information technology services.

FUND CHANGES

The Fund’s management team identified several new investment opportunities for the Fund during the period, including: Adobe Systems Inc, a digital marketing and media solutions software company; Facebook Inc, a social networking service and website; Gentex Corp, a manufacturer of automotive parts; Lithia Motors Inc, a new and used vehicle and automotive service retailer; and Skyworks Solutions Inc, a manufacturer of semiconductor products.

The team funded these positions in part by selling the Fund’s positions in: CF Industries Holdings Inc, a manufacturer and distributor of nitrogen fertilizer products; eBay Inc, an online market place and other e-commerce solutions; Home Depot, Inc.; Intuitive Surgical Inc, a manufacturer of minimally invasive surgical systems; and Polaris Industries Inc, a manufacturer of off road and on road vehicles.

The Fund’s performance contained in the Management’s Discussion of Fund Performance is based on Class Y Shares of the Fund. Performance of the other

v

classes of shares will differ. Management’s Discussion of Fund Performance presents information about the Fund’s holdings that are believed to be accurate, and the views of the portfolio managers, as of June 30, 2014. The Fund’s holdings, the information about the Fund’s holdings and the views of the portfolio managers may change, and the Fund disclaims any obligation to advise shareholders of any such changes. Discussions regarding specific holdings are for illustration only and are not intended as recommendations to purchase or sell individual stocks. A complete list of Fund holdings as of June 30, 2014 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

The Russell 1000® Growth Index is a capitalization-weighted index that measures the performance of those Russell 1000® companies (approximately 1,000 of the largest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with higher price-to-book ratios and higher forecasted growth values. Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

vi

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vii

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2014 through June 30, 2014.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to

viii

an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period* 1/1/14-6/30/14	Annualized Expense Ratio
Actual
Class Y	$1,000.00	$1,080.40	$6.81	1.32%
Class A	$1,000.00	$1,079.10	$8.09	1.57%
Class B	$1,000.00	$1,075.10	$11.94	2.32%
Class C	$1,000.00	$1,075.10	$11.94	2.32%
Class R	$1,000.00	$1,077.80	$9.38	1.82%
Hypothetical
Class Y	$1,000.00	$1,018.25	$6.61	1.32%
Class A	$1,000.00	$1,017.01	$7.85	1.57%
Class B	$1,000.00	$1,013.29	$11.58	2.32%
Class C	$1,000.00	$1.013.29	$11.58	2.32%
Class R	$1,000.00	$1,015.77	$9.10	1.82%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

ix

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x

Munder Growth Opportunities Fund

Portfolio of Investments, June 30, 2014

Shares		Value(a)

COMMON STOCKS — 99.0%
Consumer Discretionary — 18.9%
Auto Components — 3.0%
123,500	Gentex Corp	$3,592,615
59,000	Magna International Inc	6,357,250
74,900	Tenneco Inc †	4,920,930

		14,870,795

Hotels, Restaurants & Leisure — 1.0%
30,000	Buffalo Wild Wings Inc †	4,971,300

Internet & Catalog Retail — 1.8%
107,330	HomeAway Inc †	3,737,231
4,010	Priceline Group Inc/The †	4,824,030

		8,561,261

Media — 4.2%
341,995	Comcast Corp, Class A	18,358,291
28,800	Walt Disney Co/The	2,469,312

		20,827,603

Multiline Retail — 3.3%
21,600	Dillard’s Inc, Class A	2,518,776
114,100	Dollar Tree Inc †	6,213,886
129,000	Macy’s Inc	7,484,580

		16,217,242

Specialty Retail — 5.6%
47,900	Advance Auto Parts Inc	6,462,668
6,900	AutoZone Inc †	3,700,056
124,700	Foot Locker Inc	6,324,784
52,900	Lithia Motors Inc, Class A	4,976,303
124,000	Penske Automotive Group Inc	6,138,000

		27,601,811

Total Consumer Discretionary		93,050,012

Consumer Staples — 9.6%
Beverages — 4.1%
43,000	Anheuser-Busch InBev NV, ADR	4,942,420
181,000	Coca-Cola Enterprises Inc	8,648,180
72,800	PepsiCo Inc	6,503,952

		20,094,552

See Notes to Financial Statements.

1

Munder Growth Opportunities Fund

Portfolio of Investments, June 30, 2014 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Consumer Staples (Continued)
Food & Staples Retailing — 4.4%
113,900	CVS Caremark Corp	$8,584,643
123,600	Kroger Co/The	6,109,548
94,000	Wal-Mart Stores Inc	7,056,580

		21,750,771

Food Products — 0.3%
17,985	Sanderson Farms Inc	1,748,142

Tobacco — 0.8%
61,100	Lorillard Inc	3,725,267

Total Consumer Staples		47,318,732

Energy — 6.6%
Energy Equipment & Services — 2.5%
73,000	Atwood Oceanics Inc †	3,831,040
74,100	Schlumberger Ltd	8,740,095

		12,571,135

Oil, Gas & Consumable Fuels — 4.1%
48,000	Bonanza Creek Energy Inc †	2,745,120
46,600	Chevron Corp	6,083,630
15,500	Continental Resources Inc/OK †	2,449,620
50,500	Exxon Mobil Corp	5,084,340
73,500	Valero Energy Corp	3,682,350

		20,045,060

Total Energy		32,616,195

Financials — 6.7%
Banks — 2.0%
76,200	Citigroup Inc	3,589,020
116,650	Wells Fargo & Co	6,131,124

		9,720,144

Capital Markets — 1.9%
42,500	Ameriprise Financial Inc	5,100,000
70,850	Waddell & Reed Financial Inc, Class A	4,434,502

		9,534,502

See Notes to Financial Statements.

2

Shares		Value(a)

Financials (Continued)
Consumer Finance — 2.1%
69,000	American Express Co	$6,546,030
65,665	Portfolio Recovery Associates Inc †	3,909,037

		10,455,067

Insurance — 0.7%
84,800	AmTrust Financial Services Inc	3,545,488

Total Financials		33,255,201

Health Care — 12.1%
Biotechnology — 3.9%
45,000	Alexion Pharmaceuticals Inc †	7,031,250
11,400	Biogen Idec Inc †	3,594,534
104,500	Gilead Sciences Inc †	8,664,095

		19,289,879

Health Care Providers & Services — 2.0%
60,400	Aetna Inc	4,897,232
70,000	AmerisourceBergen Corp	5,086,200

		9,983,432

Life Sciences Tools & Services — 1.1%
110,975	ICON PLC †	5,228,032

Pharmaceuticals — 5.1%
86,000	AbbVie Inc	4,853,840
23,460	Actavis plc †	5,232,753
35,200	Johnson & Johnson	3,682,624
72,500	Mylan Inc/PA †	3,738,100
32,200	Shire PLC, ADR	7,582,778

		25,090,095

Total Health Care		59,591,438

Industrials — 12.4%
Aerospace & Defense — 2.2%
36,000	Boeing Co/The	4,580,280
65,700	Huntington Ingalls Industries Inc	6,214,563

		10,794,843

Air Freight & Logistics — 0.7%
24,000	FedEx Corp	3,633,120

See Notes to Financial Statements.

3

Munder Growth Opportunities Fund

Portfolio of Investments, June 30, 2014 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Industrials (Continued)
Airlines — 1.5%
38,000	Alaska Air Group Inc	$3,611,900
58,240	Spirit Airlines Inc †	3,683,098

		7,294,998

Electrical Equipment — 0.7%
71,000	Generac Holdings Inc †	3,460,540

Industrial Conglomerates — 1.8%
336,000	General Electric Co	8,830,080

Machinery — 1.0%
114,400	Trinity Industries Inc	5,001,568

Road & Rail — 2.9%
97,000	Old Dominion Freight Line Inc †	6,176,960
81,000	Union Pacific Corp	8,079,750

		14,256,710

Trading Companies & Distributors — 1.6%
76,400	United Rentals Inc †	8,001,372

Total Industrials		61,273,231

Information Technology — 25.8%
Communications Equipment — 2.2%
191,365	ARRIS Group Inc †	6,225,103
60,200	QUALCOMM Inc	4,767,840

		10,992,943

Internet Software & Services — 6.0%
109,400	Facebook Inc, Class A †	7,361,526
37,933	Google Inc, Class A †	22,178,287

		29,539,813

IT Services — 2.3%
19,100	Alliance Data Systems Corp †	5,371,875
84,000	MasterCard Inc, Class A	6,171,480

		11,543,355

Semiconductors & Semiconductor Equipment — 4.7%
2,945	Avago Technologies Ltd	212,246
200,000	Intel Corp	6,180,000
110,000	Microchip Technology Inc	5,369,100

See Notes to Financial Statements.

4

Shares		Value(a)

Information Technology (Continued)
Semiconductors & Semiconductor Equipment (Continued)
56,000	NXP Semiconductor NV †	$3,706,080
158,000	Skyworks Solutions Inc	7,419,680

		22,887,106

Software — 5.0%
106,300	Adobe Systems Inc †	7,691,868
319,365	Microsoft Corp	13,317,521
72,000	Open Text Corp	3,451,680

		24,461,069

Technology Hardware, Storage & Peripherals — 5.6%
296,870	Apple Inc	27,588,129

Total Information Technology		127,012,415

Materials — 5.9%
Chemicals — 2.8%
75,890	LyondellBasell Industries NV	7,410,658
74,900	Westlake Chemical Corp	6,273,624

		13,684,282

Containers & Packaging — 3.1%
78,500	Ball Corp	4,920,380
327,400	Graphic Packaging Holding Co †	3,830,580
90,385	Packaging Corp of America	6,461,624

		15,212,584

Total Materials		28,896,866

Telecommunication Services — 1.0%
Diversified Telecommunication Services — 1.0%
97,900	Verizon Communications Inc	4,790,247

TOTAL COMMON STOCKS
(Cost $408,187,056)		487,804,337

INVESTMENT COMPANIES — 0.2%
Multi-Sector — 0.2%
Multi-Industries — 0.2%
8,145	iShares Russell 1000 Growth ETF	740,625
489,320	State Street Institutional U.S. Government Money Market Fund	489,320

TOTAL INVESTMENT COMPANIES
(Cost $1,186,461)		1,229,945

See Notes to Financial Statements.

5

Munder Growth Opportunities Fund

Portfolio of Investments, June 30, 2014 (continued)

Shares		Value(a)

TOTAL INVESTMENTS
(Cost $409,373,517)	99.2%	$489,034,282
OTHER ASSETS AND LIABILITIES (Net)	0.8	3,922,461

NET ASSETS	100.0%	$492,956,743

†	Non-income producing security.
(a)	As of June 30, 2014, the values of the securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

ABBREVIATIONS:
ADR	—	American Depositary Receipt
ETF	—	Exchange Traded Fund

6

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7

Munder Growth Opportunities Fund

Statement of Assets and Liabilities, June 30, 2014

ASSETS:
Investments, at value (see accompanying schedule)	$489,034,282
Dividends and interest receivable	384,291
Receivable for investment securities sold	46,113,984
Receivable for Fund shares sold	61,946
Prepaid expenses and other assets	39,859

Total Assets	535,634,362

LIABILITIES:
Payable for investment securities purchased	41,208,619
Payable for Fund shares redeemed	580,863
Trustees’ fees and expenses payable	285,864
Transfer agency/record keeping fees payable	276,443
Distribution and shareholder servicing fees payable—Class A, B, C and R Shares	148,878
Administration fees payable	49,400
Investment advisory fees payable	10,126
Custody fees payable	7,736
Accrued expenses and other payables	109,690

Total Liabilities	42,677,619

NET ASSETS	$492,956,743

Investments, at cost	$409,373,517

See Notes to Financial Statements.

8

NET ASSETS consist of:
Accumulated net investment loss	$(1,007,304)
Accumulated net realized loss on investments sold	(13,102,365)
Net unrealized appreciation of investments	79,660,765
Paid-in capital	427,405,647

$492,956,743

NET ASSETS:
Class Y Shares	$23,805,562

Class A Shares	$381,584,037

Class B Shares	$5,049,900

Class C Shares	$81,716,858

Class R Shares	$800,386

SHARES OUTSTANDING:
Class Y Shares	566,098

Class A Shares	9,484,629

Class B Shares	142,312

Class C Shares	2,301,828

Class R Shares	20,426

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$42.05

CLASS A SHARES:
Net asset value and redemption price per share	$40.23

Maximum sales charge	5.50%
Maximum offering price per share	$42.57

CLASS B SHARES:
Net asset value and offering price per share*	$35.48

CLASS C SHARES:
Net asset value and offering price per share*	$35.50

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$39.18

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Growth Opportunities Fund

Statement of Operations, For the Year Ended June 30, 2014

INVESTMENT INCOME:
Dividends(a)	$5,750,086

Total Investment Income	5,750,086

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	903,122
Class B Shares	57,141
Class C Shares	787,970
Class R Shares	3,881
Investment advisory fees	3,511,383
Transfer agency/record keeping fees	1,822,732
Administration fees	579,913
Trustees’ fees and expenses	156,530
Printing and mailing fees	142,524
Custody fees	91,968
Registration and filing fees	75,357
Legal and audit fees	69,489
Other	32,563

Total Expenses	8,234,573

NET INVESTMENT LOSS	(2,484,487)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from security transactions	94,895,077
Net change in unrealized appreciation/(depreciation) of securities	31,099,750

Net realized and unrealized gain on investments	125,994,827

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$123,510,340

(a)	Net of foreign withholding taxes of $5,888.

See Notes to Financial Statements.

10

Munder Growth Opportunities Fund

Statements of Changes in Net Assets

	Year Ended June 30, 2014	Year Ended June 30, 2013
Net investment loss	$(2,484,487)	$(684,422)
Net realized gain from security transactions and foreign currency-related transactions	94,895,077	24,075,393
Net change in net unrealized appreciation/(depreciation) of securities and foreign currency-related transactions	31,099,750	23,203,144

Net increase in net assets resulting from operations	123,510,340	46,594,115
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	(2,002,295)	(8,751,104)
Class A Shares	(48,064,397)	(51,864,309)
Class B Shares	(3,034,661)	(5,070,687)
Class C Shares	(9,493,484)	(9,928,263)
Class R Shares	(313,157)	79,873

Net increase/(decrease) in net assets	60,602,346	(28,940,375)
NET ASSETS:
Beginning of year	432,354,397	461,294,772

End of year	$492,956,743	$432,354,397

Accumulated net investment loss	$(1,007,304)	$(945,110)

See Notes to Financial Statements.

11

Munder Growth Opportunities Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended June 30, 2014	Year Ended June 30, 2013
Amount
Class Y Shares:
Sold	$3,204,273	$2,812,510
Redeemed	(5,206,568)	(11,563,614)

Net decrease	$(2,002,295)	$(8,751,104)

Class A Shares:
Sold*	$10,047,801	$11,881,346
Redeemed	(58,112,198)	(63,745,655)

Net decrease	$(48,064,397)	$(51,864,309)

Class B Shares:
Sold	$500	$22,736
Redeemed*	(3,035,161)	(5,093,423)

Net decrease	$(3,034,661)	$(5,070,687)

Class C Shares:
Sold	$3,993,539	$2,170,315
Redeemed	(13,487,023)	(12,098,578)

Net decrease	$(9,493,484)	$(9,928,263)

Class R Shares:
Sold	$357,700	$560,459
Redeemed	(670,857)	(480,586)

Net increase/(decrease)	$(313,157)	$79,873

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

12

	Year Ended June 30, 2014	Year Ended June 30, 2013
Shares
Class Y Shares:
Sold	86,412	91,497
Redeemed	(142,639)	(373,749)

Net decrease	(56,227)	(282,252)

Class A Shares:
Sold*	279,243	405,269
Redeemed	(1,629,597)	(2,157,375)

Net decrease	(1,350,354)	(1,752,106)

Class B Shares:
Sold	16	887
Redeemed*	(98,095)	(195,309)

Net decrease	(98,079)	(194,422)

Class C Shares:
Sold	134,067	83,608
Redeemed	(423,738)	(461,056)

Net decrease	(289,671)	(377,448)

Class R Shares:
Sold	10,317	19,599
Redeemed	(20,319)	(16,819)

Net increase/(decrease)	(10,002)	2,780

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

13

Munder Growth Opportunities Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year Ended 6/30/14(b)	Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)
Net asset value, beginning of period	$32.13	$28.90	$30.48	$22.53	$17.94

Income/(loss) from investment operations:
Net investment income/(loss)	(0.06)	0.07	(0.03)	(0.17)	(0.34)
Net realized and unrealized gain/(loss) on investments	9.98	3.16	(0.22)	8.12	4.86

Total from investment operations	9.92	3.23	(0.25)	7.95	4.52

Less distributions:
Distributions from net realized gains	—	—	(1.33)	—	—

Short-term trading fees	—	—	0.00 (c)	—	—

Fair fund distribution proceeds	—	—	—	—	0.07

Net asset value, end of period	$42.05	$32.13	$28.90	$30.48	$22.53

Total return(d)	30.87%	11.21%	(0.36)%	35.29%	25.59	%(e)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$23,806	$19,994	$26,138	$12,515	$10,752
Ratio of operating expenses to average net assets	1.38%	1.43%	1.42%	1.76%	2.00%
Ratio of net investment income/(loss) to average net assets	(0.15)%	0.21%	(0.12)%	(0.62)%	(1.51)%
Portfolio turnover rate	124%	93%	82%	122%	74%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on the June 1, 1998 and August 19, 1996, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Fund had not received litigation and fair fund distribution proceeds, the total return would have been 19.68% for Class Y Shares and 19.41% for Class A Shares.

See Notes to Financial Statements.

14

A Shares
Year Ended 6/30/14(b)	Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)
$30.81	$27.78	$29.44	$21.81	$17.41

(0.15)	(0.01)	(0.10)	(0.22)	(0.39)
9.57	3.04	(0.23)	7.85	4.73

9.42	3.03	(0.33)	7.63	4.34

—	—	(1.33)	—	—

—	—	0.00 (c)	—	—

—	—	—	—	0.06

$40.23	$30.81	$27.78	$29.44	$21.81

30.57%	10.91%	(0.61)%	34.92%	25.33	%(e)

$381,584	$333,869	$349,704	$376,437	$262,010
1.63%	1.68%	1.68%	1.99%	2.25%
(0.41)%	(0.03)%	(0.38)%	(0.82)%	(1.74)%
124%	93%	82%	122%	74%

See Notes to Financial Statements.

15

Munder Growth Opportunities Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

(continued)

	B Shares
	Year Ended 6/30/14(b)	Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)
Net asset value, beginning of period	$27.38	$24.88	$26.71	$19.94	$16.04

Income/(loss) from investment operations:
Net investment loss	(0.37)	(0.21)	(0.28)	(0.39)	(0.51)
Net realized and unrealized gain/(loss) on investments	8.47	2.71	(0.22)	7.16	4.36

Total from investment operations	8.10	2.50	(0.50)	6.77	3.85

Less distributions:
Distributions from net realized gains	—	—	(1.33)	—	—

Short-term trading fees	—	—	0.00 (c)	—	—

Fair fund distribution proceeds	—	—	—	—	0.05

Net asset value, end of period	$35.48	$27.38	$24.88	$26.71	$19.94

Total return(d)	29.62%	10.09%	(1.37)%	33.95%	24.31	%(e)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$5,050	$6,583	$10,816	$18,014	$14,694
Ratio of operating expenses to average net assets	2.39%	2.43%	2.43%	2.75%	3.01%
Ratio of net investment loss to average net assets	(1.17)%	(0.80)%	(1.15)%	(1.58)%	(2.51)%
Portfolio turnover rate	124%	93%	82%	122%	74%

(a)	Class B Shares and Class C Shares of the Fund commenced operations on the June 1, 1998 and November 3, 1998, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Fund had not received litigation and fair fund distribution proceeds, the total return would have been 18.39% for Class B Shares and 18.46% for Class C Shares.

See Notes to Financial Statements.

16

C Shares
Year Ended 6/30/14(b)	Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)
$27.39	$24.89	$26.72	$19.95	$16.04

(0.37)	(0.20)	(0.28)	(0.39)	(0.51)
8.48	2.70	(0.22)	7.16	4.37

8.11	2.50	(0.50)	6.77	3.86

—	—	(1.33)	—	—

—	—	0.00 (c)	—	—

—	—	—	—	0.05

$35.50	$27.39	$24.89	$26.72	$19.95

29.61%	10.09%	(1.37)%	33.93%	24.38	%(e)

$81,717	$70,994	$73,885	$84,204	$54,588
2.38%	2.43%	2.43%	2.74%	3.00%
(1.16)%	(0.78)%	(1.13)%	(1.56)%	(2.48)%
124%	93%	82%	122%	74%

See Notes to Financial Statements.

17

Munder Growth Opportunities Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

(continued)

	R Shares
	Year Ended 6/30/14(b)	Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)
Net asset value, beginning of period	$30.09	$27.20	$28.92	$21.48	$17.20

Income/(loss) from investment operations:
Net investment loss	(0.22)	(0.08)	(0.16)	(0.28)	(0.42)
Net realized and unrealized gain/(loss) on investments	9.31	2.97	(0.23)	7.72	4.65

Total from investment operations	9.09	2.89	(0.39)	7.44	4.23

Less distributions:
Distributions from net realized gains	—	—	(1.33)	—	—

Short-term trading fees	—	—	0.00 (c)	—	—

Fair fund distribution proceeds	—	—	—	—	0.05

Net asset value, end of period	$39.18	$30.09	$27.20	$28.92	$21.48

Total return(d)	30.24%	10.63%	(0.84)%	34.57%	24.94	%(e)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$800	$916	$752	$383	$162
Ratio of operating expenses to average net assets	1.88%	1.93%	1.92%	2.22%	2.47%
Ratio of net investment loss to average net assets	(0.64)%	(0.27)%	(0.60)%	(1.03)%	(1.86)%
Portfolio turnover rate	124%	93%	82%	122%	74%

(a)	Class R Shares of the Fund commenced operations on July 29, 2004.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	If the Fund had not received litigation and fair fund distribution proceeds, the total return would have been 19.01% for Class R Shares.

See Notes to Financial Statements.

18

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2014

1.	Organization

As of June 30, 2014, the Munder Funds consisted of 11 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to one series of MST, the Munder Growth Opportunities Fund (the “Fund”). Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

As of June 30, 2014, the Fund had 5 classes of shares — Class A, Class B, Class C, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B shares were closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Class B Shares were subject to a contingent deferred sales charge (“CDSC”) and automatically converted to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class C Shares are sold without a front-end sales charge but may be subject to a CDSC. Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

The Board of Trustees has approved the merger of the Fund with and into a separate, newly created series of The Victory Portfolios, subject to the approval of the Fund’s shareholders. The Board of Trustees has also called for a special meeting of the shareholders of the Fund to vote on the merger, which is scheduled for September 9, 2014. If approved, the merger will occur as soon as practicable after the meeting.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual

19

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2014 (continued)

results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuation determinations may be made using a market-based approach that involves a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information. Discounts also may be applied due to the nature or duration of any restrictions on the disposition of the investments. The pricing committee monitors the valuation approaches that it employs by reviewing, without limitation, key inputs and assumptions and any related market activity. Due to the inherent uncertainty of fair valuations, a fair value may differ significantly from the value that would have been used had an active market existed.

20

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2014 (continued)

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2014:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$489,034,282
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$489,034,282

Securities or other financial instruments that transfer between levels during the period are treated as though the transfer occurred at the beginning of the period. There were no transfers into or out of any levels as described above during the fiscal year ended June 30, 2014.

The type of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities, if any, are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method, subject to certain minimums. Allocated Munder Funds expenses, direct

21

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2014 (continued)

Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2014.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2011.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.75% on the first $1 billion of its average daily net assets; 0.725% of the next $1 billion of average daily net assets; and 0.70% of average daily net assets exceeding $2 billion. During the year ended June 30, 2014, the Fund paid an annual effective rate of 0.75% for advisory services.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee
First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

22

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2014 (continued)

For the year ended June 30, 2014, the Advisor earned $579,913 before payment of sub-administration fees and $391,230 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2014, the Fund paid an annual effective rate of 0.1239% for administrative services.

During the year ended June 30, 2014, each Trustee was paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2014, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) that applies to the Fund’s Class A, Class B, Class C and Class R Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates payable under the Plan for each class, as a percentage of average daily net assets, were as follows:

Class A Shares 12b-1 Fees	Class B Shares 12b-1 Fees	Class C Shares 12b-1 Fees	Class R Shares 12b-1 Fees
0.25%	1.00%	1.00%	1.00%

For Class R Shares, the 12b-1 fees were limited to 0.50% pursuant to the Fund’s contract with its distributor.

23

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2014 (continued)

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short- term investments and U.S. government securities were $578,600,875 and $648,739,596, respectively, for the year ended June 30, 2014.

At June 30, 2014, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $82,286,095, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $2,601,930 and net appreciation for tax purposes was $79,684,165. At June 30, 2014, aggregate cost for tax purposes was $409,350,117.

6.	Investment Concentration

The Fund is subject to a fundamental policy, which cannot be changed without shareholder approval, to concentrate (i.e., invest at least 25% of its total assets) in securities of companies engaged in the research, design, development, manufacturing or distribution of products, processes or services for use with Internet-related businesses. The value of stocks of these companies is particularly vulnerable to rapid changes in technological product cycles, government regulation and competition. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

7.	Revolving Line of Credit

Effective December 4, 2013, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee equal to 0.11% per annum on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. During the year ended June 30, 2014, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2014, total commitment fees for the Fund were $3,411.

8.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

24

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2014 (continued)

9.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2014, permanent differences resulting primarily from net operating losses, prior period late year ordinary loss deferral adjustment, and return of capital basis adjustments were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-In Capital
$2,422,293	$48,567	$(2,470,860)

At June 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed Capital Gains	Late Year Ordinary Loss	Capital Loss Carryover	Unrealized Appreciation	Total
$1,506,858	$(1,212,309)	$(14,632,623)	$79,684,165	$65,346,091

The differences between book and tax distributable earnings were primarily due to wash sales, return of capital basis adjustments and deferred trustees’ fees.

Under the Regulated Investment Company Modernization Act of 2010, capital losses realized after June 30, 2011 may be carried forward indefinitely and will retain their tax character as either short-term or long-term. Capital losses realized prior to July 1, 2011 will continue to be subject to their original expiration dates and will continue to be treated as short-term losses. Capital losses that can be carried forward indefinitely must be utilized fully before using capital losses that expire.

As determined at June 30, 2014, the Fund had available for federal income tax purposes $14,632,623 of unused capital losses. These losses are short-term capital losses of which $5,000,506 expires in 2016, $2,419,780 expires in 2017 and $7,212,337 expires in 2018.

In addition, $7,420,286 of the losses expiring in 2016 and 2017 may be further limited as this amount was acquired in the reorganization with the Munder Technology Fund that occurred on April 23, 2010. Losses of

25

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2014 (continued)

$7,212,337, expiring in 2018, may be further limited as this amount was acquired in the reorganization with the Munder Large-Cap Growth Fund that occurred on September 16, 2011.

During the year ended June 30, 2014, $93,452,755 in carried-forward capital losses were utilized by the Fund.

The Fund may elect to treat certain capital losses, net of certain capital gains, realized during the current fiscal year between November 1 and June 30 (“Post-October Losses”) as occurring on the first day of the following fiscal year. The Fund may also elect to treat net late-year ordinary losses, consisting of specified ordinary losses incurred during the current fiscal year between November 1 and June 30 and ordinary losses incurred during the current fiscal year between January 1 and June 30, as occurring on the first day of the following fiscal year. During the year ended June 30, 2014, the Fund elected to defer Post-October Losses of $0 and net late-year ordinary losses of $1,212,309.

26

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Growth Opportunities Fund and Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder Growth Opportunities Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Growth Opportunities Fund of Munder Series Trust at June 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 25, 2014

27

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

10.	Tax Information (Unaudited)

For the fiscal year ended June 30, 2014, the Fund designated approximately $5,755,974 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

11.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling

1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

12.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 12-13, 2014, the Board of Trustees unanimously voted to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2014.

In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, information that the Board believed to be reasonably necessary to reach its conclusion,

28

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

including the information described below. The Board and counsel to the “Non-Interested Trustees” had an opportunity to review such information in advance of the meeting. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.)

Both in Board meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other Board meetings held during the course of the fiscal year (including, in particular, the February 2014 Board meeting), the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, regarding the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered a number of factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as with their deliberations regarding the continuation of the Advisory Agreement. The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of this comprehensive evaluation process. The determination to approve the continuance of the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•

the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented with detailed information concerning the current organizational and

29

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

ownership structure of the Advisor, recent changes within the Advisor’s organization (including key personnel changes) and the financial condition of the Advisor;

•

the qualifications of management of the Advisor and of persons providing portfolio management and other key services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2013 and 2014, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided by the Advisor to the Fund during the previous year and the services anticipated to be provided to the Fund in the upcoming year;

•

the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through contractual waivers of a portion of the investment advisory fees, the addition of contractual fee breakpoints or a contractual reduction of its advisory fees), although no such adjustments were made to the Fund’s investment advisory fees during the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board supported approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2013, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and a supplemental index and the median performance of the Fund’s “peer group” as

30

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the one-, three- and five-year periods as compared to the performance of a small group of funds in the same Morningstar category as the Fund and having average assets in a range comparable to the Fund’s average assets; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of a larger group of funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2013: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of its benchmark index and the supplemental index for the one-, five- and ten-year and since inception periods but trailed the performance of its benchmark index and the supplemental index for the three-year period, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the five- and ten-year periods but trailed the median performance of the Fund’s Lipper peer group for the one- and three-year periods. In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2014. The Board also considered information provided by the Advisor regarding its ongoing efforts to enhance investment results both with respect to the Fund and generally with respect to all of the Munder Funds.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor in 2013, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor over the 12 months ending on December 31, 2014, with respect to all services provided by the Advisor to the Fund, based on certain assumptions disclosed to the Board. The Board considered the costs relating to the Advisor’s services in light of the Fund’s performance. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor with respect to the Fund were not unreasonable in light of the costs relating to the services that the Advisor provides to the Fund.

31

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory and other fees and expenses of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (by reducing its contractual advisory fees, through the implementation of contractual breakpoints or through the implementation of contractual waivers) in an overall effort to reduce the total operating expenses of the Munder Funds. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints, reductions in contractual advisory fees or contractual advisory fee waivers with respect to certain of the Munder Funds in recent years. The Board also noted the contractual breakpoint in the advisory fee schedule for the Fund. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders.

In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in the past several years to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the transfer agency fees, which took effect in June 2011.

Based on these facts and considerations, the Board concluded that the Advisor’s efforts in this regard supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund and having average assets in a range comparable to the Fund’s average assets. In addition, the Board received separate information that compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers. The Board was advised that as of December 31, 2013, the Advisor had no other investment advisory clients that had investment objectives and strategies that were substantially similar to those of the Fund.

The Board also considered the Fund’s total operating expense ratio (on both a gross and net basis) in comparison to those of other funds in the same Morningstar category as the Fund and having average assets in a range comparable to the Fund’s average assets, and the Fund’s total operating expense ratio on a gross basis (and certain components of the total operating expense

32

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

ratio) in comparison to a larger group of funds in the same Morningstar category as the Fund.

Based on these considerations and comparisons, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that consultants and potential institutional separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, while money managers may benefit from the use of “soft dollars” obtained from broker-dealers through the payment of commissions on trades in client accounts, the Advisor limits soft dollar usage to research and brokerage products and services that the Advisor believes are permitted under the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934. Based on these facts and considerations, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

(g) Additional information considered by the Board: The Board considered that Victory Capital Holdings, Inc. (“VCH”) had entered into an agreement with the Advisor’s parent companies pursuant to which VCH will acquire all of the ownership interests of the Advisor (“Transaction”). Upon the closing of the Transaction, all or most all of the investment professionals and certain other key employees of the Advisor are expected to become employees of Victory Capital Management Inc. (“Victory”). The Board also considered that, as part of the larger plans to integrate the advisory businesses of the Advisor and Victory in connection with the Transaction, the Trustees were also asked to consider the approval of the reorganization of the Fund into a corresponding series of The Victory Portfolios (“Victory Fund”). The Board noted that if the Fund’s shareholders approve the reorganization, shareholders of the Fund will become shareholders of the Victory Fund and the Fund’s Advisory Agreement with the Advisor would be terminated and replaced with an agreement with a new entity.

Based upon its comprehensive review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions, as discussed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2014.

33

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

15.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2014, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 66	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	Chairman, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 9/11); President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (12/05 to 9/11).	11

NVR, Inc. (homebuilding and mortgage banking)

(since 12/11); Chesapeake Lodging Trust (real estate investment trust)

(since 1/10); DuPont Fabros Technology, Inc. (real estate investment trust)

(since 10/07).

John Rakolta Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 67	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	11	None

34

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 65	Trustee	Indefinite; since 2/03	President, Business Roundtable (association of business chief executive officers) (since 1/11); President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (10/04-1/11).	11	K12, Inc. (provider of online education) (since 11/12); Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Airlines (10/08 to 7/12).

Thomas P. Lemke c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 59	Trustee	Indefinite; since 01/14	Retired (since 4/13): Executive Vice President and General Counsel, Legg Mason, Inc. (asset management) (2/05-3/13).	11	AXA Premier VIP Trust (registered investment company with 36 portfolios) (since 1/14); The Advisors’ Inner Circle Fund III (registered investment company with 6 portfolios) (since 3/14); J.P. Morgan Exchange-Traded Fund Trust (registered investment company with 4 portfolios) (since 5/14); ICI Mutual Insurance Company (2009-3/13).

35

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05).	11	Masco Corporation (manufacturer of home improvement and building products) (since 12/06); Taubman Centers, Inc. (real estate investment trust) (since 1/97).
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 75	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	11	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., a sub-advisor to a separate series of MST. Prior to December 29, 2006, Comerica was also the indirect parent company of the Advisor.

36

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 54	President and Principal Executive Officer	through 2/15; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Integrity Asset Management, LLC (investment advisor) (since 6/12); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/15; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Integrity Asset Management, LLC (investment advisor) (since 6/12); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 48	Vice President and Principal Financial Officer	through 2/15; since 2/01	Managing Director, Chief Financial Officer and Treasurer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Managing Director and Chief Financial Officer of Integrity Asset Management, LLC (investment advisor) (since 6/12); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 42	Treasurer and Principal Accounting Officer	through 2/15; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 38	Assistant Treasurer	through 2/15; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08).

37

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 59	Assistant Secretary	through 2/15; since 8/99	Associate General Counsel and Assistant Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98); Associate General Counsel and Assistant Secretary of Integrity Asset Management, LLC (investment advisor) (since 6/12).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 49	Assistant Secretary	through 2/15; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 46	Assistant Secretary	through 2/15; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

16.	Subsequent Event (Unaudited)

On August 1, 2014, all outstanding Class B shares of the Fund were reclassified as Class A shares of the Fund.

38

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39

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40

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41

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman

John Rakolta Jr., Vice Chairman

John Engler

Thomas P. Lemke

Michael T. Monahan

Lisa A. Payne

OFFICERS

James V. FitzGerald, President and Principal Executive Officer

Peter K. Hoglund, Vice President and Principal Financial Officer

Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer

David W. Rumph, Treasurer and Principal Accounting Officer

Amy D. Eisenbeis, Assistant Secretary

Francine S. Hayes, Assistant Secretary

Mary Ann C. Shumaker, Assistant Secretary

Kevin R. Kuhl, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management

Munder Capital Center

480 Pierce Street

Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

LEGAL COUNSEL

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

ANNGROWTH614

ANNUAL REPORT

June 30, 2014

Munder Index 500 Fund

Class Y, A, B, K & R Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

The Munder Funds® Letter to Shareholders

DEAR SHAREHOLDERS:

The twelve months ended June 30, 2014 yielded exceptional global equity returns and positive fixed income returns. However, the period was not without its share of potentially adverse factors, especially during the second half of the year. Severe winter weather, global geopolitical unrest, mixed signals from the new Fed Chair and anemic first quarter 2014 gross domestic product (“GDP”) growth in the United States created an unusual and, at times, uncertain market environment. The calendar year started with the worst January the markets have experienced since the financial crisis, leading to increased negative sentiment. While the broad indexes had modest corrections, certain sectors of the market experienced more significant downward pressure (technology and biotech leading the pack). However, the global markets proved resilient, and returns remained solidly positive during the six months ended June 30. Supporting the market rebound were generally positive economic indicators, including improving consumer confidence, increased capital expenditures, increased bank loan activity, lower unemployment and robust vehicle sales. The housing market continued to be a concern, with new housing starts and building permits showing some weakness.

The Fed, the wizard behind the curtain of market action, maintained its loose money policy, although tapering of monthly bond purchases continued. The Fed Chairwoman stated that short term rates would remain historically low until GDP growth and unemployment combine to create a receptive environment for tightening. Stay tuned.

Now to the numbers. Domestically, the S&P 500® Index (a measure of the large-cap sector of the U.S. stock market) returned 24.61% for the twelve months ended June 30, 2014. This is particularly interesting given that the S&P 500® Index fell 5.8% between December 31, 2013 and February 3, 2014. The large-cap market, as measured by the Russell 1000® Indices, showed a bias toward growth versus value stocks, with growth outperforming value by over 3 percentage points. Mid-cap stocks slightly outperformed their large-cap cousins, with the Russell Midcap Index®, a measure of the mid-cap segment of the U.S. equity universe, returning 26.85% for the twelve months ended June 30. In contrast to large-cap stocks, mid-cap value stocks outperformed mid-cap growth stocks, as measured by the Russell Midcap® Indices, by just under 2 percentage points. Small-cap stocks, as measured by the Russell 2000® Index, a measure of the small-cap segment of the U.S. equity universe, performed slightly below the S&P 500® Index, returning 23.64% for the twelve months ended June 30. As in the large-cap universe, small-cap growth stocks outperformed small-cap value stocks, as measured by the Russell 2000® Indices, by just over 2 percentage points.

International markets also provided very robust returns. The MSCI EAFE Index (net dividends), a measure of the equity market performance of developed markets excluding the U.S. and Canada, returned 23.57%, while the S&P® Developed ex-US Small Cap Index, a measure of the small-capitalization segment of developed markets excluding the U.S., was up 29.95%. Emerging markets, which have been volatile and difficult to navigate, also ended the twelve month period with strong performance as the S&P® Emerging Plus Small-Cap Index, a measure of the small-capitalization segment of emerging markets plus Korea, returned 16.00%. Clearly, while the world continues to present ongoing challenges, global investors are anticipating continued and improving global economic growth.

The fixed income markets continue to confound. Despite historically low rates and consensus (and actual commitment) by the Fed to eventually raise rates, the fixed income markets provided positive returns. The Barclays U.S. Aggregate Bond Index, a measure of the investment grade U.S. dollar-denominated, fixed-rate taxable bond market, was up 4.37% for the twelve months ended June 30, 2014.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, I encourage you to contact your financial advisor. You may also contact the Funds at 1-800-468-6337 or through our website at www.munder.com. My colleagues and I sincerely appreciate the confidence you have placed in the Munder Funds and we value the opportunity to help you meet your investment goals.

Very Truly Yours,

James FitzGerald

President and Principal Executive Officer, The Munder Funds

President, Munder Capital Management

ii	Performance History
iv	Management’s Discussion of Fund Performance
vi	Shareholder Fee Example

1	Portfolio of Investments
20	Statement of Assets and Liabilities
22	Statement of Operations
23	Statements of Changes in Net Assets
24	Statements of Changes in Net Assets — Capital Stock Activity
26	Financial Highlights
31	Notes to Financial Statements
40	Report of Independent Registered Public Accounting Firm
41	Notes to Financial Statements — Unaudited

Risks:    Equity securities (stocks) are more volatile and carry more risk, but generally provide greater return potential, than investments in certain other securities, like high-grade fixed income securities. Large-cap stocks generally have less volatility than smaller-cap and certain specialty securities, such as technology investments. Because the Fund’s goal is to invest in securities included in an index without regard to market trends, it may be particularly susceptible to a general decline in the market represented by that index.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Munder Funds distributed through Funds Distributor, LLC.

i

Performance History (Unaudited)

The line graph represents the performance of the Fund’s Class Y Shares. Due to differing sales charges and expenses, performance of classes not shown in the graph will differ. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

GROWTH OF AN ASSUMED $10,000 INVESTMENT SINCE INCEPTION(1) THROUGH 6/30/14

Class (Inception Date)	With Load		Without Load	S&P 500® Index
CLASS Y (12/1/91)	N/A		$75,323	$82,530
CLASS A (12/9/92)	$59,463	(2)	$60,999	$68,709
CLASS B (10/31/95)	N/A		$41,693	$47,576
CLASS K (12/7/92)	N/A		$60,191	$69,504
CLASS R (7/29/04)	N/A		$19,984	$22,015

ii

AVERAGE ANNUAL TOTAL RETURNS (AS OF 6/30/14)

Class (Inception Date)	One Year w/load		One Year w/out load	Five Years w/load		Five Years w/out load	Ten Years w/load		Ten Years w/out load	Since Inception w/load		Since Inception w/out load
CLASS Y (12/1/91)	N/A		23.88%	N/A		18.26%	N/A		7.32%	N/A		9.35%
CLASS A (12/9/92)	20.61%	(2)	23.73%	17.49%	(2)	18.09%	6.85%	(2)	7.12%	8.62%	(2)	8.75%
CLASS B (10/31/95)	20.29%	(3)	23.29%	17.57%	(3)	17.67%	N/A		6.86%	N/A		7.95%
CLASS K (12/7/92)	N/A		23.58%	N/A		17.97%	N/A		7.05%	N/A		8.68%
CLASS R (7/29/04)	N/A		23.33%	N/A		17.68%	N/A		N/A	N/A		7.23%

(1)	Amounts represent the growth of a $10,000 investment since inception of the share class.
(2)	Reflects the deduction of the maximum sales charge of 2.50% for Class A Shares.
(3)	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, for Class Y, A, B, K and R Shares during the fiscal year ended 6/30/13 the gross expense ratios were 0.59%, 0.85%, 1.61%, 0.86% and 1.10%, respectively, and for Class A and B Shares the net expense ratios were 0.75% and 1.11%, respectively. Expense ratios for the fiscal year ended 6/30/14 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of the Fund’s Class Y, A, B and K Shares during the calendar years from their inceptions through 2000. Funds Distributor, LLC also limited certain 12b-1 fees for Class A Shares of the Fund during the 2008-2014 calendar years and Class B Shares of the Fund during the calendar years since inception. Total returns would have been lower if Munder Capital Management and Funds Distributor, LLC had not limited expenses during those periods. Funds Distributor’s expense limitations are voluntary and may be terminated at any time.

iii

Management’s Discussion of Fund Performance (Unaudited)

INVESTMENT PROCESS HIGHLIGHTS

The Munder Index 500 Fund seeks to provide performance and income that is comparable to the S&P 500® Index. The Fund’s management team employs an “indexing” investment approach, which tries to replicate the composition and performance of the S&P 500® using quantitative systems and tools. The Fund typically holds the same 500 stocks as those held in the Index and the weight of each of the holdings is closely monitored relative to its weight in the S&P 500®. The Fund’s management team rebalances holdings regularly to help minimize deviations between performance of the Fund and the Index.

INVESTING ENVIRONMENT

The historically low interest rate environment along with an increasingly optimistic outlook on the U.S. economy helped push large-cap securities into record breaking territory over the twelve months ended June 30, 2014. The movement by investors out of fixed income and emerging markets continued as more investors put their money into the U.S. market. Large cap equity investors were rewarded as the S&P 500® Index had ten months of positive gains against only two months with losses. In 2014 alone, the S&P 500® already had 22 new closing highs through June.

SECTOR DIVERSIFICATION
Information Technology	18.3%
Financials	15.7%
Health Care	13.0%
Consumer Discretionary	11.5%
Energy	10.6%
Industrials	10.2%
Consumer Staples	9.3%
Materials	3.4%
Utilities	3.1%
Telecommunication Services	2.4%
Other	2.5%

Total	100.0%

As a percentage of net assets as of 6/30/14

PERFORMANCE DISCUSSION

During the twelve-month period ended June 30, 2014, the Fund returned 23.88%, underperforming the S&P 500® Index, which returned 24.61% over the same period.

The difference in returns between the Fund and the S&P 500® Index is due primarily to the fact that expenses are deducted from the Fund before its return is calculated.

iv

FUND CHANGES

New securities added to the Index during the period included: Cimarex Energy Co, an oil and gas exploration company; Avago Technologies Inc, which is engaged in the design, development, and supply of analog semiconductor devices; Under Armour Inc, a performance apparel retailer; Navient Corp, a student loan servicer; and Essex Property Trust Inc, a real estate investment trust (“REIT”).

Securities removed from the Index during the period included: International Game Technology, an electronic gaming manufacturer; LSI Corporation, which designs semiconductors; BEAM Inc, an alcohol manufacturer; SLM Corp, a financial services company; and Cliffs Natural Resources, a mining company.

The Fund’s performance contained in the Management’s Discussion of Fund Performance is based on Class Y Shares of the Fund. Performance of the other classes of shares will differ. Management’s Discussion of Fund Performance presents information about the Fund’s holdings that are believed to be accurate, and the views of the portfolio managers, as of June 30, 2014. The Fund’s holdings, the information about the Fund’s holdings and the views of the portfolio managers may change, and the Fund disclaims any obligation to advise shareholders of any such changes. Discussions regarding specific holdings are for illustration only and are not intended as recommendations to purchase or sell individual stocks. A complete list of Fund holdings as of June 30, 2014 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

The S&P 500® Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

v

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2014 through June 30, 2014.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A or Class B Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

vi

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period* 1/1/14-6/30/14	Annualized Expense Ratio
Actual
Class Y	$1,000.00	$1,068.10	$2.92	0.57%
Class A	$1,000.00	$1,067.60	$3.69	0.72%
Class B	$1,000.00	$1,065.70	$5.53	1.08%
Class K	$1,000.00	$1,067.20	$4.20	0.82%
Class R	$1,000.00	$1,065.80	$5.48	1.07%
Hypothetical
Class Y	$1,000.00	$1,021.97	$2.86	0.57%
Class A	$1,000.00	$1,021.22	$3.61	0.72%
Class B	$1,000.00	$1,019.44	$5.41	1.08%
Class K	$1,000.00	$1,020.73	$4.11	0.82%
Class R	$1,000.00	$1,019.49	$5.36	1.07%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

vii

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viii

Munder Index 500 Fund

Portfolio of Investments, June 30, 2014

Shares		Value(a)

COMMON STOCKS — 97.5%
Consumer Discretionary — 11.5%
Auto Components — 0.4%
3,485	BorgWarner Inc	$227,187
4,207	Delphi Automotive PLC	289,189
4,233	Goodyear Tire & Rubber Co/The	117,593
10,111	Johnson Controls Inc	504,842

		1,138,811

Automobiles — 0.7%
60,201	Ford Motor Co	1,037,865
20,031	General Motors Co	727,125
3,324	Harley-Davidson Inc	232,182

		1,997,172

Distributors — 0.1%
2,338	Genuine Parts Co	205,276

Diversified Consumer Services — 0.1%
66	Graham Holdings Co, Class B	47,395
4,185	H&R Block Inc	140,281

		187,676

Hotels, Restaurants & Leisure — 1.6%
6,708	Carnival Corp	252,556
473	Chipotle Mexican Grill Inc †	280,257
1,994	Darden Restaurants Inc	92,262
3,342	Marriott International Inc/DE, Class A	214,222
15,048	McDonald’s Corp	1,515,936
11,460	Starbucks Corp	886,775
2,933	Starwood Hotels & Resorts Worldwide Inc	237,045
1,938	Wyndham Worldwide Corp	146,745
1,237	Wynn Resorts Ltd	256,752
6,719	Yum! Brands Inc	545,583

		4,428,133

Household Durables — 0.4%
4,341	DR Horton Inc	106,702
1,878	Garmin Ltd	114,370
1,031	Harman International Industries Inc	110,761
2,111	Leggett & Platt Inc	72,365
2,685	Lennar Corp, Class A	112,716
934	Mohawk Industries Inc †	129,210
4,212	Newell Rubbermaid Inc	130,530

See Notes to Financial Statements.

Munder Index 500 Fund

Portfolio of Investments, June 30, 2014 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Consumer Discretionary (Continued)
Household Durables (Continued)
5,188	PulteGroup Inc	$104,590
1,183	Whirlpool Corp	164,697

		1,045,941

Internet & Catalog Retail — 1.3%
5,674	Amazon.com Inc †	1,842,802
1,577	Expedia Inc	124,205
912	Netflix Inc †	401,827
798	Priceline Group Inc/The †	959,994
1,697	TripAdvisor Inc †	184,396

		3,513,224

Leisure Products — 0.1%
1,768	Hasbro Inc	93,792
5,183	Mattel Inc	201,982

		295,774

Media — 3.5%
3,270	Cablevision Systems Corp, Class A	57,716
8,046	CBS Corp, Class B, Non-Voting	499,979
39,580	Comcast Corp, Class A	2,124,654
7,133	DIRECTV †	606,376
3,319	Discovery Communications Inc, Class A †	246,535
3,481	Gannett Co Inc	108,990
6,515	Interpublic Group of Cos Inc/The	127,108
7,624	News Corp, Class A †	136,775
3,941	Omnicom Group Inc	280,678
1,631	Scripps Networks Interactive Inc, Class A	132,339
4,241	Time Warner Cable Inc	624,699
13,429	Time Warner Inc	943,387
29,149	Twenty-First Century Fox Inc, Class A	1,024,587
5,954	Viacom Inc, Class B	516,391
24,520	Walt Disney Co/The	2,102,345

		9,532,559

Multiline Retail — 0.6%
4,617	Dollar General Corp †	264,831
3,148	Dollar Tree Inc †	171,440
1,455	Family Dollar Stores Inc	96,234
2,966	Kohl’s Corp	156,249
5,487	Macy’s Inc	318,356

See Notes to Financial Statements.

Shares		Value(a)

Consumer Discretionary (Continued)
Multiline Retail (Continued)
2,140	Nordstrom Inc	$145,370
9,644	Target Corp	558,870

		1,711,350

Specialty Retail — 1.9%
986	AutoNation Inc †	58,845
505	AutoZone Inc †	270,801
3,106	Bed Bath & Beyond Inc †	178,222
4,175	Best Buy Co Inc	129,467
3,356	CarMax Inc †	174,546
1,779	GameStop Corp, Class A	71,996
3,958	Gap Inc/The	164,534
20,828	Home Depot Inc/The	1,686,235
3,734	L Brands Inc	219,036
15,183	Lowe’s Cos Inc	728,632
1,614	O’Reilly Automotive Inc †	243,068
1,510	PetSmart Inc	90,298
3,233	Ross Stores Inc	213,798
9,844	Staples Inc	106,709
1,686	Tiffany & Co	169,022
10,661	TJX Cos Inc/The	566,632
2,108	Tractor Supply Co	127,323
1,565	Urban Outfitters Inc †	52,991

		5,252,155

Textiles, Apparel & Luxury Goods — 0.8%
4,174	Coach Inc	142,709
725	Fossil Group Inc †	75,777
2,747	Michael Kors Holdings Ltd †	243,522
11,230	NIKE Inc, Class B	870,887
1,249	PVH Corp	145,633
891	Ralph Lauren Corp, Class A	143,175
2,470	Under Armour Inc, Class A †	146,940
5,241	VF Corp	330,183

		2,098,826

Total Consumer Discretionary		31,406,897

Consumer Staples — 9.3%
Beverages — 2.1%
2,481	Brown-Forman Corp, Class B	233,636
57,546	Coca-Cola Co/The	2,437,649
3,559	Coca-Cola Enterprises Inc	170,049

See Notes to Financial Statements.

Munder Index 500 Fund

Portfolio of Investments, June 30, 2014 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Consumer Staples (Continued)
Beverages (Continued)
2,569	Constellation Brands Inc, Class A †	$226,406
2,989	Dr Pepper Snapple Group Inc	175,096
2,421	Molson Coors Brewing Co, Class B	179,541
2,080	Monster Beverage Corp †	147,742
23,081	PepsiCo Inc	2,062,056

		5,632,175

Food & Staples Retailing — 2.2%
6,672	Costco Wholesale Corp	768,348
17,800	CVS Caremark Corp	1,341,586
7,757	Kroger Co/The	383,428
3,524	Safeway Inc	121,014
8,899	Sysco Corp	333,268
24,538	Wal-Mart Stores Inc (b)	1,842,068
13,366	Walgreen Co	990,822
5,596	Whole Foods Market Inc	216,173

		5,996,707

Food Products — 1.6%
9,963	Archer-Daniels-Midland Co	439,468
2,743	Campbell Soup Co	125,657
6,461	ConAgra Foods Inc	191,762
9,355	General Mills Inc	491,512
2,271	Hershey Co/The	221,127
2,061	Hormel Foods Corp	101,710
1,578	JM Smucker Co/The	168,167
3,881	Kellogg Co	254,982
1,932	Keurig Green Mountain Inc	240,747
9,063	Kraft Foods Group Inc	543,327
1,986	McCormick & Co Inc/MD, Non-Voting	142,178
3,076	Mead Johnson Nutrition Co	286,591
25,751	Mondelez International Inc, Class A	968,495
4,160	Tyson Foods Inc, Class A	156,166

		4,331,889

Household Products — 1.8%
1,957	Clorox Co/The	178,870
13,239	Colgate-Palmolive Co	902,635
5,736	Kimberly-Clark Corp	637,958
41,196	Procter & Gamble Co/The	3,237,593

		4,957,056

See Notes to Financial Statements.

Shares		Value(a)

Consumer Staples (Continued)
Personal Products — 0.2%
6,626	Avon Products Inc	$96,806
3,846	Estee Lauder Cos Inc/The, Class A	285,604

		382,410

Tobacco — 1.4%
30,242	Altria Group Inc	1,268,350
5,519	Lorillard Inc	336,493
23,946	Philip Morris International Inc	2,018,887
4,737	Reynolds American Inc	285,878

		3,909,608

Total Consumer Staples		25,209,845

Energy — 10.6%
Energy Equipment & Services — 2.1%
6,637	Baker Hughes Inc	494,125
3,108	Cameron International Corp †	210,443
1,062	Diamond Offshore Drilling Inc	52,707
3,577	Ensco PLC, Class A	198,774
3,580	FMC Technologies Inc †	218,631
12,857	Halliburton Co	912,975
1,641	Helmerich & Payne Inc	190,536
3,978	Nabors Industries Ltd	116,834
6,532	National Oilwell Varco Inc	537,910
3,871	Noble Corp plc	129,911
1,897	Rowan Cos Plc, Class A	60,571
19,825	Schlumberger Ltd	2,338,359
5,191	Transocean Ltd	233,751

		5,695,527

Oil, Gas & Consumable Fuels — 8.5%
7,689	Anadarko Petroleum Corp	841,715
5,872	Apache Corp	590,841
6,353	Cabot Oil & Gas Corp	216,891
7,741	Chesapeake Energy Corp	240,590
28,982	Chevron Corp	3,783,600
1,325	Cimarex Energy Co	190,084
18,691	ConocoPhillips	1,602,379
3,506	CONSOL Energy Inc	161,521
5,354	Denbury Resources Inc	98,835
5,837	Devon Energy Corp	463,458
8,320	EOG Resources Inc	972,275
2,308	EQT Corp	246,725

See Notes to Financial Statements.

Munder Index 500 Fund

Portfolio of Investments, June 30, 2014 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Energy (Continued)
Oil, Gas & Consumable Fuels (Continued)
65,379	Exxon Mobil Corp (b)	$6,582,358
4,018	Hess Corp	397,340
10,172	Kinder Morgan Inc/DE	368,837
10,292	Marathon Oil Corp	410,857
4,394	Marathon Petroleum Corp	343,040
2,568	Murphy Oil Corp	170,721
2,079	Newfield Exploration Co †	91,892
5,469	Noble Energy Inc	423,629
11,960	Occidental Petroleum Corp	1,227,455
3,164	ONEOK Inc	215,405
4,122	Peabody Energy Corp	67,395
8,614	Phillips 66	692,824
2,177	Pioneer Natural Resources Co	500,296
2,745	QEP Resources Inc	94,702
2,567	Range Resources Corp	223,201
5,375	Southwestern Energy Co †	244,509
10,210	Spectra Energy Corp	433,721
1,968	Tesoro Corp	115,462
8,124	Valero Energy Corp	407,012
11,244	Williams Cos Inc/The	654,513

		23,074,083

Total Energy		28,769,610

Financials — 15.7%
Banks — 5.8%
160,095	Bank of America Corp (b)	2,460,660
10,923	BB&T Corp	430,694
46,248	Citigroup Inc	2,178,281
2,765	Comerica Inc (c)	138,692
12,948	Fifth Third Bancorp	276,440
12,687	Huntington Bancshares Inc/OH	121,034
57,620	JPMorgan Chase & Co	3,320,064
13,447	KeyCorp	192,695
2,013	M&T Bank Corp	249,713
8,131	PNC Financial Services Group Inc/The	724,065
20,994	Regions Financial Corp	222,956
8,112	SunTrust Banks Inc	324,967
27,634	US Bancorp/MN	1,197,105
72,971	Wells Fargo & Co	3,835,356
2,827	Zions Bancorporation	83,312

		15,756,034

See Notes to Financial Statements.

Shares		Value(a)

Financials (Continued)
Capital Markets — 2.1%
841	Affiliated Managers Group Inc †	$172,741
2,890	Ameriprise Financial Inc	346,800
17,361	Bank of New York Mellon Corp/The	650,690
1,904	BlackRock Inc	608,518
17,828	Charles Schwab Corp/The	480,108
4,398	E*TRADE Financial Corp †	93,501
6,115	Franklin Resources Inc	353,692
6,331	Goldman Sachs Group Inc/The	1,060,063
6,587	Invesco Ltd	248,659
1,564	Legg Mason Inc	80,249
21,308	Morgan Stanley	688,888
3,384	Northern Trust Corp	217,287
6,558	State Street Corp	441,091
3,999	T Rowe Price Group Inc	337,556

		5,779,843

Consumer Finance — 0.9%
13,860	American Express Co	1,314,898
8,701	Capital One Financial Corp	718,703
7,098	Discover Financial Services	439,934
6,435	Navient Corp	113,964

		2,587,499

Diversified Financial Services — 1.8%
27,411	Berkshire Hathaway Inc, Class B †	3,469,136
4,805	CME Group Inc/IL, Class A	340,915
1,752	Intercontinental Exchange Inc	330,953
4,801	Leucadia National Corp	125,882
4,147	McGraw Hill Financial Inc	344,325
2,863	Moody’s Corp	250,971
1,792	NASDAQ OMX Group Inc/The	69,207

		4,931,389

Insurance — 2.8%
5,141	ACE Ltd	533,122
6,914	Aflac Inc	430,397
6,607	Allstate Corp/The	387,963
22,024	American International Group Inc	1,202,070
4,513	Aon PLC	406,576
1,110	Assurant Inc	72,761
3,722	Chubb Corp/The	343,057
2,252	Cincinnati Financial Corp	108,186

See Notes to Financial Statements.

Munder Index 500 Fund

Portfolio of Investments, June 30, 2014 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Financials (Continued)
Insurance (Continued)
7,550	Genworth Financial Inc, Class A †	$131,370
6,847	Hartford Financial Services Group Inc/The	245,191
4,018	Lincoln National Corp	206,686
4,648	Loews Corp	204,558
8,367	Marsh & McLennan Cos Inc	433,578
17,136	MetLife Inc	952,076
4,192	Principal Financial Group Inc	211,612
8,291	Progressive Corp/The	210,260
7,033	Prudential Financial Inc	624,319
1,336	Torchmark Corp	109,445
5,290	Travelers Cos Inc/The	497,630
3,918	Unum Group	136,190
4,133	XL Group PLC	135,273

		7,582,320

Real Estate Investment Trusts (REITs) — 2.1%
6,025	American Tower Corp	542,130
2,229	Apartment Investment & Management Co, Class A	71,930
1,863	AvalonBay Communities Inc	264,900
2,341	Boston Properties Inc	276,659
5,081	Crown Castle International Corp	377,315
5,133	Equity Residential	323,379
945	Essex Property Trust Inc	174,740
7,938	General Growth Properties Inc	187,019
6,988	HCP Inc	289,163
4,650	Health Care REIT Inc	291,416
11,583	Host Hotels & Resorts Inc	254,942
6,274	Kimco Realty Corp	144,177
2,152	Macerich Co/The	143,646
2,709	Plum Creek Timber Co Inc	122,176
7,638	Prologis Inc	313,845
2,213	Public Storage	379,198
4,729	Simon Property Group Inc	786,338
4,504	Ventas Inc	288,706
2,664	Vornado Realty Trust	284,329
8,925	Weyerhaeuser Co	295,328

		5,811,336

Real Estate Management & Development — 0.1%
4,252	CBRE Group Inc, Class A †	136,234

See Notes to Financial Statements.

Shares		Value(a)

Financials (Continued)
Thrifts & Mortgage Finance — 0.1%
7,265	Hudson City Bancorp Inc	$71,415
4,767	People’s United Financial Inc	72,315

		143,730

Total Financials		42,728,385

Health Care — 13.0%
Biotechnology — 2.4%
3,011	Alexion Pharmaceuticals Inc †	470,469
11,525	Amgen Inc	1,364,214
3,611	Biogen Idec Inc †	1,138,584
12,192	Celgene Corp †	1,047,049
23,379	Gilead Sciences Inc †	1,938,353
1,210	Regeneron Pharmaceuticals Inc †	341,789
3,595	Vertex Pharmaceuticals Inc †	340,374

		6,640,832

Health Care Equipment & Supplies — 2.1%
22,866	Abbott Laboratories	935,219
8,260	Baxter International Inc	597,198
2,941	Becton Dickinson and Co	347,920
20,137	Boston Scientific Corp †	257,149
3,156	CareFusion Corp †	139,969
6,864	Covidien PLC	618,995
1,160	CR Bard Inc	165,892
2,179	DENTSPLY International Inc	103,176
1,606	Edwards Lifesciences Corp †	137,859
582	Intuitive Surgical Inc †	239,668
15,209	Medtronic Inc	969,726
4,327	St Jude Medical Inc	299,645
4,501	Stryker Corp	379,524
1,591	Varian Medical Systems Inc †	132,276
2,554	Zimmer Holdings Inc	265,258

		5,589,474

Health Care Providers & Services — 2.0%
5,441	Aetna Inc	441,156
3,438	AmerisourceBergen Corp	249,805
5,179	Cardinal Health Inc	355,072
4,090	Cigna Corp	376,157
2,703	DaVita HealthCare Partners Inc †	195,481
11,768	Express Scripts Holding Co †	815,876

See Notes to Financial Statements.

Munder Index 500 Fund

Portfolio of Investments, June 30, 2014 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Health Care (Continued)
Health Care Providers & Services (Continued)
2,366	Humana Inc	$302,186
1,291	Laboratory Corp of America Holdings †	132,198
3,510	McKesson Corp	653,597
1,273	Patterson Cos Inc	50,296
2,221	Quest Diagnostics Inc	130,351
1,515	Tenet Healthcare Corp †	71,114
14,917	UnitedHealth Group Inc	1,219,465
4,257	WellPoint Inc	458,096

		5,450,850

Health Care Technology — 0.1%
4,521	Cerner Corp †	233,193

Life Sciences Tools & Services — 0.4%
5,073	Agilent Technologies Inc	291,393
1,717	PerkinElmer Inc	80,424
6,073	Thermo Fisher Scientific Inc	716,614
1,303	Waters Corp †	136,086

		1,224,517

Pharmaceuticals — 6.0%
24,207	AbbVie Inc	1,366,243
2,817	Actavis plc †	628,332
4,530	Allergan Inc/United States	766,567
25,229	Bristol-Myers Squibb Co	1,223,859
14,997	Eli Lilly & Co	932,363
3,664	Forest Laboratories Inc †	362,736
2,540	Hospira Inc †	130,480
43,071	Johnson & Johnson (b)	4,506,088
44,491	Merck & Co Inc	2,573,804
5,714	Mylan Inc/PA †	294,614
2,037	Perrigo Co PLC	296,913
97,112	Pfizer Inc (b)	2,882,284
7,658	Zoetis Inc	247,124

		16,211,407

Total Health Care		35,350,273

Industrials — 10.2%
Aerospace & Defense — 2.6%
10,213	Boeing Co/The	1,299,400
4,958	General Dynamics Corp	577,855

See Notes to Financial Statements.

Shares		Value(a)

Industrials (Continued)
Aerospace & Defense (Continued)
11,922	Honeywell International Inc	$1,108,150
1,319	L-3 Communications Holdings Inc	159,269
4,058	Lockheed Martin Corp	652,242
3,260	Northrop Grumman Corp	389,994
2,203	Precision Castparts Corp	556,037
4,763	Raytheon Co	439,387
2,069	Rockwell Collins Inc	161,672
4,249	Textron Inc	162,694
12,840	United Technologies Corp	1,482,378

		6,989,078

Air Freight & Logistics — 0.7%
2,281	CH Robinson Worldwide Inc	145,505
3,004	Expeditors International of Washington Inc	132,657
4,229	FedEx Corp	640,186
10,731	United Parcel Service Inc, Class B	1,101,644

		2,019,992

Airlines — 0.3%
12,909	Delta Air Lines Inc	499,836
10,532	Southwest Airlines Co	282,890

		782,726

Building Products — 0.1%
1,364	Allegion PLC	77,311
5,453	Masco Corp	121,057

		198,368

Commercial Services & Supplies — 0.5%
2,652	ADT Corp/The	92,661
1,538	Cintas Corp	97,724
2,599	Iron Mountain Inc	92,135
3,085	Pitney Bowes Inc	85,208
4,068	Republic Services Inc	154,462
1,289	Stericycle Inc †	152,643
7,022	Tyco International Ltd	320,203
6,586	Waste Management Inc	294,592

		1,289,628

Construction & Engineering — 0.1%
2,422	Fluor Corp	186,252
2,012	Jacobs Engineering Group Inc †	107,199
3,306	Quanta Services Inc †	114,322

		407,773

See Notes to Financial Statements.

Munder Index 500 Fund

Portfolio of Investments, June 30, 2014 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Industrials (Continued)
Electrical Equipment — 0.7%
3,748	AMETEK Inc	$195,946
7,257	Eaton Corp PLC	560,095
10,683	Emerson Electric Co	708,924
2,107	Rockwell Automation Inc	263,712
1,521	Roper Industries Inc	222,081

		1,950,758

Industrial Conglomerates — 2.2%
9,462	3M Co	1,355,337
9,158	Danaher Corp	721,009
152,667	General Electric Co (b)	4,012,089

		6,088,435

Machinery — 1.7%
9,503	Caterpillar Inc	1,032,691
2,603	Cummins Inc	401,617
5,538	Deere & Co	501,466
2,534	Dover Corp	230,467
2,090	Flowserve Corp	155,391
5,778	Illinois Tool Works Inc	505,922
3,821	Ingersoll-Rand PLC	238,851
1,538	Joy Global Inc	94,710
5,423	PACCAR Inc	340,727
1,669	Pall Corp	142,516
2,267	Parker Hannifin Corp	285,030
2,964	Pentair PLC	213,764
888	Snap-on Inc	105,246
2,377	Stanley Black & Decker Inc	208,748
2,818	Xylem Inc/NY	110,127

		4,567,273

Professional Services — 0.2%
577	Dun & Bradstreet Corp/The	63,585
1,863	Equifax Inc	135,142
4,614	Nielsen NV	223,364
2,117	Robert Half International Inc	101,066

		523,157

Road & Rail — 0.9%
15,290	CSX Corp	471,085
1,687	Kansas City Southern	181,369

See Notes to Financial Statements.

Shares		Value(a)

Industrials (Continued)
Road & Rail (Continued)
4,714	Norfolk Southern Corp	$485,683
803	Ryder System Inc	70,736
13,790	Union Pacific Corp	1,375,553

		2,584,426

Trading Companies & Distributors — 0.2%
4,181	Fastenal Co	206,918
927	WW Grainger Inc	235,708

		442,626

Total Industrials		27,844,240

Information Technology — 18.3%
Communications Equipment — 1.7%
77,990	Cisco Systems Inc	1,938,051
1,163	F5 Networks Inc †	129,605
1,632	Harris Corp	123,624
7,270	Juniper Networks Inc †	178,406
3,444	Motorola Solutions Inc	229,267
25,696	QUALCOMM Inc	2,035,123

		4,634,076

Electronic Equipment, Instruments & Components — 0.4%
2,392	Amphenol Corp, Class A	230,445
19,920	Corning Inc	437,244
2,164	FLIR Systems Inc	75,156
2,824	Jabil Circuit Inc	59,022
6,222	TE Connectivity Ltd	384,768

		1,186,635

Information Technology Services — 1.1%
7,339	Automatic Data Processing Inc	581,836
2,205	Computer Sciences Corp	139,356
4,381	Fidelity National Information Services Inc	239,816
4,928	Paychex Inc	204,808
2,557	Total System Services Inc	80,315
7,653	Visa Inc, Class A	1,612,564
8,204	Western Union Co/The	142,257

		3,000,952

Internet Software & Services — 3.1%
2,709	Akamai Technologies Inc †	165,412
17,365	eBay Inc †	869,292

See Notes to Financial Statements.

Munder Index 500 Fund

Portfolio of Investments, June 30, 2014 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Information Technology (Continued)
Internet Software & Services (Continued)
26,177	Facebook Inc, Class A †	$1,761,450
4,312	Google Inc, Class A †	2,521,097
4,312	Google Inc, Class C †	2,480,607
1,881	VeriSign Inc †	91,812
14,255	Yahoo! Inc †	500,778

		8,390,448

IT Services — 2.1%
9,638	Accenture PLC, Class A	779,136
825	Alliance Data Systems Corp †	232,031
9,263	Cognizant Technology Solutions Corp, Class A †	453,053
3,794	Fiserv Inc †	228,854
14,485	International Business Machines Corp (b)	2,625,696
15,297	MasterCard Inc, Class A	1,123,871
2,400	Teradata Corp †	96,480
16,631	Xerox Corp	206,890

		5,746,011

Semiconductors & Semiconductor Equipment — 2.3%
4,769	Altera Corp	165,770
4,802	Analog Devices Inc	259,644
18,534	Applied Materials Inc	417,942
3,835	Avago Technologies Ltd	276,388
8,481	Broadcom Corp, Class A	314,815
1,085	First Solar Inc †	77,100
75,787	Intel Corp	2,341,818
2,524	KLA-Tencor Corp	183,343
2,487	Lam Research Corp	168,072
3,586	Linear Technology Corp	168,793
3,038	Microchip Technology Inc	148,285
16,301	Micron Technology Inc †	537,118
8,516	NVIDIA Corp	157,887
16,432	Texas Instruments Inc	785,285
4,109	Xilinx Inc	194,397

		6,196,657

Software — 3.4%
7,047	Adobe Systems Inc †	509,921
3,455	Autodesk Inc †	194,793
4,855	CA Inc	139,533
2,517	Citrix Systems Inc †	157,438

See Notes to Financial Statements.

Shares		Value(a)

Information Technology (Continued)
Software (Continued)
4,788	Electronic Arts Inc †	$171,745
4,322	Intuit Inc	348,051
114,441	Microsoft Corp (b)	4,772,190
52,270	Oracle Corp	2,118,503
2,902	Red Hat Inc †	160,393
8,624	Salesforce.com Inc †	500,882
10,530	Symantec Corp	241,137

		9,314,586

Technology Hardware, Storage & Peripherals — 4.2%
91,798	Apple Inc	8,530,788
31,126	EMC Corp/MA	819,859
28,490	Hewlett-Packard Co	959,543
5,043	NetApp Inc	184,170
3,443	SanDisk Corp	359,553
4,971	Seagate Technology PLC	282,452
3,185	Western Digital Corp	293,976

		11,430,341

Total Information Technology		49,899,706

Materials — 3.4%
Chemicals — 2.5%
3,231	Air Products & Chemicals Inc	415,571
1,013	Airgas Inc	110,326
792	CF Industries Holdings Inc	190,500
18,331	Dow Chemical Co/The	943,313
2,287	Eastman Chemical Co	199,769
4,113	Ecolab Inc	457,941
13,981	EI du Pont de Nemours & Co	914,917
2,041	FMC Corp	145,299
1,245	International Flavors & Fragrances Inc	129,829
6,341	LyondellBasell Industries NV, Class A	619,199
7,980	Monsanto Co	995,425
4,924	Mosaic Co/The	243,492
2,104	PPG Industries Inc	442,156
4,459	Praxair Inc	592,333
1,289	Sherwin-Williams Co/The	266,707
1,809	Sigma-Aldrich Corp	183,577

		6,850,354

Construction Materials — 0.1%
1,990	Vulcan Materials Co	126,863

See Notes to Financial Statements.

Munder Index 500 Fund

Portfolio of Investments, June 30, 2014 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Materials (Continued)
Containers & Packaging — 0.2%
1,476	Avery Dennison Corp	$75,645
2,122	Ball Corp	133,007
1,535	Bemis Co Inc	62,413
2,555	MeadWestvaco Corp	113,084
2,527	Owens-Illinois Inc †	87,535
2,958	Sealed Air Corp	101,075

		572,759

Metals & Mining — 0.5%
17,847	Alcoa Inc	265,742
1,649	Allegheny Technologies Inc	74,370
15,813	Freeport-McMoRan Copper & Gold Inc	577,174
7,625	Newmont Mining Corp	193,980
4,873	Nucor Corp	239,995
2,223	United States Steel Corp	57,887

		1,409,148

Paper & Forest Products — 0.1%
6,595	International Paper Co	332,850

Total Materials		9,291,974

Telecommunication Services — 2.4%
Diversified Telecommunication Services — 2.4%
79,014	AT&T Inc	2,793,935
8,719	CenturyLink Inc	315,628
15,270	Frontier Communications Corp	89,177
63,046	Verizon Communications Inc	3,084,841
9,106	Windstream Holdings Inc	90,695

Total Telecommunication Services		6,374,276

Utilities — 3.1%
Electric Utilities — 1.8%
7,430	American Electric Power Co Inc	414,371
10,767	Duke Energy Corp	798,804
4,960	Edison International	288,226
2,731	Entergy Corp	224,188
13,073	Exelon Corp	476,903
6,405	FirstEnergy Corp	222,382
6,639	NextEra Energy Inc	680,365
4,825	Northeast Utilities	228,078
3,815	Pepco Holdings Inc	104,836

See Notes to Financial Statements.

Shares		Value(a)

Utilities (Continued)
Electric Utilities (Continued)
1,685	Pinnacle West Capital Corp	$97,460
9,652	PPL Corp	342,935
13,562	Southern Co/The	615,443
7,621	Xcel Energy Inc	245,625

		4,739,616

Gas Utilities — 0.0%#
1,814	AGL Resources Inc	99,825

Independent Power and Renewable Electricity Producers — 0.1%
10,057	AES Corp/VA	156,386
5,134	NRG Energy Inc	190,985

		347,371

Multi-Utilities — 1.2%
3,716	Ameren Corp	151,910
6,565	CenterPoint Energy Inc	167,670
4,063	CMS Energy Corp	126,562
4,485	Consolidated Edison Inc	258,964
8,854	Dominion Resources Inc/VA	633,238
2,707	DTE Energy Co	210,794
1,219	Integrys Energy Group Inc	86,707
4,798	NiSource Inc	188,753
7,075	PG&E Corp	339,742
7,702	Public Service Enterprise Group Inc	314,165
2,147	SCANA Corp	115,530
3,481	Sempra Energy	364,496
3,120	TECO Energy Inc	57,658
3,433	Wisconsin Energy Corp	161,076

		3,177,265

Total Utilities		8,364,077

TOTAL COMMON STOCKS
(Cost $79,044,973)		265,239,283

INVESTMENT COMPANY — 2.7%
(Cost $7,436,132)
7,436,132	State Street Institutional U.S. Government Money Market Fund	7,436,132

See Notes to Financial Statements.

Munder Index 500 Fund

Portfolio of Investments, June 30, 2014 (continued)

Principal Amount		Value(a)

U.S. TREASURY BILL — 0.4%
(Cost $999,773)
$1,000,000	0.046% due 12/11/2014 (b),(d),(e)	$999,774

TOTAL INVESTMENTS
(Cost $87,480,878)	100.6%	273,675,189
OTHER ASSETS AND LIABILITIES (Net)	(0.6)	(1,535,495)

NET ASSETS	100.0%	$272,139,694

#	Amount represents less than 0.05% of net assets.

†	Non-income producing security.

(a)	As of June 30, 2014, the values of the securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(b)	Security, or a portion thereof, is pledged or designated on the Fund’s books as collateral for futures contracts.

(c)	Affiliated company security (See Notes to Financial Statements, Notes 3 and 7).

(d)	Rate represents annualized yield at date of purchase.

(e)	Zero-coupon bond.

See Notes to Financial Statements.

[This Page Intentionally Left Blank]

Munder Index 500 Fund

Statement of Assets and Liabilities, June 30, 2014

ASSETS:
Investments, at value
See accompanying schedule:
Securities of unaffiliated companies (cost — $87,412,213)	$273,536,497
Securities of affiliated company (cost — $68,665)	138,692

Total Investments	273,675,189
Cash	1,580
Dividends and interest receivable	283,230
Receivable for Fund shares sold	37,463
Variation margin receivable on open futures contracts	1,760
Prepaid expenses and other assets	34,489

Total Assets	274,033,711

LIABILITIES:
Payable for investment securities purchased	256,165
Payable for Fund shares redeemed	1,377,312
Trustees’ fees and expenses payable	58,719
Transfer agency/record keeping fees payable	37,000
Distribution and shareholder servicing fees payable — Class A, B and R Shares	33,000
Administration fees payable	30,981
Custody fees payable	12,100
Shareholder servicing fees payable — Class K Shares	2,052
Investment advisory fees payable	945
Accrued expenses and other payables	85,743

Total Liabilities	1,894,017

NET ASSETS	$272,139,694

Investments, at cost	$87,480,878

See Notes to Financial Statements.

NET ASSETS consist of:
Undistributed net investment income	$175,340
Accumulated net realized gain on security transactions and futures contracts	13,014,008
Net unrealized appreciation of securities and futures contracts	186,257,885
Paid-in capital	72,692,461

$272,139,694

NET ASSETS:
Class Y Shares	$36,863,212

Class A Shares	$208,222,535

Class B Shares	$2,689,075

Class K Shares	$9,965,990

Class R Shares	$14,398,882

SHARES OUTSTANDING:
Class Y Shares	1,614,560

Class A Shares	9,154,379

Class B Shares	118,172

Class K Shares	438,658

Class R Shares	633,572

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$22.83

CLASS A SHARES:
Net asset value and redemption price per share	$22.75

Maximum sales charge	2.50%
Maximum offering price per share	$23.33

CLASS B SHARES:
Net asset value and offering price per share*	$22.76

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$22.72

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$22.73

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

Munder Index 500 Fund

Statement of Operations, For the Year Ended June 30, 2014

INVESTMENT INCOME:
Interest	$1,666
Dividends on securities of unaffiliated companies(a)	5,316,391
Dividends on security of affiliated company	2,133

Total Investment Income	5,320,190

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	505,557
Class B Shares	31,894
Class R Shares	73,091
Shareholder servicing fees:
Class K Shares	24,514
Investment advisory fees	517,752
Administration fees	368,089
Transfer agency/record keeping fees	254,159
Custody fees	128,594
Registration and filing fees	67,503
Legal and audit fees	50,044
Trustees’ fees and expenses	44,338
Other	97,530

Total Expenses	2,163,065
Fees waived by distributor	(218,170)

Net Expenses	1,944,895

NET INVESTMENT INCOME	3,375,295

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from:
Security transactions of unaffiliated companies	17,468,777
Security transactions of affiliated company	6,634
Futures contracts	1,770,633
Net change in unrealized appreciation/(depreciation) of:
Securities of unaffiliated companies	33,276,728
Security of affiliated company	24,123
Futures contracts	321,552

Net realized and unrealized gain on investments	52,868,447

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$56,243,742

(a)	Net of foreign withholding taxes of $489.

See Notes to Financial Statements.

Munder Index 500 Fund

Statements of Changes in Net Assets

	Year Ended June 30, 2014	Year Ended June 30, 2013
Net investment income	$3,375,295	$3,461,439
Net realized gain from security transactions and futures contracts	19,246,044	19,727,359
Net change in net unrealized appreciation/(depreciation) of securities and futures contracts	33,622,403	19,313,587

Net increase in net assets resulting from operations	56,243,742	42,502,385
Dividends to shareholders from net investment income:
Class Y Shares	(497,814)	(308,252)
Class A Shares	(2,618,545)	(2,626,756)
Class B Shares	(29,241)	(46,141)
Class K Shares	(116,848)	(128,778)
Class R Shares	(136,940)	(120,626)
Distributions to shareholders from net realized gain/loss:
Class Y Shares	(1,948,136)	(1,929,423)
Class A Shares	(11,645,583)	(21,219,968)
Class B Shares	(183,737)	(516,915)
Class K Shares	(550,924)	(1,075,571)
Class R Shares	(864,014)	(1,271,148)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	754,427	13,182,914
Class A Shares	(15,219,410)	(7,646,782)
Class B Shares	(1,402,745)	(2,598,465)
Class K Shares	(1,223,398)	(3,355,170)
Class R Shares	(680,843)	1,903,932

Net increase in net assets	19,879,991	14,745,236
NET ASSETS:
Beginning of year	252,259,703	237,514,467

End of year	$272,139,694	$252,259,703

Undistributed net investment income	$175,340	$223,708

See Notes to Financial Statements.

Munder Index 500 Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended June 30, 2014	Year Ended June 30, 2013
Amount
Class Y Shares:
Sold	$1,627,521	$15,151,633
Issued as reinvestment of dividends and distributions	2,339,429	2,183,398
Redeemed	(3,212,523)	(4,152,117)

Net increase	$754,427	$13,182,914

Class A Shares:
Sold*	$20,817,147	$27,158,978
Issued as reinvestment of dividends and distributions	12,275,421	20,403,275
Redeemed	(48,311,978)	(55,209,035)

Net decrease	$(15,219,410)	$(7,646,782)

Class B Shares:
Sold	$47,026	$95,974
Issued as reinvestment of dividends and distributions	167,487	456,600
Redeemed*	(1,617,258)	(3,151,039)

Net decrease	$(1,402,745)	$(2,598,465)

Class K Shares:
Sold	$742,855	$2,271,547
Issued as reinvestment of dividends and distributions	646,001	1,167,940
Redeemed	(2,612,254)	(6,794,657)

Net decrease	$(1,223,398)	$(3,355,170)

Class R Shares:
Sold	$4,013,494	$4,272,151
Issued as reinvestment of dividends and distributions	1,000,953	1,391,788
Redeemed	(5,695,290)	(3,760,007)

Net increase/(decrease)	$(680,843)	$1,903,932

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

	Year Ended June 30, 2014	Year Ended June 30, 2013
Shares
Class Y Shares:
Sold	76,205	764,048
Issued as reinvestment of dividends and distributions	108,967	124,014
Redeemed	(145,956)	(215,905)

Net increase	39,216	672,157

Class A Shares:
Sold*	977,061	1,416,072
Issued as reinvestment of dividends and distributions	574,064	1,165,930
Redeemed	(2,260,573)	(2,857,880)

Net decrease	(709,448)	(275,878)

Class B Shares:
Sold	2,210	5,393
Issued as reinvestment of dividends and distributions	7,837	26,145
Redeemed*	(75,860)	(164,933)

Net decrease	(65,813)	(133,395)

Class K Shares:
Sold	34,753	118,428
Issued as reinvestment of dividends and distributions	30,259	66,828
Redeemed	(123,039)	(350,706)

Net decrease	(58,027)	(165,450)

Class R Shares:
Sold	189,023	219,906
Issued as reinvestment of dividends and distributions	46,883	79,737
Redeemed	(264,314)	(193,103)

Net increase/(decrease)	(28,408)	106,540

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

Munder Index 500 Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year Ended 06/30/14(b)	Year Ended 06/30/13(b)	Year Ended 06/30/12(b)	Year Ended 06/30/11(b)	Year Ended 06/30/10(b)
Net asset value, beginning of period	$19.80	$18.94	$20.94	$18.27	$16.76

Income/(loss) from investment operations:
Net investment income	0.31	0.31	0.27	0.28	0.27
Net realized and unrealized gain on investments	4.30	3.11	0.48	5.05	2.18

Total from investment operations	4.61	3.42	0.75	5.33	2.45

Less distributions:
Dividends from net investment income	(0.31)	(0.30)	(0.28)	(0.29)	(0.28)
Distributions from net realized gains	(1.27)	(2.26)	(2.47)	(2.37)	(0.66)

Total distributions	(1.58)	(2.56)	(2.75)	(2.66)	(0.94)

Short-term trading fees	—	—	—	0.00 (c)	0.00 (c)

Net asset value, end of period	$22.83	$19.80	$18.94	$20.94	$18.27

Total return(d)	23.88%	19.94%	4.89%	29.99%	14.18%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$36,863	$31,188	$17,104	$14,154	$21,021
Ratio of operating expenses to average net assets	0.58%	0.59%	0.65%	0.61%	0.57%
Ratio of net investment income to average net assets	1.44%	1.61%	1.43%	1.38%	1.41%
Portfolio turnover rate	3%	5%	3%	5%	5%
Ratio of operating expenses to average net assets without expense waivers	0.58%	0.59%	0.65%	0.61%	0.57%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on December 1, 1991 and December 9, 1992, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns for Class A Shares would have been lower if not for expense fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

A Shares
Year Ended 06/30/14(b)	Year Ended 06/30/13(b)	Year Ended 06/30/12(b)	Year Ended 06/30/11(b)	Year Ended 06/30/10(b)
$19.73	$18.88	$20.89	$18.22	$16.72

0.27	0.28	0.25	0.25	0.25

4.30	3.10	0.46	5.05	2.16

4.57	3.38	0.71	5.30	2.41

(0.28)	(0.27)	(0.25)	(0.26)	(0.25)
(1.27)	(2.26)	(2.47)	(2.37)	(0.66)

(1.55)	(2.53)	(2.72)	(2.63)	(0.91)

—	—	—	0.00 (c)	0.00 (c)

$22.75	$19.73	$18.88	$20.89	$18.22

23.73%	19.77%	4.69%	29.88%	13.98%

$208,223	$194,601	$191,446	$231,167	$201,950

0.73%	0.75%	0.80%	0.76%	0.72%

1.28%	1.47%	1.30%	1.23%	1.26%
3%	5%	3%	5%	5%

0.83%	0.85%	0.90%	0.86%	0.82%

See Notes to Financial Statements.

Munder Index 500 Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	B Shares
	Year Ended 06/30/14(b)	Year Ended 06/30/13(b)	Year Ended 06/30/12(b)	Year Ended 06/30/11(b)	Year Ended 06/30/10(b)
Net asset value, beginning of period	$19.74	$18.89	$20.90	$18.23	$16.73

Income/(loss) from investment operations:
Net investment income	0.20	0.21	0.18	0.18	0.18
Net realized and unrealized gain on investments	4.30	3.10	0.46	5.05	2.16

Total from investment operations	4.50	3.31	0.64	5.23	2.34

Less distributions:
Dividends from net investment income	(0.21)	(0.20)	(0.18)	(0.19)	(0.18)
Distributions from net realized gains	(1.27)	(2.26)	(2.47)	(2.37)	(0.66)

Total distributions	(1.48)	(2.46)	(2.65)	(2.56)	(0.84)

Short-term trading fees	—	—	—	0.00 (c)	0.00 (c)

Net asset value, end of period	$22.76	$19.74	$18.89	$20.90	$18.23

Total return(d)	23.29%	19.35%	4.32%	29.42%	13.58%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,689	$3,631	$5,994	$11,571	$16,642
Ratio of operating expenses to average net assets	1.08%	1.11%	1.15%	1.11%	1.07%
Ratio of net investment income to average net assets	0.93%	1.11%	0.94%	0.89%	0.91%
Portfolio turnover rate	3%	5%	3%	5%	5%
Ratio of operating expenses to average net assets without expense waivers	1.58%	1.61%	1.65%	1.61%	1.57%

(a)	Class B Shares and Class K Shares of the Fund commenced operations on October 31, 1995 and December 7, 1992, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns for Class B Shares would have been lower if not for expense fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

K Shares
Year Ended 06/30/14(b)	Year Ended 06/30/13(b)	Year Ended 06/30/12(b)	Year Ended 06/30/11(b)	Year Ended 06/30/10(b)
$19.71	$18.86	$20.87	$18.21	$16.71

0.25	0.26	0.23	0.23	0.23

4.29	3.10	0.46	5.04	2.16

4.54	3.36	0.69	5.27	2.39

(0.26)	(0.25)	(0.23)	(0.24)	(0.23)
(1.27)	(2.26)	(2.47)	(2.37)	(0.66)

(1.53)	(2.51)	(2.70)	(2.61)	(0.89)

—	—	—	0.00 (c)	0.00 (c)

$22.72	$19.71	$18.86	$20.87	$18.21

23.58%	19.68%	4.58%	29.71%	13.88%

$9,966	$9,789	$12,490	$17,025	$32,558

0.83%	0.86%	0.90%	0.86%	0.82%

1.18%	1.37%	1.19%	1.15%	1.17%
3%	5%	3%	5%	5%

0.83%	0.86%	0.90%	0.86%	0.82%

See Notes to Financial Statements.

Munder Index 500 Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	R Shares
	Year Ended 06/30/14(b)	Year Ended 06/30/13(b)	Year Ended 06/30/12(b)	Year Ended 06/30/11(b)	Year Ended 06/30/10(b)
Net asset value, beginning of period	$19.71	$18.87	$20.88	$18.21	$16.71

Income/(loss) from investment operations:
Net investment income	0.20	0.21	0.18	0.18	0.18
Net realized and unrealized gain on investments	4.30	3.09	0.46	5.05	2.16

Total from investment operations	4.50	3.30	0.64	5.23	2.34

Less distributions:
Dividends from net investment income	(0.21)	(0.20)	(0.18)	(0.19)	(0.18)
Distributions from net realized gains	(1.27)	(2.26)	(2.47)	(2.37)	(0.66)

Total distributions	(1.48)	(2.46)	(2.65)	(2.56)	(0.84)

Short-term trading fees	—	—	—	0.00 (c)	0.00 (c)

Net asset value, end of period	$22.73	$19.71	$18.87	$20.88	$18.21

Total return(d)	23.33%	19.31%	4.32%	29.45%	13.59%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$14,399	$13,050	$10,480	$8,332	$6,492
Ratio of operating expenses to average net assets	1.08%	1.10%	1.16%	1.11%	1.07%
Ratio of net investment income to average net assets	0.94%	1.11%	0.94%	0.88%	0.91%
Portfolio turnover rate	3%	5%	3%	5%	5%
Ratio of operating expenses to average net assets without expense waivers	1.08%	1.10%	1.16%	1.11%	1.07%

(a)	Class R Shares of the Fund commenced operations on July 29, 2004.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

See Notes to Financial Statements.

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2014

1.	Organization

As of June 30, 2014, the Munder Funds consisted of 11 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder Index 500 Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide performance and income that is comparable to the S&P 500® Index, a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

As of June 30, 2014, the Fund had 5 classes of shares — Class A, Class B, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B shares were closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Class B Shares were subject to a contingent deferred sales charge (“CDSC”) and automatically converted to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

The Board of Trustees has approved the merger of the Fund with and into a separate, newly created series of The Victory Portfolios, subject to the approval of the Fund’s shareholders. The Board of Trustees has also called for a special meeting of the shareholders of the Fund to vote on the merger, which is scheduled for September 9, 2014. If approved, the merger will occur as soon as practicable after the meeting.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2014 (continued)

results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities may be valued at the mean of the bid and asked prices. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Investments in open-end funds held by the Fund, if any, are valued using the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuation determinations may be made using a market-based approach that involves a review of relevant factors, including without limitation, company-specific information, industry information and/or comparable publicly-traded securities information. Discounts also may be applied due to the nature or duration of any restrictions on the disposition of the investments. The pricing committee monitors the valuation approaches that it employs by reviewing, without limitation, key inputs and assumptions and any related market activity. Due to the inherent uncertainty of fair valuations, a fair value may differ significantly from the value that would have been used had an active market existed.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2014 (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2014:

Valuation Inputs	Investments in Securities	Investments in Other Financial Instruments*
Level 1 — Quoted Prices	$273,675,189	$63,574
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$273,675,189	$63,574

*	Other financial instruments include, if applicable, open futures contracts, swap contracts, written options and other derivative instruments, which are not reflected in the Portfolio of Investments. Derivative instruments are valued at the unrealized appreciation/(depreciation) on the instrument.

Securities or other financial instruments that transfer between levels during the period are treated as though the transfer occurred at the beginning of the period. There were no transfers into or out of any levels as described above, during the fiscal year ended June 30, 2014.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Futures Contracts: The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into futures contracts for cash management purposes (i.e., attempting to remain fully invested while maintaining liquidity), for hedging purposes (i.e., attempting to reduce risk by offsetting one investment position with another) or to gain exposure to an investment in a manner other than investing in the asset directly. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund may be required to deposit with the broker, or pledge as collateral, an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (known as “variation margin”) may be made or received by the Fund, depending on the daily fluctuation of the value of the contract. Variation margins are generally settled on a daily basis. The daily changes in futures contracts are recorded as net change in unrealized appreciation/(depreciation) of futures contracts. The Fund recognizes a realized gain or loss from futures contracts when the contract is closed.

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2014 (continued)

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method, subject to certain minimums. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly (if available). The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2014.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2011.

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2014 (continued)

3.	Investment Advisor, Sub-Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.20% on the first $250 million of its average daily net assets; 0.12% on the next $250 million; and 0.07% on average daily net assets exceeding $500 million. During the year ended June 30, 2014, the Fund paid an annual effective rate of 0.20% for advisory services. Pursuant to an investment sub-advisory agreement with the Advisor, World Asset Management, Inc. (“World”) is responsible for the management of the Fund, including all decisions regarding purchases and sales of portfolio securities. For its services with regard to the Fund, World is entitled to receive from the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.12% on the first $10 million of the Fund’s average daily net assets; 0.10% on the next $40 million; 0.08% on the next $50 million; 0.04% on the next $100 million; and 0.02% on average daily net assets exceeding $200 million.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee
First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2014, the Advisor earned $368,089 before payment of sub-administration fees and $248,661 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2014, the Fund paid an annual effective rate of 0.1392% for administrative services.

Comerica Bank, which is an affiliate of World, provides administrative, record keeping and other related services associated with maintaining accounts for Comerica Bank clients whose shares are held of record in omnibus accounts. As compensation for these services, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. For the year ended June 30, 2014, Comerica Bank was paid $3,021 for its administrative, record keeping and other related services provided to the Fund.

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2014 (continued)

During the year ended June 30, 2014, each Trustee was paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2014, no officer, director or employee of the Advisor, World, Comerica Bank or any of their affiliates received any compensation from MST.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) that applies to the Fund’s Class A, Class B, Class K and Class R Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates payable under the Plan for each class, as a percentage of average daily net assets, were as follows:

Class A Shares 12b-1 Fees	Class B Shares 12b-1 Fees	Class R Shares 12b-1 Fees	Class K Shares Service Fees
0.25%	1.00%	1.00%	0.25%

For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with its distributor (“Distributor”).

During the year ended June 30, 2014, the Distributor voluntarily waived a portion of its 12b-1 fees for Class A and Class B Shares of the Fund amounting to $202,223 and $15,947, respectively. These waivers are collectively reflected as fees waived by distributor in the accompanying Statement of Operations.

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2014 (continued)

Comerica Bank and Comerica Securities, Inc. (“Comerica Securities”), a wholly owned subsidiary of Comerica Bank, are among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30, 2014, the Fund paid $503 to Comerica Securities and $868 to Comerica Bank for shareholder and/or distribution-related services provided to Class A, B, K and R shareholders.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $7,865,894 and $32,191,814, respectively, for the year ended June 30, 2014.

At June 30, 2014, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $184,367,380, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $1,033,669 and net appreciation for tax purposes was $183,333,711. At June 30, 2014, aggregate cost for tax purposes was $90,341,478.

6.	Derivative Financial Instruments

The Fund is required to value derivatives at fair value and recognize changes in fair value through the Statement of Operations. As such, none of the Fund’s derivative transactions qualify for hedge accounting. The fair value of derivative instruments as of June 30, 2014 is as follows:

Derivatives	Asset Derivatives	Fair Value
Equity Contracts (Futures)	Balance Sheet Location:
	Net Assets — Net Unrealized Appreciation	$63,574	*

*	Includes cumulative appreciation/(depreciation) of futures contracts as described below. The Statement of Assets and Liabilities only separately discloses current day’s variation margin.

For the year ended June 30, 2014, the Fund had the following derivative activity:

Derivative	Net Realized Gain Recognized in Income	Net Change in Unrealized Appreciation/ (Depreciation) Recognized in Income
Equity Contracts (Futures)	$1,770,633	$321,552

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2014 (continued)

At June 30, 2014, the Fund had the following open financial futures contracts*:

	Contracts	Notional Value of Contracts	Market Value of Contracts	Gross Unrealized Appreciation
S&P 500 E-MINI Index Futures, September 2014	88	$8,526,986	$8,590,560	$63,574

*	The number of futures contracts held during the period averaged approximately 105, decreasing from 173 to 88 during the year ended June 30, 2014.

7.	Affiliated Company Securities

The term “affiliated company” includes any company with control over an investment advisor or sub-advisor to the Fund. At, or during the year ended June 30, 2014, the Fund held the following securities of a company that could be deemed to be an affiliated company:

		Purchased		Sold
Company	Value at 6/30/13	Cost	Shares	Proceeds	Shares	Value at 6/30/2014	Dividend Income	Realized Gain
Comerica Incorporated	$121,920	$—	—	$13,985	296	$138,692	$2,133	$6,634

8.	Revolving Line of Credit

Effective December 4, 2013, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee equal to 0.11% per annum on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. During the year ended June 30, 2014, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2014, total commitment fees for the Fund were $1,923.

9.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2014 (continued)

10.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2014, permanent differences resulting from return of capital non-taxable dividend adjustments to income were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$(24,275)	$24,275	$—

The tax character of dividends and distributions paid to shareholders during the years ended June 30, 2014 and June 30, 2013 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
June 30, 2014	$4,583,086	$14,008,696	$18,591,782
June 30, 2013	3,711,829	25,531,749	29,243,578

At June 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Capital Gains	Unrealized Appreciation	Total
$930,008	$15,171,448	$183,333,711	$199,435,167

The differences between book and tax distributable earnings were primarily due to wash sales, mark-to-market adjustments of futures contracts, real estate investment trust basis adjustments, deferred trustees’ fees and return of capital basis adjustments.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Index 500 Fund and Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder Index 500 Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Index 500 Fund of Munder Series Trust at June 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 25, 2014

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2014 (Unaudited)

11.	Tax Information (Unaudited)

Of the distributions paid by the Fund, 100% will qualify for the dividend deduction available to corporate shareholders.

For the fiscal year end June 30, 2014, the Fund designates approximately $5,319,013 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

For the year ended June 30, 2014, the amount of long term capital gain distributions designated by the Fund was $14,008,696.

12.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

13.	Proxy Voting Policies and Procedures (Unaudited)

A description of World’s proxy voting policies and procedures is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov. World votes proxies for the Fund in a manner that complies with these proxy voting policies and procedures.

14.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

15.	Approval of Investment Advisory Agreement and Sub-Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

amended (“Advisory Agreement”). The Advisor has retained World to serve as sub-advisor to the Fund pursuant to the terms of an Investment Sub-Advisory Agreement dated December 29, 2006, as amended (“Sub-Advisory Agreement”). At an in-person meeting held on May 12-13, 2014, the Board of Trustees unanimously voted to approve the continuation of each of the Advisory Agreement and the Sub-Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2014.

In determining whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement, the Board requested, and received from the Advisor and World, information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. The Board and counsel to the “Non-Interested Trustees” had an opportunity to review such information in advance of the meeting. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.)

Both in Board meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and the Sub-Advisory Agreement and in other Board meetings held during the course of the fiscal year (including, in particular, the February 2014 Board meeting), the Board received materials relating to the services provided to the Munder Funds by the Advisor and World and other relevant factors. In evaluating the Advisory Agreement and the Sub-Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement and the Sub-Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, regarding the Advisor, World, each of their services, and the Munder Funds.

As discussed in greater detail below, the Board considered a number of factors in evaluating whether each of the Advisory Agreement and the Sub-Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as with their deliberations regarding the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewals of the Advisory Agreement and the Sub-Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of this comprehensive evaluation process. The

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

determinations to approve the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement were made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by each of the Advisor and World to the Fund under the Agreements: With respect to this factor, the Board considered:

•

the general experience, business, operations and financial condition of each of the Advisor and World. In connection with these considerations, the Board was presented with detailed information concerning the ownership and organizational structures of the Advisor and World, recent changes within the organizations (including key personnel changes) and the financial conditions of the Advisor and World;

•

the qualifications of management of each of the Advisor and World and of persons providing portfolio management and other key services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor and World, personnel changes and changes in employee responsibilities within the Advisor and World in 2013 and 2014, the organizational structure and depth of World’s portfolio management team, and the structure of World’s compensation of key investment personnel;

•	the services provided by the Advisor and World to the Fund during the previous year and the services anticipated to be provided to the Fund in the upcoming year;

•	how responsibilities are shared and coordinated between the Advisor and World with respect to the Fund and the processes used by the Advisor to oversee World’s activities;

•

the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through contractual waivers of a portion of the investment advisory fees, the addition of contractual fee breakpoints or a contractual reduction of its advisory fees), although no such adjustments were made to the Fund’s investment advisory fees during the current period;

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

•	the Advisor’s performance generally with respect to all of the Munder Funds and World’s performance more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•	the information provided by each of the Advisor and World in their respective Forms ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of each of the Advisory Agreement and the Sub-Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board supported approval of the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement.

(b) The investment performance of the Fund and the Advisor and World: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2013, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the one-, three- and five-year periods as compared to the performance of a small group of funds in the same Morningstar category as the Fund and having average assets in a range comparable to the Fund’s average assets; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of a larger group of funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2013: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, tracked closely the performance of its benchmark for the one-, three-, five- and ten-year and since inception periods, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, trailed the median performance of the Fund’s Lipper peer group for the one-, three- and five-year periods and slightly exceeded the median performance of the Fund’s Lipper peer group for the ten-year period. In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2014. The Board also considered information provided by the Advisor regarding its ongoing efforts to

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

enhance investment results both with respect to the Fund and generally with respect to all of the Munder Funds.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and World and their respective affiliates from the relationships with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor in 2013, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor over the 12 months ending on December 31, 2014, with respect to all services provided by the Advisor to the Fund, based on certain assumptions disclosed to the Board. The Board also considered detailed information provided by World as to the fees received by World in 2013 with respect to the services provided by World to the Fund. The Board also considered World’s representation and the fact that it does not engage in “soft dollar” transactions on behalf of the Fund. The Board considered the costs relating to the Advisor’s and World’s services in light of the Fund’s performance. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor under the Advisory Agreement and by World under the Sub-Advisory Agreement were not unreasonable in light of the costs relating to the services that the Advisor and World provide to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory and other fees and expenses of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (by reducing its contractual advisory fees, through the implementation of contractual breakpoints or through the implementation of contractual waivers) in an overall effort to reduce the total operating expenses of the Munder Funds. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints, reductions in contractual advisory fees or contractual advisory fee waivers with respect to certain of the Munder Funds in recent years. The Board also noted the contractual breakpoints in the advisory fee schedule for the Fund. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders.

In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in the

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

past several years to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the transfer agency fees, which took effect in June 2011.

Based on these facts and considerations, the Board concluded that the Advisor’s efforts in this regard supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund and having average assets in a range comparable to the Fund’s average assets. In addition, the Board received separate information that compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers. The Board also considered information provided regarding the fees that World charges to other investment advisory clients, including institutional separate accounts, with investment objectives and strategies substantially similar to the Fund, and noted the relative scope of the management of and the services provided to those types of accounts versus the Fund. The Board was advised that as of December 31, 2013, the Advisor had no other investment advisory clients that had investment objectives and strategies that were substantially similar to those of the Fund.

The Board also considered the Fund’s total operating expense ratio (on both a gross and net basis) in comparison to those of other funds in the same Morningstar category as the Fund and having average assets in a range comparable to the Fund’s average assets, and the Fund’s total operating expense ratio on a gross basis (and certain components of the total operating expense ratio) in comparison to a larger group of funds in the same Morningstar category as the Fund.

Based on these considerations and comparisons, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement or the Sub-Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor or World from the relationships with the Fund: The Board considered the representations that, beyond the fees earned by the Advisor, World and their respective affiliates for providing services to the Fund, the Advisor or World may benefit from its relationship with the Fund in the sense that consultants and potential institutional separately managed account clients may view the additional assets

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. Based on these facts and considerations, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement or the Sub-Advisory Agreement.

(g) Additional information considered by the Board: The Board considered that Victory Capital Holdings, Inc. (“VCH”) had entered into an agreement with the Advisor’s parent companies pursuant to which VCH will acquire all of the ownership interests of the Advisor (“Transaction”). Upon the closing of the Transaction, all or most all of the investment professionals and certain other key employees of the Advisor are expected to become employees of Victory Capital Management Inc. (“Victory”). The Board also considered that, as part of the larger plans to integrate the advisory businesses of the Advisor and Victory in connection with the Transaction, the Trustees were also asked to consider the approval of the reorganization of the Fund into a corresponding series of The Victory Portfolios (“Victory Fund”). The Board noted that if the Fund’s shareholders approve the reorganization, shareholders of the Fund will become shareholders of the Victory Fund and the Fund’s Advisory Agreement with the Advisor would be terminated and replaced with an agreement with a new entity.

Based upon its comprehensive review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions as discussed above, the Board unanimously approved each of the Advisory Agreement and the Sub-Advisory Agreement for an additional annual period commencing on July 1, 2014.

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

16.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2014, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 66	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	Chairman, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 9/11); President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (12/05 to 9/11).	11	NVR, Inc. (homebuilding and mortgage banking) (since 12/11); Chesapeake Lodging Trust (real estate investment trust) (since 1/10); DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07).

John Rakolta Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 67	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	11	None

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 65	Trustee	Indefinite; since 2/03	President, Business Roundtable (association of business chief executive officers) (since 1/11); President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (10/04-1/11).	11	K12, Inc. (provider of online education) (since 11/12); Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Airlines (10/08 to 7/12).

Thomas P. Lemke c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 59	Trustee	Indefinite; since 01/14	Retired (since 4/13): Executive Vice President and General Counsel, Legg Mason, Inc. (asset management) (2/05-3/13).	11	AXA Premier VIP Trust (registered investment company with 36 portfolios) (since 1/14); The Advisors’ Inner Circle Fund III (registered investment company with 6 portfolios) (since 3/14); J.P. Morgan Exchange-Traded Fund Trust (registered investment company with 4 portfolios) (since 5/14); ICI Mutual Insurance Company (2009-3/13).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05).	11	Masco Corporation (manufacturer of home improvement and building products) (since 12/06); Taubman Centers, Inc. (real estate investment trust) (since 1/97).

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 75	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	11	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World. Prior to December 29, 2006, Comerica was also the indirect parent company of the Advisor.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 54	President and Principal Executive Officer	through 2/15; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Integrity Asset Management, LLC (investment advisor) (since 6/12); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/15; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Integrity Asset Management, LLC (investment advisor) (since 6/12); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 48	Vice President and Principal Financial Officer	through 2/15; since 2/01	Managing Director, Chief Financial Officer and Treasurer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Managing Director and Chief Financial Officer of Integrity Asset Management, LLC (investment advisor) (since 6/12); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 42	Treasurer and Principal Accounting Officer	through 2/15; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 38	Assistant Treasurer	through 2/15; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 59	Assistant Secretary	through 2/15; since 8/99	Associate General Counsel and Assistant Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98); Associate General Counsel and Assistant Secretary of Integrity Asset Management, LLC (investment advisor) (since 6/12).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 49	Assistant Secretary	through 2/15; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 46	Assistant Secretary	through 2/15; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

17.	Subsequent Event (Unaudited)

On August 1, 2014, all outstanding Class B shares of the Fund were reclassified as Class A shares of the Fund.

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman

John Rakolta Jr., Vice Chairman

John Engler

Thomas P. Lemke

Michael T. Monahan

Lisa A. Payne

OFFICERS

James V. FitzGerald, President and Principal Executive Officer

Peter K. Hoglund, Vice President and Principal Financial Officer

Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer

David W. Rumph, Treasurer and Principal Accounting Officer

Amy D. Eisenbeis, Assistant Secretary

Francine S. Hayes, Assistant Secretary

Mary Ann C. Shumaker, Assistant Secretary

Kevin R. Kuhl, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management

Munder Capital Center

480 Pierce Street

Birmingham, MI 48009

SUB-ADVISOR

World Asset Management, Inc.

255 East Brown Street

Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

LEGAL COUNSEL

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

ANNINDEX614

ANNUAL REPORT

June 30, 2014

Munder Integrity Mid-Cap

Value Fund

Class Y & A Shares

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The Munder Funds® Letter to Shareholders

DEAR SHAREHOLDERS:

The twelve months ended June 30, 2014 yielded exceptional global equity returns and positive fixed income returns. However, the period was not without its share of potentially adverse factors, especially during the second half of the year. Severe winter weather, global geopolitical unrest, mixed signals from the new Fed Chair and anemic first quarter 2014 gross domestic product (“GDP”) growth in the United States created an unusual and, at times, uncertain market environment. The calendar year started with the worst January the markets have experienced since the financial crisis, leading to increased negative sentiment. While the broad indexes had modest corrections, certain sectors of the market experienced more significant downward pressure (technology and biotech leading the pack). However, the global markets proved resilient, and returns remained solidly positive during the six months ended June 30. Supporting the market rebound were generally positive economic indicators, including improving consumer confidence, increased capital expenditures, increased bank loan activity, lower unemployment and robust vehicle sales. The housing market continued to be a concern, with new housing starts and building permits showing some weakness.

The Fed, the wizard behind the curtain of market action, maintained its loose money policy, although tapering of monthly bond purchases continued. The Fed Chairwoman stated that short term rates would remain historically low until GDP growth and unemployment combine to create a receptive environment for tightening. Stay tuned.

Now to the numbers. Domestically, the S&P 500® Index (a measure of the large-cap sector of the U.S. stock market) returned 24.61% for the twelve months ended June 30, 2014. This is particularly interesting given that the S&P 500® Index fell 5.8% between December 31, 2013 and February 3, 2014. The large-cap market, as measured by the Russell 1000® Indices, showed a bias toward growth versus value stocks, with growth outperforming value by over 3 percentage points. Mid-cap stocks slightly outperformed their large-cap cousins, with the Russell Midcap Index®, a measure of the mid-cap segment of the U.S. equity universe, returning 26.85% for the twelve months ended June 30. In contrast to large-cap stocks, mid-cap value stocks outperformed mid-cap growth stocks, as measured by the Russell Midcap® Indices, by just under 2 percentage points. Small-cap stocks, as measured by the Russell 2000® Index, a measure of the small-cap segment of the U.S. equity universe, performed slightly below the S&P 500® Index, returning 23.64% for the twelve months ended June 30. As in the large-cap universe, small-cap growth stocks outperformed small-cap value stocks, as measured by the Russell 2000® Indices, by just over 2 percentage points.

International markets also provided very robust returns. The MSCI EAFE Index (net dividends), a measure of the equity market performance of developed markets excluding the U.S. and Canada, returned 23.57%, while the S&P® Developed ex-US Small Cap Index, a measure of the small-capitalization segment of developed markets excluding the U.S., was up 29.95%. Emerging markets, which have been volatile and difficult to navigate, also ended the twelve month period with strong performance as the S&P® Emerging Plus Small-Cap Index, a measure of the small-capitalization segment of emerging markets plus Korea, returned 16.00%. Clearly, while the world continues to present ongoing challenges, global investors are anticipating continued and improving global economic growth.

The fixed income markets continue to confound. Despite historically low rates and consensus (and actual commitment) by the Fed to eventually raise rates, the fixed income markets provided positive returns. The Barclays U.S. Aggregate Bond Index, a measure of the investment grade U.S. dollar-denominated, fixed-rate taxable bond market, was up 4.37% for the twelve months ended June 30, 2014.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, I encourage you to contact your financial advisor. You may also contact the Funds at 1-800-468-6337 or through our website at www.munder.com. My colleagues and I sincerely appreciate the confidence you have placed in the Munder Funds and we value the opportunity to help you meet your investment goals.

Very Truly Yours,

James FitzGerald

President and Principal Executive Officer, The Munder Funds

President, Munder Capital Management

ii	Performance History
iv	Management’s Discussion of Fund Performance
viii	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
16	Notes to Financial Statements
24	Report of Independent Registered Public Accounting Firm
25	Notes to Financial Statements — Unaudited

Past performance is no guarantee of future results.

Risks:    The Fund invests in smaller and medium-sized company stocks, which are more volatile and less liquid than larger, more established company securities. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. A substantial portion of the Fund’s assets is invested in the financials sector, whose performance can be significantly negatively impacted by economic downturns and changes in government regulation and interest rates. The Fund may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. Performance and after-tax returns can be significantly impacted by the Fund’s investments in Initial Public Offerings (IPOs), which may involve short-term trading. We cannot, however, ensure that the Fund will obtain IPOs.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Munder Funds distributed through Funds Distributor, LLC.

i

Performance History (Unaudited)

The line graph represents the performance of the Fund’s Class Y Shares. Due to differing sales charges and expenses, performance of classes not shown in the graph will differ. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

GROWTH OF AN ASSUMED $10,000 INVESTMENT SINCE INCEPTION(1)

THROUGH 6/30/14

Class (Inception Date)	With Load		Without Load	Russell Midcap® Value Index
CLASS Y (7/1/11)	N/A		$16,299	$16,248
CLASS A (7/1/11)	$15,290	(2)	$16,177	$16,248

ii

AVERAGE ANNUAL TOTAL RETURNS (AS OF 6/30/14)

Class (Inception Date)	One Year w/load		One Year w/out load	Since Inception w/load		Since Inception w/out load
CLASS Y (7/1/11)	N/A		28.48%	N/A		17.67%
CLASS A (7/1/11)	21.18%	(2)	28.20%	15.19%	(2)	17.37%

(1)	Amounts represent the growth of a $10,000 investment since inception of the share class.
(2)	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, for Class Y and A Shares during the fiscal year ended 6/30/13 the gross expense ratios were 9.68% and 9.29%, respectively, and the net expense ratios were 1.25% and 1.50%, respectively. Munder Capital Management has contractually agreed to limit certain expenses of the Fund through at least 10/31/14. Expense ratios for the fiscal year ended 6/30/14 are included in this Annual Report in the Financial Highlights. Munder Capital Management has limited certain expenses of the Fund since the Fund’s inception. Total returns would have been lower if Munder Capital Management had not limited expenses during those periods.

iii

Management’s Discussion of Fund Performance (Unaudited)

INVESTMENT PROCESS HIGHLIGHTS

The Munder Integrity Mid-Cap Value Fund’s management team seeks to achieve capital appreciation in the Fund by investing in stocks of medium sized companies (according to their market capitalization) that the team believes are undervalued, but poised to outperform. The Fund generally invests in companies with market capitalizations within the range of the companies in the Russell Midcap® Index.

The management team’s investment philosophy is rooted in the belief that consistent, long-term performance can be achieved by applying a prudent value approach and investing in what they have determined to be statistically cheap stocks trading below their estimated value, investing in companies that have improving sentiment, and continuously evaluating the risk exposure. Specifically, they seek to invest in the right company, at the right price, and at the right time.

INVESTING ENVIRONMENT

During the year ended June 30, 2014, equity markets advanced as lawmakers averted a lengthy government shutdown, testimony from Fed Chair nominee Janet Yellen was fairly dovish, and investors continued to embrace equities. The commitment to fairly accommodative monetary policy, along with signs of continued economic improvement in the U.S., led to strong gains in the Russell Midcap® Value Index. Technology, health care and energy were the leading sectors while financials and utilities lagged. Mid-cap value stocks outperformed mid-cap growth stocks.

The Fund’s focus on selecting companies with good valuation and catalysts for outperformance led to the Fund outperforming The Russell Midcap® Value Index for the year ended June 30, 2014. Stock selection in financials and information technology were the key positives to the Fund’s performance. Energy was the main source of weakness. Sector weights were a positive as the Fund was underweight utilities and financials, primarily real estate investment trusts (“REITs”), which underperformed.

iv

SECTOR DIVERSIFICATION
Financials	26.2%
Information Technology	12.8%
Consumer Discretionary	12.4%
Industrials	12.2%
Health Care	11.5%
Utilities	8.2%
Energy	6.0%
Materials	5.5%
Consumer Staples	2.7%
Other	2.5%

Total	100.0%

As a percentage of net assets as of 6/30/14.

PERFORMANCE DISCUSSION

During the twelve-month period ended June 30, 2014, the Fund returned 28.48%, outperforming the Russell Midcap® Value Index, which returned 27.76% over the same period.

Notable contributors to the Fund’s performance during the past year included: Forest Laboratories, Inc., which manufactures and sells drug products; ARRIS Group, Inc., which specializes in the design, engineering and supply of broadband services for residential and business customers; Ameriprise Financial, Inc., which provides financial planning, brokerage, asset management and insurance services to individuals, businesses and institutions; PolyOne Corporation, which manufactures specialized polymer materials; and MGM Resorts International, which provides amusement and recreation services.

Notable detractors to the Fund’s performance during the past year included: MasTec, Inc., which operates as an infrastructure construction company; Abercrombie & Fitch Co., which operates apparel and personal care stores; HCP, Inc., which operates as a REIT; Community Health Systems, Inc., which operates general acute care hospitals; and SUPERVALU INC., which distributes and sells food and nonfood items at wholesale.

FUND CHANGES

The Fund’s management team identified several new investment opportunities for the Fund during the period, including: Advance Auto Parts, Inc., an auto parts retailer; Synovus Financial Corp., a commercial bank; Western Digital Corporation, a computer storage manufacturer; Whirlpool Corporation, an appliance manufacturer; and VCA Inc., which operates veterinary hospitals and laboratories.

The team funded these positions in part by selling the Fund’s positions in: Applied Materials, Inc., a semiconductor equipment maker; Community Health Systems, Inc., an operator of hospitals; First Horizon National Corporation, a commercial bank; Macy’s Inc, a department store; and Rock-Tenn Company, a manufacturer of paper and packaging products.

The Fund’s performance contained in the Management’s Discussion of Fund Performance is based on Class Y Shares of the Fund. Performance of the other classes of shares will differ. Management’s Discussion of Fund Performance

v

presents information about the Fund’s holdings that are believed to be accurate, and the views of the portfolio managers, as of June 30, 2014. The Fund’s holdings, the information about the Fund’s holdings and the views of the portfolio managers may change, and the Fund disclaims any obligation to advise shareholders of any such changes. Discussions regarding specific holdings are for illustration only and are not intended as recommendations to purchase or sell individual stocks. A complete list of Fund holdings as of June 30, 2014 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

The Russell Midcap® Value Index measures the performance of those Russell Midcap® companies (approximately 800 of the smallest securities in the Russell 1000® Index, which includes approximately 1,000 of the largest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with lower price-to-book ratios and lower forecasted growth values. Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

vi

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vii

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2014 through June 30, 2014.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through

viii

your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period* 1/1/14-6/30/14	Annualized Expense Ratios
Actual
Class Y	$1,000.00	$1,101.20	$6.51	1.25%
Class A	$1,000.00	$1,099.30	$7.81	1.50%
Hypothetical
Class Y	$1,000.00	$1,018.60	$6.26	1.25%
Class A	$1,000.00	$1,017.36	$7.50	1.50%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

ix

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x

Munder Integrity Mid-Cap Value Fund

Portfolio of Investments, June 30, 2014

Shares		Value(a)

COMMON STOCKS — 97.5%
Consumer Discretionary — 12.4%
Auto Components — 1.7%
1,835	Goodyear Tire & Rubber Co/The	$50,976
855	TRW Automotive Holdings Corp †	76,540

		127,516

Hotels, Restaurants & Leisure — 2.7%
2,614	MGM Resorts International †	69,010
875	Starwood Hotels & Resorts Worldwide Inc	70,717
810	Wyndham Worldwide Corp	61,333

		201,060

Household Durables — 2.6%
3,495	DR Horton Inc	85,907
1,525	Leggett & Platt Inc	52,277
360	Whirlpool Corp	50,119

		188,303

Leisure Products — 0.7%
1,280	Brunswick Corp/DE	53,927

Media — 1.5%
3,479	Gannett Co Inc	108,928

Multiline Retail — 0.7%
1,040	Kohl’s Corp	54,787

Specialty Retail — 2.5%
585	Advance Auto Parts Inc	78,928
807	Children’s Place Inc/The	40,051
1,330	Foot Locker Inc	67,458

		186,437

Total Consumer Discretionary		920,958

Consumer Staples — 2.7%
Food & Staples Retailing — 0.8%
8,605	Rite Aid Corp †	61,698

Food Products — 1.9%
674	Hain Celestial Group Inc/The †	59,811
2,175	Tyson Foods Inc, Class A	81,649

		141,460

Total Consumer Staples		203,158

See Notes to Financial Statements.

1

Munder Integrity Mid-Cap Value Fund

Portfolio of Investments, June 30, 2014 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Energy — 6.0%
Energy Equipment & Services — 2.2%
613	Bristow Group Inc	$49,420
865	Cameron International Corp †	58,569
1,944	Helix Energy Solutions Group Inc †	51,147

		159,136

Oil, Gas & Consumable Fuels — 3.8%
4,394	Kodiak Oil & Gas Corp †	63,933
967	Noble Energy Inc	74,904
786	PDC Energy Inc †	49,636
720	Rosetta Resources Inc †	39,492
694	Whiting Petroleum Corp †	55,693

		283,658

Total Energy		442,794

Financials — 26.2%
Banks — 7.9%
1,682	Comerica Inc	84,369
4,265	Fifth Third Bancorp	91,058
5,979	KeyCorp	85,679
1,675	Popular Inc †	57,252
8,050	Regions Financial Corp	85,491
1,355	SunTrust Banks Inc	54,281
2,695	Synovus Financial Corp	65,704
2,185	Zions Bancorporation	64,392

		588,226

Capital Markets — 2.8%
829	Ameriprise Financial Inc	99,480
2,791	Invesco Ltd	105,360

		204,840

Insurance — 7.3%
1,219	American Financial Group Inc/OH	72,604
1,239	Arch Capital Group Ltd †	71,168
2,720	CNO Financial Group Inc	48,416
2,345	Fidelity National Financial Inc, Class A	76,822
5,395	Genworth Financial Inc, Class A †	93,873
2,390	Hartford Financial Services Group Inc/The	85,586
1,758	Lincoln National Corp	90,431

		538,900

See Notes to Financial Statements.

2

Shares		Value(a)

Financials (Continued)
Real Estate Investment Trusts (REITs) — 7.1%
3,799	DDR Corp	$66,976
5,085	Duke Realty Corp	92,344
1,545	Health Care REIT Inc	96,825
4,995	Host Hotels & Resorts Inc	109,940
2,050	Prologis Inc	84,235
1,815	Realty Income Corp	80,622

		530,942

Real Estate Management & Development — 1.1%
635	Jones Lang LaSalle Inc	80,258

Total Financials		1,943,166

Health Care — 11.5%
Health Care Equipment & Supplies — 2.8%
7,360	Boston Scientific Corp †	93,987
485	Hill-Rom Holdings Inc	20,133
905	Zimmer Holdings Inc	93,993

		208,113

Health Care Providers & Services — 5.5%
1,072	Cigna Corp	98,592
1,990	Health Net Inc/CA †	82,665
960	HealthSouth Corp	34,435
1,065	Universal Health Services Inc, Class B	101,984
2,645	VCA Inc †	92,813

		410,489

Life Sciences Tools & Services — 2.2%
1,770	Agilent Technologies Inc	101,669
2,370	Bruker Corp †	57,520

		159,189

Pharmaceuticals — 1.0%
769	Forest Laboratories Inc †	76,131

Total Health Care		853,922

Industrials — 12.2%
Aerospace & Defense — 3.1%
480	Esterline Technologies Corp †	55,258
400	L-3 Communications Holdings Inc	48,300

See Notes to Financial Statements.

3

Munder Integrity Mid-Cap Value Fund

Portfolio of Investments, June 30, 2014 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Industrials (Continued)
Aerospace & Defense (Continued)
1,971	Spirit AeroSystems Holdings Inc, Class A †	$66,423
1,650	Textron Inc	63,178

		233,159

Airlines — 0.7%
550	Alaska Air Group Inc	52,278

Construction & Engineering — 1.4%
1,067	EMCOR Group Inc	47,514
1,844	MasTec Inc †	56,832

		104,346

Electrical Equipment — 1.4%
735	EnerSys	50,561
1,920	General Cable Corp	49,267

		99,828

Machinery — 3.7%
1,123	ITT Corp	54,016
1,380	Kennametal Inc	63,866
1,610	Navistar International Corp †	60,343
1,025	Oshkosh Corp	56,918
975	Terex Corp	40,073

		275,216

Road & Rail — 1.9%
830	Avis Budget Group Inc †	49,542
1,379	Old Dominion Freight Line Inc †	87,815

		137,357

Total Industrials		902,184

Information Technology — 12.8%
Communications Equipment — 2.1%
1,670	ARRIS Group Inc †	54,325
2,015	Ciena Corp †	43,645
2,565	CommScope Holding Co Inc †	59,328

		157,298

Electronic Equipment, Instruments & Components — 4.2%
1,580	Arrow Electronics Inc †	95,448
2,489	CDW Corp/DE	79,349

See Notes to Financial Statements.

4

Shares		Value(a)

Information Technology (Continued)
Electronic Equipment, Instruments & Components (Continued)
985	Tech Data Corp †	$61,582
4,915	Vishay Intertechnology Inc	76,134

		312,513

IT Services — 0.6%
1,075	Teradata Corp †	43,215

Semiconductors & Semiconductor Equipment — 3.5%
9,562	Advanced Micro Devices Inc †	40,065
8,410	Atmel Corp †	78,802
4,732	Fairchild Semiconductor International Inc †	73,819
960	Lam Research Corp	64,877

		257,563

Software — 0.8%
1,518	PTC Inc †	58,898

Technology Hardware, Storage & Peripherals — 1.6%
605	SanDisk Corp	63,180
650	Western Digital Corp	59,995

		123,175

Total Information Technology		952,662

Materials — 5.5%
Chemicals — 3.5%
2,669	Chemtura Corp †	69,741
679	FMC Corp	48,338
991	Methanex Corp	61,224
1,902	PolyOne Corp	80,150

		259,453

Construction Materials — 0.8%
607	Eagle Materials Inc	57,228

Metals & Mining — 1.2%
1,664	US Silica Holdings Inc	92,252

Total Materials		408,933

Utilities — 8.2%
Electric Utilities — 5.9%
1,400	Edison International	81,354
1,030	FirstEnergy Corp	35,762
2,755	Great Plains Energy Inc	74,027
1,415	Pinnacle West Capital Corp	81,843

See Notes to Financial Statements.

5

Munder Integrity Mid-Cap Value Fund

Portfolio of Investments, June 30, 2014 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Utilities (Continued)
Electric Utilities (Continued)
2,738	PPL Corp	$97,281
1,805	Westar Energy Inc	68,933

		439,200

Gas Utilities — 1.0%
1,419	UGI Corp	71,660

Independent Power and Renewable Electricity Producers — 1.3%
2,587	NRG Energy Inc	96,236

Total Utilities		607,096

TOTAL COMMON STOCKS
(Cost $5,776,712)		7,234,873

INVESTMENT COMPANY — 2.1%
(Cost $155,008)
155,008	State Street Institutional U.S. Government Money Market Fund	$155,008

TOTAL INVESTMENTS
(Cost $5,931,720)	99.6%	7,389,881
OTHER ASSETS AND LIABILITIES (Net)	0.4	26,199

NET ASSETS	100.0%	$7,416,080

†	Non-income producing security.

(a)	As of June 30, 2014, the values of the securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

See Notes to Financial Statements.

6

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7

Munder Integrity Mid-Cap Value Fund

Statement of Assets and Liabilities, June 30, 2014

ASSETS:
Investments, at value (see accompanying schedule)	$7,389,881
Dividends and interest receivable	9,107
Receivable from Advisor	17,497
Receivable for investment securities sold	74,220
Receivable for Fund shares sold	14,468
Prepaid expenses and other assets	7,272

Total Assets	7,512,445

LIABILITIES:
Payable for investment securities purchased	41,896
Payable for Fund shares redeemed	2,081
Legal and audit fees payable	28,621
Administration fees payable	5,256
Trustees’ fees and expenses payable	4,749
Investment advisory fees payable	4,488
Custody fees payable	2,368
Transfer agency/record keeping fees payable	1,134
Distribution and shareholder servicing fees payable	860
Accrued expenses and other payables	4,912

Total Liabilities	96,365

NET ASSETS	$7,416,080

Investments, at cost	$5,931,720

See Notes to Financial Statements.

8

NET ASSETS consist of:
Accumulated net investment loss	$—
Accumulated net realized gain on investments sold	221,149
Net unrealized appreciation of investments	1,458,161
Paid-in capital	5,736,770

$7,416,080

NET ASSETS:
Class Y Shares	$3,133,031

Class A Shares	$4,283,049

SHARES OUTSTANDING:
Class Y Shares	197,117

Class A Shares	270,526

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$15.89

CLASS A SHARES:
Net asset value and redemption price per share	$15.83

Maximum sales charge	5.50%
Maximum offering price per share	$16.75

See Notes to Financial Statements.

9

Munder Integrity Mid-Cap Value Fund

Statement of Operations, For the Year Ended June 30, 2014

INVESTMENT INCOME:
Dividends(a)	$64,596

Total Investment Income	64,596

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	6,123
Administration fees	64,800
Registration and filing fees	44,240
Investment advisory fees	40,608
Custody fees	29,375
Legal and audit fees	28,896
Trustees’ fees and expenses	15,000
Transfer agency/record keeping fees	8,466
Other	21,194

Total Expenses	258,702
Expenses reimbursed by Advisor	(184,898)

Net Expenses	73,804

NET INVESTMENT LOSS	(9,208)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from security transactions	297,448
Net change in unrealized appreciation/(depreciation) of securities	1,017,884

Net realized and unrealized gain on investments	1,315,332

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,306,124

(a)	Net of foreign withholding taxes of $82.

See Notes to Financial Statements.

10

Munder Integrity Mid-Cap Value Fund

Statements of Changes in Net Assets

	Year Ended June 30, 2014	Year Ended June 30, 2013
Net investment income/(loss)	$(9,208)	$2,382
Net realized gain from security transactions	297,448	69,292
Net change in net unrealized appreciation/(depreciation) of securities	1,017,884	513,188

Net increase in net assets resulting from operations	1,306,124	584,862
Dividends to shareholders from net investment income:
Class Y Shares	—	(7,884)
Class A Shares	—	(142)
Distributions to shareholders from net realized gain/loss:
Class Y Shares	(58,342)	—
Class A Shares	(49,565)	—
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	(176,537)	373,363
Class A Shares	3,330,512	284,012

Net increase in net assets	4,352,192	1,234,211
NET ASSETS:
Beginning of year	3,063,888	1,829,677

End of year	$7,416,080	$3,063,888

Accumulated net investment loss	$—	$—

See Notes to Financial Statements.

11

Munder Integrity Mid-Cap Value Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended June 30, 2014	Year Ended June 30, 2013
Amount
Class Y Shares:
Sold	$119,039	$365,479
Issued as reinvestment of dividends and distributions	58,342	7,884
Redeemed	(353,918)	—

Net increase/(decrease)	$(176,537)	$373,363

Class A Shares:
Sold	$3,852,217	$652,546
Issued as reinvestment of dividends and distributions	49,514	142
Redeemed	(571,219)	(368,676)

Net increase	$3,330,512	$284,012

See Notes to Financial Statements.

12

	Year Ended June 30, 2014	Year Ended June 30, 2013
Shares
Class Y Shares:
Sold	8,392	32,589
Issued as reinvestment of dividends and distributions	4,071	741
Redeemed	(23,960)	—

Net increase/(decrease)	(11,497)	33,330

Class A Shares:
Sold	271,690	56,977
Issued as reinvestment of dividends and distributions	3,465	14
Redeemed	(39,119)	(33,346)

Net increase	236,036	23,645

See Notes to Financial Statements.

13

Munder Integrity Mid-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year Ended 6/30/14(b)	Year Ended 6/30/13(b)	Year Ended 6/30/12(b)
Net asset value, beginning of period	$12.61	$9.83	$10.00

Income/(loss) from investment operations:
Net investment income/(loss)	(0.01)	0.01	0.06
Net realized and unrealized gain/(loss) on investments	3.57	2.81	(0.21)

Total from investment operations	3.56	2.82	(0.15)

Less distributions:
Dividends from net investment income	—	(0.04)	(0.02)
Distributions from net realized gains	(0.28)	—	—

Total distributions	(0.28)	(0.04)	(0.02)

Net asset value, end of period	$15.89	$12.61	$9.83

Total return(c)	28.48%	28.76%	(1.48)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$3,133	$2,630	$1,723
Ratio of operating expenses to average net assets	1.25%	1.25%	1.25%
Ratio of net investment income/(loss) to average net assets	(0.09)%	0.13%	0.58%
Portfolio turnover rate	51%	82%	46%
Ratio of operating expenses to average net assets without expense reimbursements	4.80%	9.68%	28.48%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on July 1, 2011.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

14

A Shares
Year Ended 6/30/14(b)	Year Ended 6/30/13(b)	Year Ended 6/30/12(b)
$12.59	$9.82	$10.00

(0.04)	(0.02)	0.02
3.56	2.80	(0.19)

3.52	2.78	(0.17)

—	(0.01)	(0.01)
(0.28)	—	—

(0.28)	(0.01)	(0.01)

$15.83	$12.59	$9.82

28.20%	28.37%	(1.70)%

$4,283	$434	$107
1.50%	1.50%	1.50%
(0.27)%	(0.20)%	0.22%
51%	82%	46%

4.75%	9.29%	113.21%

See Notes to Financial Statements.

15

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2014

1.	Organization

As of June 30, 2014, the Munder Funds consisted of 11 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder Integrity Mid-Cap Value Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to seek to achieve capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 2 classes of shares — Class A and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges.

The Board of Trustees has approved the merger of the Fund with and into a separate, newly created series of The Victory Portfolios, subject to the approval of the Fund’s shareholders. The Board of Trustees has also called for a special meeting of the shareholders of the Fund to vote on the merger, which is scheduled for September 9, 2014. If approved, the merger will occur as soon as practicable after the meeting.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if

16

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (continued)

any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuation determinations may be made using a market-based approach that involves a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information. Discounts also may be applied due to the nature or duration of any restrictions on the disposition of the investments. The pricing committee monitors the valuation approaches that it employs by reviewing, without limitation, key inputs and assumptions and any related market activity. Due to the inherent uncertainty of fair valuations, a fair value may differ significantly from the value that would have been used had an active market existed.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

17

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2014:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$7,389,881
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$7,389,881

Securities or other financial instruments that transfer between levels during the period are treated as though the transfer occurred at the beginning of the period. There were no transfers into or out of any levels as described above, during the fiscal year ended June 30, 2014.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method, subject to certain minimums. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

18

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (continued)

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2014.

The Fund is subject to examination by U.S. federal and state tax authorities for all periods since inception of the Fund.

3.	Investment Advisor, Sub-Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.75% on the first $500 million of its average daily net assets; and 0.70% on average daily net assets exceeding $500 million. During the year ended June 30, 2014, the Fund paid an annual effective rate of 0.75% for advisory services.

Integrity Asset Management, LLC (“Integrity”), a wholly owned subsidiary of the Advisor, serves as sub-advisor to the Fund. Pursuant to an investment sub-advisory agreement with the Advisor, Integrity is responsible for the day-to-day management of the Fund, including, without limitation, providing a program of continuous investment management to the Fund in accordance with the Fund’s investment objective, strategies, policies and limitations, investing and reinvesting the assets of the Fund, overseeing the placement of purchase and sale orders for the Fund and providing research services for the Fund. For its services with regard to the Fund, Integrity is entitled to receive from the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.50% of its average daily net assets.

Pursuant to a written Expense Limitation Agreement with the Fund, the Advisor agreed to waive fees or reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 1.50% and 1.25% for Class A and Class Y Shares, respectively

19

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (continued)

(collectively, “Target Operating Expenses”). For the year ended June 30, 2014, the Advisor reimbursed expenses pursuant to the Expense Limitation Agreement on behalf of the Fund totaling $184,898, which are reflected as expenses reimbursed by Advisor in the accompanying Statement of Operations.

Pursuant to a separate written Agreement with the Fund (the “Repayment Agreement”), the Advisor may seek repayment from the Fund for Fund expenses it reimbursed under the Expense Limitation Agreement. At June 30, 2014, the total amount eligible for repayment to the Advisor was $642,575, of which $263,837 expires in 2015, $193,840 expires in 2016, $184,898 expires in 2017. The Fund may only grant such repayment provided (1) its actual total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) are below the Target Operating Expenses and (2) it receives approval from the Board of Trustees. The Repayment Agreement is subject to annual review by the Board of Trustees.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates, subject to a Fund minimum fee of $56,000:

Fund Net Assets	Annual Fee
First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2014, the Advisor earned $64,800 before payment of sub-administration fees and $41,333 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2014, the Fund paid an annual effective rate of 1.1820% before expense reimbursements and 0.00% after expense reimbursements for administrative services.

During the year ended June 30, 2014, each Trustee was paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and

20

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (continued)

Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2014, no officer, director or employee of the Advisor, Integrity, or any of their affiliates received any compensation from MST.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) that applies to the Fund’s Class A Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rate payable under the Plan for Class A Shares is 0.25% of average daily net assets.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $5,639,483 and $2,735,254, respectively, for the year ended June 30, 2014.

At June 30, 2014, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $1,485,726, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $34,252 and net appreciation for tax purposes was $1,451,474. At June 30, 2014, aggregate cost for tax purposes was $5,938,407.

6.	Revolving Line of Credit

Effective December 4, 2013, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and

21

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (continued)

other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee equal to 0.11% per annum on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. During the year ended June 30, 2014, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2014, total commitment fees for the Fund were $32.

7.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2014, permanent differences resulting primarily from ordinary loss netting to reduce short term capital gains and non-taxable dividend adjustments to income were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$9,208	$(9,208)	$—

The tax character of dividends paid to shareholders during the years ended June 30, 2014 and June 30, 2013 was as follows:

	Ordinary Income	Long-Term Capital Gains	Total
June 30, 2014	$59,991	$47,916	$107,907
June 30, 2013	8,026	—	8,026

22

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (continued)

At June 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Capital Gains	Unrealized Appreciation	Total
$103,725	$124,111	$1,451,474	$1,679,310

The differences between book and tax distributable earnings were primarily due to wash sales.

23

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Integrity Mid-Cap Value Fund and

Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder Integrity Mid-Cap Value Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2014, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Integrity Mid-Cap Value Fund of Munder Series Trust at June 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 25, 2014

24

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

9.	Tax Information (Unaudited)

Of the distributions paid by the Fund, 51.29% will qualify for the dividend deduction available to corporate shareholders.

For the fiscal year ended June 30, 2014, the Fund designated approximately $64,678 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

For the year ended June 30, 2014, the amount of long-term capital gain distributions designated by the Fund was $47,916.

10.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

11.	Proxy Voting Policies and Procedures (Unaudited)

A description of the proxy voting policies and procedures of the Advisor and Integrity, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

12.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

25

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

13.	Approval of Investment Advisory Agreement and Sub-Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). The Advisor has retained Integrity Asset Management, LLC (“Integrity”), a wholly owned subsidiary of the Advisor, to serve as sub-advisor to the Fund pursuant to the terms of an Investment Sub-Advisory Agreement dated March 1, 2011, as amended (“Sub-Advisory Agreement”). At an in-person meeting held on May 12-13, 2014, the Board of Trustees unanimously voted to approve the continuation of each of the Advisory Agreement and the Sub-Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2014.

In determining whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement, the Board requested, and received from the Advisor and Integrity, information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. The Board and counsel to the “Non-Interested Trustees” had an opportunity to review such information in advance of the meeting. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.)

Both in Board meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and the Sub-Advisory Agreement and in other Board meetings held during the course of the fiscal year (including, in particular, the February 2014 Board meeting), the Board received materials relating to the services provided to the Munder Funds by the Advisor and Integrity and other relevant factors. In evaluating the Advisory Agreement and the Sub-Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement and the Sub-Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, regarding the Advisor, Integrity, each of their services, and the Munder Funds.

As discussed in greater detail below, the Board considered a number of factors in evaluating whether each of the Advisory Agreement and the Sub-Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as with their deliberations regarding the continuation of the Advisory Agreement and the Sub-Advisory

26

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

Agreement. The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewals of the Advisory Agreement and the Sub-Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of this comprehensive evaluation process. The determinations to approve the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement were made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by each of the Advisor and Integrity to the Fund under the Agreements: With respect to this factor, the Board considered:

•

the general experience, business, operations and financial condition of each of the Advisor and Integrity. In connection with these considerations, the Board was presented with detailed information concerning the current ownership and organizational structures of the Advisor and Integrity, recent changes within the organizations (including key personnel changes) and the financial conditions of the Advisor and Integrity;

•

the qualifications of management of each of the Advisor and Integrity and of persons providing portfolio management and other key services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor and Integrity, personnel changes and changes in employee responsibilities within the Advisor and Integrity in 2013 and 2014, the organizational structure and depth of Integrity’s portfolio management team, and the structure of Integrity’s compensation of key investment personnel;

•	the services provided by the Advisor and Integrity to the Fund during the previous year and the services anticipated to be provided to the Fund in the upcoming year;

•	how responsibilities are shared and coordinated between the Advisor and Integrity with respect to the Fund and the processes used by the Advisor to oversee Integrity’s activities;

27

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

•

the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through contractual waivers of a portion of the investment advisory fees, the addition of contractual fee breakpoints or a contractual reduction of its advisory fees), although no such adjustments were made to the Fund’s investment advisory fees during the current period;

•	the Advisor’s performance generally with respect to all of the Munder Funds and Integrity’s performance more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•	the information provided by each of the Advisor and Integrity in their respective Forms ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of each of the Advisory Agreement and the Sub-Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board supported approval of the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement.

(b) The investment performance of the Fund and the Advisor and Integrity: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2013, including (1) the one-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the total returns, on a net basis, of the Fund’s Class Y Shares for the one-year period as compared to the performance of a small group of funds in the same Morningstar category as the Fund and having average assets in a range comparable to the Fund’s average assets; and (4) the Fund’s one-year total return as compared to the performance of a larger group of funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2013: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of its benchmark for the one-year and since inception periods, and (2) the Fund’s average annual total returns for Class Y Shares, on

28

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

a net basis, exceeded the median performance of the Fund’s Lipper peer group for the one-year period. In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2014. The Board also considered information provided by the Advisor regarding its ongoing efforts to enhance investment results both with respect to the Fund and generally with respect to all of the Munder Funds.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and Integrity and their respective affiliates from the relationships with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor and Integrity in 2013, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor and Integrity over the 12 months ending on December 31, 2014, with respect to all services provided by the Advisor and Integrity to the Fund, based on certain assumptions disclosed to the Board. The Board considered the costs relating to the Advisor’s and Integrity’s services in light of the Fund’s performance. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor under the Advisory Agreement and by Integrity under the Sub-Advisory Agreement were not unreasonable in light of the costs relating to the services that the Advisor and Integrity provide to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory and other fees and expenses of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (by reducing its contractual advisory fees, through the implementation of contractual breakpoints or through the implementation of contractual waivers) in an overall effort to reduce the total operating expenses of the Munder Funds. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints, reductions in contractual advisory fees or contractual advisory fee waivers with respect to certain of the Munder Funds in recent years. The Board also noted the contractual breakpoint in the advisory fee schedule for the Fund. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders.

In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in the

29

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

past several years to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the transfer agency fees, which took effect in June 2011.

Based on these facts and considerations, the Board concluded that the Advisor’s efforts in this regard supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund and having average assets in a range comparable to the Fund’s average assets. In addition, the Board received separate information that compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers. The Board also considered information provided regarding the fees that the Advisor and Integrity charge to other investment advisory clients, including institutional separate accounts, with investment objectives and strategies substantially similar to the Fund, and noted the relative scope of the management of and the services provided to those types of accounts versus the Fund.

The Board also considered the Fund’s total operating expense ratio (on both a gross and net basis) in comparison to those of other funds in the same Morningstar category as the Fund and having average assets in a range comparable to the Fund’s average assets, and the Fund’s total operating expense ratio on a gross basis (and certain components of the total operating expense ratio) in comparison to a larger group of funds in the same Morningstar category as the Fund. In light of fees charged to other funds in the Fund’s Morningstar category, the Board noted that certain contractual expense limitations and/or fee waiver arrangements were currently in place to maintain a competitive cost structure.

Based on these considerations and comparisons, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement or the Sub-Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor or Integrity from the relationships with the Fund: The Board considered the representations that, beyond the fees earned by the Advisor, Integrity and their affiliates for providing services to the Fund, the Advisor or Integrity may benefit from its relationship with the Fund in the sense that consultants and potential institutional separately

30

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s and Integrity’s representation that, while money managers may benefit from the use of “soft dollars” obtained from broker-dealers through the payment of commissions on trades in client accounts, each of the Advisor and Integrity limits soft dollar usage to research and brokerage products and services that the Advisor or Integrity, as applicable, believes are permitted under the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934. Based on these facts and considerations, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement or the Sub-Advisory Agreement.

(g) Additional information considered by the Board: The Board considered that Victory Capital Holdings, Inc. (“VCH”) had entered into an agreement with the Advisor’s parent companies pursuant to which VCH will acquire all of the ownership interests of the Advisor and Integrity (“Transaction”). Upon the closing of the Transaction, all or most all of the investment professionals and certain other key employees of the Advisor and Integrity are expected to become employees of Victory Capital Management Inc. (“Victory”). The Board also considered that, as part of the larger plans to integrate the advisory businesses of the Advisor and Victory in connection with the Transaction, the Trustees were also asked to consider the approval of the reorganization of the Fund into a corresponding series of The Victory Portfolios (“Victory Fund”). The Board noted that if the Fund’s shareholders approve the reorganization, shareholders of the Fund will become shareholders of the Victory Fund and the Fund’s Advisory Agreement with the Advisor would be terminated and replaced with an agreement with a new entity. The Board also noted that the new entity would enter into a new sub-advisory agreement with Integrity.

Based upon its comprehensive review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions as discussed above, the Board unanimously approved each of the Advisory Agreement and the Sub-Advisory Agreement for an additional annual period commencing on July 1, 2014.

31

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

14.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2014, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 66	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	Chairman, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 9/11); President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (12/05 to 9/11).	11	NVR, Inc. (homebuilding and mortgage banking) (since 12/11); Chesapeake Lodging Trust (real estate investment trust) (since 1/10); DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07).

John Rakolta Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 67	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	11	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 65	Trustee	Indefinite; since 2/03	President, Business Roundtable (association of business chief executive officers) (since 1/11); President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (10/04-1/11).	11	K12, Inc. (provider of online education) (since 11/12); Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Airlines (10/08 to 7/12).

32

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Thomas P. Lemke c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 59	Trustee	Indefinite; since 01/14	Retired (since 4/13): Executive Vice President and General Counsel, Legg Mason, Inc. (asset management) (2/05-3/13).	11	AXA Premier VIP Trust (registered investment company with 36 portfolios) (since 1/14); The Advisors’ Inner Circle Fund III (registered investment company with 6 portfolios) (since 3/14); J.P. Morgan Exchange-Traded Fund Trust (registered investment company with 4 portfolios) (since 5/14); ICI Mutual Insurance Company (2009-3/13).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05).	11	Masco Corporation (manufacturer of home improvement and building products) (since 12/06); Taubman Centers, Inc. (real estate investment trust) (since 1/97).
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 75	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	11	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

33

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., a sub-advisor to a separate series of MST. Prior to December 29, 2006, Comerica was also the indirect parent company of the Advisor.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 54	President and Principal Executive Officer	through 2/15; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Integrity Asset Management, LLC (investment advisor) (since 6/12); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/15; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Integrity Asset Management, LLC (investment advisor) (since 6/12); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 48	Vice President and Principal Financial Officer	through 2/15; since 2/01	Managing Director, Chief Financial Officer and Treasurer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Managing Director and Chief Financial Officer of Integrity Asset Management, LLC (investment advisor) (since 6/12); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 42	Treasurer and Principal Accounting Officer	through 2/15; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08).

34

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 38	Assistant Treasurer	through 2/15; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 59	Assistant Secretary	through 2/15; since 8/99	Associate General Counsel and Assistant Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98); Associate General Counsel and Assistant Secretary of Integrity Asset Management, LLC (investment advisor) (since 6/12).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 49	Assistant Secretary	through 2/15; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 46	Assistant Secretary	through 2/15; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

35

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36

[This Page Intentionally Left Blank]

37

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman

John Rakolta Jr., Vice Chairman

John Engler

Thomas P. Lemke

Michael T. Monahan

Lisa A. Payne

OFFICERS

James V. FitzGerald, President and Principal Executive Officer

Peter K. Hoglund, Vice President and Principal Financial Officer

Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer

David W. Rumph, Treasurer and Principal Accounting Officer

Amy D. Eisenbeis, Assistant Secretary

Francine S. Hayes, Assistant Secretary

Mary Ann C. Shumaker, Assistant Secretary

Kevin R. Kuhl, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management

Munder Capital Center

480 Pierce Street

Birmingham, MI 48009

SUB-ADVISOR

Integrity Asset Management, LLC

18500 Lake Road, Suite 300

Rocky River, OH 44116

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

LEGAL COUNSEL

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

ANNMCV614

ANNUAL REPORT

June 30, 2014

Munder Integrity Small/Mid-Cap Value Fund

Class Y & A Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds® Letter to Shareholders

DEAR SHAREHOLDERS:

The twelve months ended June 30, 2014 yielded exceptional global equity returns and positive fixed income returns. However, the period was not without its share of potentially adverse factors, especially during the second half of the year. Severe winter weather, global geopolitical unrest, mixed signals from the new Fed Chair and anemic first quarter 2014 gross domestic product (“GDP”) growth in the United States created an unusual and, at times, uncertain market environment. The calendar year started with the worst January the markets have experienced since the financial crisis, leading to increased negative sentiment. While the broad indexes had modest corrections, certain sectors of the market experienced more significant downward pressure (technology and biotech leading the pack). However, the global markets proved resilient, and returns remained solidly positive during the six months ended June 30. Supporting the market rebound were generally positive economic indicators, including improving consumer confidence, increased capital expenditures, increased bank loan activity, lower unemployment and robust vehicle sales. The housing market continued to be a concern, with new housing starts and building permits showing some weakness.

The Fed, the wizard behind the curtain of market action, maintained its loose money policy, although tapering of monthly bond purchases continued. The Fed Chairwoman stated that short term rates would remain historically low until GDP growth and unemployment combine to create a receptive environment for tightening. Stay tuned.

Now to the numbers. Domestically, the S&P 500® Index (a measure of the large-cap sector of the U.S. stock market) returned 24.61% for the twelve months ended June 30, 2014. This is particularly interesting given that the S&P 500® Index fell 5.8% between December 31, 2013 and February 3, 2014. The large-cap market, as measured by the Russell 1000® Indices, showed a bias toward growth versus value stocks, with growth outperforming value by over 3 percentage points. Mid-cap stocks slightly outperformed their large-cap cousins, with the Russell Midcap Index®, a measure of the mid-cap segment of the U.S. equity universe, returning 26.85% for the twelve months ended June 30. In contrast to large-cap stocks, mid-cap value stocks outperformed mid-cap growth stocks, as measured by the Russell Midcap® Indices, by just under 2 percentage points. Small-cap stocks, as measured by the Russell 2000® Index, a measure of the small-cap segment of the U.S. equity universe, performed slightly below the S&P 500® Index, returning 23.64% for the twelve months ended June 30. As in the large-cap universe, small-cap growth stocks outperformed small-cap value stocks, as measured by the Russell 2000® Indices, by just over 2 percentage points.

International markets also provided very robust returns. The MSCI EAFE Index (net dividends), a measure of the equity market performance of developed markets excluding the U.S. and Canada, returned 23.57%, while the S&P® Developed ex-US Small Cap Index, a measure of the small-capitalization segment of developed markets excluding the U.S., was up 29.95%. Emerging markets, which have been volatile and difficult to navigate, also ended the twelve month period with strong performance as the S&P® Emerging Plus Small-Cap Index, a measure of the small-capitalization segment of emerging markets plus Korea, returned 16.00%. Clearly, while the world continues to present ongoing challenges, global investors are anticipating continued and improving global economic growth.

The fixed income markets continue to confound. Despite historically low rates and consensus (and actual commitment) by the Fed to eventually raise rates, the fixed income markets provided positive returns. The Barclays U.S. Aggregate Bond Index, a measure of the investment grade U.S. dollar-denominated, fixed-rate taxable bond market, was up 4.37% for the twelve months ended June 30, 2014.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, I encourage you to contact your financial advisor. You may also contact the Funds at 1-800-468-6337 or through our website at www.munder.com. My colleagues and I sincerely appreciate the confidence you have placed in the Munder Funds and we value the opportunity to help you meet your investment goals.

Very Truly Yours,

James FitzGerald

President and Principal Executive Officer, The Munder Funds

President, Munder Capital Management

ii	Performance History
iv	Management’s Discussion of Fund Performance
viii	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
16	Notes to Financial Statements
24	Report of Independent Registered Public Accounting Firm
25	Notes to Financial Statements — Unaudited

Risks:    The Fund invests in smaller and medium-sized company stocks, which are more volatile and less liquid than larger, more established company securities. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. A substantial portion of the Fund’s assets is invested in the financials sector, whose performance can be significantly negatively impacted by economic downturns and changes in government regulation and interest rates. The Fund may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. Performance and after-tax returns can be significantly impacted by the Fund’s investments in Initial Public Offerings (IPOs), which may involve short-term trading. We cannot, however, ensure that the Fund will obtain IPOs.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Munder Funds distributed through Funds Distributor, LLC.

i

Performance History (Unaudited)

The line graph represents the performance of the Fund’s Class Y Shares. Due to differing sales charges and expenses, performance of classes not shown in the graph will differ. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

GROWTH OF AN ASSUMED $10,000 INVESTMENT SINCE INCEPTION(1)

THROUGH 6/30/14

Class (Inception Date)	With Load		Without Load	Russell 2500™ Value Index
CLASS Y (7/1/11)	N/A		$15,547	$15,616
CLASS A (7/1/11)	$14,592	(2)	$15,438	$15,616

ii

AVERAGE ANNUAL TOTAL RETURNS (AS OF 6/30/14)

Class (Inception Date)	One Year w/load		One Year w/out load	Since Inception w/load		Since Inception w/out load
CLASS Y (7/1/11)	N/A		26.60%	N/A		15.83%
CLASS A (7/1/11)	19.33%	(2)	26.29%	13.41%	(2)	15.56%

(1)	Amounts represent the growth of a $10,000 investment since inception of the share class.
(2)	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, for Class Y and A Shares during the fiscal year ended 6/30/13 the gross expense ratios were 4.93% and 36.42%, respectively, and the net expense ratios were 1.25% and 1.50%, respectively. Munder Capital Management has contractually agreed to limit certain expenses of the Fund through at least 10/31/14. Expense ratios for the fiscal year ended 6/30/14 are included in this Annual Report in the Financial Highlights. Munder Capital Management has limited certain expenses of the Fund since the Fund’s inception. Total returns would have been lower if Munder Capital Management had not limited expenses during those periods.

iii

Management’s Discussion of Fund Performance (Unaudited)

INVESTMENT PROCESS HIGHLIGHTS

The Munder Integrity Small/Mid-Cap Value Fund’s management team seeks to achieve capital appreciation in the Fund by investing in stocks of small and medium sized companies (according to their market capitalization) that the team believes are undervalued, but poised to outperform. The Fund generally invests in companies with market capitalizations within the range of the companies in the Russell 2500TM Index.

The management team’s investment philosophy is rooted in the belief that consistent, long-term performance can be achieved by applying a prudent value approach and investing in what they have determined to be statistically cheap stocks trading below their estimated value, investing in companies that have improving sentiment, and continuously evaluating the risk exposure. Specifically they seek to invest in the right company, at the right price, and at the right time.

INVESTING ENVIRONMENT

During the year ended June 30, 2014, equity markets advanced as lawmakers averted a lengthy government shutdown, testimony from Fed Chair nominee Janet Yellen was fairly dovish, and investors continued to embrace equities. The commitment to fairly accommodative monetary policy, along with signs of continued economic improvement in the U.S. led to strong gains in the Russell 2500® Value Index. Energy and health care were the leading sectors while consumer staples and financials lagged. Small/mid-cap value stocks slightly underperformed small/mid-cap growth stocks.

The Fund’s focus on selecting companies with good valuation and catalysts for outperformance led to relative strength in the information technology, industrials and financials sectors. The Fund’s energy and consumer discretionary holdings exhibited some relative weakness.

iv

SECTOR DIVERSIFICATION
Financials	30.2%
Industrials	15.7%
Information Technology	14.2%
Consumer Discretionary	12.0%
Health Care	6.9%
Energy	6.2%
Materials	5.7%
Utilities	4.6%
Other	4.5%

Total	100.0%

As a percentage of net assets as of 6/30/14.

PERFORMANCE DISCUSSION

During the twelve-month period ended June 30, 2014, the Fund returned 26.60%, outperforming the Russell 2500TM Value Index, which returned 24.94% over the same period.

Notable contributors to the Fund’s performance during the past year included: ARRIS Group, Inc., which specializes in the design, engineering and supply of broadband services for residential and business customers; PolyOne Corporation, which manufactures specialized polymer materials; NorthStar Realty Finance Corp., which engages in acquiring, financing, operating and securitizing real estate investments; Esterline Technologies Corporation, which manufactures aircraft parts and components, automated drilling products and machine tool systems; and Deluxe Corporation, which provides graphic arts design and check printing services.

Notable detractors to the Fund’s performance during the past year included: MasTec, Inc., which operates as a infrastructure construction company; First BanCorp/Puerto Rico, which operates as a bank holding company; Abercrombie & Fitch Co., which operates apparel and personal care stores; Susquehanna Bancshares, Inc., which provides retail and commercial banking and financial products and services; and Forum Energy Technologies, Inc., which manufactures and supplies oilfield equipment.

v

FUND CHANGES

The Fund’s management team identified several new investment opportunities for the Fund during the period, including: Advance Auto Parts, Inc., an auto parts retailer; Comerica Incorporated, a commercial bank; EnerSys, an industrial battery maker; Rite Aid Corporation, a retail drugstore chain; and Ryman Hospitality Properties, Inc., a hotel/lodging real estate investment trust (“REIT”).

The team funded these positions in part by selling the Fund’s positions in: Community Health Systems, Inc., an operator of hospitals; First Horizon National Corporation, a commercial bank; NV Energy, Inc., a utility; Rock-Tenn Company, a manufacturer of paper and packaging products; and Sterling Financial Corporation, a commercial bank.

The Fund’s performance contained in the Management’s Discussion of Fund Performance is based on Class Y Shares of the Fund. Performance of the other classes of shares will differ. Management’s Discussion of Fund Performance presents information about the Fund’s holdings that are believed to be accurate, and the views of the portfolio managers, as of June 30, 2014. The Fund’s holdings, the information about the Fund’s holdings and the views of the portfolio managers may change, and the Fund disclaims any obligation to advise shareholders of any such changes. Discussions regarding specific holdings are for illustration only and are not intended as recommendations to purchase or sell individual stocks. A complete list of Fund holdings as of June 30, 2014 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

The Russell 2500TM Value Index measures the performance of those Russell 2500TM companies (approximately 2500 of the smallest securities in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with lower price-to-book ratios and lower forecasted growth values. Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

vi

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vii

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2014 through June 30, 2014.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

viii

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period* 1/1/14-6/30/14	Annualized Expense Ratio
Actual
Class Y	$1,000.00	$1,071.20	$6.42	1.25%
Class A	$1,000.00	$1,069.90	$7.70	1.50%
Hypothetical
Class Y	$1,000.00	$1,018.60	$6.26	1.25%
Class A	$1,000.00	$1,017.36	$7.50	1.50%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

ix

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x

Munder Integrity Small/Mid-Cap Value Fund

Portfolio of Investments, June 30, 2014

Shares		Value(a)

COMMON STOCKS — 97.1%
Consumer Discretionary — 12.0%
Auto Components — 0.7%
3,474	American Axle & Manufacturing Holdings Inc †	$65,624

Hotels, Restaurants & Leisure — 1.8%
1,350	Jack in the Box Inc	80,784
1,271	Wyndham Worldwide Corp	96,240

		177,024

Household Durables — 2.7%
4,462	DR Horton Inc	109,676
2,595	La-Z-Boy Inc	60,126
2,283	Ryland Group Inc/The	90,042

		259,844

Leisure Products — 0.7%
1,642	Brunswick Corp/DE	69,177

Media — 1.5%
4,640	Gannett Co Inc	145,278

Specialty Retail — 4.6%
774	Advance Auto Parts Inc	104,428
2,260	ANN INC †	92,976
893	Asbury Automotive Group Inc †	61,385
2,680	Brown Shoe Co Inc	76,675
1,039	Children’s Place Inc/The	51,566
1,995	Finish Line Inc/The, Class A	59,331

		446,361

Total Consumer Discretionary		1,163,308

Consumer Staples — 1.6%
Food & Staples Retailing — 0.9%
11,900	Rite Aid Corp †	85,323

Food Products — 0.7%
777	Hain Celestial Group Inc/The †	68,951

Total Consumer Staples		154,274

Energy — 6.2%
Energy Equipment & Services — 2.7%
913	Bristow Group Inc	73,606
1,594	C&J Energy Services Inc †	53,845
3,021	Helix Energy Solutions Group Inc †	79,483
2,331	Tesco Corp	49,744

		256,678

See Notes to Financial Statements.

1

Munder Integrity Small/Mid-Cap Value Fund

Portfolio of Investments, June 30, 2014 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Energy (Continued)
Oil, Gas & Consumable Fuels — 3.5%
2,313	Approach Resources Inc †	$52,574
5,774	Kodiak Oil & Gas Corp †	84,012
1,430	PDC Energy Inc †	90,305
945	Rosetta Resources Inc †	51,833
4,845	Synergy Resources Corp †	64,196

		342,920

Total Energy		599,598

Financials — 30.2%
Banks — 12.7%
3,788	BancorpSouth Inc	93,071
2,380	Comerica Inc	119,381
18,625	First BanCorp/Puerto Rico †	101,320
12,240	Huntington Bancshares Inc/OH	116,770
8,719	KeyCorp	124,943
6,445	OFG Bancorp	118,653
1,469	Opus Bank †	42,689
3,252	Popular Inc †	111,153
4,369	Synovus Financial Corp	106,516
5,064	Western Alliance Bancorp †	120,523
5,833	Zions Bancorporation	171,899

		1,226,918

Capital Markets — 2.4%
4,282	Investment Technology Group Inc †	72,280
6,201	Janus Capital Group Inc	77,388
1,381	Waddell & Reed Financial Inc, Class A	86,437

		236,105

Insurance — 7.7%
2,201	American Financial Group Inc/OH	131,091
1,754	AmTrust Financial Services Inc	73,335
2,488	Arch Capital Group Ltd †	142,911
3,805	Assured Guaranty Ltd	93,222
5,772	CNO Financial Group Inc	102,742
2,163	Fidelity National Financial Inc, Class A	70,860
7,808	Genworth Financial Inc, Class A †	135,859

		750,020

Real Estate Investment Trusts (REITs) — 7.4%
3,940	CubeSmart	72,181
4,749	DDR Corp	83,725
6,148	DiamondRock Hospitality Co	78,817

See Notes to Financial Statements.

2

Shares		Value(a)

Financials (Continued)
Real Estate Investment Trusts (Continued)
6,890	Lexington Realty Trust	$75,859
5,005	Medical Properties Trust Inc	66,266
4,055	NorthStar Realty Finance Corp	70,476
2,855	Pennsylvania Real Estate Investment Trust	53,731
5,690	RAIT Financial Trust	47,056
1,430	Ryman Hospitality Properties Inc	68,855
6,756	Sunstone Hotel Investors Inc	100,867

		717,833

Total Financials		2,930,876

Health Care — 6.9%
Health Care Equipment & Supplies — 0.2%
515	Hill-Rom Holdings Inc	21,378

Health Care Providers & Services — 5.1%
2,119	Health Net Inc/CA †	88,023
1,329	HealthSouth Corp	47,671
792	Magellan Health Inc †	49,294
1,459	Universal Health Services Inc, Class B	139,714
3,085	VCA Inc †	108,253
735	WellCare Health Plans Inc †	54,875

		487,830

Life Sciences Tools & Services — 1.6%
3,165	Bruker Corp †	76,814
1,490	Charles River Laboratories International Inc †	79,745

		156,559

Total Health Care		665,767

Industrials — 15.7%
Aerospace & Defense — 2.2%
790	Esterline Technologies Corp †	90,945
2,083	Spirit AeroSystems Holdings Inc, Class A †	70,197
1,443	Textron Inc	55,252

		216,394

Commercial Services & Supplies — 1.1%
1,851	Deluxe Corp	108,431

Construction & Engineering — 3.0%
2,311	Dycom Industries Inc †	72,358
1,483	EMCOR Group Inc	66,038
2,744	MasTec Inc †	84,570

See Notes to Financial Statements.

3

Munder Integrity Small/Mid-Cap Value Fund

Portfolio of Investments, June 30, 2014 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Industrials (Continued)
Construction & Engineering (Continued)
2,343	Primoris Services Corp	$67,572

		290,538

Electrical Equipment — 2.8%
1,245	EnerSys	85,644
2,720	General Cable Corp	69,795
1,450	Regal-Beloit Corp	113,912

		269,351

Machinery — 4.0%
1,870	Kennametal Inc	86,544
2,200	Navistar International Corp †	82,456
1,200	Oshkosh Corp	66,636
1,170	Terex Corp	48,087
2,470	Trinity Industries Inc	107,988

		391,711

Road & Rail — 2.6%
1,310	Avis Budget Group Inc †	78,194
1,656	Old Dominion Freight Line Inc †	105,454
2,695	Swift Transportation Co, Class A †	67,995

		251,643

Total Industrials		1,528,068

Information Technology — 14.2%
Communications Equipment — 2.0%
2,287	ARRIS Group Inc †	74,396
2,451	Ciena Corp †	53,089
2,768	CommScope Holding Co Inc †	64,024

		191,509

Electronic Equipment, Instruments & Components — 5.9%
1,731	Arrow Electronics Inc †	104,570
3,050	CDW Corp/DE	97,234
861	Littelfuse Inc	80,030
1,767	Plexus Corp †	76,493
1,350	Tech Data Corp †	84,402
8,612	Vishay Intertechnology Inc	133,400

		576,129

See Notes to Financial Statements.

4

Shares		Value(a)

Information Technology (Continued)
IT Services — 0.6%
1,405	Teradata Corp †	$56,481

Semiconductors & Semiconductor Equipment — 4.3%
9,565	Atmel Corp †	89,624
6,759	Fairchild Semiconductor International Inc †	105,440
4,165	Integrated Device Technology Inc †	64,391
5,562	Intersil Corp, Class A	83,152
1,145	Lam Research Corp	77,379

		419,986

Software — 1.4%
2,264	Progress Software Corp †	54,426
2,041	PTC Inc †	79,191

		133,617

Total Information Technology		1,377,722

Materials — 5.7%
Chemicals — 3.9%
3,544	Chemtura Corp †	92,605
2,538	Flotek Industries Inc †	81,622
1,328	Methanex Corp	82,044
2,958	PolyOne Corp	124,650

		380,921

Metals & Mining — 1.8%
668	Kaiser Aluminum Corp	48,677
2,162	US Silica Holdings Inc	119,861

		168,538

Total Materials		549,459

Utilities — 4.6%
Electric Utilities — 1.7%
1,550	Pinnacle West Capital Corp	89,652
2,550	PNM Resources Inc	74,791

		164,443

Gas Utilities — 0.9%
1,731	UGI Corp	87,416

See Notes to Financial Statements.

5

Munder Integrity Small/Mid-Cap Value Fund

Portfolio of Investments, June 30, 2014 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Utilities (Continued)
Independent Power and Renewable Electricity Producers — 1.2%
3,150	NRG Energy Inc	$117,180

Multi-Utility — 0.8%
1,861	Vectren Corp	79,093

Total Utilities		448,132

TOTAL COMMON STOCKS
(Cost $7,313,237)		9,417,204

INVESTMENT COMPANY — 3.6%
(Cost $346,901)
346,901	State Street Institutional U.S. Government Money Market Fund	$346,901

TOTAL INVESTMENTS
(Cost $7,660,138)	100.7%	9,764,105
OTHER ASSETS AND LIABILITIES (Net)	(0.7)	(68,636)

NET ASSETS	100.0%	$9,695,469

†	Non-income producing security.

(a)	As of June 30, 2014, the values of the securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

See Notes to Financial Statements.

6

[This Page Intentionally Left Blank]

7

Munder Integrity Small/Mid-Cap Value Fund

Statement of Assets and Liabilities, June 30, 2014

ASSETS:
Investments, at value (see accompanying schedule)	$9,764,105
Dividends and interest receivable	10,806
Receivable from Advisor	17,295
Receivable for investment securities sold	70,901
Receivable for Fund shares sold	7,000
Prepaid expenses and other assets	8,962

Total Assets	9,879,069

LIABILITIES:
Payable for investment securities purchased	129,776
Legal and audit fees payable	28,729
Investment advisory fees payable	7,063
Administration fees payable	5,256
Trustees’ fees and expenses payable	4,749
Custody fees payable	2,249
Transfer agency/record keeping fees payable	233
Distribution and shareholder servicing fees payable	102
Accrued expenses and other payables	5,443

Total Liabilities	183,600

NET ASSETS	$9,695,469

Investments, at cost	$7,660,138

See Notes to Financial Statements.

8

NET ASSETS consist of:
Accumulated net investment loss	$—
Accumulated net realized gain on investments sold	533,349
Net unrealized appreciation of investments	2,103,967
Paid-in capital	7,058,153

$9,695,469

NET ASSETS:
Class Y Shares	$9,184,104

Class A Shares	$511,365

SHARES OUTSTANDING:
Class Y Shares	604,050

Class A Shares	33,745

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$15.20

CLASS A SHARES:
Net asset value and redemption price per share	$15.15

Maximum sales charge	5.50%
Maximum offering price per share	$16.03

See Notes to Financial Statements.

9

Munder Integrity Small/Mid-Cap Value Fund

Statement of Operations, For the Year Ended June 30, 2014

INVESTMENT INCOME:
Dividends(a)	$79,663

Total Investment Income	79,663

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	1,004
Investment advisory fees	75,454
Administration fees	64,800
Registration and filing fees	44,240
Custody fees	29,382
Legal and audit fees	29,084
Trustees’ fees and expenses	15,000
Transfer agency/record keeping fees	3,508
Other	19,063

Total Expenses	281,535
Expenses reimbursed by Advisor	(175,734)

Net Expenses	105,801

NET INVESTMENT LOSS	(26,138)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from security transactions	663,712
Net change in unrealized appreciation/(depreciation) of securities	1,318,483

Net realized and unrealized gain on investments	1,982,195

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,956,057

(a)	Net of foreign withholding taxes of $274.

See Notes to Financial Statements.

10

Munder Integrity Small/Mid-Cap Value Fund

Statements of Changes in Net Assets

	Year Ended June 30, 2014	Year Ended June 30, 2013
Net investment income/(loss)	$(26,138)	$603
Net realized gain from security transactions	663,712	36,902
Net change in net unrealized appreciation/(depreciation) of securities	1,318,483	776,949

Net increase in net assets resulting from operations	1,956,057	814,454
Dividends to shareholders from net investment income:
Class Y Shares	—	(572)
Class A Shares	—	(578)
Distributions to shareholders from net realized gain/loss:
Class Y Shares	(123,724)	—
Class A Shares	(6,351)	—
Net increase in net assets from Fund share transactions:
Class Y Shares	473,995	6,105,360
Class A Shares	125,010	68,708

Net increase in net assets	2,424,987	6,987,372
NET ASSETS:
Beginning of year	7,270,482	283,110

End of year	$9,695,469	$7,270,482

Accumulated net investment loss	$—	$—

See Notes to Financial Statements.

11

Munder Integrity Small/Mid-Cap Value Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended June 30, 2014	Year Ended June 30, 2013
Amount
Class Y Shares:
Sold	$855,992	$6,104,788
Issued as reinvestment of dividends and distributions	123,724	572
Redeemed	(505,721)	—

Net increase	$473,995	$6,105,360

Class A Shares:
Sold	$121,534	$68,213
Issued as reinvestment of dividends and distributions	6,351	578
Redeemed	(2,875)	(83)

Net increase	$125,010	$68,708

See Notes to Financial Statements.

12

	Year Ended June 30, 2014	Year Ended June 30, 2013
Shares
Class Y Shares:
Sold	58,722	561,845
Issued as reinvestment of dividends and distributions	8,775	55
Redeemed	(35,367)	—

Net increase	32,130	561,900

Class A Shares:
Sold	8,785	5,863
Issued as reinvestment of dividends and distributions	451	55
Redeemed	(219)	(6)

Net increase	9,017	5,912

See Notes to Financial Statements.

13

Munder Integrity Small/Mid-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year Ended 06/30/14(b)	Year Ended 06/30/13(b)	Year Ended 06/30/12(b)
Net asset value, beginning of period	$12.19	$9.83	$10.00

Income/(loss) from investment operations:
Net investment income/(loss)	(0.04)	0.00 (c)	0.03
Net realized and unrealized gain/(loss) on investments	3.27	2.42	(0.18)

Total from investment operations	3.23	2.42	(0.15)

Less distributions:
Dividends from net investment income	—	(0.06)	(0.02)
Distributions from net realized gains	(0.22)	—	—

Total distributions	(0.22)	(0.06)	(0.02)

Net asset value, end of period	$15.20	$12.19	$9.83

Total return(d)	26.60%	24.69%	(1.51)%

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$9,184	$6,969	$98
Ratio of operating expenses to average net assets	1.25%	1.25%	1.25%
Ratio of net investment income/(loss) to average net assets	(0.30)%	0.01%	0.34%
Portfolio turnover rate	50%	58%	58%
Ratio of operating expenses to average net assets without expense reimbursements	3.35%	4.93%	142.51%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on July 1, 2011.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Amount is less than $0.005 per share.
(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

14

A Shares

Year Ended 06/30/14(b)	Year Ended 06/30/13(b)	Year Ended 06/30/12(b)

$12.18	$9.81	$10.00

(0.08)	0.01	0.01
3.27	2.39	(0.19)

3.19	2.40	(0.18)

—	(0.03)	(0.01)
(0.22)	—	—

(0.22)	(0.03)	(0.01)

$15.15	$12.18	$9.81

26.29%	24.52%	(1.83)%

$511	$301	$185
1.50%	1.50%	1.50%
(0.55)%	0.09%	0.11%
50%	58%	58%
3.60%	36.42%	134.94%

See Notes to Financial Statements.

15

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2014

1.	Organization

As of June 30, 2014, the Munder Funds consisted of 11 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder Integrity Small/Mid-Cap Value Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to seek to achieve capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 2 classes of shares — Class A and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges.

The Board of Trustees has approved the merger of the Fund with and into a separate, newly created series of The Victory Portfolios, subject to the approval of the Fund’s shareholders. The Board of Trustees has also called for a special meeting of the shareholders of the Fund to vote on the merger, which is scheduled for September 9, 2014. If approved, the merger will occur as soon as practicable after the meeting.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if

16

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (continued)

any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuation determinations may be made using a market-based approach that involves a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information. Discounts also may be applied due to the nature or duration of any restrictions on the disposition of the investments. The pricing committee monitors the valuation approaches that it employs by reviewing, without limitation, key inputs and assumptions and any related market activity. Due to the inherent uncertainty of fair valuations, a fair value may differ significantly from the value that would have been used had an active market existed.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

17

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2014:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$9,764,105
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$9,764,105

Securities or other financial instruments that transfer between levels during the period are treated as though the transfer occurred at the beginning of the period. There were no transfers into or out of any levels as described above, during the fiscal year ended June 30, 2014.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method, subject to certain minimums. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

18

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (continued)

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2014.

The Fund is subject to examination by U.S. federal and state tax authorities for all periods since inception of the Fund.

3.	Investment Advisor, Sub-Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.90% on the first $300 million of its average daily net assets; and 0.85% on average daily net assets exceeding $300 million. During the year ended June 30, 2014, the Fund paid an annual effective rate of 0.90% for advisory services.

Integrity Asset Management, LLC (“Integrity”), a wholly owned subsidiary of the Advisor, serves as sub-advisor to the Fund. Pursuant to an investment sub-advisory agreement with the Advisor, Integrity is responsible for the day-to-day management of the Fund, including, without limitation, providing a program of continuous investment management to the Fund in accordance with the Fund’s investment objective, strategies, policies and limitations, investing and reinvesting the assets of the Fund, overseeing the placement of purchase and sale orders for the Fund and providing research services for the Fund. For its services with regard to the Fund, Integrity is entitled to receive from the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.60% of its average daily net assets.

Pursuant to a written Expense Limitation Agreement with the Fund, the Advisor agreed to waive fees or reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 1.50% and 1.25% for Class A and Class Y Shares, respectively

19

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (continued)

(collectively, “Target Operating Expenses”). For the year ended June 30, 2014, the Advisor reimbursed expenses pursuant to the Expense Limitation Agreement on behalf of the Fund totaling $175,734, which are reflected as expenses reimbursed by Advisor in the accompanying Statement of Operations.

Pursuant to a separate written Agreement with the Fund (the “Repayment Agreement”), the Advisor may seek repayment from the Fund for Fund expenses it reimbursed under the Expense Limitation Agreement. At June 30, 2014, the total amount eligible for repayment to the Advisor was $645,711, of which $270,677 expires in 2015, $199,300 expires in 2016, $175,734 expires in 2017. The Fund may only grant such repayment provided (1) its actual total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) are below the Target Operating Expenses and (2) it receives approval from the Board of Trustees. The Repayment Agreement is subject to annual review by the Board of Trustees.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates, subject to a Fund minimum fee of $56,000:

Fund Net Assets	Annual Fee
First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2014, the Advisor earned $64,800 before payment of sub-administration fees and $41,333 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2014, the Fund paid an annual effective rate of 0.7634% before expense reimbursements and 0.00% after expense reimbursements for administrative services.

During the year ended June 30, 2014, each Trustee was paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and

20

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (continued)

Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2014, no officer, director or employee of the Advisor, Integrity, or any of their affiliates received any compensation from MST.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) that applies to the Fund’s Class A Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rate payable under the Plan for Class A Shares is 0.25% of average daily net assets.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $4,337,225 and $4,061,726, respectively, for the year ended June 30, 2014.

At June 30, 2014, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $2,140,304, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $45,924 and net appreciation for tax purposes was $2,094,380. At June 30, 2014, aggregate cost for tax purposes was $7,669,725.

6.	Revolving Line of Credit

Effective December 4, 2013, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and

21

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (continued)

other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee equal to 0.11% per annum on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. During the year ended June 30, 2014, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2014, total commitment fees for the Fund were $59.

7.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2014, permanent differences resulting primarily from ordinary loss netting to reduce short term capital gains and non-taxable dividend adjustments to income were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$26,138	$(26,138)	$—

22

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (continued)

The tax character of dividends paid to shareholders during the years ended June 30, 2014 and June 30, 2013 was as follows:

	Ordinary Income	Long-Term Capital Gains	Total
June 30, 2014	$126,033	$4,042	$130,075
June 30, 2013	1,150	—	1,150

At June 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Capital Gains	Unrealized Appreciation	Total
$122,744	$420,192	$2,094,380	$2,637,316

The differences between book and tax distributable earnings were primarily due to wash sales.

23

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Integrity Small/Mid-Cap Value Fund and Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder Integrity Small/Mid-Cap Value Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2014, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the period indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Integrity Small/Mid-Cap Value Fund of Munder Series Trust at June 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the period indicated therein in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 25, 2014

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Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

9.	Tax Information (Unaudited)

Of the distributions paid by the Fund, 44.74% will qualify for the dividend deducting available to corporate shareholders.

For the fiscal year ended June 30, 2014, the Fund designated approximately $79,937 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

For the year ended June 30, 2014, the amount of long-term capital gain distributions designated by the Fund was $4,042.

10.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

11.	Proxy Voting Policies and Procedures (Unaudited)

A description of the proxy voting policies and procedures of the Advisor and Integrity, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

12.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

25

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

13.	Approval of Investment Advisory Agreement and Sub-Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). The Advisor has retained Integrity Asset Management, LLC (“Integrity”), a wholly owned subsidiary of the Advisor, to serve as sub-advisor to the Fund pursuant to the terms of an Investment Sub-Advisory Agreement dated March 1, 2011, as amended (“Sub-Advisory Agreement”). At an in-person meeting held on May 12-13, 2014, the Board of Trustees unanimously voted to approve the continuation of each of the Advisory Agreement and the Sub-Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2014.

In determining whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement, the Board requested, and received from the Advisor and Integrity, information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. The Board and counsel to the “Non-Interested Trustees” had an opportunity to review such information in advance of the meeting. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.)

Both in Board meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and the Sub-Advisory Agreement and in other Board meetings held during the course of the fiscal year (including, in particular, the February 2014 Board meeting), the Board received materials relating to the services provided to the Munder Funds by the Advisor and Integrity and other relevant factors. In evaluating the Advisory Agreement and the Sub-Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement and the Sub-Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, regarding the Advisor, Integrity, each of their services, and the Munder Funds.

As discussed in greater detail below, the Board considered a number of factors in evaluating whether each of the Advisory Agreement and the Sub-Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as with their deliberations regarding the continuation of the Advisory Agreement and the Sub-Advisory

26

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

Agreement. The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewals of the Advisory Agreement and the Sub-Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of this comprehensive evaluation process. The determinations to approve the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement were made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by each of the Advisor and Integrity to the Fund under the Agreements: With respect to this factor, the Board considered:

•

the general experience, business, operations and financial condition of each of the Advisor and Integrity. In connection with these considerations, the Board was presented with detailed information concerning the current ownership and organizational structures of the Advisor and Integrity, recent changes within the organizations (including key personnel changes) and the financial conditions of the Advisor and Integrity;

•

the qualifications of management of each of the Advisor and Integrity and of persons providing portfolio management and other key services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor and Integrity, personnel changes and changes in employee responsibilities within the Advisor and Integrity in 2013 and 2014, the organizational structure and depth of Integrity’s portfolio management team, and the structure of Integrity’s compensation of key investment personnel;

•	the services provided by the Advisor and Integrity to the Fund during the previous year and the services anticipated to be provided to the Fund in the upcoming year;

•	how responsibilities are shared and coordinated between the Advisor and Integrity with respect to the Fund and the processes used by the Advisor to oversee Integrity’s activities;

27

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

•

the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through contractual waivers of a portion of the investment advisory fees, the addition of contractual fee breakpoints or a contractual reduction of its advisory fees), although no such adjustments were made to the Fund’s investment advisory fees during the current period;

•	the Advisor’s performance generally with respect to all of the Munder Funds and Integrity’s performance more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•	the information provided by each of the Advisor and Integrity in their respective Forms ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of each of the Advisory Agreement and the Sub-Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board supported approval of the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement.

(b) The investment performance of the Fund and the Advisor and Integrity: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2013, including (1) the one-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the total returns, on a net basis, of the Fund’s Class Y Shares for the one-year period as compared to the performance of a small group of funds in the same Morningstar category as the Fund and having average assets in a range comparable to the Fund’s average assets; and (4) the Fund’s one-year total return as compared to the performance of a larger group of funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2013: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of its benchmark for the one-year and since inception periods, and (2) the Fund’s average annual total returns for Class Y Shares, on

28

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

a net basis, trailed the median performance of the Fund’s Lipper peer group for the one-year period. In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2014. The Board also considered information provided by the Advisor regarding its ongoing efforts to enhance investment results both with respect to the Fund and generally with respect to all of the Munder Funds.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and Integrity and their respective affiliates from the relationships with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor and Integrity in 2013, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor and Integrity over the 12 months ending on December 31, 2014, with respect to all services provided by the Advisor and Integrity to the Fund, based on certain assumptions disclosed to the Board. The Board considered the costs relating to the Advisor’s and Integrity’s services in light of the Fund’s performance. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor under the Advisory Agreement and by Integrity under the Sub-Advisory Agreement were not unreasonable in light of the costs relating to the services that the Advisor and Integrity provide to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory and other fees and expenses of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (by reducing its contractual advisory fees, through the implementation of contractual breakpoints or through the implementation of contractual waivers) in an overall effort to reduce the total operating expenses of the Munder Funds. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints, reductions in contractual advisory fees or contractual advisory fee waivers with respect to certain of the Munder Funds in recent years. The Board also noted the contractual breakpoint in the advisory fee schedule for the Fund. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders.

29

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in the past several years to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the transfer agency fees, which took effect in June 2011.

Based on these facts and considerations, the Board concluded that the Advisor’s efforts in this regard supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund and having average assets in a range comparable to the Fund’s average assets. In addition, the Board received separate information that compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers. The Board also considered information provided regarding the fees that Integrity charge to other investment advisory clients, including institutional separate accounts and other registered investment companies, with investment objectives and strategies substantially similar to the Fund, and noted the relative scope of the management of and the services provided to those types of accounts versus the Fund.

The Board also considered the Fund’s total operating expense ratio (on both a gross and net basis) in comparison to those of other funds in the same Morningstar category as the Fund and having average assets in a range comparable to the Fund’s average assets, and the Fund’s total operating expense ratio on a gross basis (and certain components of the total operating expense ratio) in comparison to a larger group of funds in the same Morningstar category as the Fund. In light of fees charged to other funds in the Fund’s Morningstar category, the Board noted that certain contractual expense limitations and/or fee waiver arrangements were currently in place to maintain a competitive cost structure.

Based on these considerations and comparisons, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement or the Sub-Advisory Agreement.

30

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

(f) Benefits derived or to be derived by the Advisor or Integrity from the relationships with the Fund: The Board considered the representations that, beyond the fees earned by the Advisor, Integrity and their affiliates for providing services to the Fund, the Advisor or Integrity may benefit from its relationship with the Fund in the sense that consultants and potential institutional separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s and Integrity’s representation that, while money managers may benefit from the use of “soft dollars” obtained from broker-dealers through the payment of commissions on trades in client accounts, each of the Advisor and Integrity limits soft dollar usage to research and brokerage products and services that the Advisor or Integrity, as applicable, believes are permitted under the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934. Based on these facts and considerations, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement or the Sub-Advisory Agreement.

(g) Additional information considered by the Board: The Board considered that Victory Capital Holdings, Inc. (“VCH”) had entered into an agreement with the Advisor’s parent companies pursuant to which VCH will acquire all of the ownership interests of the Advisor and Integrity (“Transaction”). Upon the closing of the Transaction, all or most all of the investment professionals and certain other key employees of the Advisor and Integrity are expected to become employees of Victory Capital Management Inc. (“Victory”). The Board also considered that, as part of the larger plans to integrate the advisory businesses of the Advisor and Victory in connection with the Transaction, the Trustees were also asked to consider the approval of the reorganization of the Fund into a corresponding series of The Victory Portfolios (“Victory Fund”). The Board noted that if the Fund’s shareholders approve the reorganization, shareholders of the Fund will become shareholders of the Victory Fund and the Fund’s Advisory Agreement with the Advisor would be terminated and replaced with an agreement with a new entity. The Board also noted that the new entity would enter into a new sub-advisory agreement with Integrity.

Based upon its comprehensive review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions as discussed above, the Board unanimously approved each of the Advisory Agreement and the Sub-Advisory Agreement for an additional annual period commencing on July 1, 2014.

31

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

14.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2014, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 66	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	Chairman, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 9/11); President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (12/05 to 9/11).	11	NVR, Inc. (homebuilding and mortgage banking) (since 12/11); Chesapeake Lodging Trust (real estate investment trust) (since 1/10); DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07).

John Rakolta Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 67	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	11	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 65	Trustee	Indefinite; since 2/03	President, Business Roundtable (association of business chief executive officers) (since 1/11); President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (10/04-1/11).	11	K12, Inc. (provider of online education) (since 11/12); Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Airlines (10/08 to 7/12).

32

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

P. Lemke c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 59	Trustee	Indefinite; since 01/14	Retired (since 4/13): Executive Vice President and General Counsel, Legg Mason, Inc. (asset management) (2/05-3/13).	11	AXA Premier VIP Trust (registered investment company with 36 portfolios) (since 1/14); The Advisors’ Inner Circle Fund III (registered investment company with 6 portfolios) (since 3/14); J.P. Morgan Exchange-Traded Fund Trust (registered investment company with 4 portfolios) (since 5/14); ICI Mutual Insurance Company (2009-3/13).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05).	11	Masco Corporation (manufacturer of home improvement and building products) (since 12/06); Taubman Centers, Inc. (real estate investment trust) (since 1/97).
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 75	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	11	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., a sub-advisor to a separate series of MST. Prior to December 29, 2006, Comerica was also the indirect parent company of the Advisor.

33

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 54	President and Principal Executive Officer	through 2/15; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Integrity Asset Management, LLC (investment advisor) (since 6/12); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/15; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Integrity Asset Management, LLC (investment advisor) (since 6/12); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 48	Vice President and Principal Financial Officer	through 2/15; since 2/01	Managing Director, Chief Financial Officer and Treasurer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Managing Director and Chief Financial Officer of Integrity Asset Management, LLC (investment advisor) (since 6/12); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 42	Treasurer and Principal Accounting Officer	through 2/15; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 38	Assistant Treasurer	through 2/15; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08).

34

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 59	Assistant Secretary	through 2/15; since 8/99	Associate General Counsel and Assistant Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98); Associate General Counsel and Assistant Secretary of Integrity Asset Management, LLC (investment advisor) (since 6/12).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 49	Assistant Secretary	through 2/15; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 46	Assistant Secretary	through 2/15; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

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37

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman

John Rakolta Jr., Vice Chairman

John Engler

Thomas P. Lemke

Michael T. Monahan

Lisa A. Payne

OFFICERS

James V. FitzGerald, President and Principal Executive Officer

Peter K. Hoglund, Vice President and Principal Financial Officer

Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer

David W. Rumph, Treasurer and Principal Accounting Officer

Amy D. Eisenbeis, Assistant Secretary

Francine S. Hayes, Assistant Secretary

Mary Ann C. Shumaker, Assistant Secretary

Kevin R. Kuhl, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management

Munder Capital Center

480 Pierce Street

Birmingham, MI 48009

SUB-ADVISOR

Integrity Asset Management, LLC

18500 Lake Road, Suite 300

Rocky River, OH 44116

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

LEGAL COUNSEL

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

ANNSMIDVAL614

ANNUAL REPORT

June 30, 2014

Munder International

Fund — Core Equity

Class Y, A, C, & I Shares

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The Munder Funds® Letter to Shareholders

DEAR SHAREHOLDERS:

The twelve months ended June 30, 2014 yielded exceptional global equity returns and positive fixed income returns. However, the period was not without its share of potentially adverse factors, especially during the second half of the year. Severe winter weather, global geopolitical unrest, mixed signals from the new Fed Chair and anemic first quarter 2014 gross domestic product (“GDP”) growth in the United States created an unusual and, at times, uncertain market environment. The calendar year started with the worst January the markets have experienced since the financial crisis, leading to increased negative sentiment. While the broad indexes had modest corrections, certain sectors of the market experienced more significant downward pressure (technology and biotech leading the pack). However, the global markets proved resilient, and returns remained solidly positive during the six months ended June 30. Supporting the market rebound were generally positive economic indicators, including improving consumer confidence, increased capital expenditures, increased bank loan activity, lower unemployment and robust vehicle sales. The housing market continued to be a concern, with new housing starts and building permits showing some weakness.

The Fed, the wizard behind the curtain of market action, maintained its loose money policy, although tapering of monthly bond purchases continued. The Fed Chairwoman stated that short term rates would remain historically low until GDP growth and unemployment combine to create a receptive environment for tightening. Stay tuned.

Now to the numbers. Domestically, the S&P 500® Index (a measure of the large-cap sector of the U.S. stock market) returned 24.61% for the twelve months ended June 30, 2014. This is particularly interesting given that the S&P 500® Index fell 5.8% between December 31, 2013 and February 3, 2014. The large-cap market, as measured by the Russell 1000® Indices, showed a bias toward growth versus value stocks, with growth outperforming value by over 3 percentage points. Mid-cap stocks slightly outperformed their large-cap cousins, with the Russell Midcap Index®, a measure of the mid-cap segment of the U.S. equity universe, returning 26.85% for the twelve months ended June 30. In contrast to large-cap stocks, mid-cap value stocks outperformed mid-cap growth stocks, as measured by the Russell Midcap® Indices, by just under 2 percentage points. Small-cap stocks, as measured by the Russell 2000® Index, a measure of the small-cap segment of the U.S. equity universe, performed slightly below the S&P 500® Index, returning 23.64% for the twelve months ended June 30. As in the large-cap universe, small-cap growth stocks outperformed small-cap value stocks, as measured by the Russell 2000® Indices, by just over 2 percentage points.

International markets also provided very robust returns. The MSCI EAFE Index (net dividends), a measure of the equity market performance of developed markets excluding the U.S. and Canada, returned 23.57%, while the S&P® Developed ex-US Small Cap Index, a measure of the small-capitalization segment of developed markets excluding the U.S., was up 29.95%. Emerging markets, which have been volatile and difficult to navigate, also ended the twelve month period with strong performance as the S&P® Emerging Plus Small-Cap Index, a measure of the small-capitalization segment of emerging markets plus Korea, returned 16.00%. Clearly, while the world continues to present ongoing challenges, global investors are anticipating continued and improving global economic growth.

The fixed income markets continue to confound. Despite historically low rates and consensus (and actual commitment) by the Fed to eventually raise rates, the fixed income markets provided positive returns. The Barclays U.S. Aggregate Bond Index, a measure of the investment grade U.S. dollar-denominated, fixed-rate taxable bond market, was up 4.37% for the twelve months ended June 30, 2014.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, I encourage you to contact your financial advisor. You may also contact the Funds at 1-800-468-6337 or through our website at www.munder.com. My colleagues and I sincerely appreciate the confidence you have placed in the Munder Funds and we value the opportunity to help you meet your investment goals.

Very Truly Yours,

James FitzGerald

President and Principal Executive Officer, The Munder Funds

President, Munder Capital Management

ii	Performance History
iv	Management’s Discussion of Fund Performance
viii	Shareholder Fee Example

1	Portfolio of Investments
12	Statement of Assets and Liabilities
14	Statement of Operations
15	Statements of Changes in Net Assets
16	Statements of Changes in Net Assets — Capital Stock Activity
18	Financial Highlights
22	Notes to Financial Statements
33	Report of Independent Registered Public Accounting Firm
34	Notes to Financial Statements — Unaudited

Risks:    Investors should note that investments in foreign securities involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. There are greater risks involved in investing in emerging market countries than those associated with investment in developed foreign markets. A substantial portion of the Fund’s assets is invested in securities of Japanese and U.K. issuers; therefore, adverse market conditions impacting those countries may have a more pronounced effect on the Fund.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Munder Funds distributed through Funds Distributor, LLC.

i

Performance History (Unaudited)

The line graph represents the performance of the Fund’s Class Y Shares. Due to differing sales charges and expenses, performance of classes not shown in the graph will differ. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

GROWTH OF AN ASSUMED $10,000 INVESTMENT SINCE INCEPTION(1)

THROUGH 6/30/14

Class (Inception Date)	With Load		Without Load	MSCI ACWI ex USA Index (Net Dividends)
CLASS Y (8/16/07)	N/A		$9,808	$12,063
CLASS A (8/16/07)	$9,119	(2)	$9,648	$12,063
CLASS C (8/16/07)	N/A		$9,139	$12,063
CLASS I (8/16/07)	N/A		$9,988	$12,063

ii

AVERAGE ANNUAL TOTAL RETURNS (AS OF 6/30/14)

Class (Inception Date)	One Year w/load		One Year w/out load	Five Year w/load		Five Year w/out load	Since Inception w/load		Since Inception w/out load
CLASS Y (8/16/07)	N/A		24.57%	N/A		11.75%	N/A		(0.28)%
CLASS A (8/16/07)	17.33%	(2)	24.25%	10.19%	(2)	11.46%	(1.33)%	(2)	(0.52)%
CLASS C (8/16/07)	22.50%	(3)	23.50%	N/A		10.57%	N/A		(1.30)%
CLASS I (8/16/07)	N/A		24.84%	N/A		12.03%	N/A		(0.02)%

(1)	Amounts represent the growth of a $10,000 investment since inception of the share class.
(2)	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.
(3)	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, for Class Y, A, C and I Shares during the fiscal year ended 6/30/13 the gross expense ratios were 3.07%, 3.00%, 3.74% and 5.68%, respectively, and the net expense ratios were 1.27%, 1.52%, 2.27% and 1.01%, respectively. Munder Capital Management has contractually agreed to limit certain expenses of the Fund through at least 10/31/15. Expense ratios for the fiscal year ended 6/30/14 are included in this Annual Report in the Financial Highlights. Munder Capital Management reimbursed certain expenses of the Fund’s Class Y, A, C and I Shares during the 2007-2014 calendar years. Munder Capital Management also made a voluntary capital contribution to the Fund during the 2007 calendar year. Total returns would have been lower if Munder Capital Management had not limited expenses or made a capital contribution during those periods.

iii

Management’s Discussion of Fund Performance (Unaudited)

INVESTMENT PROCESS HIGHLIGHTS

The Munder International Fund — Core Equity’s management team seeks to provide long-term growth of capital in the Fund by investing primarily in equity securities of companies in countries represented in the MSCI ACWI ex USA Index, but may also invest in companies from other countries. The team selects stocks using a blend of fundamental research and quantitative analysis, focusing on both positive business momentum and favorable valuation. The team uses risk controls to help avoid unintended risk and highlight security selection as a key part of the overall construction of the Fund. The Fund’s investment allocation to countries and sectors tends to closely approximate the country and sector allocations of the MSCI ACWI ex USA Index. To ensure a diversified geographic portfolio, the Fund invests in a minimum of ten countries. There is no limit on the market capitalization in which the Fund may invest; therefore, the Fund’s investments may include small-, mid- and large-capitalization companies.

The management team’s investment approach is designed to achieve consistent long-term returns across the full breadth of market conditions and economic cycles. The focus of its investment process is on security selection and risk management. The team believes this is the best way to position the Fund to achieve an optimal balance between potential reward and investment risk over a complete market cycle.

INVESTING ENVIRONMENT

International markets rose over the twelve months ended June 30, 2014, as economic policy transparency provided investors with confidence that recent market stability was sustainable. There was a wide dispersion among country returns within the MSCI ACWI ex USA Index, as developed markets continued to outperform emerging markets. Europe (+30.6%) outperformed Asia ex-Japan (+18.9%). The peripheral European markets of Italy (+51.5%), Greece (+54.5%), and Spain (+57.2%) were among the best performing countries in the Index. There is no doubt that the economic climate in Europe was considerably better than it was two years ago. The stimulus measures implemented by the European Central Bank (ECB) as recently as June will likely continue to boost consumer confidence and investor sentiment. Indonesia fell 11.9% and was one of the worst performing countries. The Indonesian central bank unexpectedly raised its benchmark rate to stem capital outflows and support the rupiah. Turkey dropped 3.4%. A spreading corruption crisis damaged investor confidence in Turkey and sent the lira to a record low. All ten sectors in the MSCI ACWI ex USA Index posted a positive return for the period. Energy stocks rose 27.5% as violence in Iraq and Syria sent Brent Crude (a major trading classification of light crude oil that serves as a major benchmark price for purchases of oil worldwide) over $115. The consumer staples sector was the laggard as it rose just 14.4%. The Fund’s exposure to relative value and improving business momentum was beneficial to performance. The Fund remained focused on stock selection while adhering to the management team’s strict country and sector risk controls.

iv

COUNTRY ALLOCATION*
United Kingdom	15.2%
Japan	14.4%
Canada	7.2%
Switzerland	6.8%
Germany	5.9%
France	5.7%
Australia	4.6%
China	3.2%
South Korea	3.1%
Taiwan	2.8%
Hong Kong	2.7%
Spain	2.4%
Brazil	2.2%
Sweden	2.0%
Other	21.8%

Total	100.0%

As a percentage of net assets as of 6/30/14.

* Country classification is based on the country classification assigned within the Fund’s benchmark and does not include exposure through holdings of foreign currencies.

PERFORMANCE DISCUSSION

During the twelve-month period ended June 30, 2014, the Fund returned 24.57%, outperforming the MSCI ACWI ex USA Index (net dividends), which returned 21.75% over the same period.

Notable contributors to the Fund’s performance during the past year included: Shire PLC, which develops, manufactures and markets pharmaceuticals; Pandora A/S, which manufactures and sells jewelry; LARGAN Precision Co., Ltd., which designs, manufactures, and sells optoelectronic components; Airbus Group NV, which manufactures aerospace and defense equipment; and Kroton Educacional S.A, which provides primary, secondary and post secondary educational services.

Notable detractors to the Fund’s performance during the past year included: Turkiye Halk Bankasi Anonim Sirketi, which provides banking and financial services; PT Telekomunikasi Indonesia, Tbk, which provides fixed line and wireless telecommunications services in Indonesia; ICICI Bank Limited, which provides commercial and retail banking services; Shimamura Co., Ltd., which retails women’s apparels and accessories; and Thai Beverage Public Co., Ltd., which brews and distributes beer and spirits.

FUND CHANGES

The Fund’s management team identified several new investment opportunities for the Fund during the period, including: Lotte Chilsung Beverage Co Ltd, a beverage manufacturer; Investec PLC, a global financial services company; Telekom Malaysia Bhd, a telecommunication services provider; ICON PLC, a clinical research organization for the health care industry; and GDF Suez, a gas, electricity, and associated energy provider.

The team funded these positions in part by selling the Fund’s positions in: Credit Suisse Group, a global financial services company; Deutsche Telecom, a telecommunication services company; Infosys, an information technology consulting and software services company; Liberty Holdings Ltd., an investment holding company; and Great Wall Motor Co., a manufacturer of pick-up trucks and sports utility vehicles.

v

The Fund’s performance contained in the Management’s Discussion of Fund Performance is based on Class Y Shares of the Fund. Performance of the other classes of shares will differ. Management’s Discussion of Fund Performance presents information about the Fund’s holdings that are believed to be accurate, and the views of the portfolio managers, as of June 30, 2014. The Fund’s holdings, the information about the Fund’s holdings and the views of the portfolio managers may change, and the Fund disclaims any obligation to advise shareholders of any such changes. Discussions regarding specific holdings are for illustration only and are not intended as recommendations to purchase or sell individual stocks. A complete list of Fund holdings as of June 30, 2014 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

The MSCI ACWI ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Returns provided for the MSCI ACWI ex USA Index are net dividends (i.e., net of foreign withholding taxes applicable to U.S. investors). Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

vi

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vii

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2014 through June 30, 2014.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

viii

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period* 1/1/14-6/30/14	Annualized Expense Ratio
Actual
Class Y	$1,000.00	$1,058.70	$6.23	1.22%
Class A	$1,000.00	$1,057.20	$7.50	1.47%
Class C	$1,000.00	$1,054.50	$11.31	2.22%
Class I	$1,000.00	$1,058.70	$4.90	0.96%
Hypothetical
Class Y	$1,000.00	$1,018.74	$6.11	1.22%
Class A	$1,000.00	$1,017.50	$7.35	1.47%
Class C	$1,000.00	$1,013.79	$11.08	2.22%
Class I	$1,000.00	$1,020.03	$4.81	0.96%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

ix

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x

Munder International Fund — Core Equity

Portfolio of Investments, June 30, 2014

Shares		Value(a)

COMMON STOCKS — 96.6%
Australia — 4.6%
7,325	Australia & New Zealand Banking Group Ltd	$230,283
54,327	Beach Energy Ltd	86,062
1,546	Commonwealth Bank of Australia	117,907
121,299	Dexus Property Group	126,961
28,168	Fortescue Metals Group Ltd	115,540
25,534	Insurance Australia Group Ltd	140,611
2,401	Macquarie Group Ltd	135,004
9,185	Oil Search Ltd	83,752
2,578	Rio Tinto Ltd	144,178
5,241	Westpac Banking Corp	167,435

		1,347,733

Belgium — 1.5%
2,712	Anheuser-Busch InBev NV	311,566
1,645	Delhaize Group SA	111,296

		422,862

Brazil — 1.6%
8,800	Kroton Educacional SA	246,774
5,000	Porto Seguro SA	72,098
9,970	Vale SA, ADR	131,903

		450,775

Canada — 7.2%
6,688	Alimentation Couche Tard Inc, Class B	183,206
4,211	Canadian Apartment Properties REIT	90,215
3,199	Canadian Imperial Bank of Commerce	291,104
4,292	Canadian Natural Resources Ltd	197,214
658	Canadian Pacific Railway Ltd	119,205
4,705	Canfor Corp †	103,003
15,623	Gran Tierra Energy Inc †	126,940
993	Magna International Inc	106,889
7,531	Manulife Financial Corp	149,695
33,759	OceanaGold Corp †	104,721
3,907	Royal Bank of Canada	279,299
8,013	Suncor Energy Inc	341,682

		2,093,173

China — 3.2%
26,000	Anhui Conch Cement Co Ltd, H Shares	89,737
350,275	Bank of China Ltd, H Shares	156,825
51,875	China Oilfield Services Ltd, H Shares	124,628

See Notes to Financial Statements.

1

Munder International Fund — Core Equity

Portfolio of Investments, June 30, 2014 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
China (Continued)
104,000	China Petroleum & Chemical Corp, H Shares	$99,298
116,075	China Railway Construction Corp Ltd, H Shares	102,440
198,000	Datang International Power Generation Co Ltd, H Shares	77,408
298,250	Industrial & Commercial Bank of China Ltd, H Shares	188,561
6,500	Tencent Holdings Ltd	99,382

		938,279

Denmark — 1.8%
65	AP Moeller — Maersk A/S, Class B	161,520
2,978	Danske Bank A/S	84,174
3,589	Pandora A/S	275,197

		520,891

Finland — 1.0%
2,915	Elisa OYJ	89,170
3,092	Huhtamaki OYJ	80,867
2,608	Sampo Oyj, A Shares	131,954

		301,991

France — 5.7%
1,600	Airbus Group NV	107,222
1,249	Cap Gemini SA	89,104
5,437	Carrefour SA	200,565
5,130	Credit Agricole SA	72,353
3,906	GDF Suez	107,531
934	Ingenico	81,276
6,663	Orange SA	105,150
3,716	Societe Generale SA	194,654
2,279	Teleperformance	139,664
836	Total SA	60,419
2,270	Total SA, ADR	163,894
1,343	Valeo SA	180,385
2,145	Vinci SA	160,368

		1,662,585

Germany — 5.5%
1,999	BASF SE	232,747
1,858	Bayer AG	262,430
2,356	Daimler AG	220,663
5,117	Deutsche Post AG	185,047
2,715	Freenet AG	86,361
2,083	Hannover Rueck SE	187,707

See Notes to Financial Statements.

2

Shares		Value(a)
Germany (Continued)
944	Henkel AG & Co KGaA	$95,008
8,233	Infineon Technologies AG	102,915
1,088	Siemens AG	143,691
1,797	United Internet AG	79,171

		1,595,740

Greece — 0.4%
6,817	Hellenic Telecommunications Organization SA †	100,813

Hong Kong — 2.7%
26,000	BOC Hong Kong Holdings Ltd	75,312
10,825	Cheung Kong Holdings Ltd	191,907
23,875	Cheung Kong Infrastructure Holdings Ltd	165,268
19,000	Hutchison Whampoa Ltd	259,613
12,400	Sands China Ltd	93,995

		786,095

India — 1.4%
1,886	Dr Reddy’s Laboratories Ltd, ADR	81,381
3,518	HCL Technologies Ltd	87,916
24,726	LIC Housing Finance Ltd	134,637
13,865	Tata Motors Ltd	99,265

		403,199

Indonesia — 0.3%
32,300	Astra Agro Lestari Tbk PT	76,765

Ireland — 0.6%
1,775	ICON PLC †	83,620
4,407	Smurfit Kappa Group PLC	100,716

		184,336

Israel — 1.0%
46,105	Bezeq The Israeli Telecommunication Corp Ltd	86,392
3,714	Teva Pharmaceutical Industries Ltd	196,334

		282,726

Italy — 1.1%
26,119	Enel SpA	152,143
2,790	Gtech Spa	68,193
17,234	Snam SpA	103,834

		324,170

Japan — 14.4%
12,000	Asahi Kasei Corp	91,802
7,000	Astellas Pharma Inc	91,970

See Notes to Financial Statements.

3

Munder International Fund — Core Equity

Portfolio of Investments, June 30, 2014 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Japan (Continued)
7,000	Bridgestone Corp	$244,953
3,000	Canon Inc	97,606
1,500	Central Japan Railway Co	213,958
14,700	Chiba Bank Ltd/The	103,751
7,900	Daiwa House Industry Co Ltd	163,763
3,100	Fuji Heavy Industries Ltd	85,835
13,000	Fujitsu Ltd	97,399
1,700	KDDI Corp	103,690
7,100	Mitsui & Co Ltd	113,819
19,000	Mitsui OSK Lines Ltd	70,707
46,700	Mizuho Financial Group Inc	95,885
3,000	MS&AD Insurance Group Holdings Inc	72,464
1,300	Murata Manufacturing Co Ltd	121,665
4,000	NH Foods Ltd	78,140
1,800	Nihon Kohden Corp	90,262
26,000	Nippon Steel & Sumitomo Metal Corp	83,155
357	Nippon Telegraph & Telephone Corp	22,265
3,090	Nippon Telegraph & Telephone Corp, ADR	96,439
14,700	Nomura Holdings Inc	104,041
11,544	NSK Ltd	150,076
2,600	Omron Corp	109,590
10,400	ORIX Corp	172,367
3,600	Otsuka Holdings Co Ltd	111,584
7,200	Panasonic Corp	87,703
6,700	Sekisui House Ltd	91,864
4,000	Seven & I Holdings Co Ltd	168,521
2,150	SoftBank Corp	160,085
7,000	Sumitomo Corp	94,526
6,000	Sumitomo Metal Mining Co Ltd	97,429
5,325	Sumitomo Mitsui Financial Group Inc	223,082
15,925	Tokyo Gas Co Ltd	93,061
5,025	Toyota Motor Corp	301,783
1,600	Tsuruha Holdings Inc	88,288

		4,193,528

Malaysia — 1.1%
20,200	Hong Leong Financial Group Bhd	101,535
33,900	RHB Capital Bhd	90,266
64,600	Telekom Malaysia Bhd	127,752

		319,553

See Notes to Financial Statements.

4

Shares		Value(a)
Mexico — 1.0%
11,500	Gruma SAB de CV, Class B †	$137,635
46,500	OHL Mexico SAB de CV †	141,935

		279,570

Netherlands — 1.0%
8,429	ING Groep NV, DR †	118,419
8,525	Koninklijke Ahold NV	160,041

		278,460

Norway — 1.8%
9,352	DNB ASA	171,066
8,535	Marine Harvest ASA	116,535
4,700	Statoil ASA	144,359
3,797	Telenor ASA	86,478

		518,438

Poland — 0.7%
35,589	Bank Millennium SA	91,056
56,419	Tauron Polska Energia SA	96,047

		187,103

Portugal — 0.4%
23,184	EDP — Energias de Portugal SA	116,317

Russian Federation — 1.2%
11,150	Gazprom OAO, ADR	97,172
1,424	Lukoil OAO, ADR	85,027
4,825	MMC Norilsk Nickel OJSC, ADR	95,583
27,865	Sberbank of Russia †	69,304

		347,086

Singapore — 0.6%
13,700	DBS Group Holdings Ltd	184,036

South Africa — 1.9%
11,427	Discovery Ltd	104,385
11,729	Mediclinic International Ltd	90,093
5,170	MTN Group Ltd	108,889
43,819	Sibanye Gold Ltd	117,592
25,677	Steinhoff International Holdings Ltd	143,052

		564,011

South Korea — 3.1%
125	Amorepacific Corp	188,278
283	Hyundai Mobis	79,435

See Notes to Financial Statements.

5

Munder International Fund — Core Equity

Portfolio of Investments, June 30, 2014 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
South Korea (Continued)
6,682	Industrial Bank of Korea	$89,155
57	Lotte Chilsung Beverage Co Ltd	99,037
95	Samsung Electronics Co Ltd	124,125
4,180	SK Hynix Inc †	200,572
525	SK Telecom Co Ltd	122,715

		903,317

Spain — 2.4%
2,343	Amadeus IT Holding SA, A Shares	96,633
8,957	Distribuidora Internacional de Alimentacion SA	82,469
2,118	Grifols SA	115,761
35,058	Mapfre SA	139,742
2,056	Obrascon Huarte Lain SA	90,216
2,000	Red Electrica Corp SA	182,938

		707,759

Sweden — 2.0%
13,950	Skandinaviska Enskilda Banken AB, A Shares	186,444
8,255	Swedbank AB, A Shares	218,929
7,350	Telefonaktiebolaget LM Ericsson, B Shares	88,828
4,031	Trelleborg AB, B Shares	85,790

		579,991

Switzerland — 6.8%
1,429	Actelion Ltd †	180,800
1,444	Adecco SA †	118,868
2,098	Aryzta AG †	198,728
808	Cie Financiere Richemont SA	84,782
4,111	Clariant AG †	80,477
9,141	Logitech International SA	119,056
3,424	Nestle SA	265,256
1,115	Novartis AG	100,963
4,852	OC Oerlikon Corp AG †	70,307
1,212	Roche Holding AG	361,495
974	Swiss Life Holding AG †	230,979
144	Swisscom AG	83,708
2,925	Zurich Insurance Group AG, ADR †	88,042

		1,983,461

Taiwan — 2.8%
124,000	CTBC Financial Holding Co Ltd	82,645
3,000	Largan Precision Co Ltd	239,132

See Notes to Financial Statements.

6

Shares		Value(a)
Taiwan (Continued)
9,000	MediaTek Inc	$152,221
355,555	Taishin Financial Holding Co Ltd	182,195
39,000	Taiwan Semiconductor Manufacturing Co Ltd	165,232

		821,425

Thailand — 0.3%
49,800	Thai Union Frozen Products PCL	99,738

Turkey — 0.3%
24,118	Turk Hava Yollari †	73,882

United Kingdom — 15.2%
8,977	Ashtead Group PLC	134,428
22,237	Barclays PLC	80,984
32,035	Barratt Developments PLC	204,880
5,155	BG Group PLC	108,955
2,519	BHP Billiton PLC	81,457
30,151	BP PLC	265,691
3,296	British American Tobacco PLC	196,186
9,998	Britvic PLC	124,479
32,971	BT Group PLC	217,186
3,999	Close Brothers Group PLC	87,465
7,453	easyJet PLC	174,107
38,484	Glencore PLC	214,412
28,088	Henderson Group PLC	115,848
4,947	Hikma Pharmaceuticals PLC	142,064
1,503	HSBC Holdings PLC	15,251
1,452	HSBC Holdings PLC, ADR	73,762
9,826	Investec PLC	90,639
58,927	ITV PLC	179,710
161,290	Lloyds Banking Group PLC †	204,953
3,253	London Stock Exchange Group PLC	111,733
7,178	Mondi PLC	130,461
6,559	National Grid PLC	94,291
8,353	Prudential PLC	191,700
5,571	Reed Elsevier PLC	89,622
5,190	Royal Dutch Shell PLC, Class B	225,829
2,475	Royal Dutch Shell PLC, Class B, ADR	215,350
6,047	Shire PLC	472,942
3,820	Unilever PLC	173,310

		4,417,695

TOTAL COMMON STOCKS
(Cost $22,236,942)		28,067,503

See Notes to Financial Statements.

7

Munder International Fund — Core Equity

Portfolio of Investments, June 30, 2014 (continued)

Shares		Value(a)

PREFERRED STOCKS — 1.0%
Brazil — 0.6%
6,556	Itau Unibanco Holding SA, ADR	$94,275
4,915	Petroleo Brasileiro SA, ADR	76,871

		171,146

Germany — 0.4%
504	Volkswagen AG	132,366

TOTAL PREFERRED STOCKS
(Cost $195,037)		303,512

INVESTMENT COMPANIES — 2.4%
Multi-Country — 2.0%
8,055	iShares MSCI EAFE ETF	550,721
1,005	iShares MSCI Emerging Markets ETF	43,446

		594,167

United States — 0.4%
109,350	State Street Institutional U.S. Government Money Market Fund	109,350

TOTAL INVESTMENT COMPANIES
(Cost $708,296)		703,517

TOTAL INVESTMENTS
(Cost $23,140,275)	100.0%	29,074,532
OTHER ASSETS AND LIABILITIES (Net)	0.0 #	(5,388)

NET ASSETS	100.0%	$29,069,144

†	Non-income producing security.

#	Amount represents less than 0.05% of net assets.

(a)	As of June 30, 2014, the values of the securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

ABBREVIATIONS:
ADR	—	American Depositary Receipt
DR	—	Depositary Receipt
ETF	—	Exchange Traded Fund
OAO	—	Russian Open Joint Stock Corporation
OJSC	—	Open Joint Stock Company
REIT	—	Real Estate Investment Trust

See Notes to Financial Statements.

8

At June 30, 2014, industry diversification of the Fund was as follows:

	% of Net Assets	Value
COMMON STOCKS:
Banks	14.2%	$4,122,205
Oil, Gas & Consumable Fuels	7.9	2,301,644
Pharmaceuticals	6.3	1,821,164
Insurance	5.2	1,509,378
Metals & Mining	4.1	1,185,970
Food Products	3.9	1,146,107
Diversified Telecommunication Services	3.5	1,015,352
Food & Staples Retailing	3.4	994,386
Semiconductors & Semiconductor Equipment	2.6	745,066
Electric Utilities	2.5	712,714
Automobiles	2.4	707,545
Auto Components	2.1	611,662
Wireless Telecommunication Services	2.0	581,739
Electronic Equipment, Instruments & Components	1.9	551,663
Beverages	1.8	535,083
Capital Markets	1.8	532,997
Household Durables	1.8	527,500
Chemicals	1.4	405,026
Industrial Conglomerates	1.4	403,304
Diversified Financial Services	1.4	402,519
IT Services	1.3	371,053
Textiles, Apparel & Luxury Goods	1.2	359,979
Real Estate Management & Development	1.2	355,670
Construction & Engineering	1.2	353,024
Trading Companies & Distributors	1.2	342,773
Road & Rail	1.1	333,163
Machinery	1.1	306,173
Biotechnology	1.0	296,561
Media	0.9	269,332
Professional Services	0.9	258,532
Airlines	0.9	247,988
Diversified Consumer Services	0.9	246,774
Paper & Forest Products	0.8	233,463
Marine	0.8	232,227
Real Estate Investment Trusts (REITs)	0.7	217,175
Technology Hardware, Storage & Peripherals	0.7	216,662
Multi-Utilities	0.7	201,822
Gas Utilities	0.7	196,895
Tobacco	0.7	196,186
Personal Products	0.7	188,278
Air Freight & Logistics	0.6	185,047

See Notes to Financial Statements.

9

Munder International Fund — Core Equity

Portfolio of Investments, June 30, 2014 (continued)

	% of Net Assets	Value
Containers & Packaging	0.6%	$181,583
Internet Software & Services	0.6	178,553
Hotels, Restaurants & Leisure	0.6	162,188
Transportation Infrastructure	0.5	141,935
Thrifts & Mortgage Finance	0.5	134,637
Energy Equipment & Services	0.4	124,627
Aerospace & Defense	0.4	107,222
Household Products	0.3	95,008
Health Care Equipment & Supplies	0.3	90,262
Health Care Providers & Services	0.3	90,093
Construction Materials	0.3	89,737
Communications Equipment	0.3	88,829
Life Sciences Tools & Services	0.3	83,620
Independent Power and Renewable Electricity Producers	0.3	77,408

TOTAL COMMON STOCKS	96.6	28,067,503
PREFERRED STOCKS:
Automobiles	0.4	132,366
Banks	0.3	94,275
Oil, Gas & Consumable Fuels	0.3	76,871

TOTAL PREFERRED STOCKS	1.0	303,512
INVESTMENT COMPANIES	2.4	703,517

TOTAL INVESTMENTS	100.0	29,074,532
OTHER ASSETS AND LIABILITIES (NET)	0.0	(5,388)

NET ASSETS	100.0%	$29,069,144

See Notes to Financial Statements.

10

[This Page Intentionally Left Blank]

11

Munder International Fund — Core Equity

Statement of Assets and Liabilities, June 30, 2014

ASSETS:
Investments, at value (see accompanying schedule)	$29,074,532
Foreign currency, at value	55,743
Dividends and interest receivable	101,435
Receivable from Advisor	12,607
Receivable for investment securities sold	98,142
Receivable for Fund shares sold	15
Prepaid expenses and other assets	48,335

Total Assets	29,390,809

LIABILITIES:
Payable for investment securities purchased	87,602
Payable for Fund shares redeemed	35,160
Trustees’ fees and expenses payable	82,028
Legal and audit fees payable	37,585
Investment advisory fees payable	18,659
Deferred foreign taxes payable	10,924
Custody fees payable	7,722
Transfer agency/record keeping fees payable	6,746
Administration fees payable	6,245
Distribution and shareholder servicing fees payable — Class A, C and I Shares	2,359
Accrued expenses and other payables	26,635

Total Liabilities	321,665

NET ASSETS	$29,069,144

Investments, at cost	$23,140,275

Foreign currency, at cost	$55,688

See Notes to Financial Statements.

12

NET ASSETS consist of:
Undistributed net investment income	$58
Accumulated net realized loss on investments sold	(36,231,163)
Net unrealized appreciation of investments	5,924,049
Paid-in capital	59,376,200

$29,069,144

NET ASSETS:
Class Y Shares	$21,550,554

Class A Shares	$6,156,224

Class C Shares	$1,360,973

Class I Shares	$1,393

SHARES OUTSTANDING:
Class Y Shares	2,990,566

Class A Shares	853,526

Class C Shares	190,162

Class I Shares	193

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$7.21

CLASS A SHARES:
Net asset value and redemption price per share	$7.21

Maximum sales charge	5.50%
Maximum offering price per share	$7.63

CLASS C SHARES:
Net asset value and offering price per share*	$7.16

CLASS I SHARES:
Net asset value, offering price and redemption price per share	$7.22

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

13

Munder International Fund — Core Equity

Statement of Operations, For the Year Ended June 30, 2014

INVESTMENT INCOME:
Dividends(a)	$820,213

Total Investment Income	820,213

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	15,337
Class C Shares	13,646
Investment advisory fees	221,151
Custody fees	107,073
Administration fees	76,800
Registration and filing fees	55,460
Trustees’ fees and expenses	48,329
Legal and audit fees	39,632
Transfer agency/record keeping fees(b)	33,118
Printing and mailing fees	18,819
Other	10,069

Total Expenses	639,434
Expenses reimbursed by Advisor	(273,200)

Net Expenses	366,234

NET INVESTMENT INCOME	453,979

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions(c)	1,695,662
Foreign currency-related transactions	(20,348)
Net change in unrealized appreciation/(depreciation) of:
Securities(d)	3,970,159
Foreign currency-related transactions	(179)

Net realized and unrealized gain on investments	5,645,294

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,099,273

(a)	Net of foreign withholding taxes of $71,301.

(b)	Transfer agency/record keeping fees — The amounts for Class Y, Class A, Class C and Class I Shares were $24,164, $7,308, $1,646 and $0, respectively.

(c)	Net of realized foreign tax of $4,107.

(d)	Net of deferred foreign tax of $10,924.

See Notes to Financial Statements.

14

Munder International Fund — Core Equity

Statements of Changes in Net Assets

	Year Ended June 30, 2014	Year Ended June 30, 2013
Net investment income	$453,979	$400,838
Net realized gain from security transactions, futures contracts and foreign currency-related transactions	1,675,314	2,614,292
Net change in net unrealized appreciation/(depreciation) of securities, futures contracts and foreign currency-related transactions	3,969,980	(520,346)

Net increase in net assets resulting from operations	6,099,273	2,494,784
Dividends to shareholders from net investment income:
Class Y Shares	(477,931)	(168,521)
Class A Shares	(132,630)	(16,484)
Class C Shares	(20,070)	(1,317)
Class I Shares	(34)	(87)
Distributions to shareholders from net realized gain/loss:
Class Y Shares	(579,464)	(24,488)
Class A Shares	(179,446)	(2,472)
Class C Shares	(41,674)	(219)
Class I Shares	(38)	(13)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	(965,278)	15,956,350
Class A Shares	(1,426,051)	5,813,667
Class C Shares	(126,139)	1,176,122
Class I Shares	72	(6,478,583)

Net increase in net assets	2,150,590	18,748,739
NET ASSETS:
Beginning of year	26,918,554	8,169,815

End of year	$29,069,144	$26,918,554

Undistributed net investment income	$58	$141,605

See Notes to Financial Statements.

15

Munder International Fund — Core Equity

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended June 30, 2014	Year Ended June 30, 2013
Amount
Class Y Shares:
Sold	$1,726,783	$342,441
Issued as reinvestment of dividends and distributions	1,003,456	193,009
Proceeds received in merger	—	18,753,425
Redeemed	(3,695,517)	(3,332,525)

Net increase/(decrease)	$(965,278)	$15,956,350

Class A Shares:
Sold	$359,920	$669,637
Issued as reinvestment of dividends and distributions	247,783	18,531
Proceeds received in merger	—	11,583,573
Redeemed	(2,033,754)	(6,458,074)

Net increase/(decrease)	$(1,426,051)	$5,813,667

Class C Shares:
Sold	$91,259	$7,670
Issued as reinvestment of dividends and distributions	34,466	1,536
Proceeds received in merger	—	1,443,333
Redeemed	(251,864)	(276,417)

Net increase/(decrease)	$(126,139)	$1,176,122

Class I Shares:
Sold	$—	$1,000
Issued as reinvestment of dividends and distributions	72	100
Redeemed	—	(6,479,683)

Net increase/(decrease)	$72	$(6,478,583)

See Notes to Financial Statements.

16

Munder International Fund — Core Equity

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended June 30, 2014	Year Ended June 30, 2013
Shares
Class Y Shares:
Sold	252,378	54,605
Issued as reinvestment of dividends and distributions	148,221	33,220
Issued in exchange for proceeds received in merger	—	3,221,684
Redeemed	(540,337)	(530,133)

Net increase/(decrease)	(139,738)	2,779,376

Class A Shares:
Sold	53,470	108,841
Issued as reinvestment of dividends and distributions	36,493	3,184
Issued in exchange for proceeds received in merger	—	1,986,414
Redeemed	(307,173)	(1,060,433)

Net increase/(decrease)	(217,210)	1,038,006

Class C Shares:
Sold	13,320	1,237
Issued as reinvestment of dividends and distributions	5,098	265
Issued in exchange for proceeds received in merger	—	248,260
Redeemed	(37,002)	(43,911)

Net increase/(decrease)	(18,584)	205,851

Class I Shares:
Sold	—	165
Issued as reinvestment of dividends and distributions	11	17
Redeemed	—	(1,069,142)

Net increase/(decrease)	11	(1,068,960)

See Notes to Financial Statements.

17

Munder International Fund — Core Equity(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year Ended 6/30/14(b)	Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)
Net asset value, beginning of period	$6.11	$5.61	$7.09	$5.52	$5.45

Income/(loss) from investment operations:
Net investment income	0.12	0.13	0.12	0.11	0.09
Net realized and unrealized gain/(loss) on investments	1.36	0.95	(1.25)	1.69	0.16

Total from investment operations	1.48	1.08	(1.13)	1.80	0.25

Less distributions:
Dividends from net investment income	(0.17)	(0.51)	(0.35)	(0.23)	(0.18)
Distributions from net realized gains	(0.21)	(0.07)	—	—	—

Total distributions	(0.38)	(0.58)	(0.35)	(0.23)	(0.18)

Short-term trading fees	—	—	—	—	0.00 (c)

Net asset value, end of period	$7.21	$6.11	$5.61	$7.09	$5.52

Total return(d)	24.57%	19.91%	(15.66)%	32.83%	4.14%

Ratios to average net assets/supplemental data:
Net assets, end of period ( in 000’s)	$21,551	$19,111	$1,969	$2,756	$2,317
Ratio of operating expenses to average net assets	1.22%	1.22%	1.22%	1.28%	1.36%
Ratio of net investment income to average net assets	1.75%	2.14%	2.00%	1.64%	1.38%
Portfolio turnover rate	61%	108%	84%	81%	67%
Ratio of operating expenses to average net assets without expense reimbursements	2.21%	3.02%	5.53%	4.06%	2.19%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on August 16, 2007.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18

A Shares
Year Ended 6/30/14(b)	Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)
$6.11	$5.61	$7.09	$5.52	$5.46

0.10	0.12	0.12	0.08	0.10
1.36	0.95	(1.27)	1.70	0.12

1.46	1.07	(1.15)	1.78	0.22

(0.15)	(0.50)	(0.33)	(0.21)	(0.16)
(0.21)	(0.07)	—	—	—

(0.36)	(0.57)	(0.33)	(0.21)	(0.16)

—	—	—	—	0.00 (c)

$7.21	$6.11	$5.61	$7.09	$5.52

24.25%	19.59%	(15.88)%	32.49%	3.87%

$6,156	$6,541	$184	$195	$233
1.47%	1.47%	1.47%	1.54%	1.61%
1.48%	1.87%	1.99%	1.27%	1.54%
61%	108%	84%	81%	67%
2.46%	2.95%	5.78%	4.28%	2.36%

See Notes to Financial Statements.

19

Munder International Fund — Core Equity(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	C Shares
	Year Ended 6/30/14(b)	Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)
Net asset value, beginning of period	$6.06	$5.57	$7.05	$5.49	$5.43

Income/(loss) from investment operations:
Net investment income	0.05	0.08	0.05	0.05	0.03
Net realized and unrealized gain/(loss) on investments	1.36	0.93	(1.24)	1.67	0.15

Total from investment operations	1.41	1.01	(1.19)	1.72	0.18

Less distributions:
Dividends from net investment income	(0.10)	(0.45)	(0.29)	(0.16)	(0.12)
Distributions from net realized gains	(0.21)	(0.07)	—	—	—

Total distributions	(0.31)	(0.52)	(0.29)	(0.16)	(0.12)

Short-term trading fees	—	—	—	—	0.00 (c)

Net asset value, end of period	$7.16	$6.06	$5.57	$7.05	$5.49

Total return(d)	23.50%	18.60%	(16.63)%	31.49%	2.92%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,361	$1,266	$16	$90	$73
Ratio of operating expenses to average net assets	2.22%	2.22%	2.22%	2.29%	2.36%
Ratio of net investment income to average net assets	0.74%	1.22%	0.82%	0.69%	0.56%
Portfolio turnover rate	61%	108%	84%	81%	67%
Ratio of operating expenses to average net assets without expense reimbursements	3.21%	3.69%	6.57%	5.03%	3.14%

(a)	Class C Shares and Class I Shares of the Fund commenced operations on August 16, 2007.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20

I Shares
Year Ended 6/30/14(b)	Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)
$6.12	$5.61	$7.10	$5.52	$5.46

0.14	0.13	0.11	0.11	0.12
1.36	0.98	(1.24)	1.72	0.14

1.50	1.11	(1.13)	1.83	0.26

(0.19)	(0.53)	(0.36)	(0.25)	(0.20)
(0.21)	(0.07)	—	—	—

(0.40)	(0.60)	(0.36)	(0.25)	(0.20)

—	—	—	—	0.00 (c)

$7.22	$6.12	$5.61	$7.10	$5.52

24.84%	20.45%	(15.55)%	33.36%	4.22%

$1	$1	$6,001	$20,836	$39,610
0.96%	0.96%	0.96%	1.04%	1.10%
2.07%	2.19%	1.90%	1.68%	1.92%
61%	108%	84%	81%	67%
2.08%	5.63%	3.69%	2.12%	1.51%

See Notes to Financial Statements.

21

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2014

1.	Organization

As of June 30, 2014, the Munder Funds consisted of 11 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder International Fund — Core Equity (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide long-term growth of capital. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 4 classes of shares — Class A, Class C, Class I and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class I and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

On December 7, 2012, the International Fund — Core Equity acquired all of the assets and assumed all of the liabilities of the Munder International Equity Fund (“International Equity Fund”), a series of MST, in a tax-free exchange of shares and the subsequent liquidation of the International Equity Fund (the “Reorganization”). The Agreement and Plan of Reorganization was approved by the Board of Trustees of MST on September 11, 2012. The primary reasons for the Reorganization included seeking to provide International Equity Fund’s shareholders with (i) potentially improved performance, (ii) lower net total expenses (but higher gross total expenses), (iii) greater assets under management in a single fund by combining two funds with similar investment objectives and similar investment strategies into a single fund, and (iv) an enhanced ability to eliminate certain costs of running the two funds separately.

Number of shares outstanding of the International Equity Fund prior to merger:
Class A	757,199
Class B	21,683
Class C	121,242
Class K	159,576
Class Y	1,495,787

22

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2014 (continued)

Exchange ratio and number of shares of the International Fund — Core Equity issued for shares of the International Equity Fund:

	Exchange Ratio	Shares
Class A	2.1193	1,604,734
Class B*	2.0134	43,658
Class C	2.0476	248,260
Class K*	2.1183	338,022
Class Y	2.1538	3,221,684
Unrealized appreciation immediately prior to acquisition of all assets and assumption of all liabilities of the International Equity Fund		$2,030,795
Accumulated distributions in excess of net investment income immediately prior to acquisition of all assets and assumption of all liabilities of the International Equity Fund		$(339,668)

*	Class B and Class K shares of the International Equity Fund merged into Class A shares of the International Fund — Core Equity.

There were no undistributed income or gain amounts unpaid prior to the merger of the International Equity Fund.

	Prior to Merger	After Merger
Net assets of the International Equity Fund
Class A	$9,357,847	$—
Class B	254,584	—
Class C	1,443,333	—
Class K	1,971,142	—
Class Y	18,753,425	—
Net assets of the International Fund — Core Equity
Class A	$212,822	$11,796,395
Class B	—	—
Class C	18,627	1,461,960
Class I	1,058	1,058
Class K	—	—
Class Y	2,109,325	20,862,750

For financial reporting purposes, the net assets received and shares issued by the International Fund — Core Equity were recorded at fair market value. However, investments of the International Equity Fund were carried forward to the International Fund — Core Equity at cost for purposes of aligning ongoing financial reporting of the International Fund — Core Equity’s realized and unrealized gains and losses with amounts that may be distributable to shareholders on a tax basis.

The Board of Trustees has approved the merger of the Fund with and into a separate, newly created series of The Victory Portfolios, subject to the approval of the Fund’s shareholders. The Board of Trustees has also called for a special

23

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2014 (continued)

meeting of the shareholders of the Fund to vote on the merger, which is scheduled for September 9, 2014. If approved, the merger will occur as soon as practicable after the meeting.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued using the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuation determinations may be made using a market based approach that involves a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign

24

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2014 (continued)

markets, and/or country-specific information. Discounts also may be applied due to the nature or duration of any restrictions on the disposition of the investments. The pricing committee monitors the valuation approaches that it employs by reviewing, without limitation, key inputs and assumptions and any related market activity. Due to the inherent uncertainty of fair valuations, a fair value may differ significantly from the value that would have been used had an active market existed.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, significant event fair value factors, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2014:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$29,074,532
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$29,074,532

Securities or other financial instruments that transfer between levels during the period are treated as though the transfer occurred at the beginning of the period. There were no transfers into or out of any levels as described above during the fiscal year ended June 30, 2014.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by country.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions,

25

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2014 (continued)

and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Foreign currency spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method, subject to certain minimums. Allocated Munder Funds expenses, direct Fund-level expenses, income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Class-level expenses attributable to Class I Shares

26

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2014 (continued)

are charged directly to that class. All other class-level expenses (excluding distribution and shareholder servicing fees) are allocated to the remaining share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2014.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2011.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.80% on the first $1 billion of its average daily net assets, and 0.75% on average daily net assets exceeding $1 billion. During the year ended June 30, 2014, the Fund paid an annual effective rate of 0.80% for advisory services.

Pursuant to a written Expense Limitation Agreement with the Fund, the Advisor agreed to waive fees or reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 1.47%, 2.22%, 1.22% and 0.96% for Class A, Class C, Class Y and Class I Shares, respectively (collectively, “Target Operating Expenses”). For the year ended June 30, 2014, the Advisor reimbursed expenses pursuant to the Expense Limitation Agreement on behalf of the Fund totaling

27

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2014 (continued)

$273,200, which are reflected as expenses reimbursed by Advisor in the accompanying Statement of Operations.

Pursuant to a separate written Agreement with the Fund (the “Repayment Agreement”), the Advisor may seek repayment from the Fund for Fund expenses it reimbursed under the Expense Limitation Agreement. At June 30, 2014, the total amount eligible for repayment to the Advisor was $1,049,622, of which $396,081 expires in 2015, $380,341 expires in 2016, $273,200 expires in 2017. The Fund may only grant such repayment provided (1) its actual total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) are below the Target Operating Expenses and (2) it receives approval from the Board of Trustees. The Repayment Agreement is subject to annual review by the Board of Trustees.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates, subject to a Fund minimum fee of $68,000:

Fund Net Assets	Annual Fee
First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2014, the Advisor earned $76,800 before payment of sub-administration fees and $49,385 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2014, the Fund paid an annual effective rate of 0.2778% for administrative services.

As of June 30, 2014, Comerica Bank, as agent or trustee for its customers, held voting power over more than 25% of the outstanding shares of the Fund. Comerica Bank provides administrative, record keeping and other related services associated with maintaining accounts for Comerica Bank clients whose shares are held of record in omnibus accounts. As compensation for these services, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $1,589 for its administrative, record keeping and other related services provided to the Fund for the year ended June 30, 2014.

28

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2014 (continued)

During the year ended June 30, 2014, each Trustee was paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2014, no officer, director or employee of the Advisor, Comerica Bank, or any of their affiliates received any compensation from MST.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) that applies to the Fund’s Class A and Class C Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates payable under the Plan for each class, as a percentage of average daily net assets, were as follows:

Class A Shares 12b-1 Fees	Class C Shares 12b-1 Fees
0.25%	1.00%

Comerica Bank and Comerica Securities, Inc. (“Comerica Securities”), a wholly owned subsidiary of Comerica Bank, are among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30, 2014, the Fund paid $260 to Comerica Bank and $374 to Comerica Securities for shareholder and/or distribution-related services provided to Class A and C shareholders.

29

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2014 (continued)

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $16,646,455 and $19,943,018, respectively, for the year ended June 30, 2014.

At June 30, 2014, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $6,070,484, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $265,705 and net appreciation for tax purposes was $5,804,779. At June 30, 2014, aggregate cost for tax purposes was $23,269,753.

6.	Investment Concentration

The Fund primarily invests in foreign securities. Investment in foreign securities involves risks, such as currency exchange rate fluctuations, which differ from investment in U.S. securities. In addition, foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

7.	Revolving Line of Credit

Effective December 4, 2013, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee equal to 0.11% per annum on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. During the year ended June 30, 2014, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2014, total commitment fees for the Fund were $207.

30

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2014 (continued)

8.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2014, permanent differences resulting primarily from foreign currency gains and losses, passive foreign investment company gains and losses, distribution re-designations, realized capital gain taxes, and non-deductible excise taxes paid were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share.

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid in Capital
$35,139	$(35,104)	$(35)

The tax character of dividends and distributions paid to shareholders during the year ended June 30, 2014 and June 30, 2013 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
June 30, 2014	$630,607	$800,680	$1,431,287
June 30, 2013	$186,409	$27,192	$213,601

At June 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Capital Loss Carryover	Unrealized Appreciation	Total
$26,823	$(36,171,260)	$5,794,571	$(30,349,866)

The differences between book and tax distributable earnings were primarily due to wash sales, passive foreign investment company unreversed inclusions, and deferred Trustees’ fees.

31

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2014 (continued)

Under the Regulated Investment Company Modernization Act of 2010, capital losses realized after June 30, 2011 may be carried forward indefinitely and will retain their tax character as either short-term or long-term. Capital losses realized prior to July 1, 2011 will continue to be subject to their original expiration dates and will continue to be treated as short-term losses. Capital losses that can be carried forward indefinitely must be utilized fully before using capital losses that expire.

As determined at June 30, 2014, the Fund had available for Federal income tax purposes $36,171,260 of unused capital losses, of which $31,361,429 expires in 2017, $2,655,481 expires in 2018, $989,091 expires in 2019, and $1,165,259 which does not expire. In addition, the losses expiring in 2017 were acquired in the reorganization with the Munder International Equity Fund that occurred on December 7, 2012. The losses expiring in 2018 and 2019 and the losses that do not expire may be subject to limitations.

During the year ended June 30, 2014, $1,526,245 in carried forward capital losses were utilized by the Fund.

32

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder International Fund — Core Equity and Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder International Fund – Core Equity (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder International Fund – Core Equity of Munder Series Trust at June 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 25, 2014

33

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

10.	Tax Information (Unaudited)

For the year ended June 30, 2014, the amount of long term capital gain distributions designated by the Fund was $800,680.

For the fiscal year end June 30, 2014, the Fund designates approximately $891,514 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The Fund designated $62,583 as foreign taxes paid and $891,514 as foreign source income for regular federal income tax purposes.

11.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

12.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 12-13,

34

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

2014, the Board of Trustees unanimously voted to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2014.

In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. The Board and counsel to the “Non-Interested Trustees” had an opportunity to review such information in advance of the meeting. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.)

Both in Board meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other Board meetings held during the course of the fiscal year (including, in particular, the February 2014 Board meeting), the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, regarding the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered a number of factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as with their deliberations regarding the continuation of the Advisory Agreement. The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of this comprehensive evaluation process. The determination to approve the continuance of the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

35

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•

the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented with detailed information concerning the current organizational and ownership structure of the Advisor, recent changes within the Advisor’s organization (including key personnel changes) and the financial condition of the Advisor;

•

the qualifications of management of the Advisor and of persons providing portfolio management and other key services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2013 and 2014, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided by the Advisor to the Fund during the previous year and the services anticipated to be provided to the Fund in the upcoming year;

•

the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through contractual waivers of a portion of the investment advisory fees, the addition of contractual fee breakpoints or a contractual reduction of its advisory fees), although no such adjustments were made to the Fund’s investment advisory fees during the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

36

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board supported approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2013, including (1) the one-, three- and five-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three- and five-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three- and five-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the one-, three- and five-year periods as compared to the performance of a small group of funds in the same Morningstar category as the Fund and having average assets in a range comparable to the Fund’s average assets; and (5) the Fund’s one-, three- and five-year total returns as compared to the performance of a larger group of funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2013: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of its benchmark for the one- and three-year periods but trailed the performance of its benchmark for the five-year and since inception periods, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the one- and three-year period but trailed the median performance of the Fund’s Lipper peer group for the five-year period. In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2014. The Board also considered information provided by the Advisor regarding its ongoing efforts to enhance investment results both with respect to the Fund and generally with respect to all of the Munder Funds.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor in 2013, and projections by the Advisor as to the expected costs of and profits expected to be realized by the

37

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

Advisor over the 12 months ending on December 31, 2014, with respect to all services provided by the Advisor to the Fund, based on certain assumptions disclosed to the Board. The Board considered the costs relating to the Advisor’s services in light of the Fund’s performance. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor with respect to the Fund were not unreasonable in light of the costs relating to the services that the Advisor provides to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory and other fees and expenses of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (by reducing its contractual advisory fees, through the implementation of contractual breakpoints or through the implementation of contractual waivers) in an overall effort to reduce the total operating expenses of the Munder Funds. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints, reductions in contractual advisory fees or contractual advisory fee waivers with respect to certain of the Munder Funds in recent years. The Board also noted the contractual breakpoint in the advisory fee schedule for the Fund. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders.

In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in the past several years to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the transfer agency fees, which took effect in June 2011.

Based on these facts and considerations, the Board concluded that the Advisor’s efforts in this regard supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund and having average assets in a range comparable to the Fund’s average assets. In addition, the Board received separate information that compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers. The Board was advised that as of December 31, 2013, the Advisor had no other investment

38

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

advisory clients that had investment objectives and strategies that were substantially similar to those of the Fund.

The Board also considered the Fund’s total operating expense ratio (on both a gross and net basis) in comparison to those of other funds in the same Morningstar category as the Fund and having average assets in a range comparable to the Fund’s average assets, and the Fund’s total operating expense ratio on a gross basis (and certain components of the total operating expense ratio) in comparison to a larger group of funds in the same Morningstar category as the Fund. In light of fees charged to other funds in the Fund’s Morningstar category, the Board noted that certain contractual expense limitations and/or fee waiver arrangements were currently in place to maintain a competitive cost structure.

Based on these considerations and comparisons, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that consultants and potential institutional separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, while money managers may benefit from the use of “soft dollars” obtained from broker-dealers through the payment of commissions on trades in client accounts, the Advisor limits soft dollar usage to research and brokerage products and services that the Advisor believes are permitted under the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934. Based on these facts and considerations, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

(g) Additional information considered by the Board: The Board considered that Victory Capital Holdings, Inc. (“VCH”) had entered into an agreement with the Advisor’s parent companies pursuant to which VCH will acquire all of the ownership interests of the Advisor (“Transaction”). Upon the closing of the Transaction, all or most all of the investment professionals and certain other key employees of the Advisor are expected to become employees of Victory Capital Management Inc. (“Victory”). The Board also considered that, as part of the larger plans to integrate the advisory businesses of the Advisor and Victory in

39

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

connection with the Transaction, the Trustees were also asked to consider the approval of the reorganization of the Fund into a corresponding series of The Victory Portfolios (“Victory Fund”). The Board noted that if the Fund’s shareholders approve the reorganization, shareholders of the Fund will become shareholders of the Victory Fund and the Fund’s Advisory Agreement with the Advisor would be terminated and replaced with an agreement with a new entity.

Based upon its comprehensive review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions, as discussed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2014.

15.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2014, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 66	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	Chairman, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 9/11); President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (12/05 to 9/11).	11	NVR, Inc. (homebuilding and mortgage banking) (since 12/11); Chesapeake Lodging Trust (real estate investment trust) (since 1/10); DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07).

John Rakolta Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 67	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	11	None

40

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 65	Trustee	Indefinite; since 2/03	President, Business Roundtable (association of business chief executive officers) (since 1/11); President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (10/04-1/11).	11	K12, Inc. (provider of online education) (since 11/12); Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Airlines (10/08 to 7/12).

Thomas P. Lemke c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 59	Trustee	Indefinite; since 01/14	Retired (since 4/13): Executive Vice President and General Counsel, Legg Mason, Inc. (asset management) (2/05-3/13).	11	AXA Premier VIP Trust (registered investment company with 36 portfolios) (since 1/14); The Advisors’ Inner Circle Fund III (registered investment company with 6 portfolios) (since 3/14); J.P. Morgan Exchange-Traded Fund Trust (registered investment company with 4 portfolios) (since 5/14); ICI Mutual Insurance Company (2009-3/13).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05).	11	Masco Corporation (manufacturer of home improvement and building products) (since 12/06); Taubman Centers, Inc. (real estate investment trust) (since 1/97).

41

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 75	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	11	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., a sub-advisor to a separate series of MST. Prior to December 29, 2006, Comerica was also the indirect parent company of the Advisor.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 54	President and Principal Executive Officer	through 2/15; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Integrity Asset Management, LLC (investment advisor) (since 6/12); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/15; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Integrity Asset Management, LLC (investment advisor) (since 6/12); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

42

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 48	Vice President and Principal Financial Officer	through 2/15; since 2/01	Managing Director, Chief Financial Officer and Treasurer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Managing Director and Chief Financial Officer of Integrity Asset Management, LLC (investment advisor) (since 6/12); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 42	Treasurer and Principal Accounting Officer	through 2/15; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 38	Assistant Treasurer	through 2/15; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 59	Assistant Secretary	through 2/15; since 8/99	Associate General Counsel and Assistant Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98); Associate General Counsel and Assistant Secretary of Integrity Asset Management, LLC (investment advisor) (since 6/12).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 49	Assistant Secretary	through 2/15; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 46	Assistant Secretary	through 2/15; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

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45

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman

John Rakolta Jr., Vice Chairman

John Engler

Thomas P. Lemke

Michael T. Monahan

Lisa A. Payne

OFFICERS

James V. FitzGerald, President and Principal Executive Officer

Peter K. Hoglund, Vice President and Principal Financial Officer

Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer

David W. Rumph, Treasurer and Principal Accounting Officer

Amy D. Eisenbeis, Assistant Secretary

Francine S. Hayes, Assistant Secretary

Mary Ann C. Shumaker, Assistant Secretary

Kevin R. Kuhl, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management

Munder Capital Center

480 Pierce Street

Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

LEGAL COUNSEL

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

ANNIFCE614

ANNUAL REPORT

June 30, 2014

Munder International

Small-Cap Fund

Class Y, A, C, I, & R6 Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds® Letter to Shareholders

DEAR SHAREHOLDERS:

The twelve months ended June 30, 2014 yielded exceptional global equity returns and positive fixed income returns. However, the period was not without its share of potentially adverse factors, especially during the second half of the year. Severe winter weather, global geopolitical unrest, mixed signals from the new Fed Chair and anemic first quarter 2014 gross domestic product (“GDP”) growth in the United States created an unusual and, at times, uncertain market environment. The calendar year started with the worst January the markets have experienced since the financial crisis, leading to increased negative sentiment. While the broad indexes had modest corrections, certain sectors of the market experienced more significant downward pressure (technology and biotech leading the pack). However, the global markets proved resilient, and returns remained solidly positive during the six months ended June 30. Supporting the market rebound were generally positive economic indicators, including improving consumer confidence, increased capital expenditures, increased bank loan activity, lower unemployment and robust vehicle sales. The housing market continued to be a concern, with new housing starts and building permits showing some weakness.

The Fed, the wizard behind the curtain of market action, maintained its loose money policy, although tapering of monthly bond purchases continued. The Fed Chairwoman stated that short term rates would remain historically low until GDP growth and unemployment combine to create a receptive environment for tightening. Stay tuned.

Now to the numbers. Domestically, the S&P 500® Index (a measure of the large-cap sector of the U.S. stock market) returned 24.61% for the twelve months ended June 30, 2014. This is particularly interesting given that the S&P 500® Index fell 5.8% between December 31, 2013 and February 3, 2014. The large-cap market, as measured by the Russell 1000® Indices, showed a bias toward growth versus value stocks, with growth outperforming value by over 3 percentage points. Mid-cap stocks slightly outperformed their large-cap cousins, with the Russell Midcap Index®, a measure of the mid-cap segment of the U.S. equity universe, returning 26.85% for the twelve months ended June 30. In contrast to large-cap stocks, mid-cap value stocks outperformed mid-cap growth stocks, as measured by the Russell Midcap® Indices, by just under 2 percentage points. Small-cap stocks, as measured by the Russell 2000® Index, a measure of the small-cap segment of the U.S. equity universe, performed slightly below the S&P 500® Index, returning 23.64% for the twelve months ended June 30. As in the large-cap universe, small-cap growth stocks outperformed small-cap value stocks, as measured by the Russell 2000® Indices, by just over 2 percentage points.

International markets also provided very robust returns. The MSCI EAFE Index (net dividends), a measure of the equity market performance of developed markets excluding the U.S. and Canada, returned 23.57%, while the S&P® Developed ex-US Small Cap Index, a measure of the small-capitalization segment of developed markets excluding the U.S., was up 29.95%. Emerging markets, which have been volatile and difficult to navigate, also ended the twelve month period with strong performance as the S&P® Emerging Plus Small-Cap Index, a measure of the small-capitalization segment of emerging markets plus Korea, returned 16.00%. Clearly, while the world continues to present ongoing challenges, global investors are anticipating continued and improving global economic growth.

The fixed income markets continue to confound. Despite historically low rates and consensus (and actual commitment) by the Fed to eventually raise rates, the fixed income markets provided positive returns. The Barclays U.S. Aggregate Bond Index, a measure of the investment grade U.S. dollar-denominated, fixed-rate taxable bond market, was up 4.37% for the twelve months ended June 30, 2014.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, I encourage you to contact your financial advisor. You may also contact the Funds at 1-800-468-6337 or through our website at www.munder.com. My colleagues and I sincerely appreciate the confidence you have placed in the Munder Funds and we value the opportunity to help you meet your investment goals.

Very Truly Yours,

James FitzGerald

President and Principal Executive Officer, The Munder Funds

President, Munder Capital Management

ii	Performance History
iv	Management’s Discussion of Fund Performance
viii	Shareholder Fee Example

1	Portfolio of Investments
10	Statement of Assets and Liabilities
12	Statement of Operations
13	Statements of Changes in Net Assets
14	Statements of Changes in Net Assets — Capital Stock Activity
16	Financial Highlights
21	Notes to Financial Statements
31	Report of Independent Registered Public Accounting Firm
32	Notes to Financial Statements — Unaudited

Risks:    Investors should note that investments in foreign securities involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. A substantial portion of the Fund’s assets is invested in securities of Japanese and U.K. issuers; therefore, adverse market conditions impacting those countries may have a more pronounced effect on the Fund. Smaller company stocks are more volatile and less liquid than larger, more established company securities.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Munder Funds distributed through Funds Distributor, LLC.

i

Performance History (Unaudited)

The line graph represents the performance of the Fund’s Class Y Shares. Due to differing sales charges and expenses, performance of classes not shown in the graph will differ. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

GROWTH OF AN ASSUMED $10,000 INVESTMENT SINCE INCEPTION(1)

THROUGH 6/30/14

Class (Inception Date)	With Load		Without Load	S&P® Developed ex-U.S. SmallCap Index
CLASS Y (8/17/07)	N/A		$12,656	$13,539
CLASS A (8/17/07)	$11,779	(2)	$12,463	$13,539
CLASS C (8/17/07)	N/A		$11,821	$13,539
CLASS I (8/17/07)	N/A		$12,869	$13,539
CLASS R6 (6/1/12)	N/A		$17,904	$16,363

ii

AVERAGE ANNUAL TOTAL RETURNS (AS OF 6/30/14)

Class (Inception Date)	One Year w/load		One Year w/out load	Five Year w/load		Five Year w/out load	Since Inception w/load		Since Inception w/out load
CLASS Y (8/17/07)	N/A		32.75%	N/A		19.61%	N/A		3.49%
CLASS A (8/17/07)	25.04%	(2)	32.35%	17.96%	(2)	19.32%	2.41%	(2)	3.25%
CLASS C (8/17/07)	30.28%	(3)	31.28%	N/A		18.39%	N/A		2.46%
CLASS I (8/17/07)	N/A		32.75%	N/A		19.87%	N/A		3.74%
CLASS R6 (6/1/12)	N/A		32.58%	N/A		N/A	N/A		32.28%

(1)	Amounts represent the growth of a $10,000 investment since inception of the share class.
(2)	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.
(3)	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, for Class Y, A, C, I and R6 Shares during the fiscal year ended 6/30/13 the gross expense ratios were 1.63%, 1.90%, 2.65%, 1.31% and 1.36%, respectively, and the net expense ratios were 1.13%, 1.38%, 2.13%, 0.98% and 1.13%, respectively. Munder Capital Management has contractually agreed to limit certain expenses of the Fund’s Class Y, A, C, I and R6 Shares through at least 10/31/14. Munder Capital Management also has contractually agreed to waive a portion of the investment advisory fee for all Classes through at least 10/31/14. Expense ratios for the fiscal year ended 6/30/14 are included in this Annual Report in the Financial Highlights. Munder Capital Management reimbursed certain expenses of the Fund’s Class Y, A, C and I Shares during the 2007-2014 calendar years and reimbursed certain expenses of the Fund’s Class R6 Shares during the 2012-2014 calendar years. Total returns would have been lower if Munder Capital Management had not limited expenses during those periods.

iii

Management’s Discussion of Fund Performance (Unaudited)

INVESTMENT PROCESS HIGHLIGHTS

The Munder International Small-Cap Fund’s management team seeks to provide long-term growth of capital in the Fund by investing primarily in equity securities of small-capitalization companies in countries represented in the S&P® Developed ex-U.S. SmallCap Index. The team selects stocks using a blend of fundamental research and quantitative analysis, focusing on both positive business momentum and favorable valuation. The team uses risk controls to help avoid unintended risk and highlight security selection as a key part of the overall construction of the Fund. The Fund’s investment allocation to countries and sectors tends to closely approximate the country and sector allocations of the S&P® Developed ex-U.S. SmallCap Index. To ensure a diversified geographic portfolio, the Fund invests in a minimum of ten countries.

The management team’s investment approach is designed to achieve consistent long-term returns across the full breadth of market conditions and economic cycles. The focus of its investment process is on security selection and risk management. The team believes this is the best way to position the Fund to achieve an optimal balance between potential reward and investment risk over a complete market cycle.

INVESTING ENVIRONMENT

International markets rose over the twelve months ended June 30, 2014, as economic policy transparency provided investors with confidence that recent market stability was sustainable. There was a wide dispersion among regional returns within the S&P® Developed ex-U.S. SmallCap Index as Europe (+40.5%) outperformed Asia ex-Japan (+17.3%). The peripheral European markets of Italy (+56.3%), Greece (+54.9%), and Spain (+69.3%) were among the best performing countries in the Index. There was no doubt that the economic climate in Europe was considerably better than it was two years ago. The stimulus measures implemented by the European Central Bank (ECB) as recently as June will likely continue to boost consumer confidence and investor sentiment. Singapore rose just 6.6% and was the worst performing country in the Index. The Central Bank in Singapore held off on stimulus even as economic growth slowed, instead focusing on inflation, which was being fueled by a labor shortage and record home prices. All ten sectors in the Index posted a positive return for the year. Telecommunication services stocks rose 41.3% and continued to be boosted by merger speculation focused on some of the smaller alternative operators. The defensive consumer staples stocks rose just 20.4% and were the laggards. The Fund’s exposure to relative value and improving business momentum was beneficial to performance. The Fund remained focused on stock selection while adhering to the management team’s strict country and sector risk controls.

iv

COUNTRY ALLOCATION*
United Kingdom	18.2%
Japan	17.6%
Canada	9.1%
Switzerland	8.6%
Germany	7.5%
France	6.6%
Australia	5.3%
South Korea	4.0%
Italy	3.3%
Netherlands	2.9%
Sweden	2.6%
Spain	2.5%
Hong Kong	2.5%
Other	9.3%

Total	100.0%

As a percentage of net assets as of 6/30/14.

* Country classification is based on the country classification assigned within the Fund’s benchmark and does not include exposure through holdings of foreign currencies.

PERFORMANCE DISCUSSION

During the twelve-month period ended June 30, 2014, the Fund returned 32.75%, outperforming the S&P® Developed ex-U.S. SmallCap Index, which returned 29.95% over the same period.

Notable contributors to the Fund’s performance during the past year included: AerCap Holdings NV, which provides leasing and financing services to the aircraft industry; Japan Aviation Electronics Industry Ltd, which manufactures and distributes electronic connectors and circuits; Duerr AG, which supplies products, systems and services for automobile manufacturing; Valeo SA, which engages in the designing, production and marketing of automotive equipment; and Ashtead Group plc, which provides equipment rental services.

Notable detractors to the Fund’s performance during the past year included: Partron Co., Ltd., which is engaged in the manufacturing of electronic parts, such as antennas, isolators, and camera module products; Wacom Co., Ltd., which manufactures and distributes computer data imputing components; Chiyoda Co., Ltd., which retails footwear, toys and apparels; Norwegian Air Shuttle ASA, which provides airport transportation services; and Draegerwerk AG & Co. KGaA, which engages in the fields of medical and safety technology.

FUND CHANGES

The Fund’s management team identified several new investment opportunities for the Fund during the period, including: Dixons Retail PLC, a distributor of consumer electronics; Birchcliff Energy Ltd., an oil and natural gas explorer and developer; Amplifon S.p.A., a hearing aid retailer; Cap Gemini SA, a software developer and management consultant; and Seah Besteel Corp., a steel manufacturer.

The team funded these positions in part by selling the Fund’s positions in: Izumi Co., a shopping center operator; Mullen Group Ltd., an oilfield services and trucking company; GN Store Nord, a hearing aid manufacturer; Atos Origin, a

v

management consultant; and Methanex Corp, a producer and marketer of methanol.

The Fund’s performance contained in the Management’s Discussion of Fund Performance is based on Class Y Shares of the Fund. Performance of the other classes of shares will differ. Management’s Discussion of Fund Performance presents information about the Fund’s holdings that are believed to be accurate, and the views of the portfolio managers, as of June 30, 2014. The Fund’s holdings, the information about the Fund’s holdings and the views of the portfolio managers may change, and the Fund disclaims any obligation to advise shareholders of any such changes. Discussions regarding specific holdings are for illustration only and are not intended as recommendations to purchase or sell individual stocks. A complete list of Fund holdings as of June 30, 2014 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

The S&P® Developed ex-U.S. SmallCap Index consists of the stocks representing the lowest 15% of float-adjusted market capitalization in each country other than the U.S. represented in the S&P® Developed Broad Market Index (BMI). The S&P® Developed BMI includes all listed shares of companies from 26 developed countries with float-adjusted market capitalizations of at least US$100 million and annual trading value of at least US$50 million. Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

vi

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vii

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2014 through June 30, 2014.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to

viii

an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period* 1/1/14-6/30/14	Annualized Expense Ratio
Actual
Class Y	$1,000.00	$1,082.00	$5.68	1.10%
Class A	$1,000.00	$1,081.20	$6.97	1.35%
Class C	$1,000.00	$1,076.70	$10.81	2.10%
Class I	$1,000.00	$1,081.80	$4.90	0.95%
Class R6	$1,000.00	$1,081.40	$5.68	1.10%
Hypothetical
Class Y	$1,000.00	$1,019.34	$5.51	1.10%
Class A	$1,000.00	$1,018.10	$6.76	1.35%
Class C	$1,000.00	$1,014.38	$10.49	2.10%
Class I	$1,000.00	$1,020.08	$4.76	0.95%
Class R6	$1,000.00	$1,019.34	$5.51	1.10%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

ix

[This Page Intentionally Left Blank]

x

Munder International Small-Cap Fund

Portfolio of Investments, June 30, 2014

Shares		Value(a)

COMMON STOCKS — 97.2%
Australia — 5.3%
232,726	Aristocrat Leisure Ltd	$1,154,301
1,317,707	Beach Energy Ltd	2,087,453
202,754	BlueScope Steel Ltd †	1,036,233
233,609	Challenger Ltd	1,638,895
567,666	CSR Ltd	1,868,129
858,613	Drillsearch Energy Ltd †	1,182,058
278,503	DuluxGroup Ltd	1,486,397
387,428	Echo Entertainment Group Ltd	1,147,121
362,692	G8 Education Ltd	1,573,201
201,290	iiNET Ltd	1,387,484
280,154	Independence Group NL	1,149,144
353,184	Investa Office Fund	1,132,318
161,122	IOOF Holdings Ltd	1,276,211
279,759	Primary Health Care Ltd	1,197,646
416,604	RCR Tomlinson Ltd	1,099,943

		20,416,534

Austria — 0.4%
18,015	Flughafen Wien AG	1,677,420

Belgium — 0.3%
6,368	Kinepolis Group NV	1,209,423

Canada — 9.1%
26,631	AG Growth International Inc	1,183,240
413,185	Bankers Petroleum Ltd †	2,640,853
123,884	Birchcliff Energy Ltd †,(b)	1,637,003
44,102	Black Diamond Group Ltd	1,418,472
56,712	Canadian Apartment Properties REIT	1,214,972
54,475	Canfor Corp †	1,192,574
76,997	Capital Power Corp	1,902,826
6,415	Constellation Software Inc	1,634,997
234,200	Entertainment One Ltd †	1,242,510
80,006	Gluskin Sheff + Associates Inc	2,387,321
290,382	Gran Tierra Energy Inc †	2,359,413
48,030	Home Capital Group Inc	2,152,922
347,957	Nevsun Resources Ltd	1,304,370
963,518	OceanaGold Corp †	2,988,843
30,978	Parkland Fuel Corp	596,886
231,360	Raging River Exploration Inc †	2,352,520
34,391	Stantec Inc	2,129,757
48,422	Stella-Jones Inc	1,329,614

See Notes to Financial Statements.

1

Munder International Small-Cap Fund

Portfolio of Investments, June 30, 2014 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Canada (Continued)
67,666	TransForce Inc	$1,558,084
114,342	Whitecap Resources Inc	1,764,878

		34,992,055

Denmark — 1.1%
21,128	Jyske Bank A/S †	1,199,420
21,803	Pandora A/S	1,671,810
48,440	Topdanmark A/S †	1,474,147

		4,345,377

Finland — 0.9%
65,707	Huhtamaki OYJ	1,718,477
295,351	Sponda OYJ	1,577,254

		3,295,731

France — 6.6%
30,955	Alten SA	1,471,030
19,389	Cap Gemini SA	1,383,222
15,264	Eiffage SA	1,037,839
65,829	Etablissements Maurel et Prom †	1,128,098
21,611	Fonciere Des Regions	2,343,090
21,370	Imerys SA	1,800,780
30,246	Ingenico	2,631,978
46,347	Korian-Medica	1,770,616
59,618	Mercialys SA	1,389,427
34,609	Nexity SA	1,588,280
53,096	Teleperformance	3,253,884
29,586	Valeo SA	3,973,834
51,448	Zodiac Aerospace	1,741,469

		25,513,547

Germany — 7.5%
97,639	Alstria Office REIT-AG †	1,293,118
26,082	Bilfinger SE	2,973,555
31,701	Deutsche Euroshop AG	1,567,036
66,109	Dialog Semiconductor PLC †	2,292,497
54,543	Duerr AG	4,839,636
65,304	Freenet AG	2,077,245
22,502	Hannover Rueck SE	2,027,737
180,389	Infineon Technologies AG	2,254,924
10,872	Krones AG	1,077,672
23,647	Leoni AG	1,881,917
145,888	SAF-Holland SA	2,301,287

See Notes to Financial Statements.

2

Shares		Value(a)

Germany (Continued)
62,546	Stroeer Media AG	$1,383,155
82,158	TUI AG	1,383,737
35,966	United Internet AG	1,584,563

		28,938,079

Hong Kong — 2.5%
292,400	Dah Sing Financial Holdings Ltd	1,544,924
368,857	Great Eagle Holdings Ltd	1,337,335
917,200	Man Wah Holdings Ltd	1,465,077
345,000	Melco International Development Ltd	1,046,075
2,353,000	PAX Global Technology Ltd †	1,530,130
496,000	Techtronic Industries Co	1,590,318
939,000	Towngas China Co Ltd	1,108,569

		9,622,428

Ireland — 0.5%
349,800	UDG Healthcare PLC	2,050,368

Italy — 3.3%
178,398	Amplifon SpA	1,121,736
77,488	Banca Generali SpA	2,132,697
88,623	Brembo SpA	3,235,231
219,231	Credito Emiliano SpA	1,960,261
80,193	Gtech Spa	1,960,078
131,319	Recordati SpA	2,208,130

		12,618,133

Japan — 17.2%
121,700	CKD Corp	1,172,491
710,000	Clarion Co Ltd †	1,899,314
365,000	Daihen Corp	1,704,210
134,700	Doutor Nichires Holdings Co Ltd	2,385,389
36,200	Dr Ci:Labo Co Ltd	1,366,813
260,051	Ebara Corp	1,642,887
304,000	Fujikura Ltd	1,479,414
116,000	Hitachi Kokusai Electric Inc	1,606,515
237,000	Japan Aviation Electronics Industry Ltd	5,097,705
113,000	Kagoshima Bank Ltd/The	762,963
58,700	Komeri Co Ltd	1,533,773
163,400	Kyowa Exeo Corp	2,325,875
167,000	Makino Milling Machine Co Ltd	1,437,481
113,300	Matsui Securities Co Ltd	1,149,720
40,200	Message Co Ltd	1,531,731
165,100	NET One Systems Co Ltd	1,145,702

See Notes to Financial Statements.

3

Munder International Small-Cap Fund

Portfolio of Investments, June 30, 2014 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Japan (Continued)
51,300	Nihon Kohden Corp	$2,572,469
52,000	NS Solutions Corp	1,419,279
1,214	Orix JREIT Inc	1,701,673
24,900	Pigeon Corp (b)	1,312,532
20,800	Relo Holdings Inc	1,340,743
112,000	San-In Godo Bank Ltd/The	832,496
415,000	Sankyu Inc	2,101,525
368,000	Sanwa Holdings Corp	2,586,407
22,300	Sawai Pharmaceutical Co Ltd	1,314,160
174,000	Seino Holdings Co Ltd	1,975,223
193,000	Shiga Bank Ltd/The	1,162,134
65,500	Sohgo Security Services Co Ltd	1,571,147
161,300	Sumitomo Forestry Co Ltd	1,967,986
492,000	Sumitomo Osaka Cement Co Ltd	1,869,799
71,800	Sun Frontier Fudousan Co Ltd	863,259
428,200	Takara Leben Co Ltd	1,547,023
89,600	Tokai Rika Co Ltd (b)	1,798,987
82,500	Tokyo Ohka Kogyo Co Ltd	1,968,338
54,400	Tokyo Seimitsu Co Ltd	977,863
52,800	TS Tech Co Ltd	1,535,450
328,000	Tsubakimoto Chain Co	2,703,519
53,400	Tsuruha Holdings Inc	2,946,607

		66,310,602

Netherlands — 2.9%
53,574	Aalberts Industries NV	1,749,243
104,430	AerCap Holdings NV †,(b)	4,782,894
40,153	ASM International NV	1,665,940
349,298	PostNL NV †	1,650,113
13,308	Wereldhave NV	1,237,318

		11,085,508

New Zealand — 0.7%
322,479	Fisher & Paykel Healthcare Corp Ltd	1,341,146
1,253,512	Meridian Energy Ltd	1,360,916

		2,702,062

Norway — 1.4%
941,820	BW Offshore Ltd	1,381,902
58,116	Leroy Seafood Group ASA	2,122,319
214,377	SpareBank 1 SMN	1,896,028

		5,400,249

See Notes to Financial Statements.

4

Shares		Value(a)

Singapore — 1.6%
836,000	CWT Ltd	$1,169,958
349,000	M1 Ltd	982,428
1,352,000	Mapletree Industrial Trust	1,550,533
574,000	OSIM International Ltd	1,238,319
1,763,000	Starhill Global REIT	1,166,473

		6,107,711

South Korea — 4.0%
33,740	Boryung Pharmaceutical Co Ltd	1,485,587
29,350	Daesang Corp	1,332,904
68,960	DGB Financial Group Inc	1,032,560
14,049	Fila Korea Ltd	1,334,363
48,125	Hansae Co Ltd	1,300,869
19,713	Hanssem Co Ltd	1,515,785
18,502	KEPCO Plant Service & Engineering Co Ltd	1,265,407
10,387	LG Innotek Co Ltd †	1,488,550
1,020	Lotte Chilsung Beverage Co Ltd	1,772,248
55,940	Seah Besteel Corp	1,791,318
56,437	SL Corp	1,255,023

		15,574,614

Spain — 2.5%
297,507	Bankinter SA	2,328,156
128,225	Distribuidora Internacional de Alimentacion SA	1,180,590
108,957	Jazztel PLC †	1,551,626
46,329	Obrascon Huarte Lain SA	2,032,881
28,054	Red Electrica Corp SA	2,566,079

		9,659,332

Sweden — 2.6%
59,464	Bilia AB, A Shares	1,802,196
344,346	Cloetta AB, B Shares †	1,175,040
199,196	Fastighets AB Balder, B Shares †	2,698,062
141,770	Lindab International AB †	1,664,563
81,795	Trelleborg AB, B Shares	1,740,801
57,801	Wihlborgs Fastigheter AB	1,107,307

		10,187,969

Switzerland — 8.6%
31,977	Actelion Ltd †	4,045,804
28,925	Adecco SA †	2,381,061
35,920	Aryzta AG †	3,402,436
7,467	Bucher Industries AG	2,563,939

See Notes to Financial Statements.

5

Munder International Small-Cap Fund

Portfolio of Investments, June 30, 2014 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Switzerland (Continued)
132,552	Clariant AG †	$2,594,838
3,111	Georg Fischer AG †	2,229,410
1,319	Givaudan SA †	2,199,821
2,366	Helvetia Holding AG	1,086,551
2,235	Kaba Holding AG †,(b)	1,105,151
3,398	Kuoni Reisen Holding AG, B Shares †	1,314,292
200,536	Logitech International SA	2,611,852
11,114	Lonza Group AG †	1,209,406
143,666	OC Oerlikon Corp AG †	2,081,764
5,493	Straumann Holding AG	1,272,285
12,689	Swiss Life Holding AG †	3,009,130

		33,107,740

United Kingdom — 18.2%
84,285	APR Energy PLC	937,595
324,869	Ashtead Group PLC	4,864,832
63,924	Babcock International Group PLC	1,271,222
697,873	Barratt Developments PLC	4,463,248
393,816	Beazley PLC	1,704,487
138,512	Berendsen PLC	2,320,714
119,601	Bodycote PLC	1,407,210
278,266	Britvic PLC	3,464,532
89,888	Close Brothers Group PLC	1,966,002
168,104	Countrywide PLC	1,480,181
1,763,327	Dixons Retail PLC †	1,502,541
380,084	DS Smith PLC	1,800,517
37,637	Go-Ahead Group PLC	1,525,275
595,854	Hansteen Holdings PLC	1,048,297
502,470	Henderson Group PLC	2,072,424
83,855	Hikma Pharmaceuticals PLC	2,408,088
631,636	Howden Joinery Group PLC	3,346,719
147,624	Inchcape PLC	1,603,024
143,041	International Personal Finance PLC	1,438,202
153,567	Investec PLC	1,416,570
449,239	ITV PLC	1,370,051
132,522	Keller Group PLC	2,088,811
122,240	Lancashire Holdings Ltd	1,368,178
41,561	London Stock Exchange Group PLC	1,427,529
209,199	Mondi PLC	3,802,206
375,829	Moneysupermarket.com Group PLC	1,211,134
332,730	Pace PLC	2,021,491
427,740	Paragon Group of Cos PLC/The	2,577,492

See Notes to Financial Statements.

6

Shares		Value(a)

United Kingdom (Continued)
782,433	Petra Diamonds Ltd †	$2,521,442
131,178	Playtech PLC	1,384,030
124,478	Restaurant Group PLC/The	1,280,320
271,592	Senior PLC	1,316,321
171,293	Soco International PLC †	1,209,540
88,484	Synergy Health PLC	2,135,184
246,672	TUI Travel PLC	1,680,175
152,311	Unite Group PLC/The	1,027,020

		70,462,604

TOTAL COMMON STOCKS
(Cost $272,108,225)		375,277,486

INVESTMENT COMPANIES — 1.2%
Japan — 0.4%
32,700	Jafco Co Ltd	1,429,949

United States — 0.8%
3,221,492	State Street Institutional U.S. Government Money Market Fund	3,221,492

TOTAL INVESTMENT COMPANIES
(Cost $4,894,640)		4,651,441

TOTAL INVESTMENTS
(Cost $277,002,865)	98.4%	379,928,927
OTHER ASSETS AND LIABILITIES (Net)	1.6	6,213,412

NET ASSETS	100.0%	$386,142,339

†	Non-income producing security.

(a)	As of June 30, 2014, the values of the securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(b)	Security, or a portion thereof, is pledged or designated on the Fund’s books as collateral for futures contracts.

ABBREVIATIONS:
REIT	—	Real Estate Investment Trust

See Notes to Financial Statements.

7

Munder International Small-Cap Fund

Portfolio of Investments, June 30, 2014 (continued)

At June 30, 2014, industry diversification of the Fund was as follows:

	% of Net Assets	Value
COMMON STOCKS:
Machinery	6.7%	$25,829,293
Oil, Gas & Consumable Fuels	4.4	16,958,702
Real Estate Management & Development	4.2	16,133,501
Auto Components	4.1	15,981,729
Real Estate Investment Trusts (REITs)	3.6	14,077,221
Hotels, Restaurants & Leisure	3.5	13,351,488
Household Durables	3.3	12,901,728
Banks	3.3	12,718,943
Capital Markets	3.2	12,400,947
Commercial Services & Supplies	3.1	11,925,667
Metals & Mining	2.8	10,791,350
Electronic Equipment, Instruments & Components	2.8	10,748,363
Insurance	2.8	10,670,230
Health Care Providers & Services	2.5	9,807,281
Trading Companies & Distributors	2.5	9,647,725
Specialty Retail	2.4	9,423,549
Construction & Engineering	2.2	8,585,348
Chemicals	2.1	8,249,394
Food Products	2.1	8,032,699
Professional Services	2.0	7,764,702
Pharmaceuticals	1.9	7,415,965
Semiconductors & Semiconductor Equipment	1.9	7,191,224
Road & Rail	1.9	7,160,108
Paper & Forest Products	1.6	6,324,394
Construction Materials	1.4	5,538,708
IT Services	1.4	5,419,232
Beverages	1.4	5,236,780
Media	1.4	5,205,139
Health Care Equipment & Supplies	1.3	5,185,900
Thrifts & Mortgage Finance	1.2	4,730,414
Textiles, Apparel & Luxury Goods	1.1	4,307,041
Building Products	1.1	4,250,970
Independent Power and Renewable Electricity Producers	1.1	4,201,337
Food & Staples Retailing	1.1	4,127,197
Biotechnology	1.1	4,045,804
Communications Equipment	0.9	3,628,006
Containers & Packaging	0.9	3,518,994
Electrical Equipment	0.8	3,183,624
Diversified Financial Services	0.8	3,066,423
Wireless Telecommunication Services	0.8	3,059,673
Aerospace & Defense	0.8	3,057,789

See Notes to Financial Statements.

8

	% of Net Assets	Value
Software	0.8%	$3,019,027
Diversified Telecommunication Services	0.8	2,939,111
Air Freight & Logistics	0.7	2,820,071
Internet Software & Services	0.7	2,795,696
Technology Hardware, Storage & Peripherals	0.7	2,611,852
Electric Utilities	0.7	2,566,079
Transportation Infrastructure	0.4	1,677,420
Distributors	0.4	1,603,024
Diversified Consumer Services	0.4	1,573,201
Consumer Finance	0.4	1,438,202
Energy Equipment & Services	0.4	1,381,902
Personal Products	0.4	1,366,813
Household Products	0.3	1,312,531
Life Sciences Tools & Services	0.3	1,209,406
Gas Utilities	0.3	1,108,569

TOTAL COMMON STOCKS	97.2	375,277,486
INVESTMENT COMPANIES	1.2	4,651,441

TOTAL INVESTMENTS	98.4	379,928,927
OTHER ASSETS AND LIABILITIES (Net)	1.6	6,213,412

NET ASSETS	100.0%	$386,142,339

See Notes to Financial Statements.

9

Munder International Small-Cap Fund

Statement of Assets and Liabilities, June 30, 2014

ASSETS:
Investments, at value (see accompanying schedule)	$379,928,927
Foreign currency, at value	4,954,790
Dividends and interest receivable	504,412
Receivable from Advisor	85,544
Receivable for investment securities sold	1,678,294
Receivable for Fund shares sold	660,415
Deposits with brokers for futures contracts	246,750
Variation margin receivable on open futures contracts	4,162
Prepaid expenses and other assets	107,510

Total Assets	388,170,804

LIABILITIES:
Payable for investment securities purchased	1,315,039
Payable for Fund shares redeemed	226,902
Investment advisory fees payable	281,596
Transfer agency/record keeping fees payable	66,142
Administration fees payable	40,184
Legal and audit fees payable	39,075
Trustees’ fees and expenses payable	22,412
Custody fees payable	21,213
Distribution and shareholder servicing fees payable — Class A Shares	6,281
Accrued expenses and other payables	9,621

Total Liabilities	2,028,465

NET ASSETS	$386,142,339

Investments, at cost	$277,002,865

Foreign currency, at cost	$4,937,431

See Notes to Financial Statements.

10

NET ASSETS consist of:
Undistributed net investment income	$114,931
Accumulated net realized loss on security transactions, futures contracts and foreign currency-related transactions	(17,843,758)
Net unrealized appreciation of securities, futures contracts and foreign currency-related transactions	102,964,054
Paid-in capital	300,907,112

$386,142,339

NET ASSETS:
Class Y Shares	$134,098,711

Class A Shares	$24,061,696

Class C Shares	$2,185,779

Class I Shares	$225,236,966

Class R6 Shares	$559,187

SHARES OUTSTANDING:
Class Y Shares	11,554,959

Class A Shares	2,076,679

Class C Shares	192,223

Class I Shares	19,342,287

Class R6 Shares	47,819

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$11.61

CLASS A SHARES:
Net asset value and redemption price per share	$11.59

Maximum sales charge	5.50%
Maximum offering price per share	$12.26

CLASS C SHARES:
Net asset value and offering price per share*	$11.37

CLASS I SHARES:
Net asset value, offering price and redemption price per share	$11.64

CLASS R6 SHARES:
Net asset value, offering price and redemption price per share	$11.69

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

11

Munder International Small-Cap Fund

Statement of Operations, For the Year Ended June 30, 2014

INVESTMENT INCOME:
Dividends(a)	$7,326,536

Total Investment Income	7,326,536

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	30,901
Class C Shares	10,431
Investment advisory fees	3,082,249
Administration fees	430,520
Transfer agency/record keeping fees(b)	347,120
Custody fees	229,047
Registration and filing fees	75,327
Legal and audit fees	61,424
Trustees’ fees and expenses	31,864
Printing and mailing fees	21,729
Other	20,971

Total Expenses	4,341,583
Expenses waived and reimbursed by Advisor	(1,028,036)

Net Expenses	3,313,547

NET INVESTMENT INCOME	4,012,989

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from:
Security transactions	32,695,541
Futures contracts	537,773
Foreign currency-related transactions	58,698
Net change in unrealized appreciation/(depreciation) of:
Securities	49,518,414
Futures contracts	5,356
Foreign currency-related transactions	55,813

Net realized and unrealized gain on investments	82,871,595

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$86,884,584

(a)	Net of foreign withholding taxes of $645,398.

(b)	Transfer agency/record keeping fees — The amounts for Class Y, Class A, Class C, Class I and Class R6 Shares were $247,258, $25,211, $2,116, $72,396, and $139, respectively.

See Notes to Financial Statements.

12

Munder International Small-Cap Fund

Statements of Changes in Net Assets

	Year Ended June 30, 2014	Year Ended June 30, 2013
Net investment income	$4,012,989	$3,286,716
Net realized gain from security transactions, futures contracts and foreign currency-related transactions	33,292,012	40,409,124
Net change in net unrealized appreciation/(depreciation) of securities, futures contracts and foreign currency-related transactions	49,579,583	26,611,681

Net increase in net assets resulting from operations	86,884,584	70,307,521
Dividends to shareholders from net investment income:
Class Y Shares	(1,984,256)	(2,395,378)
Class A Shares	(151,815)	(55,789)
Class C Shares	(7,882)	(1,196)
Class I Shares	(3,958,997)	(2,578,857)
Class R6 Shares	(2,532)	(279)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	20,123,372	(89,645,527)
Class A Shares	15,346,386	2,292,373
Class C Shares	1,660,100	120,719
Class I Shares	24,432,226	1,921,449
Class R6 Shares	410,173	58,656

Net increase/(decrease) in net assets	142,751,359	(19,976,308)
NET ASSETS:
Beginning of year	243,390,980	263,367,288

End of year	$386,142,339	$243,390,980

Undistributed net investment income	$114,931	$925,213

See Notes to Financial Statements.

13

Munder International Small-Cap Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended June 30, 2014	Year Ended June 30, 2013
Amount
Class Y Shares:
Sold	$42,285,456	$36,853,405
Issued as reinvestment of dividends	1,896,304	2,344,491
Redeemed	(24,058,388)	(128,843,423)

Net increase/(decrease)	$20,123,372	$(89,645,527)

Class A Shares:
Sold	$21,626,783	$2,744,309
Issued as reinvestment of dividends	100,474	38,328
Redeemed	(6,380,871)	(490,264)

Net increase	$15,346,386	$2,292,373

Class C Shares:
Sold	$1,799,142	$193,521
Issued as reinvestment of dividends	6,339	997
Redeemed	(145,381)	(73,799)

Net increase	$1,660,100	$120,719

Class I Shares:
Sold	$24,244,417	$1,923,955
Issued as reinvestment of dividends	619,537	372,499
Redeemed	(431,728)	(375,005)

Net increase	$24,432,226	$1,921,449

Class R6 Shares:
Sold	$524,925	$58,497
Issued as reinvestment of dividends	2,532	279
Redeemed	(117,284)	(120)

Net increase	$410,173	$58,656

See Notes to Financial Statements.

14

	Year Ended June 30, 2014	Year Ended June 30, 2013
Shares
Class Y Shares:
Sold	3,969,342	4,438,921
Issued as reinvestment of dividends	178,392	286,616
Redeemed	(2,238,722)	(14,555,114)

Net increase/(decrease)	1,909,012	(9,829,577)

Class A Shares:
Sold	1,992,803	322,823
Issued as reinvestment of dividends	9,452	4,686
Redeemed	(585,441)	(58,015)

Net increase	1,416,814	269,494

Class C Shares:
Sold	170,214	23,624
Issued as reinvestment of dividends	605	124
Redeemed	(13,819)	(9,201)

Net increase	157,000	14,547

Class I Shares:
Sold	2,406,230	257,112
Issued as reinvestment of dividends	58,118	45,371
Redeemed	(42,141)	(45,176)

Net increase	2,422,207	257,307

Class R6 Shares:
Sold	47,220	6,762
Issued as reinvestment of dividends	236	34
Redeemed	(10,146)	(13)

Net increase	37,310	6,783

See Notes to Financial Statements.

15

Munder International Small-Cap Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year Ended 6/30/14(b)	Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)
Net asset value, beginning of period	$8.90	$7.19	$8.37	$5.77	$5.09

Income/(loss) from investment operations:
Net investment income	0.12	0.08	0.09	0.06	0.06
Net realized and unrealized gain/(loss) on investments	2.78	1.76	(1.16)	2.61	0.69

Total from investment operations	2.90	1.84	(1.07)	2.67	0.75

Less distributions:
Dividends from net investment income	(0.19)	(0.13)	(0.11)	(0.07)	(0.07)

Total distributions	(0.19)	(0.13)	(0.11)	(0.07)	(0.07)

Short-term trading fees	—	—	—	—	0.00 (c)

Net asset value, end of period	$11.61	$8.90	$7.19	$8.37	$5.77

Total return(d)	32.75%	25.77%	(12.67)%	46.39%	14.69%

Ratios to average net assets/supplemental data:
Net assets, end of period ( in 000’s)	$134,099	$85,886	$140,062	$159,001	$108,224
Ratio of operating expenses to average net assets	1.10%	1.43%	1.46%	1.46%	1.46%
Ratio of net investment income to average net assets	1.15%	0.95%	1.29%	0.77%	0.90%
Portfolio turnover rate	54%	88%	67%	74%	88%
Ratio of operating expenses to average net assets without expense waivers and reimbursements	1.44%	1.60%	1.63%	1.71%	1.82%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on August 17, 2007.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

16

A Shares
Year Ended 6/30/14(b)	Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)
$8.89	$7.18	$8.36	$5.77	$5.08

0.13	0.09	0.08	0.06	0.02

2.73	1.73	(1.17)	2.58	0.73

2.86	1.82	(1.09)	2.64	0.75

(0.16)	(0.11)	(0.09)	(0.05)	(0.06)

(0.16)	(0.11)	(0.09)	(0.05)	(0.06)

—	—	—	—	0.00 (c)

$11.59	$8.89	$7.18	$8.36	$5.77

32.35%	25.49%	(12.90)%	45.85%	14.62%

$24,062	$5,866	$2,804	$3,421	$725

1.35%	1.66%	1.71%	1.71%	1.71%

1.24%	1.05%	1.15%	0.82%	0.28%
54%	88%	67%	74%	88%

1.66%	1.87%	1.87%	1.83%	2.07%

See Notes to Financial Statements.

17

Munder International Small-Cap Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

(continued)

	C Shares
	Year Ended 6/30/14(b)	Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)
Net asset value, beginning of period	$8.73	$7.05	$8.22	$5.68	$5.03

Income/(loss) from investment operations:
Net investment income/(loss)	0.05	0.03	0.00 (c)	(0.04)	(0.02)
Net realized and unrealized gain/(loss) on investments	2.67	1.71	(1.11)	2.58	0.70

Total from investment operations	2.72	1.74	(1.11)	2.54	0.68

Less distributions:
Dividends from net investment income	(0.08)	(0.06)	(0.06)	—	(0.03)

Total distributions	(0.08)	(0.06)	(0.06)	—	(0.03)

Short-term trading fees	—	—	—	—	0.00 (c)

Net asset value, end of period	$11.37	$8.73	$7.05	$8.22	$5.68

Total return(d)	31.28%	24.57%	(13.42)%	44.72%	13.49%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,186	$307	$146	$639	$2,038
Ratio of operating expenses to average net assets	2.10%	2.38%	2.46%	2.46%	2.46%
Ratio of net investment income/(loss) to average net assets	0.47%	0.35%	0.07%	(0.64)%	(0.35)%
Portfolio turnover rate	54%	88%	67%	74%	88%
Ratio of operating expenses to average net assets without expense waivers and reimbursements	2.41%	2.62%	2.68%	2.79%	2.83%

(a)	Class C Shares and Class I Shares of the Fund commenced operations on August 17, 2007.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18

I Shares
Year Ended 6/30/14(b)	Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)

$8.94	$7.22	$8.40	$5.80	$5.11

0.14	0.11	0.11	0.08	0.07

2.77	1.76	(1.16)	2.61	0.71

2.91	1.87	(1.05)	2.69	0.78

(0.21)	(0.15)	(0.13)	(0.09)	(0.09)

(0.21)	(0.15)	(0.13)	(0.09)	(0.09)

—	—	—	—	0.00 (c)

$11.64	$8.94	$7.22	$8.40	$5.80

32.75%	26.13%	(12.39)%	46.52%	15.13%

$225,237	$151,237	$120,329	$139,658	$84,557

0.95%	1.18%	1.20%	1.20%	1.20%

1.29%	1.34%	1.54%	1.04%	1.08%
54%	88%	67%	74%	88%

1.26%	1.28%	1.27%	1.28%	1.35%

See Notes to Financial Statements.

19

Munder International Small-Cap Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

(continued)

	R6 Shares
	Year Ended 6/30/14(b)	Year Ended 6/30/13(b)	Period Ended 6/30/12(b)
Net asset value, beginning of period	$8.98	$7.19	$6.71

Income/(loss) from investment operations:
Net investment income	0.19	0.17	0.01
Net realized and unrealized gain on investments	2.72	1.69	0.47

Total from investment operations	2.91	1.86	0.48

Less distributions:
Dividends from net investment income	(0.20)	(0.07)	—

Total distributions	(0.20)	(0.07)	—

Net asset value, end of period	$11.69	$8.98	$7.19

Total return(c)	32.58%	26.03%	7.15%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$559	$94	$27
Ratio of operating expenses to average net assets	1.10%	1.22%	1.25	%(d)
Ratio of net investment income to average net assets	1.74%	2.02%	1.15	%(d)
Portfolio turnover rate	54%	88%	67%
Ratio of operating expenses to average net assets without expense waivers and reimbursements	1.27%	1.33%	1.25	%(d)

(a)	Class R6 Shares of the Fund commenced operations on June 1, 2012.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

(d)	Annualized.

See Notes to Financial Statements.

20

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2014

1.	Organization

As of June 30, 2014, the Munder Funds consisted of 11 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder International Small-Cap Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide long-term growth of capital. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 5 classes of shares — Class A, Class C, Class I, Class R6 and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class I, Class R6 and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

The Board of Trustees has approved the merger of the Fund with and into a separate, newly created series of The Victory Portfolios, subject to the approval of the Fund’s shareholders. The Board of Trustees has also called for a special meeting of the shareholders of the Fund to vote on the merger, which is scheduled for September 9, 2014. If approved, the merger will occur as soon as practicable after the meeting.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing

21

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2014 (continued)

sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued using the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuation determinations may be made using a market-based approach that involves a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information. Discounts also may be applied due to the nature or duration of any restrictions on the disposition of the investments. The pricing committee monitors the valuation approaches that it employs by reviewing, without limitation, key inputs and assumptions and any related market activity. Due to the inherent uncertainty of fair valuations, a fair value may differ significantly from the value that would have been used had an active market existed.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, significant event fair value factors, interest rates, prepayment speeds, credit risk, etc.)

22

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2014 (continued)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2014:

Valuation Inputs	Investments in Securities	Investments in Other Financial Instruments*
Level 1 — Quoted Prices	$379,928,927	$16,942
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$379,928,927	$16,942

*	Other financial instruments include, if applicable, open futures contracts, swap contracts, written options and other derivative instruments, which are not reflected in the Portfolio of Investments. Derivative instruments are valued at the unrealized appreciation/(depreciation) on the instrument.

Securities or other financial instruments that transfer between levels during the period are treated as though the transfer occurred at the beginning of the period. There were no transfers into or out of any levels as described above during the fiscal year ended June 30, 2014.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by country.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities.

23

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2014 (continued)

The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Foreign currency spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures Contracts: The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into futures contracts for cash management purposes (i.e., attempting to remain fully invested while maintaining liquidity), for hedging purposes (i.e., attempting to reduce risk by offsetting one investment position with another) or to gain exposure to an investment in a manner other than investing in the asset directly. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund may be required to deposit with the broker, or pledge as collateral, an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (known as “variation margin”) may be made or received by the Fund, depending on the daily fluctuation of the value of the contract. Variation margins are generally settled on a daily basis. The daily changes in futures contracts are recorded as unrealized appreciation/(depreciation) of futures contracts. The Fund recognizes a realized gain or loss from futures contracts when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

24

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2014 (continued)

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method, subject to certain minimums. Allocated Munder Funds expenses, direct Fund-level expenses, income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Class-level expenses attributable to Class R6 or Class I Shares are charged directly to the applicable class. All other class-level expenses (excluding distribution and shareholder servicing fees) are allocated to the remaining share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2014.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2011.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”), is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.95% on the first $1 billion of its average daily net assets, and 0.90% on average daily net assets exceeding $1 billion.

25

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2014 (continued)

Pursuant to a written Expense Limitation Agreement with the Fund, the Advisor agreed to waive fees or reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 1.35%, 2.10%, 1.10%, 1.10% and 0.95% for Class A, Class C, Class R6, Class Y and Class I Shares, respectively (collectively, “Target Operating Expenses”). In addition, the Advisor agreed to waive a portion of the investment advisory fee so that the Fund paid a fee of 0.90% on all assets. For the year ended June 30, 2014, the Advisor waived investment advisory fees in the amount of $162,224 and reimbursed expenses pursuant to the Expense Limitation Agreement on behalf of the Fund totaling $865,812, which are reflected as expenses waived and reimbursed by Advisor in the accompanying Statement of Operations.

Pursuant to a separate written Agreement with the Fund (the “Repayment Agreement”), the Advisor may seek repayment from the Fund for Fund expenses it reimbursed under the Expense Limitation Agreement. At June 30, 2014, the total amount eligible for repayment to the Advisor was $1,428,403, of which $313,053 expires in 2015, $249,538 expires in 2016, $865,812 expires in 2017. The Fund may only grant such repayment provided (1) its actual total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) are below the Target Operating Expenses and (2) it receives approval from the Board of Trustees. The Repayment Agreement is subject to annual review by the Board of Trustees.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee
First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

26

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2014 (continued)

For the year ended June 30, 2014, the Advisor earned $430,520 before payment of sub-administration fees and $290,680 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2014, the Fund paid an annual effective rate of 0.1327% for administrative services.

During the year ended June 30, 2014, each Trustee was paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2014, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) that applies to the Fund’s Class A and Class C Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates payable under the Plan for each class as a percentage of average daily net assets, were as follows:

Class A Shares 12b-1 Fees	Class C Shares 12b-1 Fees
0.25%	1.00%

27

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2014 (continued)

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $228,533,017 and $172,876,656, respectively, for the year ended June 30, 2014.

At June 30, 2014, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $100,296,984, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $2,764,749 and net appreciation for tax purposes was $97,532,235. At June 30, 2014, aggregate cost for tax purposes was $282,396,692.

6.	Derivative Financial Instruments

The Fund is required to value derivatives at fair value and recognize changes in fair value through the Statement of Operations. As such, none of the Fund’s derivative transactions qualify for hedge accounting. The fair value of derivative instruments as of June 30, 2014 is as follows:

Derivatives	Asset Derivatives	Fair Value
Equity Contracts (Futures)	Balance Sheet Location: Net Assets — Net Unrealized Appreciation	$16,942	*

*	Includes cumulative appreciation/(depreciation) of futures contracts as described below. The Statement of Assets and Liabilities only separately discloses current day’s variation margin.

During the year ended June 30, 2014, the Fund had the following derivative activity:

Derivatives	Net Realized Gain Recognized in Income	Net Change in Unrealized Appreciation/ (Depreciation) Recognized in Income
Equity Contracts (Futures)	$537,773	$5,356

At June 30, 2014, the Fund had the following open financial futures contracts*:

Long Positions	Contracts	Notional Value of Contracts	Market Value of Contracts	Gross Unrealized Appreciation
MSCI EAFE Emini Index Futures, September 2014	54	$5,299,088	$5,316,030	$16,942

*	The number of futures contracts held during the period averaged approximately 42, increasing from 27 to 54 during the year ended June 30, 2014.

28

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2014 (continued)

7.	Investment Concentration

The Fund primarily invests in foreign securities. Investment in foreign securities involves risks, such as currency exchange rate fluctuations, which differ from investment in U.S. securities. In addition, foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

8.	Revolving Line of Credit

Effective December 4, 2013, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee equal to 0.11% per annum on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. During the year ended June 30, 2014, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2014, total commitment fees for the Fund were $2,219.

9.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

29

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2014 (continued)

As determined on June 30, 2014, permanent differences resulting primarily from foreign currency gains and losses and passive foreign investment company fiscal year sell adjustments were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share.

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid in Capital
$1,282,211	$(1,282,211)	$—

At June 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Capital Loss Carryover	Unrealized Appreciation	Total
$5,314,992	$(17,632,287)	$97,553,285	$85,235,990

The differences between book and tax distributable earnings were primarily due to wash sales, futures contracts mark to market, passive foreign investment company unreversed inclusions and deferred trustees’ fees.

The tax character of dividends paid to shareholders during the years ended June 30, 2014 and June 30, 2013 was as follows:

Ordinary Income
June 30, 2014	$6,105,482
June 30, 2013	5,031,499

Under the Regulated Investment Company Modernization Act of 2010, capital losses realized after July 1, 2011 may be carried forward indefinitely and will retain their tax character as either short-term or long-term. Capital losses realized prior to July 1, 2011 will continue to be subject to their original expiration dates and will continue to be treated as short-term losses. Capital losses that can be carried forward indefinitely must be utilized fully before using capital losses that expire.

As determined at June 30, 2014, the Fund had available for federal income tax purposes $17,632,287 of unused capital losses. These losses are short-term capital losses which expire in 2018.

During the year ended June 30, 2014, $31,858,723 in carried-forward capital losses were utilized by the Fund.

30

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder International Small-Cap Fund and

Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder International Small-Cap Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder International Small-Cap Fund of Munder Series Trust at June 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 25, 2014

31

Munder International Small-Cap Fund

Notes to Financial Statements — Unaudited, June 30, 2014 (continued)

11.	Tax Information (Unaudited)

For the fiscal year ended June 30, 2014, the Fund designates approximately $7,972,156 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The Fund designated $540,181 as foreign taxes paid and $7,972,156 as foreign source income for regular Federal Income Tax purposes.

12.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

13.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

15.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 12-13, 2014, the Board of Trustees unanimously voted to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2014.

In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, information

32

Munder International Small-Cap Fund

Notes to Financial Statements — Unaudited, June 30, 2014 (continued)

that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. The Board and counsel to the “Non-Interested Trustees” had an opportunity to review such information in advance of the meeting. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.)

Both in Board meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other Board meetings held during the course of the fiscal year (including, in particular, the February 2014 Board meeting), the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, regarding the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered a number of factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as with their deliberations regarding the continuation of the Advisory Agreement. The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of this comprehensive evaluation process. The determination to approve the continuance of the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•

the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented with detailed information concerning the current organizational and

33

Munder International Small-Cap Fund

Notes to Financial Statements — Unaudited, June 30, 2014 (continued)

ownership structure of the Advisor, recent changes within the Advisor’s organization (including key personnel changes) and the financial condition of the Advisor;

•

the qualifications of management of the Advisor and of persons providing portfolio management and other key services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2013 and 2014, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided by the Advisor to the Fund during the previous year and the services anticipated to be provided to the Fund in the upcoming year;

•

the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through contractual waivers of a portion of the investment advisory fees, the addition of contractual fee breakpoints or a contractual reduction of its advisory fees);

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board supported approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2013, including (1) the one-, three- and five-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three- and five-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three- and five-year and the

34

Munder International Small-Cap Fund

Notes to Financial Statements — Unaudited, June 30, 2014 (continued)

overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the one-, three- and five-year periods as compared to the performance of a small group of funds in the same Morningstar category as the Fund and having average assets in a range comparable to the Fund’s average assets; and (5) the Fund’s one-, three- and five-year total returns as compared to the performance of a larger group of funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2013: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of its benchmark for the one-, three- and five-year and since inception periods, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the one-, three- and five-year periods. In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2014. The Board also considered information provided by the Advisor regarding its ongoing efforts to enhance investment results both with respect to the Fund and generally with respect to all of the Munder Funds.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor in 2013, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor over the 12 months ending on December 31, 2014, with respect to all services provided by the Advisor to the Fund, based on certain assumptions disclosed to the Board. The Board considered the costs relating to the Advisor’s services in light of the Fund’s performance. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor with respect to the Fund were not unreasonable in light of the costs relating to the services that the Advisor provides to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory and other fees and expenses of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (by reducing its contractual advisory fees, through the implementation of contractual

35

Munder International Small-Cap Fund

Notes to Financial Statements — Unaudited, June 30, 2014 (continued)

breakpoints or through the implementation of contractual waivers) in an overall effort to reduce the total operating expenses of the Munder Funds. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints, reductions in contractual advisory fees or contractual advisory fee waivers with respect to certain of the Munder Funds in recent years, including a contractual waiver of a portion of the advisory fees with respect to the Fund in 2012, 2013 and 2014. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders.

In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in the past several years to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the transfer agency fees, which took effect in June 2011.

Based on these facts and considerations, the Board concluded that the Advisor’s efforts in this regard supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund and having average assets in a range comparable to the Fund’s average assets. In addition, the Board received separate information that compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers. The Board also considered information provided regarding the fees that the Advisor charges to other investment advisory clients, including institutional separate accounts, with investment objectives and strategies substantially similar to the Fund, and noted the relative scope of the management of and the services provided to those types of accounts versus the Fund.

The Board also considered the Fund’s total operating expense ratio (on both a gross and net basis) in comparison to those of other funds in the same Morningstar category as the Fund and having average assets in a range comparable to the Fund’s average assets, and the Fund’s total operating expense ratio on a gross basis (and certain components of the total operating expense ratio) in comparison to a larger group of funds in the same Morningstar category as the Fund. In light of fees charged to other funds in the Fund’s Morningstar category, the Board noted that certain contractual expense limitations and/or fee waiver arrangements were currently in place to maintain a competitive cost structure.

36

Munder International Small-Cap Fund

Notes to Financial Statements — Unaudited, June 30, 2014 (continued)

Based on these considerations and comparisons, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that consultants and potential institutional separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, while money managers may benefit from the use of “soft dollars” obtained from broker-dealers through the payment of commissions on trades in client accounts, the Advisor limits soft dollar usage to research and brokerage products and services that the Advisor believes are permitted under the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934. Based on these facts and considerations, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

(g) Additional information considered by the Board: The Board considered that Victory Capital Holdings, Inc. (“VCH”) had entered into an agreement with the Advisor’s parent companies pursuant to which VCH will acquire all of the ownership interests of the Advisor (“Transaction”). Upon the closing of the Transaction, all or most all of the investment professionals and certain other key employees of the Advisor are expected to become employees of Victory Capital Management Inc. (“Victory”). The Board also considered that, as part of the larger plans to integrate the advisory businesses of the Advisor and Victory in connection with the Transaction, the Trustees were also asked to consider the approval of the reorganization of the Fund into a corresponding series of The Victory Portfolios (“Victory Fund”). The Board noted that if the Fund’s shareholders approve the reorganization, shareholders of the Fund will become shareholders of the Victory Fund and the Fund’s Advisory Agreement with the Advisor would be terminated and replaced with an agreement with a new entity.

Based upon its comprehensive review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions, as discussed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2014.

37

Munder International Small-Cap Fund

Notes to Financial Statements — Unaudited, June 30, 2014 (continued)

16.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2014, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 66	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	Chairman, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 9/11); President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (12/05 to 9/11).	11	NVR, Inc. (homebuilding and mortgage banking) (since 12/11); Chesapeake Lodging Trust (real estate investment trust) (since 1/10); DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07).

John Rakolta Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 67	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	11	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 65	Trustee	Indefinite; since 2/03	President, Business Roundtable (association of business chief executive officers) (since 1/11); President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (10/04-1/11).	11	K12, Inc. (provider of online education) (since 11/12); Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Airlines (10/08 to 7/12).

38

Munder International Small-Cap Fund

Notes to Financial Statements — Unaudited, June 30, 2014 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Thomas P. Lemke c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 59	Trustee	Indefinite; since 01/14	Retired (since 4/13): Executive Vice President and General Counsel, Legg Mason, Inc. (asset management) (2/05-3/13).	11	AXA Premier VIP Trust (registered investment company with 36 portfolios) (since 1/14); The Advisors’ Inner Circle Fund III (registered investment company with 6 portfolios) (since 3/14); J.P. Morgan Exchange-Traded Fund Trust (registered investment company with 4 portfolios) (since 5/14); ICI Mutual Insurance Company (2009-3/13).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05).	11	Masco Corporation (manufacturer of home improvement and building products) (since 12/06); Taubman Centers, Inc. (real estate investment trust) (since 1/97).

39

Munder International Small-Cap Fund

Notes to Financial Statements — Unaudited, June 30, 2014 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 75	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	11	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., a sub-advisor to a separate series of MST. Prior to December 29, 2006, Comerica was also the indirect parent company of the Advisor.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 54	President and Principal Executive Officer	through 2/15; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Integrity Asset Management, LLC (investment advisor) (since 6/12); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/15; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Integrity Asset Management, LLC (investment advisor) (since 6/12); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

40

Munder International Small-Cap Fund

Notes to Financial Statements — Unaudited, June 30, 2014 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 48	Vice President and Principal Financial Officer	through 2/15; since 2/01	Managing Director, Chief Financial Officer and Treasurer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Managing Director and Chief Financial Officer of Integrity Asset Management, LLC (investment advisor) (since 6/12); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 42	Treasurer and Principal Accounting Officer	through 2/15; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 38	Assistant Treasurer	through 2/15; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 59	Assistant Secretary	through 2/15; since 8/99	Associate General Counsel and Assistant Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98); Associate General Counsel and Assistant Secretary of Integrity Asset Management, LLC (investment advisor) (since 6/12).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 49	Assistant Secretary	through 2/15; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 46	Assistant Secretary	through 2/15; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

41

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman

John Rakolta Jr., Vice Chairman

John Engler

Thomas P. Lemke

Michael T. Monahan

Lisa A. Payne

OFFICERS

James V. FitzGerald, President and Principal Executive Officer

Peter K. Hoglund, Vice President and Principal Financial Officer

Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer

David W. Rumph, Treasurer and Principal Accounting Officer

Amy D. Eisenbeis, Assistant Secretary

Francine S. Hayes, Assistant Secretary

Mary Ann C. Shumaker, Assistant Secretary

Kevin R. Kuhl, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management

Munder Capital Center

480 Pierce Street

Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

LEGAL COUNSEL

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

ANNISC614

ANNUAL REPORT

June 30, 2014

Munder Micro-Cap

Equity Fund

Class Y, A, B, C, K & R Shares

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The Munder Funds® Letter to Shareholders

DEAR SHAREHOLDERS:

The twelve months ended June 30, 2014 yielded exceptional global equity returns and positive fixed income returns. However, the period was not without its share of potentially adverse factors, especially during the second half of the year. Severe winter weather, global geopolitical unrest, mixed signals from the new Fed Chair and anemic first quarter 2014 gross domestic product (“GDP”) growth in the United States created an unusual and, at times, uncertain market environment. The calendar year started with the worst January the markets have experienced since the financial crisis, leading to increased negative sentiment. While the broad indexes had modest corrections, certain sectors of the market experienced more significant downward pressure (technology and biotech leading the pack). However, the global markets proved resilient, and returns remained solidly positive during the six months ended June 30. Supporting the market rebound were generally positive economic indicators, including improving consumer confidence, increased capital expenditures, increased bank loan activity, lower unemployment and robust vehicle sales. The housing market continued to be a concern, with new housing starts and building permits showing some weakness.

The Fed, the wizard behind the curtain of market action, maintained its loose money policy, although tapering of monthly bond purchases continued. The Fed Chairwoman stated that short term rates would remain historically low until GDP growth and unemployment combine to create a receptive environment for tightening. Stay tuned.

Now to the numbers. Domestically, the S&P 500® Index (a measure of the large-cap sector of the U.S. stock market) returned 24.61% for the twelve months ended June 30, 2014. This is particularly interesting given that the S&P 500® Index fell 5.8% between December 31, 2013 and February 3, 2014. The large-cap market, as measured by the Russell 1000® Indices, showed a bias toward growth versus value stocks, with growth outperforming value by over 3 percentage points. Mid-cap stocks slightly outperformed their large-cap cousins, with the Russell Midcap Index®, a measure of the mid-cap segment of the U.S. equity universe, returning 26.85% for the twelve months ended June 30. In contrast to large-cap stocks, mid-cap value stocks outperformed mid-cap growth stocks, as measured by the Russell Midcap® Indices, by just under 2 percentage points. Small-cap stocks, as measured by the Russell 2000® Index, a measure of the small-cap segment of the U.S. equity universe, performed slightly below the S&P 500® Index, returning 23.64% for the twelve months ended June 30. As in the large-cap universe, small-cap growth stocks outperformed small-cap value stocks, as measured by the Russell 2000® Indices, by just over 2 percentage points.

International markets also provided very robust returns. The MSCI EAFE Index (net dividends), a measure of the equity market performance of developed markets excluding the U.S. and Canada, returned 23.57%, while the S&P® Developed ex-US Small Cap Index, a measure of the small-capitalization segment of developed markets excluding the U.S., was up 29.95%. Emerging markets, which have been volatile and difficult to navigate, also ended the twelve month period with strong performance as the S&P® Emerging Plus Small-Cap Index, a measure of the small-capitalization segment of emerging markets plus Korea, returned 16.00%. Clearly, while the world continues to present ongoing challenges, global investors are anticipating continued and improving global economic growth.

The fixed income markets continue to confound. Despite historically low rates and consensus (and actual commitment) by the Fed to eventually raise rates, the fixed income markets provided positive returns. The Barclays U.S. Aggregate Bond Index, a measure of the investment grade U.S. dollar-denominated, fixed-rate taxable bond market, was up 4.37% for the twelve months ended June 30, 2014.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, I encourage you to contact your financial advisor. You may also contact the Funds at 1-800-468-6337 or through our website at www.munder.com. My colleagues and I sincerely appreciate the confidence you have placed in the Munder Funds and we value the opportunity to help you meet your investment goals.

Very Truly Yours,

James FitzGerald

President and Principal Executive Officer, The Munder Funds

President, Munder Capital Management

ii	Performance History
iv	Management’s Discussion of Fund Performance
viii	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
20	Notes to Financial Statements
28	Report of Independent Registered Public Accounting Firm
29	Notes to Financial Statements — Unaudited

Risks:    The Fund invests in smaller company stocks, which are more volatile and less liquid than larger, more established company securities. A substantial portion of the Fund’s assets is invested in the financials sector, whose performance can be significantly negatively impacted by economic downturns and changes in government regulation and interest rates. The Fund may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. Performance and after-tax returns can be significantly impacted by the Fund’s investments in Initial Public Offerings (IPOs), which may involve short-term trading. We cannot, however, ensure that the Fund will obtain IPOs.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Munder Funds distributed through Funds Distributor, LLC.

i

Performance History (Unaudited)

The line graph represents the performance of the Fund’s Class Y Shares. Due to differing sales charges and expenses, performance of classes not shown in the graph will differ. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

GROWTH OF AN ASSUMED $10,000 INVESTMENT SINCE INCEPTION(1) THROUGH 6/30/14

Class (Inception Date)	With Load		Without Load	Russell Microcap® Index/Wilshire US Micro-Cap Index
CLASS Y (12/26/96)	N/A		$82,913	$50,295
CLASS A (12/26/96)	$75,116	(2)	$79,473	$50,295
CLASS B (2/24/97)	N/A		$68,066	$49,054
CLASS C (3/31/97)	N/A		$68,909	$51,381
CLASS K (12/31/96)	N/A		$78,586	$50,295
CLASS R (7/29/04)	N/A		$20,920	$20,785

ii

AVERAGE ANNUAL TOTAL RETURNS (AS OF 6/30/14)

Class (Inception Date)	One Year w/load		One Year w/out load	Five Years w/load		Five Years w/out load	Ten Years w/load		Ten Years w/out load	Since Inception w/load		Since Inception w/out load
CLASS Y (12/26/96)	N/A		22.08%	N/A		22.73%	N/A		7.73%	N/A		12.84%
CLASS A (12/26/96)	15.04%	(2)	21.75%	21.05%	(2)	22.42%	6.86%	(2)	7.46%	12.20%	(2)	12.57%
CLASS B (2/24/97)	15.85%	(3)	20.85%	21.35%	(3)	21.53%	N/A		6.82%	N/A		11.69%
CLASS C (3/31/97)	19.86%	(3)	20.86%	N/A		21.52%	N/A		6.66%	N/A		11.84%
CLASS K (12/31/96)	N/A		21.76%	N/A		22.43%	N/A		7.47%	N/A		12.50%
CLASS R (7/29/04)	N/A		21.46%	N/A		22.12%	N/A		N/A	N/A		7.72%

(1)	Amounts represent the growth of a $10,000 investment since inception of the share class.
(2)	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.
(3)	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, for Class Y, A, B, C, K and R Shares during the fiscal year ended 6/30/13 the gross expense ratios were 1.84%, 2.08%, 2.86%, 2.84%, 2.09% and 2.33%, respectively. Expense ratios for the fiscal year ended 6/30/14 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of Class Y, A, B, C and K Shares of the Fund during the 1997-1999 calendar years. Munder Capital Management also made a voluntary capital contribution to the Fund during the 2005 calendar year. Total returns would have been lower if Munder Capital Management had not limited expenses or made a capital contribution during those periods.

iii

Management’s Discussion of Fund Performance (Unaudited)

INVESTMENT PROCESS HIGHLIGHTS

The Munder Micro-Cap Equity Fund’s management team seeks capital appreciation in the Fund by investing in a diversified portfolio of micro-cap companies that the management team feels are undervalued, but poised to outperform. Micro-cap companies are companies with market capitalizations lower than the largest company in the bottom 75% (based on index weightings) of the Russell 2000® Index. The team’s investment style focuses on undiscovered, small-sized companies that have strong potential for consistent earnings growth. Since micro-capitalization companies are generally not as well known to investors and have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace.

INVESTING ENVIRONMENT

During the year ended June 30, 2014, equity markets advanced as lawmakers averted a lengthy government shutdown, testimony from Fed Chair nominee Janet Yellen was fairly dovish, and investors continued to embrace equities. The commitment to fairly accommodative monetary policy, along with signs of continued economic improvement in the U.S. led to strong gains in the Russell Microcap® Index. Energy and health care were the leading sectors while consumer staples and materials were laggards.

The Fund’s focus on selecting companies with good valuation and catalysts led to good performance in the financials and industrials sectors. However, this was outweighed by weakness in health care and consumer discretionary holdings that resulted in the Fund slightly underperforming the Russell Microcap® Index for the year ended June 30, 2014.

SECTOR DIVERSIFICATION
Financials	29.9%
Information Technology	19.6%
Consumer Discretionary	17.3%
Health Care	13.3%
Industrials	12.5%
Energy	4.1%
Other	3.3%

Total	100.0%

As a percentage of net assets as of 6/30/14.

PERFORMANCE DISCUSSION

During the twelve-month period ended June 30, 2014, the Fund returned 22.08%, underperforming the Russell Microcap® Index, which returned 24.98% over the same period.

Notable detractors to the Fund’s performance during the past year included: Wet Seal, Inc., which operates women’s apparel retail stores; bebe stores, inc., which designs, develops and produces women’s apparel and accessories; Pacific Sunwear of California, Inc., which sells casual apparel, footwear and accessories; Perry Ellis International,

iv

Inc., which designs, distributes and licenses apparel and accessories for men and women; and Pike Corp, which provides energy solutions.

Notable contributors to the Fund’s performance during the past year included: Callon Petroleum Company, which acquires and develops oil and gas properties; Greenbrier Companies, Inc., which manufactures and distributes railcars and related transportation equipment; Carmike Cinemas, Inc., which owns and operates movie theaters; Astronics Corporation, which provides advanced technologies for the global aerospace and defense industries; and HFF, Inc., which provides commercial real estate and capital markets services.

FUND CHANGES

The Fund’s management team identified several new investment opportunities for the Fund during the period, including: Bassett Furniture Industries, Inc., a furniture manufacturer; Callon Petroleum Company; Cavco Industries, Inc., a builder of manufactured homes; Kona Grill, Inc., a restaurant operator; and Marcus & Millichap, Inc., a commercial real estate broker.

The team funded these positions in part by selling the Fund’s positions in: Astronics Corporation; Greenbrier Companies, Inc.; Kennedy-Wilson Holdings, Inc., a real estate services company; Sabra Health Care REIT, Inc., a health care real estate investment trust; and TriMas Corporation, a diversified industrial manufacturer.

The Fund’s performance contained in the Management’s Discussion of Fund Performance is based on Class Y Shares of the Fund. Performance of the other classes of shares will differ. Management’s Discussion of Fund Performance presents information about the Fund’s holdings that are believed to be accurate, and the views of the portfolio managers, as of June 30, 2014. The Fund’s holdings, the information about the Fund’s holdings and the views of the portfolio managers may change, and the Fund disclaims any obligation to advise shareholders of any such changes. Discussions regarding specific holdings are for illustration only and are not intended as recommendations to purchase or sell individual stocks. A complete list of Fund holdings as of June 30, 2014 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

The Russell Microcap® Index is a capitalization-weighted index that measures the performance of the smallest 1,000 securities in the Russell 2000® Index, plus the next 1,000 smallest eligible securities by market cap. The Russell 2000® Index is a capitalization-weighted index that measures the performance

v

of approximately 2,000 of the smallest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market. The Wilshire US Micro-Cap Index is a float-adjusted, market capitalization-weighted index of all stocks below the 2,500st rank by market capitalization of the Wilshire 5000 Total Market Index. Index since inception comparative returns commence on 1/1/97, 1/1/97, 3/1/97, 4/1/97, 1/1/97 and 8/1/04 for Class Y, Class A, Class B, Class C, Class K and Class R Shares, respectively. Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

vi

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vii

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2014 through June 30, 2014.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to

viii

an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period* 1/1/14-6/30/14	Annualized Expense Ratio
Actual
Class Y	$1,000.00	$1,009.70	$7.77	1.56%
Class A	$1,000.00	$1,008.30	$9.01	1.81%
Class B	$1,000.00	$1,004.80	$12.73	2.56%
Class C	$1,000.00	$1,004.50	$12.72	2.56%
Class K	$1,000.00	$1,008.30	$9.01	1.81%
Class R	$1,000.00	$1,007.10	$10.25	2.06%
Hypothetical
Class Y	$1,000.00	$1,017.06	$7.80	1.56%
Class A	$1,000.00	$1,015.82	$9.05	1.81%
Class B	$1,000.00	$1,012.10	$12.77	2.56%
Class C	$1,000.00	$1,012.10	$12.77	2.56%
Class K	$1,000.00	$1,015.82	$9.05	1.81%
Class R	$1,000.00	$1,014.58	$10.29	2.06%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

ix

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x

Munder Micro-Cap Equity Fund

Portfolio of Investments, June 30, 2014

Shares		Value(a)

COMMON STOCKS — 93.6%
Consumer Discretionary — 17.3%
Auto Components — 0.6%
50,567	Modine Manufacturing Co †	$795,924

Hotels, Restaurants & Leisure — 4.8%
150,885	Carrols Restaurant Group Inc †	1,074,301
29,706	Del Frisco’s Restaurant Group Inc †	818,697
63,695	Kona Grill Inc †	1,236,320
79,694	Marcus Corp/The	1,454,416
48,609	Multimedia Games Holding Co Inc †	1,440,771

		6,024,505

Household Durables — 3.0%
45,392	Bassett Furniture Industries Inc	597,359
42,953	Beazer Homes USA Inc †	901,154
12,092	Cavco Industries Inc †	1,031,447
47,496	M/I Homes Inc †	1,152,728

		3,682,688

Leisure Products — 1.2%
13,128	Arctic Cat Inc	517,506
51,579	Malibu Boats Inc, Class A †	1,036,738

		1,554,244

Media — 3.0%
57,939	Carmike Cinemas Inc †	2,035,397
82,381	Entercom Communications Corp, Class A †	883,948
136,921	Entravision Communications Corp, Class A	851,649

		3,770,994

Multiline Retail — 0.9%
59,437	Tuesday Morning Corp †	1,059,167

Specialty Retail — 3.1%
152,868	bebe stores inc	466,247
39,200	Haverty Furniture Cos Inc	985,096
38,850	Kirkland’s Inc †	720,668
57,085	MarineMax Inc †	955,603
35,959	Shoe Carnival Inc	742,553

		3,870,167

Textiles, Apparel & Luxury Goods — 0.7%
46,939	Culp Inc	817,208

Total Consumer Discretionary		21,574,897

See Notes to Financial Statements.

1

Munder Micro-Cap Equity Fund

Portfolio of Investments, June 30, 2014 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Consumer Staples — 0.4%
Food Products — 0.4%
42,777	Inventure Foods Inc †	$482,097

Energy — 4.1%
Energy Equipment & Services — 0.6%
25,261	Natural Gas Services Group Inc †	835,129

Oil, Gas & Consumable Fuels — 3.5%
122,589	Callon Petroleum Co †	1,428,162
109,357	Emerald Oil Inc †	836,581
76,883	Synergy Resources Corp †	1,018,700
90,809	Triangle Petroleum Corp †	1,067,005

		4,350,448

Total Energy		5,185,577

Financials — 29.9%
Banks — 15.2%
64,004	Banc of California Inc	697,644
20,635	Bank of Marin Bancorp	940,750
25,214	Banner Corp	999,231
77,782	BNC Bancorp	1,327,739
30,499	Bridge Bancorp Inc	731,671
31,148	Cardinal Financial Corp	574,992
101,397	Centerstate Banks Inc	1,135,646
49,037	Financial Institutions Inc	1,148,447
58,832	First Commonwealth Financial Corp	542,431
31,360	First Internet Bancorp	646,016
49,516	Guaranty Bancorp	688,272
46,420	Heritage Financial Corp/WA	746,898
21,663	Independent Bank Group Inc	1,205,979
38,000	Metro Bancorp Inc †	878,560
15,457	Renasant Corp	449,335
92,840	Seacoast Banking Corp of Florida †	1,009,171
34,390	Sierra Bancorp	543,362
67,674	Southwest Bancorp Inc	1,154,518
48,300	Square 1 Financial Inc, Class A †	918,183
60,864	State Bank Financial Corp	1,029,210
56,922	Sterling Bancorp/DE	683,064
45,699	Yadkin Financial Corp †	860,969

		18,912,088

See Notes to Financial Statements.

2

Shares		Value(a)

Financials (Continued)
Capital Markets — 5.3%
46,818	Calamos Asset Management Inc, Class A	$626,893
270,279	Cowen Group Inc, Class A †	1,140,578
6,603	Diamond Hill Investment Group Inc	843,335
13,833	HFF Inc, Class A	514,449
126,755	JMP Group Inc	959,535
33,668	Marcus & Millichap Inc †	858,871
88,098	Pzena Investment Management Inc, Class A	983,174
32,005	Safeguard Scientifics Inc †	665,384

		6,592,219

Insurance — 1.4%
25,020	AMERISAFE Inc	1,017,563
16,413	HCI Group Inc	666,368

		1,683,931

Real Estate Investment Trusts (REITs) — 4.6%
61,070	Ashford Hospitality Prime Inc	1,047,961
98,001	CorEnergy Infrastructure Trust Inc	726,187
123,572	Kite Realty Group Trust	758,732
90,219	Physicians Realty Trust	1,298,251
115,465	RAIT Financial Trust	954,896
90,053	Summit Hotel Properties Inc	954,562

		5,740,589

Thrifts & Mortgage Finance — 3.4%
39,200	First Defiance Financial Corp	1,125,040
70,252	First Financial Northwest Inc	763,639
50,592	OceanFirst Financial Corp	837,804
57,881	United Financial Bancorp Inc	784,288
10,314	WSFS Financial Corp	759,832

		4,270,603

Total Financials		37,199,430

Health Care — 8.6%
Biotechnology — 1.8%
147,877	Athersys Inc †	264,700
97,191	Orexigen Therapeutics Inc †	600,641
138,881	Rigel Pharmaceuticals Inc †	504,138
124,391	Sunesis Pharmaceuticals Inc †	811,029

		2,180,508

See Notes to Financial Statements.

3

Munder Micro-Cap Equity Fund

Portfolio of Investments, June 30, 2014 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Health Care (Continued)
Health Care Equipment & Supplies — 3.1%
46,730	AtriCure Inc †	$858,898
15,084	ICU Medical Inc †	917,258
42,025	PhotoMedex Inc †	514,806
254,058	RTI Surgical Inc †	1,105,152
90,745	Sunshine Heart Inc †	508,172

		3,904,286

Health Care Providers & Services — 3.2%
40,726	Capital Senior Living Corp †	970,908
33,960	LHC Group Inc †	725,725
34,694	PharMerica Corp †	991,901
36,819	US Physical Therapy Inc	1,258,842

		3,947,376

Pharmaceuticals — 0.5%
37,445	Omeros Corp †	651,543

Total Health Care		10,683,713

Industrials — 12.5%
Aerospace & Defense — 1.1%
24,037	AAR Corp	662,460
51,547	Taser International Inc †	685,575

		1,348,035

Air Freight & Logistics — 1.8%
23,516	Park-Ohio Holdings Corp	1,366,515
30,947	XPO Logistics Inc †	885,703

		2,252,218

Commercial Services & Supplies — 0.4%
22,984	SP Plus Corp †	491,628

Construction & Engineering — 1.1%
33,282	MYR Group Inc †	843,033
61,224	Pike Corp †	548,567

		1,391,600

Machinery — 3.6%
91,812	Federal Signal Corp	1,345,046
56,923	Global Brass & Copper Holdings Inc	961,999
45,751	NN Inc	1,170,310
70,768	Wabash National Corp †	1,008,444

		4,485,799

See Notes to Financial Statements.

4

Shares		Value(a)

Industrials (Continued)
Professional Services — 1.6%
8,598	Barrett Business Services Inc	$404,106
24,833	GP Strategies Corp †	642,678
74,086	Resources Connection Inc	971,267

		2,018,051

Road & Rail — 2.9%
27,563	ArcBest Corp	1,199,266
83,694	Quality Distribution Inc †	1,243,693
26,566	Saia Inc †	1,167,044

		3,610,003

Total Industrials		15,597,334

Information Technology — 19.6%
Communications Equipment — 2.2%
31,878	Applied Optoelectronics Inc †	739,569
242,763	Aviat Networks Inc †	310,737
211,677	Extreme Networks Inc †	939,846
91,700	PC-Tel Inc	741,853

		2,732,005

Electronic Equipment, Instruments & Components — 4.1%
47,428	Control4 Corp †	927,692
34,351	Fabrinet †	707,631
31,329	Methode Electronics Inc	1,197,081
46,420	Newport Corp †	858,770
242,300	Radisys Corp †	845,627
72,435	TTM Technologies Inc †	593,967

		5,130,768

Internet Software & Services — 1.8%
31,695	Blucora Inc †	598,085
61,874	Brightcove Inc †	652,152
64,993	Move Inc †	961,246

		2,211,483

IT Services — 1.2%
77,413	Datalink Corp †	774,130
131,411	ServiceSource International Inc †	762,184

		1,536,314

See Notes to Financial Statements.

5

Munder Micro-Cap Equity Fund

Portfolio of Investments, June 30, 2014 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Information Technology (Continued)
Semiconductors & Semiconductor Equipment — 8.3%
437,393	Axcelis Technologies Inc †	$874,786
53,130	Exar Corp †	600,369
147,829	FormFactor Inc †	1,229,937
73,293	Integrated Silicon Solution Inc †	1,082,538
184,155	Lattice Semiconductor Corp †	1,519,279
375,500	Mattson Technology Inc †	822,345
120,820	Pericom Semiconductor Corp †	1,092,213
124,820	Photronics Inc †	1,073,452
75,463	Ultra Clean Holdings Inc †	682,940
146,795	Xcerra Corp †	1,335,834

		10,313,693

Software — 1.2%
92,789	American Software Inc/Georgia, Class A	916,755
65,769	Seachange International Inc †	526,810

		1,443,565

Technology Hardware, Storage & Peripherals — 0.8%
819,406	Quantum Corp †	999,675

Total Information Technology		24,367,503

Materials — 1.2%
Chemicals — 0.6%
8,832	Quaker Chemical Corp	678,209

Metals & Mining — 0.6%
31,466	Olympic Steel Inc	778,784

Total Materials		1,456,993

TOTAL COMMON STOCKS
(Cost $91,845,815)		116,547,544

INVESTMENT COMPANIES — 7.1%
Health Care — 4.7%
Biotechnology — 4.7%
37,740	SPDR S&P Biotech ETF	5,813,847

Multi-Sector — 2.4%
Multi-Industry — 2.4%
2,983,642	State Street Institutional U.S. Government Money Market Fund	2,983,642

TOTAL INVESTMENT COMPANIES
(Cost $8,803,045)		8,797,489

See Notes to Financial Statements.

6

		Value(a)

TOTAL INVESTMENTS
(Cost $100,648,860)	100.7%	$125,345,033
OTHER ASSETS AND LIABILITIES (Net)	(0.7)	(919,251)

NET ASSETS	100.0%	$124,425,782

†	Non-income producing security.

(a)	As of June 30, 2014, the values of the securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

ABBREVIATIONS:
ETF	—	Exchange Traded Fund

See Notes to Financial Statements.

7

Munder Micro-Cap Equity Fund

Statement of Assets and Liabilities, June 30, 2014

ASSETS:
Investments, at value (see accompanying schedule)	$125,345,033
Dividends and interest receivable	54,629
Receivable for investment securities sold	1,187,089
Receivable for Fund shares sold	161,564
Prepaid expenses and other assets	30,895

Total Assets	126,779,210

LIABILITIES:
Payable for investment securities purchased	1,960,957
Payable for Fund shares redeemed	205,428
Trustees’ fees and expenses payable	55,959
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	31,237
Transfer agency/record keeping fees payable	30,525
Administration fees payable	15,346
Custody fees payable	5,603
Investment advisory fees payable	3,387
Shareholder servicing fees payable — Class K Shares	66
Accrued expenses and other payables	44,920

Total Liabilities	2,353,428

NET ASSETS	$124,425,782

Investments, at cost	$100,648,860

See Notes to Financial Statements.

8

NET ASSETS consist of:
Undistributed net investment income	$26,169
Accumulated net realized gain on investments sold	7,729,936
Net unrealized appreciation of investments	24,696,173
Paid-in capital	91,973,504

$124,425,782

NET ASSETS:
Class Y Shares	$22,279,434

Class A Shares	$82,905,167

Class B Shares	$457,851

Class C Shares	$17,532,225

Class K Shares	$329,651

Class R Shares	$921,454

SHARES OUTSTANDING:
Class Y Shares	563,299

Class A Shares	2,210,431

Class B Shares	14,667

Class C Shares	561,904

Class K Shares	8,781

Class R Shares	25,034

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$39.55

CLASS A SHARES:
Net asset value and redemption price per share	$37.51

Maximum sales charge	5.50%
Maximum offering price per share	$39.69

CLASS B SHARES:
Net asset value and offering price per share*	$31.22

CLASS C SHARES:
Net asset value and offering price per share*	$31.20

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$37.54

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$36.81

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Micro-Cap Equity Fund

Statement of Operations, For the Year Ended June 30, 2014

INVESTMENT INCOME:
Dividends(a)	$907,861

Total Investment Income	907,861

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	185,389
Class B Shares	8,277
Class C Shares	164,552
Class R Shares	3,468
Shareholder servicing fees:
Class K Shares	833
Investment advisory fees	1,095,548
Transfer agency/record keeping fees	223,546
Administration fees	173,230
Registration and filing fees	72,846
Custody fees	60,544
Trustees’ fees and expenses	37,086
Legal and audit fees	30,833
Printing and mailing fees	27,232
Other	12,391

Total Expenses	2,095,775

NET INVESTMENT LOSS	(1,187,914)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions	15,390,475
Foreign currency-related transactions	(15)
Net change in unrealized appreciation/(depreciation) of securities	5,749,903

Net realized and unrealized gain on investments	21,140,363

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,952,449

(a)	Net of foreign withholding taxes of $820.

See Notes to Financial Statements.

10

Munder Micro-Cap Equity Fund

Statements of Changes in Net Assets

	Year Ended June 30, 2014	Year Ended June 30, 2013
Net investment loss	$(1,187,914)	$(453,482)
Net realized gain from security transactions and foreign currency-related transactions	15,390,460	12,974,233
Net change in net unrealized appreciation/(depreciation) of securities	5,749,903	7,017,922

Net increase in net assets resulting from operations	19,952,449	19,538,673
Distributions to shareholders from net realized gain/loss:
Class Y Shares	(2,011,579)	(1,608,758)
Class A Shares	(9,428,132)	(7,515,234)
Class B Shares	(112,475)	(366,864)
Class C Shares	(2,530,205)	(2,025,551)
Class K Shares	(41,808)	(45,308)
Class R Shares	(95,403)	(39,367)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	9,188,167	(1,518,978)
Class A Shares	15,739,807	8,407,259
Class B Shares	(1,150,080)	(1,873,442)
Class C Shares	3,337,776	642,368
Class K Shares	(44,835)	33,383
Class R Shares	547,075	72,993

Net increase in net assets	33,350,757	13,701,174
NET ASSETS:
Beginning of year	91,075,025	77,373,851

End of year	$124,425,782	$91,075,025

Undistributed net investment income/(Accumulated net investment loss)	$26,169	$(17,344)

See Notes to Financial Statements.

11

Munder Micro-Cap Equity Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended June 30, 2014	Year Ended June 30, 2013
Amount
Class Y Shares:
Sold	$12,803,173	$5,756,150
Issued as reinvestment of distributions	1,703,324	1,068,134
Redeemed	(5,318,330)	(8,343,262)

Net increase/(decrease)	$9,188,167	$(1,518,978)

Class A Shares:
Sold*	$35,686,298	$17,955,686
Issued as reinvestment of distributions	8,354,270	6,536,437
Redeemed	(28,300,761)	(16,084,864)

Net increase	$15,739,807	$8,407,259

Class B Shares:
Sold	$749	$12,541
Issued as reinvestment of distributions	110,356	342,066
Redeemed*	(1,261,185)	(2,228,049)

Net decrease	$(1,150,080)	$(1,873,442)

Class C Shares:
Sold	$3,738,565	$1,200,293
Issued as reinvestment of distributions	1,885,503	1,472,209
Redeemed	(2,286,292)	(2,030,134)

Net increase	$3,337,776	$642,368

Class K Shares:
Sold	$—	$12,937
Issued as reinvestment of distributions	29,819	24,047
Redeemed	(74,654)	(3,601)

Net increase/(decrease)	$(44,835)	$33,383

Class R Shares:
Sold	$680,220	$70,956
Issued as reinvestment of distributions	38,871	27,329
Redeemed	(172,016)	(25,292)

Net increase	$547,075	$72,993

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

12

	Year Ended June 30, 2014	Year Ended June 30, 2013
Shares
Class Y Shares:
Sold	324,469	169,245
Issued as reinvestment of distributions	43,485	35,381
Redeemed	(134,388)	(238,889)

Net increase/(decrease)	233,566	(34,263)

Class A Shares:
Sold*	957,210	546,200
Issued as reinvestment of distributions	224,637	226,096
Redeemed	(764,529)	(486,711)

Net increase	417,318	285,585

Class B Shares:
Sold	24	496
Issued as reinvestment of distributions	3,552	13,737
Redeemed*	(39,109)	(77,618)

Net decrease	(35,533)	(63,385)

Class C Shares:
Sold	118,035	44,316
Issued as reinvestment of distributions	60,705	59,077
Redeemed	(73,322)	(70,625)

Net increase	105,418	32,768

Class K Shares:
Sold	—	395
Issued as reinvestment of distributions	801	831
Redeemed	(1,963)	(107)

Net increase/(decrease)	(1,162)	1,119

Class R Shares:
Sold	18,458	2,276
Issued as reinvestment of distributions	1,064	958
Redeemed	(4,735)	(769)

Net increase	14,787	2,465

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

13

Munder Micro-Cap Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year Ended 6/30/14(b)	Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)
Net asset value, beginning of period	$36.72	$33.72	$31.55	$22.70	$19.15

Income/(loss) from investment operations:
Net investment income/(loss)	(0.29)	(0.07)	(0.27)	(0.10)	0.04
Net realized and unrealized gain on investments	8.36	8.27	2.44	8.95	3.86

Total from investment operations	8.07	8.20	2.17	8.85	3.90

Less distributions:
Dividends from net investment income	—	—	—	—	(0.35)
Distributions from net realized gains	(5.24)	(5.20)	—	—	—

Total distributions	(5.24)	(5.20)	—	—	(0.35)

Short-term trading fees	—	—	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$39.55	$36.72	$33.72	$31.55	$22.70

Total return(d)	22.08%	27.68%	6.88%	38.99%	20.28%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$22,279	$12,107	$12,273	$12,457	$11,834
Ratio of operating expenses to average net assets	1.58%	1.69%	1.79%	1.85%	1.79%
Ratio of net investment income/(loss) to average net assets	(0.75)%	(0.20)%	(0.89)%	(0.36)%	0.19%
Portfolio turnover rate	62%	58%	56%	67%	43%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on December 26, 1996.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

14

A Shares
Year Ended 6/30/14(b)	Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)
$35.12	$32.55	$30.53	$22.02	$18.61

(0.38)	(0.15)	(0.34)	(0.17)	(0.01)

8.01	7.92	2.36	8.68	3.74

7.63	7.77	2.02	8.51	3.73

—	—	—	—	(0.32)
(5.24)	(5.20)	—	—	—

(5.24)	(5.20)	—	—	(0.32)

—	—	0.00 (c)	0.00 (c)	0.00 (c)

$37.51	$35.12	$32.55	$30.53	$22.02

21.75%	27.36%	6.62%	38.65%	19.97%

$82,905	$62,982	$49,064	$56,726	$55,117

1.83%	1.93%	2.04%	2.10%	2.05%

(1.00)%	(0.47)%	(1.15)%	(0.63)%	(0.06)%
62%	58%	56%	67%	43%

See Notes to Financial Statements.

15

Munder Micro-Cap Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	B Shares
	Year Ended 6/30/14(b)	Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)
Net asset value, beginning of period	$30.17	$28.85	$27.26	$19.81	$16.82

Income/(loss) from investment operations:
Net investment loss	(0.58)	(0.35)	(0.49)	(0.33)	(0.17)
Net realized and unrealized gain on investments	6.87	6.87	2.08	7.78	3.39

Total from investment operations	6.29	6.52	1.59	7.45	3.22

Less distributions:
Dividends from net investment income	—	—	—	—	(0.23)
Distributions from net realized gains	(5.24)	(5.20)	—	—	—

Total distributions	(5.24)	(5.20)	—	—	(0.23)

Short-term trading fees	—	—	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$31.22	$30.17	$28.85	$27.26	$19.81

Total return(d)	20.85%	26.46%	5.83%	37.61%	19.11%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$458	$1,515	$3,277	$5,967	$6,665
Ratio of operating expenses to average net assets	2.58%	2.71%	2.80%	2.85%	2.80%
Ratio of net investment loss to average net assets	(1.80)%	(1.22)%	(1.92)%	(1.36)%	(0.84)%
Portfolio turnover rate	62%	58%	56%	67%	43%

(a)	Class B Shares and C Shares of the Fund commenced operations on February 24, 1997 and March 31, 1997, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

16

C Shares
Year Ended 6/30/14(b)	Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)
$30.16	$28.84	$27.26	$19.80	$16.82

(0.55)	(0.35)	(0.49)	(0.33)	(0.16)

6.83	6.87	2.07	7.79	3.37

6.28	6.52	1.58	7.46	3.21

—	—	—	—	(0.23)
(5.24)	(5.20)	—	—	—

(5.24)	(5.20)	—	—	(0.23)

—	—	0.00 (c)	0.00 (c)	0.00 (c)

$31.20	$30.16	$28.84	$27.26	$19.80

20.86%	26.43%	5.80%	37.68%	19.05%

$17,532	$13,767	$12,220	$13,933	$13,438

2.58%	2.69%	2.79%	2.85%	2.80%

(1.75)%	(1.22)%	(1.90)%	(1.37)%	(0.81)%
62%	58%	56%	67%	43%

See Notes to Financial Statements.

17

Munder Micro-Cap Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

(continued)

	K Shares
	Year Ended 6/30/14(b)	Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)
Net asset value, beginning of period	$35.15	$32.57	$30.55	$22.03	$18.62

Income/(loss) from investment operations:
Net investment loss	(0.38)	(0.15)	(0.33)	(0.17)	(0.01)
Net realized and unrealized gain on investments	8.01	7.93	2.35	8.69	3.74

Total from investment operations	7.63	7.78	2.02	8.52	3.73

Less distributions:
Dividends from net investment income	—	—	—	—	(0.32)
Distributions from net realized gains	(5.24)	(5.20)	—	—	—

Total distributions	(5.24)	(5.20)	—	—	(0.32)

Short-term trading fees	—	—	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$37.54	$35.15	$32.57	$30.55	$22.03

Total return(d)	21.76%	27.37%	6.61%	38.67%	19.96%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$330	$350	$287	$270	$239
Ratio of operating expenses to average net assets	1.83%	1.94%	2.03%	2.10%	2.05%
Ratio of net investment loss to average net assets	(1.02)%	(0.46)%	(1.13)%	(0.64)%	(0.05)%
Portfolio turnover rate	62%	58%	56%	67%	43%

(a)	Class K Shares and Class R Shares of the Fund commenced operations on December 31, 1996 and July 29, 2004, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

See Notes to Financial Statements.

18

R Shares
Year Ended 6/30/14(b)	Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)
$34.63	$32.23	$30.31	$21.91	$18.55

(0.46)	(0.24)	(0.41)	(0.23)	(0.06)

7.88	7.84	2.33	8.63	3.71

7.42	7.60	1.92	8.40	3.65

—	—	—	—	(0.29)
(5.24)	(5.20)	—	—	—

(5.24)	(5.20)	—	—	(0.29)

—	—	0.00 (c)	0.00 (c)	0.00 (c)

$36.81	$34.63	$32.23	$30.31	$21.91

21.46%	27.09%	6.33%	38.34%	19.62%

$921	$355	$251	$317	$250

2.08%	2.18%	2.30%	2.35%	2.30%

(1.24)%	(0.75)%	(1.41)%	(0.85)%	(0.28)%
62%	58%	56%	67%	43%

See Notes to Financial Statements.

19

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2014

1.	Organization

As of June 30, 2014, the Munder Funds consisted of 11 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder Micro-Cap Equity Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest each without par value.

As of June 30, 2014, the Fund had 6 classes of shares — Class A, Class B, Class C, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B shares were closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Class B Shares were subject to a contingent deferred sales charge (“CDSC”) and automatically converted to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class C Shares are sold without a front-end sales charge but may be subject to a CDSC. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

The Board of Trustees has approved the merger of the Fund with and into a separate, newly created series of The Victory Portfolios, subject to the approval of the Fund’s shareholders. The Board of Trustees has also called for a special meeting of the shareholders of the Fund to vote on the merger, which is scheduled for September 9, 2014. If approved, the merger will occur as soon as practicable after the meeting.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of

20

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2014 (continued)

significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuation determinations may be made using a market-based approach that involves a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information. Discounts also may be applied due to the nature or duration of any restrictions on the disposition of the investments. The pricing committee monitors the valuation approaches that it employs by reviewing, without limitation, key inputs and assumptions and any related market activity. Due to the inherent uncertainty of fair valuations, a fair value may differ significantly from the value that would have been used had an active market existed.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy

21

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2014 (continued)

based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2014:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$125,345,033
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$125,345,033

Securities or other financial instruments that transfer between levels during the period are treated as though the transfer occurred at the beginning of the period. There were no transfers into or out of any levels as described above, during the fiscal year ended June 30, 2014.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

22

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2014 (continued)

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Foreign currency spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method, subject to certain minimums. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to

23

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2014 (continued)

distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2014.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2011.

3.	Investment Advisor, Sub-Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 1.00% of the value its average daily net assets.

Integrity Asset Management, LLC (“Integrity”), a wholly owned subsidiary of the Advisor, serves as sub-advisor to the Fund. Pursuant to an investment sub-advisory agreement with the Advisor, Integrity is responsible for the day-to-day management of the Fund, including, without limitation, providing a program of continuous investment management to the Fund in accordance with the Fund’s investment objective, strategies, policies and limitations, investing and reinvesting the assets of the Fund, overseeing the placement of purchase and sale orders for the Fund and providing research services for the Fund. For its services with regard to the Fund, Integrity is entitled to receive from the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.60%.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee
First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2014, the Advisor earned $173,230 before payment of sub-administration fees and $116,313 after payment of sub-administration fees for its administrative services to the Fund. During the year

24

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2014 (continued)

ended June 30, 2014, the Fund paid an annual effective rate of 0.1581% for administrative services.

During the year ended June 30, 2014, each Trustee was paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2014, no officer, director or employee of the Advisor, Integrity, or any of their affiliates received any compensation from MST.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) that applies to the Fund’s Class A, Class B, Class C, Class K and Class R Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates payable under the Plan for each class, as a percentage of average daily net assets, were as follows:

Class A Shares 12b-1 Fees	Class B Shares 12b-1 Fees	Class C Shares 12b-1 Fees	Class R Shares 12b-1 Fees	Class K Shares Service Fees
0.25%	1.00%	1.00%	1.00%	0.25%

For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with its distributor.

25

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2014 (continued)

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $80,468,934 and $66,598,261, respectively, for the year ended June 30, 2014.

At June 30, 2014, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $26,959,027 aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $2,412,684 and net appreciation for tax purposes was $24,546,343. At June 30, 2014, aggregate cost for tax purposes was $100,798,690.

6.	Revolving Line of Credit

Effective December 4, 2013, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee equal to 0.11% per annum on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. During the year ended June 30, 2014, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2014, total commitment fees for the Fund were $747.

7.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

26

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2014 (continued)

As determined on June 30, 2014, permanent differences resulting primarily from ordinary loss netting to reduce short term capital gains, foreign currency gains and losses and capital gain distributions from real estate investment trusts were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid in Capital
$1,231,427	$(1,231,427)	$—

The tax character of distributions paid to shareholders during the years ended June 30, 2014 and June 30, 2013 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
June 30, 2014	$691,819	$13,527,783	$14,219,602
June 30, 2013	—	11,601,082	11,601,082

At June 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Capital Gains	Unrealized Appreciation	Total
$1,672,492	$6,207,274	$24,546,343	$32,426,109

The differences between book and tax distributable earnings were primarily due to wash sales and deferred trustees’ fees.

Under the Regulated Investment Company Modernization Act of 2010, capital losses realized after June 30, 2011 may be carried forward indefinitely and will retain their tax character as either short-term or long-term. Capital losses realized prior to July 1, 2011 will continue to be subject to their original expiration date and will continue to be treated as short-term losses. Capital losses that can be carried forward indefinitely must be utilized fully before using capital losses that expire.

As determined at June 30, 2014, the Fund had no unused capital losses.

27

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Micro-Cap Equity Fund and Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder Micro-Cap Equity Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Micro-Cap Equity Fund of Munder Series Trust at June 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 25, 2014

28

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

9.	Tax Information (Unaudited)

Of the distributions paid by the Fund, 100% will qualify for the dividend deduction available to corporate shareholders.

For the fiscal year ended June 30, 2014, the Fund designated approximately $908,681 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

For the year ended June 30, 2014, the amount of long-term capital gain distributions designated by the Fund was $13,527,783.

10.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

11.	Proxy Voting Policies and Procedures (Unaudited)

A description of the proxy voting policies and procedures of the Advisor and Integrity, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

12.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13.	Approval of Investment Advisory Agreement and Sub-Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as

29

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

amended (“Advisory Agreement”). The Advisor has retained Integrity Asset Management, LLC (“Integrity”), a wholly owned subsidiary of the Advisor, to serve as sub-advisor to the Fund pursuant to the terms of an Investment Sub-Advisory Agreement dated March 1, 2011, as amended (“Sub-Advisory Agreement”). At an in-person meeting held on May 12-13, 2014, the Board of Trustees unanimously voted to approve the continuation of each of the Advisory Agreement and the Sub-Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2014.

In determining whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement, the Board requested, and received from the Advisor and Integrity, information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. The Board and counsel to the “Non-Interested Trustees” had an opportunity to review such information in advance of the meeting. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.)

Both in Board meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and the Sub-Advisory Agreement and in other Board meetings held during the course of the fiscal year (including, in particular, the February 2014 Board meeting), the Board received materials relating to the services provided to the Munder Funds by the Advisor and Integrity and other relevant factors. In evaluating the Advisory Agreement and the Sub-Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement and the Sub-Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, regarding the Advisor, Integrity, each of their services, and the Munder Funds.

As discussed in greater detail below, the Board considered a number of factors in evaluating whether each of the Advisory Agreement and the Sub-Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as with their deliberations regarding the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewals of the Advisory Agreement and the Sub-Advisory Agreement.

30

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

The Board reviewed a variety of factors and considered a significant amount of information as part of this comprehensive evaluation process. The determinations to approve the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement were made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by each of the Advisor and Integrity to the Fund under the Agreements: With respect to this factor, the Board considered:

•

the general experience, business, operations and financial condition of each of the Advisor and Integrity. In connection with these considerations, the Board was presented with detailed information concerning the current ownership and organizational structures of the Advisor and Integrity, recent changes within the organizations (including key personnel changes) and the financial conditions of the Advisor and Integrity;

•

the qualifications of management of each of the Advisor and Integrity and of persons providing portfolio management and other key services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor and Integrity, personnel changes and changes in employee responsibilities within the Advisor and Integrity in 2013 and 2014, the organizational structure and depth of Integrity’s portfolio management team, and the structure of Integrity’s compensation of key investment personnel;

•	the services provided by the Advisor and Integrity to the Fund during the previous year and the services anticipated to be provided to the Fund in the upcoming year;

•	how responsibilities are shared and coordinated between the Advisor and Integrity with respect to the Fund and the processes used by the Advisor to oversee Integrity’s activities;

•

the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through contractual waivers of a portion of the investment

31

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

advisory fees, the addition of contractual fee breakpoints or a contractual reduction of its advisory fees), although no such adjustments were made to the Fund’s investment advisory fees during the current period;

•	the Advisor’s performance generally with respect to all of the Munder Funds and Integrity’s performance more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•	the information provided by each of the Advisor and Integrity in their respective Forms ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of each of the Advisory Agreement and the Sub-Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board supported approval of the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement.

(b) The investment performance of the Fund and the Advisor and Integrity: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2013, including (1) the one-, three-, five- and ten-year total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the one-, three- and five-year periods as compared to the performance of a small group of funds in the same Morningstar category as the Fund and having average assets in a range comparable to the Fund’s average assets; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of a larger group of funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2013: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of its benchmark for the one-, three-, five- and ten-year periods, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the one-, three- and five-year periods but trailed the median

32

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

performance of the Fund’s Lipper peer group for the ten-year period. In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2014. The Board also considered information provided by the Advisor regarding its ongoing efforts to enhance investment results both with respect to the Fund and generally with respect to all of the Munder Funds.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and Integrity and their respective affiliates from the relationships with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor and Integrity in 2013, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor and Integrity over the 12 months ending on December 31, 2014, with respect to all services provided by the Advisor and Integrity to the Fund, based on certain assumptions disclosed to the Board. The Board considered the costs relating to the Advisor’s and Integrity’s services in light of the Fund’s performance. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor under the Advisory Agreement and by Integrity under the Sub-Advisory Agreement were not unreasonable in light of the costs relating to the services that the Advisor and Integrity provide to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory and other fees and expenses of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (by reducing its contractual advisory fees, through the implementation of contractual breakpoints or through the implementation of contractual waivers) in an overall effort to reduce the total operating expenses of the Munder Funds. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints, reductions in contractual advisory fees or contractual advisory fee waivers with respect to certain of the Munder Funds in recent years. With respect to the Fund, the Board considered that the Advisor had not implemented contractual advisory fee breakpoints or reductions in the advisory fees for the Fund during 2013 and 2014. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders.

33

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in the past several years to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the transfer agency fees, which took effect in June 2011.

Based on these facts and considerations, the Board concluded that the Advisor’s efforts in this regard supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund and having average assets in a range comparable to the Fund’s average assets. In addition, the Board received separate information that compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers. The Board was advised that as of December 31, 2013, neither the Advisor nor Integrity had other investment advisory clients that had investment objectives and strategies that were substantially similar to those of the Fund.

The Board also considered the Fund’s total operating expense ratio (on both a gross and net basis) in comparison to those of other funds in the same Morningstar category as the Fund and having average assets in a range comparable to the Fund’s average assets, and the Fund’s total operating expense ratio on a gross basis (and certain components of the total operating expense ratio) in comparison to a larger group of funds in the same Morningstar category as the Fund.

Based on these considerations and comparisons, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement or the Sub-Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor or Integrity from the relationships with the Fund: The Board considered the representations that, beyond the fees earned by the Advisor, Integrity and their affiliates for providing services to the Fund, the Advisor or Integrity may benefit from its relationship with the Fund in the sense that consultants and potential institutional separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige

34

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s and Integrity’s representation that, while money managers may benefit from the use of “soft dollars” obtained from broker-dealers through the payment of commissions on trades in client accounts, each of the Advisor and Integrity limits soft dollar usage to research and brokerage products and services that the Advisor or Integrity, as applicable, believes are permitted under the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934. Based on these facts and considerations, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement or the Sub-Advisory Agreement.

(g) Additional information considered by the Board: The Board considered that Victory Capital Holdings, Inc. (“VCH”) had entered into an agreement with the Advisor’s parent companies pursuant to which VCH will acquire all of the ownership interests of the Advisor and Integrity (“Transaction”). Upon the closing of the Transaction, all or most all of the investment professionals and certain other key employees of the Advisor and Integrity are expected to become employees of Victory Capital Management Inc. (“Victory”). The Board also considered that, as part of the larger plans to integrate the advisory businesses of the Advisor and Victory in connection with the Transaction, the Trustees were also asked to consider the approval of the reorganization of the Fund into a corresponding series of The Victory Portfolios (“Victory Fund”). The Board noted that if the Fund’s shareholders approve the reorganization, shareholders of the Fund will become shareholders of the Victory Fund and the Fund’s Advisory Agreement with the Advisor would be terminated and replaced with an agreement with a new entity. The Board also noted that the new entity would enter into a new sub-advisory agreement with Integrity.

Based upon its comprehensive review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions as discussed above, the Board unanimously approved each of the Advisory Agreement and the Sub-Advisory Agreement for an additional annual period commencing on July 1, 2014.

35

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

14.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2014, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 66	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	Chairman, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 9/11); President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (12/05 to 9/11).	11	NVR, Inc. (homebuilding and mortgage banking) (since 12/11); Chesapeake Lodging Trust (real estate investment trust) (since 1/10); DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07).

John Rakolta Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 67	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	11	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 65	Trustee	Indefinite; since 2/03	President, Business Roundtable (association of business chief executive officers) (since 1/11); President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (10/04-1/11).	11	K12, Inc. (provider of online education) (since 11/12); Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Airlines (10/08 to 7/12).

36

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Thomas P. Lemke c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 59	Trustee	Indefinite; since 01/14	Retired (since 4/13): Executive Vice President and General Counsel, Legg Mason, Inc. (asset management) (2/05-3/13).	11	AXA Premier VIP Trust (registered investment company with 36 portfolios) (since 1/14); The Advisors’ Inner Circle Fund III (registered investment company with 6 portfolios) (since 3/14); J.P. Morgan Exchange-Traded Fund Trust (registered investment company with 4 portfolios) (since 5/14); ICI Mutual Insurance Company (2009-3/13).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05).	11	Masco Corporation (manufacturer of home improvement and building products) (since 12/06); Taubman Centers, Inc. (real estate investment trust) (since 1/97).

37

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 75	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	11	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., a sub-advisor to a separate series of MST. Prior to December 29, 2006, Comerica was also the indirect parent company of the Advisor.

38

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 54	President and Principal Executive Officer	through 2/15; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Integrity Asset Management, LLC (investment advisor) (since 6/12); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/15; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Integrity Asset Management, LLC (investment advisor) (since 6/12); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 48	Vice President and Principal Financial Officer	through 2/15; since 2/01	Managing Director, Chief Financial Officer and Treasurer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Managing Director and Chief Financial Officer of Integrity Asset Management, LLC (investment advisor) (since 6/12); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 42	Treasurer and Principal Accounting Officer	through 2/15; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 38	Assistant Treasurer	through 2/15; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08).

39

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 59	Assistant Secretary	through 2/15; since 8/99	Associate General Counsel and Assistant Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98); Associate General Counsel and Assistant Secretary of Integrity Asset Management, LLC (investment advisor) (since 6/12).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 49	Assistant Secretary	through 2/15; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 46	Assistant Secretary	through 2/15; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

15.	Subsequent Event (Unaudited)

On August 1, 2014, all outstanding Class B shares of the Fund were reclassified as Class A shares of the Fund.

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41

[This Page Intentionally Left Blank]

42

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman

John Rakolta Jr., Vice Chairman

John Engler

Thomas P. Lemke

Michael T. Monahan

Lisa A. Payne

OFFICERS

James V. FitzGerald, President and Principal Executive Officer

Peter K. Hoglund, Vice President and Principal Financial Officer

Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer

David W. Rumph, Treasurer and Principal Accounting Officer

Amy D. Eisenbeis, Assistant Secretary

Francine S. Hayes, Assistant Secretary

Mary Ann C. Shumaker, Assistant Secretary

Kevin R. Kuhl, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management

Munder Capital Center

480 Pierce Street

Birmingham, MI 48009

SUB-ADVISOR

Integrity Asset Management, LLC

18500 Lake Road, Suite 300

Rocky River, OH 44116

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

LEGAL COUNSEL

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

ANNMICRO614

ANNUAL REPORT

June 30, 2014

Munder Mid-Cap Core Growth Fund

Class Y, A, B, C, K, R & R6 Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds® Letter to Shareholders

DEAR SHAREHOLDERS:

The twelve months ended June 30, 2014 yielded exceptional global equity returns and positive fixed income returns. However, the period was not without its share of potentially adverse factors, especially during the second half of the year. Severe winter weather, global geopolitical unrest, mixed signals from the new Fed Chair and anemic first quarter 2014 gross domestic product (“GDP”) growth in the United States created an unusual and, at times, uncertain market environment. The calendar year started with the worst January the markets have experienced since the financial crisis, leading to increased negative sentiment. While the broad indexes had modest corrections, certain sectors of the market experienced more significant downward pressure (technology and biotech leading the pack). However, the global markets proved resilient, and returns remained solidly positive during the six months ended June 30. Supporting the market rebound were generally positive economic indicators, including improving consumer confidence, increased capital expenditures, increased bank loan activity, lower unemployment and robust vehicle sales. The housing market continued to be a concern, with new housing starts and building permits showing some weakness.

The Fed, the wizard behind the curtain of market action, maintained its loose money policy, although tapering of monthly bond purchases continued. The Fed Chairwoman stated that short term rates would remain historically low until GDP growth and unemployment combine to create a receptive environment for tightening. Stay tuned.

Now to the numbers. Domestically, the S&P 500® Index (a measure of the large-cap sector of the U.S. stock market) returned 24.61% for the twelve months ended June 30, 2014. This is particularly interesting given that the S&P 500® Index fell 5.8% between December 31, 2013 and February 3, 2014. The large-cap market, as measured by the Russell 1000® Indices, showed a bias toward growth versus value stocks, with growth outperforming value by over 3 percentage points. Mid-cap stocks slightly outperformed their large-cap cousins, with the Russell Midcap Index®, a measure of the mid-cap segment of the U.S. equity universe, returning 26.85% for the twelve months ended June 30. In contrast to large-cap stocks, mid-cap value stocks outperformed mid-cap growth stocks, as measured by the Russell Midcap® Indices, by just under 2 percentage points. Small-cap stocks, as measured by the Russell 2000® Index, a measure of the small-cap segment of the U.S. equity universe, performed slightly below the S&P 500® Index, returning 23.64% for the twelve months ended June 30. As in the large-cap universe, small-cap growth stocks outperformed small-cap value stocks, as measured by the Russell 2000® Indices, by just over 2 percentage points.

International markets also provided very robust returns. The MSCI EAFE Index (net dividends), a measure of the equity market performance of developed markets excluding the U.S. and Canada, returned 23.57%, while the S&P® Developed ex-US Small Cap Index, a measure of the small-capitalization segment of developed markets excluding the U.S., was up 29.95%. Emerging markets, which have been volatile and difficult to navigate, also ended the twelve month period with strong performance as the S&P® Emerging Plus Small-Cap Index, a measure of the small-capitalization segment of emerging markets plus Korea, returned 16.00%. Clearly, while the world continues to present ongoing challenges, global investors are anticipating continued and improving global economic growth.

The fixed income markets continue to confound. Despite historically low rates and consensus (and actual commitment) by the Fed to eventually raise rates, the fixed income markets provided positive returns. The Barclays U.S. Aggregate Bond Index, a measure of the investment grade U.S. dollar-denominated, fixed-rate taxable bond market, was up 4.37% for the twelve months ended June 30, 2014.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, I encourage you to contact your financial advisor. You may also contact the Funds at 1-800-468-6337 or through our website at www.munder.com. My colleagues and I sincerely appreciate the confidence you have placed in the Munder Funds and we value the opportunity to help you meet your investment goals.

Very Truly Yours,

James FitzGerald

President and Principal Executive Officer, The Munder Funds

President, Munder Capital Management

ii	Performance History
iv	Management’s Discussion of Fund Performance
viii	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
21	Notes to Financial Statements
28	Report of Independent Registered Public Accounting Firm
29	Notes to Financial Statements — Unaudited

Risks:    The Fund invests in smaller and medium-sized company stocks, which are more volatile and less liquid than larger, more established company securities. The Fund may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Munder Funds distributed through Funds Distributor, LLC.

i

Performance History (Unaudited)

The line graph represents the performance of the Fund’s Class Y Shares. Due to differing sales charges and expenses, performance of classes not shown in the graph will differ. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

GROWTH OF AN ASSUMED $10,000 INVESTMENT SINCE INCEPTION(1) THROUGH 6/30/14

Class (Inception Date)	With Load		Without Load	Russell Midcap® Index
CLASS Y (6/24/98)	N/A		$53,748	$41,811
CLASS A (7/3/00)	$30,971	(3)	$32,773	$32,814
CLASS B (7/5/00)	N/A		$30,964	$32,298
CLASS C (7/14/00)(2)	$27,649	(3)	$27,936	$31,033
CLASS K (12/17/02)	N/A		$36,996	$39,365
CLASS R (7/29/04)	N/A		$25,783	$28,573
CLASS R6 (6/1/12)	N/A		$15,968	$16,855

ii

AVERAGE ANNUAL TOTAL RETURNS (AS OF 6/30/14)

Class (Inception Date)	One Year w/load		One Year w/out load	Five Years w/load		Five Years w/out load	Ten Years w/load		Ten Years w/out load	Since Inception w/load		Since Inception w/out load
CLASS Y (6/24/98)	N/A		22.55%	N/A		20.09%	N/A		9.86%	N/A		11.07%
CLASS A (7/3/00)	15.52%	(3)	22.24%	18.44%	(3)	19.79%	8.97%	(3)	9.59%	8.41%	(3)	8.85%
CLASS B (7/5/00)	16.33%	(4)	21.33%	18.69%	(4)	18.89%	N/A		8.93%	N/A		8.41%
CLASS C (7/14/00)(2)	20.34%	(4)	21.34%	N/A		18.90%	N/A		8.77%	7.55%	(3)	7.63%
CLASS K (12/17/02)	N/A		22.23%	N/A		19.79%	N/A		9.58%	N/A		12.01%
CLASS R (7/29/04)	N/A		21.94%	N/A		19.49%	N/A		N/A	N/A		10.01%
CLASS R6 (6/1/12)	N/A		22.75%	N/A		N/A	N/A		N/A	N/A		25.20%

(1)	Amounts represent the growth of a $10,000 investment since inception of the share class.
(2)	Class II Shares were converted and/or reclassified as Class C Shares as of the close of business 10/31/03. Performance information for Class C Shares for periods prior to 10/31/03 is for Class II Shares, and reflects the fees and expenses of the Class II Shares prior to that date.
(3)	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares or 1.00% for Class C Shares (formerly Class II), as applicable.
(4)	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, for Class Y, A, B, C, K, R and R6 Shares during the fiscal year ended 6/30/13 the gross expense ratios were 1.15%, 1.40%, 2.16%, 2.15%, 1.41%, 1.65% and 0.96%, respectively. Expense ratios for the fiscal year ended 6/30/14 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of the Fund’s Class Y Shares during the 1998-2001 calendar years and the Fund’s Class A, B and C Shares during the 2000-2001 calendar years. Total returns would have been lower if Munder Capital Management had not limited expenses during those periods.

iii

Management’s Discussion of Fund Performance (Unaudited)

INVESTMENT PROCESS HIGHLIGHTS

The Munder Mid-Cap Core Growth Fund’s management team seeks to provide long-term capital appreciation in the Fund by investing in a diversified portfolio of medium sized (mid-capitalization) companies. Medium sized means those companies with market capitalizations within the range of companies included in the Russell Midcap® Index or within the range of companies included in the S&P MidCap 400® Index. The Fund’s investment style focuses on companies that have growth prospects and are reasonably valued. This is known as GARP (Growth at a Reasonable Price). Specifically, the management team looks to invest in companies that have consistent and higher-than-average earnings growth, are financially stable with a below average debt level, have a leadership position in their industry and an effective management team, and whose stock price is attractive relative to the market and the company’s growth rate.

The management team’s investment approach is designed to achieve consistent long-term returns across the full breadth of market conditions and economic cycles. The focus of its investment process is on security selection and risk management. The team believes this is the best way to position the Fund to achieve an optimal balance between potential reward and investment risk over a complete market cycle.

INVESTING ENVIRONMENT

Events in Washington D.C. dominated the investment environment in the twelve months ended June 30, 2014, as both monetary and fiscal policy played major roles. Federal Reserve policy was arguably the overriding theme as investors kept a close eye on the central bank’s bond purchase program, also referred to as quantitative easing, which was designed to stimulate economic growth. Late in calendar 2013, after considerable speculation, the Fed finally announced that tapering of the controversial, but ultimately popular, program would be implemented in January 2014 with an end date later in the year. This announcement was made close to the time that Chairman Ben Bernanke passed the leadership of the Fed to Janet Yellen. These transitions generally went well, although Ms. Yellen briefly roiled the financial markets when in her first public statement she suggested that eventual Fed tightening would occur earlier in 2015 than investors had expected. This controversy eventually died down as several federal officials assured that a dovish policy would continue to be pursued well into 2015. Concurrent with these events at the Federal Reserve, the government shutdown in October 2013 and ensuing budget deal prevented a second shutdown in early 2014. Despite continued partisan bickering in Washington, fiscal restraint has gained traction and the budget deficit is improving. Severe winter weather affected many areas of the nation, resulting in disruptions in many pockets of the economy, including residential and

iv

non-residential construction, retail, transportation, manufacturing, and energy production. This ultimately resulted in a decline in first quarter real gross domestic product (“GDP”) of close to 3%, one of the worst non-recession quarters in post World War II history. Despite this set-back, economic growth appears to be regaining strength in the U.S., supported by a continued dovish Federal Reserve stance, low interest rates, increasing bank loans, reduced fiscal drag at the federal level, and a booming energy sector. The employment picture appears to be improving, but headline unemployment numbers do not adequately describe the scenario in which a large number of the adult population have become discouraged looking for work and have, temporarily at least, left the work force. Inflation remains manageable, although recent data reflects not only higher food and fuel prices, but also higher medical and housing costs, raising concerns by many observers. Although the domestic economy seems to be limping along in its recovery, it is actually doing quite well compared to many parts of the world, with Europe continuing to struggle, and most emerging markets slowing, including China. Political turmoil continued in selected regions, with terrorist factions threatening the government of Iraq in the final quarter, joining Ukraine and Syria as hot spots on the world stage.

Mid-cap stocks finished the twelve months ended June 30, 2014, with another outstanding performance. The Russell Midcap® Index earned a one-year total return of 26.85%, beating both larger and smaller stock indices by a narrow margin. This follows a similarly strong period from the previous twelve months when the Index rose 25.41%, representing two years of very solid performance. Since the trough of the bear market in March 2009, mid-cap stocks have rallied more than 250% through the end of June 2014, demonstrating the benefits of patience and a long term time horizon when investing in equities. Perhaps a more meaningful measure, since the last market peak seen in May 2007, the Russell Midcap® Index has earned a still respectable unannualized total return in excess of 60%.

The tone of the mid-cap market over the past twelve months was largely driven by stocks that can best be described as lower quality in nature. For example, the strongest performance came from companies with the lowest return on invested capital, the lowest consistency of earnings, the highest price volatility, and the lowest to non-existent dividend yield. In fact, quality measures as defined by Standard & Poor’s show that the lowest quality stocks performed much better than those at the high end of the quality spectrum. While the Fund participated in the considerable strength of the rising mid-cap market over the past year, the Fund’s strategy typically does not perform to its full potential when low quality factors are leading the charge.

Risk controls employed in the management of the Fund mandate that sector weights of the portfolio are within 3% of the Russell Midcap® Index. This

v

vi

typically results in performance that is attributable to stock selection rather than higher or lower sector weightings compared to the Index. For the twelve months ending June 30, 2014, the Fund benefited from strong stock selection in the information technology and industrials sectors. Weaker relative performance was experienced in the health care, financials, consumer discretionary and energy sectors.

SECTOR DIVERSIFICATION
Financials	17.7%
Consumer Discretionary	16.8%
Industrials	15.7%
Information Technology	13.1%
Health Care	10.8%
Materials	7.8%
Energy	7.6%
Utilities	4.0%
Consumer Staples	3.9%
Other	2.6%

Total	100.0%

As a percentage of net assets as of 6/30/14.

PERFORMANCE DISCUSSION

During the twelve-month period ended June 30, 2014, the Fund returned 22.55%, underperforming the Russell Midcap® Index, which returned 26.85% over the same period.

Notable detractors to the Fund’s performance during the past year included: Health Management Associates, Inc., which owns and operates general acute care hospitals and psychiatric hospitals; Intuitive

Surgical, Inc., which designs, manufactures and markets robotic technologies; Sally Beauty Holdings, Inc., which distributes cosmetics, hair care and skin care goods and styling appliances; DaVita HealthCare Partners Inc., which provides integrated dialysis services for patients suffering from chronic kidney failure; and Thor Industries, Inc., which manufactures motor homes, trailers and buses.

Notable contributors to the Fund’s performance during the past year included: Skyworks Solutions, Inc., which designs, develops, manufactures and markets proprietary semiconductor products; Lincoln National Corporation, which provides multiple insurance and investment management products; Concho Resources Inc., which engages in the acquisition, development and exploration of oil and natural gas properties; NiSource Inc., which provides electric energy, natural gas, and water distribution services; and Cognizant Technology Solutions Corporation, which provides information technology services.

FUND CHANGES

The Fund’s management team identified several new investment opportunities for the Fund during the period, including: RPM International, Inc., which is engaged in the specialty paints, coatings, sealants, adhesives businesses; PolyOne Corp., which provides specialized polymer materials and services; PerkinElmer, Inc., a medical technology services business; Baker Hughes, Inc., an oilfield services business; and Avago Technologies Ltd, which is engaged in the design, development and supply of analog semiconductor devices.

The team funded these positions in part by selling the Fund’s positions in: Crown Holdings, Inc., a producer of steel and aluminum food and beverage cans; Fiserv, Inc., a financial data processing services business; RenaissanceRe Holdings Ltd., an insurance and reinsurance services business; Valero Energy Corporation, an oil refining and marketing business; and LKQ Corp., an automotive aftermarket replacement parts business.

The Fund’s performance contained in the Management’s Discussion of Fund Performance is based on Class Y Shares of the Fund. Performance of the other classes of shares will differ. Management’s Discussion of Fund Performance presents information about the Fund’s holdings that are believed to be accurate, and the views of the portfolio managers, as of June 30, 2014. The Fund’s holdings, the information about the Fund’s holdings and the views of the portfolio managers may change, and the Fund disclaims any obligation to advise shareholders of any such changes. Discussions regarding specific holdings are for illustration only and are not intended as recommendations to purchase or sell individual stocks. A complete list of Fund holdings as of June 30, 2014 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

The Russell Midcap® Index includes approximately 800 of the smallest Russell 1000® Index companies (approximately 1,000 of the largest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market). Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

vii

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2014 through June 30, 2014.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through

viii

your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period* 1/1/14-6/30/14	Annualized Expense Ratio
Actual
Class Y	$1,000.00	$1,051.60	$5.49	1.08%
Class A	$1,000.00	$1,050.20	$6.81	1.34%
Class B	$1,000.00	$1,046.40	$10.66	2.10%
Class C	$1,000.00	$1,046.50	$10.55	2.08%
Class K	$1,000.00	$1,050.30	$6.76	1.33%
Class R	$1,000.00	$1,049.00	$8.08	1.59%
Class R6	$1,000.00	$1,052.70	$4.53	0.89%
Hypothetical
Class Y	$1,000.00	$1,019.44	$5.41	1.08%
Class A	$1,000.00	$1,018.15	$6.71	1.34%
Class B	$1,000.00	$1,014.38	$10.49	2.10%
Class C	$1,000.00	$1,014.48	$10.39	2.08%
Class K	$1,000.00	$1,018.20	$6.66	1.33%
Class R	$1,000.00	$1,016.91	$7.95	1.59%
Class R6	$1,000.00	$1,020.38	$4.46	0.89%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

ix

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x

Munder Mid-Cap Core Growth Fund

Portfolio of Investments, June 30, 2014

Shares		Value(a)

COMMON STOCKS — 98.0%
Consumer Discretionary — 16.8%
Auto Components — 1.6%
1,518,700	BorgWarner Inc	$99,004,053

Automobiles — 1.0%
1,102,000	Thor Industries Inc	62,670,740

Hotels, Restaurants & Leisure — 1.5%
1,399,000	Marriott International Inc/DE, Class A	89,675,900

Household Durables — 1.9%
1,516,000	Toll Brothers Inc †	55,940,400
770,825	Tupperware Brands Corp	64,518,052

		120,458,452

Media — 3.8%
1,020,200	Discovery Communications Inc, Class A †	75,780,456
712,546	Liberty Media Corp, Class A †	97,390,787
2,230,746	Starz, Class A †	66,453,924

		239,625,167

Multiline Retail — 1.4%
1,543,500	Macy’s Inc	89,553,870

Specialty Retail — 4.8%
551,600	Advance Auto Parts Inc	74,421,872
1,361,100	L Brands Inc	79,842,126
1,551,800	Penske Automotive Group Inc	76,814,100
1,078,100	Ross Stores Inc	71,294,753

		302,372,851

Textiles, Apparel & Luxury Goods — 0.8%
495,700	Fossil Group Inc †	51,810,564

Total Consumer Discretionary		1,055,171,597

Consumer Staples — 3.9%
Beverages — 1.2%
1,045,500	Monster Beverage Corp †	74,261,865

Food Products — 1.2%
818,300	Hain Celestial Group Inc/The †	72,615,942

Household Products — 1.5%
1,365,450	Church & Dwight Co Inc	95,513,228

Total Consumer Staples		242,391,035

See Notes to Financial Statements.

1

Munder Mid-Cap Core Growth Fund

Portfolio of Investments, June 30, 2014 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Energy — 7.6%
Energy Equipment & Services — 3.7%
1,044,300	Atwood Oceanics Inc †	$54,804,864
891,500	Baker Hughes Inc	66,372,175
2,137,000	Helix Energy Solutions Group Inc †	56,224,470
727,800	Oceaneering International Inc	56,863,014

		234,264,523

Oil, Gas & Consumable Fuels — 3.9%
687,600	Concho Resources Inc †	99,358,200
1,165,900	Gulfport Energy Corp †	73,218,520
5,013,100	Kodiak Oil & Gas Corp †	72,940,605

		245,517,325

Total Energy		479,781,848

Financials — 16.4%
Banks — 2.9%
4,440,600	Fifth Third Bancorp	94,806,810
714,475	Signature Bank †	90,152,456

		184,959,266

Capital Markets — 5.2%
635,600	Affiliated Managers Group Inc †	130,552,240
3,133,700	Invesco Ltd	118,297,175
1,182,200	Northern Trust Corp	75,909,062

		324,758,477

Insurance — 3.2%
2,185,800	Lincoln National Corp	112,437,552
1,123,700	Reinsurance Group of America Inc	88,659,930

		201,097,482

Real Estate Investment Trusts (REITs) — 4.0%
804,325	Digital Realty Trust Inc	46,908,234
270,550	Essex Property Trust Inc	50,027,400
1,020,400	Kilroy Realty Corp	63,550,512
1,351,800	Macerich Co/The	90,232,650

		250,718,796

Thrifts & Mortgage Finance — 1.1%
4,498,700	Radian Group Inc	66,625,747

Total Financials		1,028,159,768

See Notes to Financial Statements.

2

Shares		Value(a)

Health Care — 10.8%
Biotechnology — 1.1%
1,139,925	BioMarin Pharmaceutical Inc †	$70,914,734

Health Care Equipment & Supplies — 2.5%
691,700	Cooper Cos Inc/The	93,746,101
449,300	CR Bard Inc	64,254,393

		158,000,494

Health Care Providers & Services — 2.5%
1,698,500	Catamaran Corp †	75,005,760
2,214,500	HealthSouth Corp	79,434,115

		154,439,875

Health Care Technology — 1.0%
1,254,400	Cerner Corp †	64,701,952

Life Sciences Tools & Services — 1.2%
1,632,000	PerkinElmer Inc	76,442,880

Pharmaceuticals — 2.5%
1,434,700	Mylan Inc/PA †	73,973,132
559,800	Perrigo Co PLC	81,596,448

		155,569,580

Total Health Care		680,069,515

Industrials — 15.7%
Aerospace & Defense — 1.8%
440,561	Esterline Technologies Corp †	50,717,382
254,700	Precision Castparts Corp	64,286,280

		115,003,662

Building Products — 1.0%
1,593,800	Fortune Brands Home & Security Inc	63,640,434

Commercial Services & Supplies — 2.2%
1,769,628	Iron Mountain Inc	62,733,313
655,475	Stericycle Inc †	77,621,349

		140,354,662

Electrical Equipment — 2.2%
1,327,500	AMETEK Inc	69,401,700
547,100	Hubbell Inc, Class B	67,375,365

		136,777,065

See Notes to Financial Statements.

3

Munder Mid-Cap Core Growth Fund

Portfolio of Investments, June 30, 2014 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Industrials (Continued)
Machinery — 3.5%
920,079	Allison Transmission Holdings Inc	$28,614,457
889,000	Nordson Corp	71,288,910
1,161,600	Terex Corp	47,741,760
642,800	WABCO Holdings Inc †	68,663,896

		216,309,023

Marine — 1.4%
724,860	Kirby Corp †	84,910,100

Professional Services — 1.2%
548,850	IHS Inc, Class A †	74,462,480

Road & Rail — 2.4%
727,825	Kansas City Southern	78,248,466
1,174,500	Old Dominion Freight Line Inc †	74,792,160

		153,040,626

Total Industrials		984,498,052

Information Technology — 13.1%
IT Services — 1.4%
1,834,120	Cognizant Technology Solutions Corp, Class A †	89,706,809

Semiconductors & Semiconductor Equipment — 4.8%
569,700	Avago Technologies Ltd	41,058,279
1,535,200	Microchip Technology Inc	74,933,112
7,165,900	ON Semiconductor Corp †	65,496,326
2,467,400	Skyworks Solutions Inc	115,869,104

		297,356,821

Software — 6.9%
995,975	Check Point Software Technologies Ltd †	66,760,204
3,309,900	Mentor Graphics Corp	71,394,543
1,153,292	MICROS Systems Inc †	78,308,527
1,638,300	PTC Inc †	63,566,040
1,234,400	Red Hat Inc †	68,225,288
1,290,025	Solera Holdings Inc	86,625,179

		434,879,781

Total Information Technology		821,943,411

Materials — 7.8%
Chemicals — 7.8%
927,825	Airgas Inc	101,049,421
810,900	Ecolab Inc	90,285,606

See Notes to Financial Statements.

4

Shares		Value(a)

Materials (Continued)
Chemicals (Continued)
949,600	LyondellBasell Industries NV, Class A	$92,728,440
1,646,700	PolyOne Corp	69,391,938
1,530,900	RPM International Inc	70,696,962
735,600	WR Grace & Co †	69,536,268

Total Materials		493,688,635

Telecommunication Services — 1.9%
Wireless Telecommunication Services — 1.9%
1,178,400	SBA Communications Corp, Class A †	120,550,320

Utilities — 4.0%
Electric Utilities — 1.5%
2,561,600	ITC Holdings Corp	93,447,168

Multi-Utilities — 2.5%
647,500	Black Hills Corp	39,750,025
3,052,191	NiSource Inc	120,073,194

		159,823,219

Total Utilities		253,270,387

TOTAL COMMON STOCKS
(Cost $3,788,180,581)		6,159,524,568

INVESTMENT COMPANIES — 1.6%
Financials — 1.3%
Capital Markets — 1.3%
5,188,400	American Capital Ltd †	79,330,636

Multi-Sector — 0.3%
Multi-Industry — 0.3%
31,900	SPDR S&P MidCap 400 ETF Trust	8,311,864
13,241,380	State Street Institutional U.S. Government Money Market Fund	13,241,380

Total Multi-Sector		21,553,244

TOTAL INVESTMENT COMPANIES
(Cost $69,093,451)		100,883,880

TOTAL INVESTMENTS
(Cost $3,857,274,032)	99.6%	6,260,408,448
OTHER ASSETS AND LIABILITIES (Net)	0.4	27,436,902

NET ASSETS	100.0%	$6,287,845,350

See Notes to Financial Statements.

5

Munder Mid-Cap Core Growth Fund

Portfolio of Investments, June 30, 2014 (continued)

†	Non-income producing security.

(a)	As of June 30, 2014, the values of the securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

ABBREVIATION:
ETF	—	Exchange Traded Fund

See Notes to Financial Statements.

6

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7

Munder Mid-Cap Core Growth Fund

Statement of Assets and Liabilities, June 30, 2014

ASSETS:
Investments, at value (see accompanying schedule)	$6,260,408,448
Dividends and interest receivable	4,164,468
Receivable for investment securities sold	91,106,493
Receivable for Fund shares sold	12,005,980
Prepaid expenses and other assets	313,909

Total Assets	6,367,999,298

LIABILITIES:
Payable for investment securities purchased	52,252,132
Payable for Fund shares redeemed	24,001,278
Transfer agency/record keeping fees payable	2,306,183
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	531,063
Administration fees payable	318,504
Trustees’ fees and expenses payable	186,845
Investment advisory fees payable	108,255
Custody fees payable	63,542
Shareholder servicing fees payable — Class K Shares	3,045
Accrued expenses and other payables	383,101

Total Liabilities	80,153,948

NET ASSETS	$6,287,845,350

Investments, at cost	$3,857,274,032

See Notes to Financial Statements.

8

NET ASSETS consist of:
Undistributed net investment income	$33,648
Accumulated net realized gain on investments sold	421,646,179
Net unrealized appreciation of investments	2,403,134,416
Paid-in capital	3,463,031,107

$6,287,845,350

NET ASSETS:
Class Y Shares	$4,021,165,151

Class A Shares	$1,457,998,798

Class B Shares	$6,713,102

Class C Shares	$247,748,250

Class K Shares	$12,047,308

Class R Shares	$63,454,481

Class R6 Shares	$478,718,260

SHARES OUTSTANDING:
Class Y Shares	88,927,297

Class A Shares	33,202,130

Class B Shares	169,011

Class C Shares	6,223,473

Class K Shares	274,542

Class R Shares	1,475,012

Class R6 Shares	10,548,082

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$45.22

CLASS A SHARES:
Net asset value and redemption price per share	$43.91

Maximum sales charge	5.50%
Maximum offering price per share	$46.47

CLASS B SHARES:
Net asset value and offering price per share*	$39.72

CLASS C SHARES:
Net asset value and offering price per share*	$39.81

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$43.88

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$43.02

CLASS R6 SHARES:
Net asset value, offering price and redemption price per share	$45.38

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Mid-Cap Core Growth Fund

Statement of Operations, For the Year Ended June 30, 2014

INVESTMENT INCOME:
Dividends	$54,398,542

Total Investment Income	54,398,542

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	3,562,034
Class B Shares	116,296
Class C Shares	2,366,322
Class R Shares	307,058
Shareholder servicing fees:
Class K Shares	28,725
Investment advisory fees	44,362,001
Transfer agency/record keeping fees(a)	12,208,769
Administration fees	3,712,003
Custody fees	737,995
Legal and audit fees	518,294
Trustees’ fees and expenses	510,696
Registration and filing fees	152,193
Other	825,803

Total Expenses	69,408,189

NET INVESTMENT LOSS	(15,009,647)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from security transactions	608,445,902
Net change in unrealized appreciation/(depreciation) of securities	587,552,194

Net realized and unrealized gain on investments	1,195,998,096

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,180,988,449

(a)	Transfer agency/record keeping fees — The amounts for Class Y, Class A, Class B, Class C, Class K, Class R and Class R6 Shares were $8,364,250, $3,071,348, $26,742, $508,608, $24,686, $132,130 and $81,005, respectively.

See Notes to Financial Statements.

10

Munder Mid-Cap Core Growth Fund

Statements of Changes in Net Assets

	Year Ended June 30, 2014	Year Ended June 30, 2013
Net investment income/(loss)	$(15,009,647)	$4,619,443
Net realized gain from security transactions	608,445,902	177,931,664
Net change in net unrealized appreciation/(depreciation) of securities	587,552,194	794,985,734

Net increase in net assets resulting from operations	1,180,988,449	977,536,841
Dividends to shareholders from net investment income:
Class R6 Shares	(117,483)	—
Distributions to shareholders from net realized gain/loss:
Class Y Shares	(71,723,206)	—
Class A Shares	(27,648,472)	—
Class B Shares	(260,462)	—
Class C Shares	(4,993,033)	—
Class K Shares	(219,663)	—
Class R Shares	(1,205,019)	—
Class R6 Shares	(6,337,671)	—
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	(297,153,640)	(81,138,204)
Class A Shares	(108,718,216)	(168,894,809)
Class B Shares	(11,798,031)	(8,961,352)
Class C Shares	(6,906,982)	(22,608,286)
Class K Shares	(716,592)	(6,512,330)
Class R Shares	(2,374,239)	(8,221,851)
Class R6 Shares	360,889,724	67,122,440

Net increase in net assets	1,001,705,464	748,322,449
NET ASSETS:
Beginning of year	5,286,139,886	4,537,817,437

End of year	$6,287,845,350	$5,286,139,886

Undistributed net investment income	$33,648	$101,860

See Notes to Financial Statements.

11

Munder Mid-Cap Core Growth Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended June 30, 2014	Year Ended June 30, 2013
Amount
Class Y Shares:
Sold	$846,964,877	$695,572,253
Issued as reinvestment of distributions	64,989,684	—
Redeemed	(1,209,108,201)	(776,710,457)

Net decrease	$(297,153,640)	$(81,138,204)

Class A Shares:
Sold*	$238,892,306	$231,697,208
Issued as reinvestment of distributions	24,104,496	—
Redeemed	(371,715,018)	(400,592,017)

Net decrease	$(108,718,216)	$(168,894,809)

Class B Shares:
Sold	$21,261	$127,733
Issued as reinvestment of distributions	225,164	—
Redeemed*	(12,044,456)	(9,089,085)

Net decrease	$(11,798,031)	$(8,961,352)

Class C Shares:
Sold	$22,019,922	$16,822,410
Issued as reinvestment of distributions	3,842,414	—
Redeemed	(32,769,318)	(39,430,696)

Net decrease	$(6,906,982)	$(22,608,286)

Class K Shares:
Sold	$1,063,568	$973,350
Issued as reinvestment of distributions	108,855	—
Redeemed	(1,889,015)	(7,485,680)

Net decrease	$(716,592)	$(6,512,330)

Class R Shares:
Sold	$16,350,172	$12,893,334
Issued as reinvestment of distributions	1,139,822	—
Redeemed	(19,864,233)	(21,115,185)

Net decrease	$(2,374,239)	$(8,221,851)

Class R6 Shares:
Sold	$401,565,583	$71,929,254
Issued as reinvestment of dividends and distributions	6,212,153	—
Redeemed	(46,888,012)	(4,806,814)

Net increase	$360,889,724	$67,122,440

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

12

	Year Ended June 30, 2014	Year Ended June 30, 2013
Shares
Class Y Shares:
Sold	20,353,209	20,291,535
Issued as reinvestment of distributions	1,519,160	—
Redeemed	(28,908,880)	(22,602,003)

Net decrease	(7,036,511)	(2,310,468)

Class A Shares:
Sold*	5,893,401	6,965,798
Issued as reinvestment of distributions	579,435	—
Redeemed	(9,101,683)	(12,212,222)

Net decrease	(2,628,847)	(5,246,424)

Class B Shares:
Sold	563	4,049
Issued as reinvestment of distributions	5,962	—
Redeemed*	(327,380)	(299,331)

Net decrease	(320,855)	(295,282)

Class C Shares:
Sold	595,536	544,763
Issued as reinvestment of distributions	101,516	—
Redeemed	(879,658)	(1,310,737)

Net decrease	(182,606)	(765,974)

Class K Shares:
Sold	26,190	28,679
Issued as reinvestment of distributions	2,619	—
Redeemed	(46,544)	(229,643)

Net decrease	(17,735)	(200,964)

Class R Shares:
Sold	412,702	391,095
Issued as reinvestment of distributions	27,937	—
Redeemed	(496,437)	(652,216)

Net decrease	(55,798)	(261,121)

Class R6 Shares:
Sold	9,589,677	2,049,459
Issued as reinvestment of dividends and distributions	144,839	—
Redeemed	(1,100,768)	(136,852)

Net increase	8,633,748	1,912,607

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

13

Munder Mid-Cap Core Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year Ended 6/30/14(b)	Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)
Net asset value, beginning of period	$37.58	$30.71	$31.09	$22.44	$18.51

Income/(loss) from investment operations:
Net investment income/(loss)	(0.07)	0.07	(0.01)	(0.02)	0.05
Net realized and unrealized gain/(loss) on investments	8.50	6.80	(0.37)	8.68	3.96

Total from investment operations	8.43	6.87	(0.38)	8.66	4.01

Less distributions:
Dividends from net investment income	—	—	—	(0.01)	(0.08)
Distributions from net realized gains	(0.79)	—	—	—	—

Total distributions	(0.79)	—	—	(0.01)	(0.08)

Short-term trading fees	—	—	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$45.22	$37.58	$30.71	$31.09	$22.44

Total return(d)	22.55%	22.37%	(1.22)%	38.59%	21.67%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$4,021,165	$3,605,966	$3,018,188	$3,015,321	$2,109,229
Ratio of operating expenses to average net assets	1.07%	1.08%	1.06%	1.08%	1.09%
Ratio of net investment income/(loss) to average net assets	(0.16)%	0.21%	(0.04)%	(0.07)%	0.20%
Portfolio turnover rate	37%	25%	48%	65%	52%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on June 24, 1998 and July 3, 2000, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

14

A Shares
Year Ended 6/30/14(b)	Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)
$36.60	$29.99	$30.44	$22.01	$18.16

(0.17)	(0.01)	(0.08)	(0.09)	(0.01)

8.27	6.62	(0.37)	8.52	3.89

8.10	6.61	(0.45)	8.43	3.88

—	—	—	—	(0.03)
(0.79)	—	—	—	—

(0.79)	—	—	—	(0.03)

—	—	0.00 (c)	0.00 (c)	0.00 (c)

$43.91	$36.60	$29.99	$30.44	$22.01

22.24%	22.04%	(1.48)%	38.30%	21.34%

$1,457,999	$1,311,428	$1,231,903	$1,505,526	$1,306,682

1.32%	1.33%	1.32%	1.33%	1.34%

(0.41)%	(0.04)%	(0.28)%	(0.32)%	(0.06)%
37%	25%	48%	65%	52%

See Notes to Financial Statements.

15

Munder Mid-Cap Core Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	B Shares
	Year Ended 6/30/14(b)	Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)
Net asset value, beginning of period	$33.42	$27.59	$28.21	$20.56	$17.07

Income/(loss) from investment operations:
Net investment loss	(0.44)	(0.24)	(0.28)	(0.27)	(0.17)
Net realized and unrealized gain/(loss) on investments	7.53	6.07	(0.34)	7.92	3.66

Total from investment operations	7.09	5.83	(0.62)	7.65	3.49

Less distributions:
Distributions from net realized gains	(0.79)	—	—	—	—

Total distributions	(0.79)	—	—	—	—

Short-term trading fees	—	—	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$39.72	$33.42	$27.59	$28.21	$20.56

Total return(d)	21.33%	21.13%	(2.20)%	37.21%	20.45%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$6,713	$16,372	$21,664	$29,263	$27,318
Ratio of operating expenses to average net assets	2.09%	2.09%	2.07%	2.08%	2.09%
Ratio of net investment loss to average net assets	(1.21)%	(0.79)%	(1.04)%	(1.08)%	(0.81)%
Portfolio turnover rate	37%	25%	48%	65%	52%

(a)	Class B Shares and Class C Shares (known as Class II Shares prior to October 31, 2003) of the Fund commenced operations on July 5, 2000 and July 14, 2000, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

16

C Shares
Year Ended 6/30/14(b)	Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)
$33.49	$27.65	$28.27	$20.60	$17.10

(0.43)	(0.24)	(0.28)	(0.27)	(0.17)

7.54	6.08	(0.34)	7.94	3.67

7.11	5.84	(0.62)	7.67	3.50

(0.79)	—	—	—	—

(0.79)	—	—	—	—

—	—	0.00 (c)	0.00 (c)	0.00 (c)

$39.81	$33.49	$27.65	$28.27	$20.60

21.34%	21.12%	(2.19)%	37.23%	20.47%

$247,748	$214,548	$198,296	$245,023	$214,746

2.07%	2.08%	2.07%	2.08%	2.09%

(1.16)%	(0.79)%	(1.04)%	(1.07)%	(0.81)%
37%	25%	48%	65%	52%

See Notes to Financial Statements.

17

Munder Mid-Cap Core Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	K Shares
	Year Ended 6/30/14(b)	Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)
Net asset value, beginning of period	$36.58	$29.97	$30.42	$22.00	$18.15

Income/(loss) from investment operations:
Net investment loss	(0.17)	(0.01)	(0.09)	(0.09)	(0.01)
Net realized and unrealized gain/(loss) on investments	8.26	6.62	(0.36)	8.51	3.89

Total from investment operations	8.09	6.61	(0.45)	8.42	3.88

Less distributions:
Dividends from net investment income	—	—	—	—	(0.03)
Distributions from net realized gains	(0.79)	—	—	—	—

Total distributions	(0.79)	—	—	—	(0.03)

Short-term trading fees	—	—	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$43.88	$36.58	$29.97	$30.42	$22.00

Total return(d)	22.23%	22.06%	(1.48)%	38.27%	21.35%

Ratios to average net assets/supplemental data:
Net assets, end of period ( in 000’s)	$12,047	$10,690	$14,783	$27,951	$30,681
Ratio of operating expenses to average net assets	1.32%	1.34%	1.32%	1.33%	1.34%
Ratio of net investment loss to average net assets	(0.41)%	(0.04)%	(0.30)%	(0.33)%	(0.06)%
Portfolio turnover rate	37%	25%	48%	65%	52%

(a)	Class K Shares and Class R Shares of the Fund commenced operations on December 17, 2002 and July 29, 2004, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

See Notes to Financial Statements.

18

R Shares
Year Ended 6/30/14(b)	Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)
$35.96	$29.54	$30.05	$21.79	$18.00

(0.26)	(0.09)	(0.15)	(0.15)	(0.07)

8.11	6.51	(0.36)	8.41	3.86

7.85	6.42	(0.51)	8.26	3.79

—	—	—	—	—
(0.79)	—	—	—	—

(0.79)	—	—	—	—

—	—	0.00 (c)	0.00 (c)	0.00 (c)

$43.02	$35.96	$29.54	$30.05	$21.79

21.94%	21.73%	(1.70)%	37.91%	21.06%

$63,454	$55,047	$52,931	$56,978	$47,354

1.57%	1.58%	1.56%	1.58%	1.59%

(0.65)%	(0.28)%	(0.54)%	(0.57)%	(0.33)%
37%	25%	48%	65%	52%

See Notes to Financial Statements.

19

Munder Mid-Cap Core Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	R6 Shares
	Year Ended 6/30/14(b)	Year Ended 6/30/13(b)	Period Ended 6/30/12(b)
Net asset value, beginning of period	$37.66	$30.71	$28.95

Income/(loss) from investment operations:
Net investment income	0.03	0.14	0.02
Net realized and unrealized gain on investments	8.49	6.81	1.74

Total from investment operations	8.52	6.95	1.76

Less distributions:
Dividends from net investment income	(0.01)	—	—
Distributions from net realized gains	(0.79)	—	—

Total distributions	(0.80)	—	—

Net asset value, end of period	$45.38	$37.66	$30.71

Total return(c)	22.75%	22.63%	6.08%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$478,718	$72,090	$53
Ratio of operating expenses to average net assets	0.89%	0.89%	0.84	%(d)
Ratio of net investment income to average net assets	0.08%	0.39%	0.65	%(d)
Portfolio turnover rate	37%	25%	48%

(a)	Class R6 Shares of the Fund commenced operations on June 1, 2012.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated.

(d)	Annualized.

See Notes to Financial Statements.

20

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2014

1.	Organization

As of June 30, 2014, the Munder Funds consisted of 11 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder Mid-Cap Core Growth Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

As of June 30, 2014, the Fund had 7 classes of shares — Class A, Class B, Class C, Class K, Class R, Class R6 and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B shares were closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Class B Shares were subject to a contingent deferred sales charge (“CDSC”) and automatically converted to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class C Shares are sold without a front-end sales charge but may be subject to a CDSC. Class K, Class R, Class R6 and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

The Board of Trustees has approved the merger of the Fund with and into a separate, newly created series of The Victory Portfolios, subject to the approval of the Fund’s shareholders. The Board of Trustees has also called for a special meeting of the shareholders of the Fund to vote on the merger, which is scheduled for September 9, 2014. If approved, the merger will occur as soon as practicable after the meeting.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of

21

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2014 (continued)

significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuation determinations may be made using a market-based approach that involves a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information. Discounts also may be applied due to the nature or duration of any restrictions on the disposition of the investments. The pricing committee monitors the valuation approaches that it employs by reviewing, without limitation, key inputs and assumptions and any related market activity. Due to the inherent uncertainty of fair valuations, a fair value may differ significantly from the value that would have been used had an active market existed.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy

22

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2014 (continued)

based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2014:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$6,260,408,448
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$6.260,408,448

Securities or other financial instruments that transfer between levels during the period are treated as though the transfer occurred at the beginning of the period. There were no transfers into or out of any levels as described above during the fiscal year ended June 30, 2014.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method, subject to certain minimums. Allocated Munder Funds expenses, direct Fund-level expenses, income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Class-level expenses attributable to Class R6 Shares

23

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2014 (continued)

are charged directly to that class. All other class-level expenses (excluding distribution and shareholder servicing fees) are allocated to the remaining share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2014.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2011.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.75% on the first $6 billion of its average daily net assets; 0.70% on the next $2 billion; and 0.65% on average daily net assets exceeding $8 billion. During the year ended June 30, 2014, the Fund paid an annual effective rate of 0.75% for advisory services.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee
First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

24

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2014 (continued)

For the year ended June 30, 2014, the Advisor earned $3,712,003 before payment of sub-administration fees and $2,497,557 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2014, the Fund paid an annual effective rate of 0.0627% for administrative services.

During the year ended June 30, 2014, each Trustee was paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2014, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) that applies to the Fund’s Class A, Class B, Class C, Class K and Class R Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates payable under the Plan for each class, as a percentage of average daily net assets, were as follows:

Class A Shares 12b-1 Fees	Class B Shares 12b-1 Fees	Class C Shares 12b-1 Fees	Class R Shares 12b-1 Fees	Class K Shares Service Fees
0.25%	1.00%	1.00%	1.00%	0.25%

25

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2014 (continued)

For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with its distributor.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $2,185,155,704 and $2,407,545,826, respectively, for the year ended June 30, 2014.

At June 30, 2014, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $2,368,593,881, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $12,290,469 and net appreciation for tax purposes was $2,356,303,412. At June 30, 2014, aggregate cost for tax purposes was $3,904,105,036.

6.	Revolving Line of Credit

Effective December 4, 2013, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee equal to 0.11% per annum on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. During the year ended June 30, 2014, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2014, total commitment fees for the Fund were $42,165.

7.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by

26

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2014 (continued)

the Fund as a whole. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2014, permanent differences resulting primarily from ordinary loss netting to reduce short term capital gains and distribution re-designations were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$15,058,918	$(15,058,918)	$—

The tax character of dividends paid to shareholders during the year ended June 30, 2014 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
June 30, 2014	$6,224,848	$106,280,161	$112,505,009

At June 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Capital Gains	Capital Loss Carryover	Unrealized Appreciation	Total
$26,893,566	$442,093,651	$(510,038)	$2,356,303,412	$2,824,780,591

The differences between book and tax distributable earnings were primarily due to wash sales, deferred trustees’ fees and return of capital basis adjustments.

Under the Regulated Investment Company Modernization Act of 2010, capital losses realized after June 30, 2011 may be carried forward indefinitely and will retain their tax character as either short-term or long-term. Capital losses realized prior to July 1, 2011 will continue to be subject to their original expiration dates and will continue to be treated as short-term losses. Capital losses that can be carried forward indefinitely must be utilized fully before using capital losses that expire.

As determined at June 30, 2014, the Fund had available for federal income tax purposes $510,038 of unused short-term capital losses which expire in 2016 and may be further limited as these amounts were acquired in the reorganization with Munder Small-Mid Cap Fund that occurred on March 27, 2009.

During the year ended June 30, 2014, $689,496 in carried-forward capital losses were utilized by the Fund.

27

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Mid-Cap Core Growth Fund and

Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder Mid-Cap Core Growth Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Mid-Cap Core Growth Fund of Munder Series Trust at June 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 25, 2014

28

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2014 (Unaudited)

9.	Tax Information (Unaudited)

Of the distributions paid by the Fund, 100% will qualify for the dividend deduction available to corporate shareholders.

For the fiscal year ended June 30, 2014, the Fund designates approximately $54,398,542 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rate.

For the year ended June 30, 2014, the amount of long term capital gain distributions designated by the Fund was $106,280,161.

10.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

11.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

12.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 12-13,

29

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

2014, the Board of Trustees unanimously voted to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2014.

In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. The Board and counsel to the “Non-Interested Trustees” had an opportunity to review such information in advance of the meeting. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.)

Both in Board meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other Board meetings held during the course of the fiscal year (including, in particular, the February 2014 Board meeting), the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, regarding the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered a number of factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as with their deliberations regarding the continuation of the Advisory Agreement. The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of this comprehensive evaluation process. The determination to approve the continuance of the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

30

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•

the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented with detailed information concerning the current organizational and ownership structure of the Advisor, recent changes within the Advisor’s organization (including key personnel changes) and the financial condition of the Advisor;

•

the qualifications of management of the Advisor and of persons providing portfolio management and other key services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2013 and 2014, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided by the Advisor to the Fund during the previous year and the services anticipated to be provided to the Fund in the upcoming year;

•

the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through contractual waivers of a portion of the investment advisory fees, the addition of contractual fee breakpoints or a contractual reduction of its advisory fees), although no such adjustments were made to the Fund’s investment advisory fees during the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board supported approval of the continuance of the Advisory Agreement.

31

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2013, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and a supplemental index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the one-, three- and five-year periods as compared to the performance of a small group of funds in the same Morningstar category as the Fund and having average assets in a range comparable to the Fund’s average assets; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of a larger group of funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2013: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of its benchmark for the one-, three-, and ten-year and since inception periods but trailed the performance of its benchmark for the five-year period and exceeded the performance of the supplemental index for the one-, three-, five-, and ten-year and since inception periods, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the three- and ten-year periods but trailed the median performance of the Fund’s Lipper peer group for the one- and five-year periods. In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2014. The Board also considered information provided by the Advisor regarding its ongoing efforts to enhance investment results both with respect to the Fund and generally with respect to all of the Munder Funds.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor in 2013, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor over the 12 months ending on December 31, 2014, with respect to all services provided by the Advisor to the Fund, based on certain assumptions

32

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

disclosed to the Board. The Board considered the costs relating to the Advisor’s services in light of the Fund’s performance. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor with respect to the Fund were not unreasonable in light of the costs relating to the services that the Advisor provides to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory and other fees and expenses of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (by reducing its contractual advisory fees, through the implementation of contractual breakpoints or through the implementation of contractual waivers) in an overall effort to reduce the total operating expenses of the Munder Funds. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints, reductions in contractual advisory fees or contractual advisory fee waivers with respect to certain of the Munder Funds in recent years. The Board also noted the contractual breakpoint in the advisory fee schedule for the Fund. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders.

In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in the past several years to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the transfer agency fees, which took effect in June 2011.

Based on these facts and considerations, the Board concluded that the Advisor’s efforts in this regard supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund and having average assets in a range comparable to the Fund’s average assets. In addition, the Board received separate information that compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers. The Board also considered information provided regarding the fees that the Advisor charges to other investment advisory clients, including institutional separate accounts, with investment objectives and strategies substantially similar to the Fund, and noted

33

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

the relative scope of the management of and the services provided to those types of accounts versus the Fund.

The Board also considered the Fund’s total operating expense ratio (on both a gross and net basis) in comparison to those of other funds in the same Morningstar category as the Fund and having average assets in a range comparable to the Fund’s average assets, and the Fund’s total operating expense ratio on a gross basis (and certain components of the total operating expense ratio) in comparison to a larger group of funds in the same Morningstar category as the Fund.

Based on these considerations and comparisons, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that consultants and potential institutional separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, while money managers may benefit from the use of “soft dollars” obtained from broker-dealers through the payment of commissions on trades in client accounts, the Advisor limits soft dollar usage to research and brokerage products and services that the Advisor believes are permitted under the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934. Based on these facts and considerations, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

(g) Additional information considered by the Board: The Board considered that Victory Capital Holdings, Inc. (“VCH”) had entered into an agreement with the Advisor’s parent companies pursuant to which VCH will acquire all of the ownership interests of the Advisor (“Transaction”). Upon the closing of the Transaction, all or most all of the investment professionals and certain other key employees of the Advisor are expected to become employees of Victory Capital Management Inc. (“Victory”). The Board also considered that, as part of the larger plans to integrate the advisory businesses of the Advisor and Victory in connection with the Transaction, the Trustees were also asked to consider the approval of the reorganization of the Fund into a corresponding series of The Victory Portfolios (“Victory Fund”). The Board noted that if the Fund’s shareholders approve the reorganization, shareholders of the Fund will become

34

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

shareholders of the Victory Fund and the Fund’s Advisory Agreement with the Advisor would be terminated and replaced with an agreement with a new entity.

Based upon its comprehensive review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions, as discussed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2014.

14.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2014, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 66	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	Chairman, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 9/11); President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (12/05 to 9/11).	11	NVR, Inc. (homebuilding and mortgage banking) (since 12/11); Chesapeake Lodging Trust (real estate investment trust) (since 1/10); DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07).

John Rakolta Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 67	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	11	None

35

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 65	Trustee	Indefinite; since 2/03	President, Business Roundtable (association of business chief executive officers) (since 1/11); President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (10/04-1/11).	11	K12, Inc. (provider of online education) (since 11/12); Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Airlines (10/08 to 7/12).

Thomas P. Lemke c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 59	Trustee	Indefinite; since 01/14	Retired (since 4/13): Executive Vice President and General Counsel, Legg Mason, Inc. (asset management) (2/05-3/13).	11	AXA Premier VIP Trust (registered investment company with 36 portfolios) (since 1/14); The Advisors’ Inner Circle Fund III (registered investment company with 6 portfolios) (since 3/14); J.P. Morgan Exchange-Traded Fund Trust (registered investment company with 4 portfolios) (since 5/14); ICI Mutual Insurance Company (2009-3/13).

36

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05).	11	Masco Corporation (manufacturer of home improvement and building products) (since 12/06); Taubman Centers, Inc. (real estate investment trust) (since 1/97).
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 75	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	11	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., a sub-advisor to a separate series of MST. Prior to December 29, 2006, Comerica was also the indirect parent company of the Advisor.

37

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 54	President and Principal Executive Officer	through 2/15; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Integrity Asset Management, LLC (investment advisor) (since 6/12); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/15; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Integrity Asset Management, LLC (investment advisor) (since 6/12); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 48	Vice President and Principal Financial Officer	through 2/15; since 2/01	Managing Director, Chief Financial Officer and Treasurer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Managing Director and Chief Financial Officer of Integrity Asset Management, LLC (investment advisor) (since 6/12); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 42	Treasurer and Principal Accounting Officer	through 2/15; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 38	Assistant Treasurer	through 2/15; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08).

38

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 59	Assistant Secretary	through 2/15; since 8/99	Associate General Counsel and Assistant Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98); Associate General Counsel and Assistant Secretary of Integrity Asset Management, LLC (investment advisor) (since 6/12).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 49	Assistant Secretary	through 2/15; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 46	Assistant Secretary	through 2/15; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

15.	Subsequent Event (Unaudited)

On August 1, 2014, all outstanding Class B shares of the Fund were reclassified as Class A shares of the Fund.

39

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40

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41

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman

John Rakolta Jr., Vice Chairman

John Engler

Thomas P. Lemke

Michael T. Monahan

Lisa A. Payne

OFFICERS

James V. FitzGerald, President and Principal Executive Officer

Peter K. Hoglund, Vice President and Principal Financial Officer

Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer

David W. Rumph, Treasurer and Principal Accounting Officer

Amy D. Eisenbeis, Assistant Secretary

Francine S. Hayes, Assistant Secretary

Mary Ann C. Shumaker, Assistant Secretary

Kevin R. Kuhl, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management

Munder Capital Center

480 Piérce Street

Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

LEGAL COUNSEL

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

ANNMCCG614

ANNUAL REPORT

June 30, 2014

Munder Veracity Small-Cap Value Fund

Class Y, A, B, C, K, R & R6 Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds® Letter to Shareholders

DEAR SHAREHOLDERS:

The twelve months ended June 30, 2014 yielded exceptional global equity returns and positive fixed income returns. However, the period was not without its share of potentially adverse factors, especially during the second half of the year. Severe winter weather, global geopolitical unrest, mixed signals from the new Fed Chair and anemic first quarter 2014 gross domestic product (“GDP”) growth in the United States created an unusual and, at times, uncertain market environment. The calendar year started with the worst January the markets have experienced since the financial crisis, leading to increased negative sentiment. While the broad indexes had modest corrections, certain sectors of the market experienced more significant downward pressure (technology and biotech leading the pack). However, the global markets proved resilient, and returns remained solidly positive during the six months ended June 30. Supporting the market rebound were generally positive economic indicators, including improving consumer confidence, increased capital expenditures, increased bank loan activity, lower unemployment and robust vehicle sales. The housing market continued to be a concern, with new housing starts and building permits showing some weakness.

The Fed, the wizard behind the curtain of market action, maintained its loose money policy, although tapering of monthly bond purchases continued. The Fed Chairwoman stated that short term rates would remain historically low until GDP growth and unemployment combine to create a receptive environment for tightening. Stay tuned.

Now to the numbers. Domestically, the S&P 500® Index (a measure of the large-cap sector of the U.S. stock market) returned 24.61% for the twelve months ended June 30, 2014. This is particularly interesting given that the S&P 500® Index fell 5.8% between December 31, 2013 and February 3, 2014. The large-cap market, as measured by the Russell 1000® Indices, showed a bias toward growth versus value stocks, with growth outperforming value by over 3 percentage points. Mid-cap stocks slightly outperformed their large-cap cousins, with the Russell Midcap Index®, a measure of the mid-cap segment of the U.S. equity universe, returning 26.85% for the twelve months ended June 30. In contrast to large-cap stocks, mid-cap value stocks outperformed mid-cap growth stocks, as measured by the Russell Midcap® Indices, by just under 2 percentage points. Small-cap stocks, as measured by the Russell 2000® Index, a measure of the small-cap segment of the U.S. equity universe, performed slightly below the S&P 500® Index, returning 23.64% for the twelve months ended June 30. As in the large-cap universe, small-cap growth stocks outperformed small-cap value stocks, as measured by the Russell 2000® Indices, by just over 2 percentage points.

International markets also provided very robust returns. The MSCI EAFE Index (net dividends), a measure of the equity market performance of developed markets excluding the U.S. and Canada, returned 23.57%, while the S&P® Developed ex-US Small Cap Index, a measure of the small-capitalization segment of developed markets excluding the U.S., was up 29.95%. Emerging markets, which have been volatile and difficult to navigate, also ended the twelve month period with strong performance as the S&P® Emerging Plus Small-Cap Index, a measure of the small-capitalization segment of emerging markets plus Korea, returned 16.00%. Clearly, while the world continues to present ongoing challenges, global investors are anticipating continued and improving global economic growth.

The fixed income markets continue to confound. Despite historically low rates and consensus (and actual commitment) by the Fed to eventually raise rates, the fixed income markets provided positive returns. The Barclays U.S. Aggregate Bond Index, a measure of the investment grade U.S. dollar-denominated, fixed-rate taxable bond market, was up 4.37% for the twelve months ended June 30, 2014.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, I encourage you to contact your financial advisor. You may also contact the Funds at 1-800-468-6337 or through our website at www.munder.com. My colleagues and I sincerely appreciate the confidence you have placed in the Munder Funds and we value the opportunity to help you meet your investment goals.

Very Truly Yours,

James FitzGerald

President and Principal Executive Officer, The Munder Funds

President, Munder Capital Management

ii	Performance History
iv	Management’s Discussion of Fund Performance
viii	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
21	Notes to Financial Statements
30	Report of Independent Registered Public Accounting Firm
31	Notes to Financial Statements — Unaudited

Risks:    The Fund invests in smaller company stocks, which are more volatile and less liquid than larger, more established company securities. Further, value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. A substantial portion of the Fund’s assets is invested in the financials sector, whose performance can be significantly negatively impacted by economic downturns and changes in government regulation and interest rates. The Fund may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. Performance and after-tax returns can be significantly impacted by the Fund’s investments in Initial Public Offerings (IPOs), which may involve short-term trading. We cannot, however, ensure that the Fund will obtain IPOs.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Munder Funds distributed through Funds Distributor, LLC.

i

Performance History (Unaudited)

The line graph represents the performance of the Fund’s Class Y Shares. Due to differing sales charges and expenses, performance of classes not shown in the graph will differ. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

GROWTH OF AN ASSUMED $10,000 INVESTMENT SINCE INCEPTION(1),(2)

THROUGH 6/30/14

Class (Inception Date)	With Load		Without Load	Russell 2000® Value Index
CLASS Y (7/7/05)	N/A		$23,314	$19,065
CLASS A (3/30/04)	N/A	(4)	$26,683	$22,540
CLASS B (5/14/11)	$14,958	(5)	$15,258	$14,944
CLASS C (5/14/11)	N/A		$15,259	$14,944
CLASS K (5/14/11)	N/A		$15,620	$14,944
CLASS R (5/14/11)	N/A		$15,502	$14,944
CLASS R6 (6/1/12)	N/A		$17,678	$16,508

AVERAGE ANNUAL TOTAL RETURNS (AS OF 6/30/14)(1)

Class (Inception Date)	One Year w/load		One Year w/out load	Five Years w/load		Five Years w/out load	Ten Years w/load		Ten Years w/out load	Since Inception w/load		Since Inception w/out load
CLASS Y (7/7/05)	N/A		26.72%	N/A		22.49%	N/A		N/A	N/A		9.88%
CLASS A (3/30/04)	19.41%	(3)	26.36%	N/A	(4)	22.19%	N/A	(4)	10.14%	N/A	(4)	10.04%
CLASS B (5/14/11)	20.42%	(5)	25.42%	N/A		N/A	N/A		N/A	13.71%	(5)	14.43%
CLASS C (5/14/11)	24.44%	(5)	25.44%	N/A		N/A	N/A		N/A	N/A		14.43%
CLASS K (5/14/11)	N/A		26.36%	N/A		N/A	N/A		N/A	N/A		15.29%
CLASS R (5/14/11)	N/A		26.08%	N/A		N/A	N/A		N/A	N/A		15.01%
CLASS R6 (6/1/12)	N/A		26.89%	N/A		N/A	N/A		N/A	N/A		31.47%

(1)	On 5/13/11, the Fund acquired the assets and liabilities of the Veracity Small Cap Value Fund (“Veracity Fund”) (“Reorganization”). The Veracity Fund was the accounting survivor of the Reorganization, consequently the Veracity Fund’s performance and financial history have been adopted by the Fund. As a result, the performance information and financial history for the periods prior to 5/14/11 are that of the Veracity Fund. The Veracity Fund offered Class R and Class I Shares, which were similar to the Fund’s Class A and Class Y Shares, respectively. The performance shown for Class Y Shares for the periods prior to 5/14/11 is the performance of the Veracity Fund’s Class I Shares, which has not been restated to reflect any difference in expenses. The performance shown for Class A Shares for the periods prior to 5/14/11 is the performance of the Veracity Fund’s Class R Shares, which has not been restated to reflect any difference in expenses and does not reflect the impact of sales charges (loads). For Class B, Class C, Class K and Class R Shares, there were no corresponding classes of Veracity Fund shares, therefore, these classes commenced operations on 5/14/11. If any such expense differences or sales charges were reflected, the returns would be lower than those shown.
(2)	Amounts represent the growth of a $10,000 investment since inception of the share class.
(3)	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.
(4)	Class A Shares of the Fund were not subject to any sales charges until 5/14/11.
(5)	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, for Class Y, A, B, C, K, R and R6 Shares during the fiscal year ended 6/30/13 the gross expense ratios were 1.33%, 1.59%, 2.37%, 2.34%, 1.59%, 1.83% and 1.14%, respectively, and the net expense ratios were 1.25%, 1.50%, 2.25%, 2.25%, 1.50%, 1.75% and 1.13%, respectively. Munder Capital Management has contractually agreed to limit certain expenses of the Fund’s Class Y, A, B, C, K, R and R6 Shares through at least 10/31/14. Expense ratios for the fiscal year ended 6/30/14 are included in this Annual Report in the Financial Highlights. Munder Capital Management has limited certain expenses of the Fund since 5/14/11. The advisor to the Veracity Small Cap Value Fund also limited certain expenses for Class A and Y Shares of the Fund (formerly Class R and I Shares of the Veracity Fund) since inception through 5/13/11. Total returns would have been lower if Munder Capital Management and the advisor to the Veracity Small Cap Value Fund had not limited expenses during those periods.

Management’s Discussion of Fund Performance (Unaudited)

INVESTMENT PROCESS HIGHLIGHTS

The Munder Veracity Small-Cap Value Fund’s management team seeks to achieve long-term capital growth in the Fund by investing in stocks of smaller companies (according to their market capitalization) that the team believes are undervalued, but poised to outperform. The Fund generally invests in companies with market capitalizations within the range of the companies in the Russell 2000® Index.

The management team’s investment philosophy is rooted in the belief that consistent, long-term performance can be achieved by applying a prudent value approach and investing in what they have determined to be statistically cheap stocks trading below their estimated value, investing in companies that have improving sentiment, and continuously evaluating the risk exposure. Specifically, they seek to invest in the right company, at the right price, and at the right time.

INVESTING ENVIRONMENT

During the year ended June 30, 2014, equity markets advanced as lawmakers averted a lengthy government shutdown, testimony from Fed Chair nominee Janet Yellen was fairly dovish, and investors continued to embrace equities. The commitment to fairly accommodative monetary policy, along with signs of continued economic improvement in the U.S. led to strong gains in the Russell 2000® Value Index. Energy and health care were the leading sectors while consumer staples and financials lagged.

The Fund’s focus on selecting companies with good valuation and catalysts for outperformance led the Fund to outperform the Russell 2000® Value Index. The management team’s stock selection in information technology, industrials and financials were the primary drivers of the Fund’s outperformance. The Fund’s holdings in consumer discretionary and energy exhibited modest relative weakness.

SECTOR DIVERSIFICATION
Financials	30.7%
Consumer Discretionary	14.4%
Industrials	14.3%
Information Technology	13.8%
Energy	7.6%
Health Care	6.2%
Materials	5.1%
Utilities	4.4%
Consumer Staples	2.1%
Other	1.4%

Total	100.0%

As a percentage of net assets as of 6/30/14.

PERFORMANCE DISCUSSION

During the twelve-month period ended June 30, 2014, the Fund returned 26.72%, outperforming the Russell 2000® Value Index, which returned 22.54% over the same period.

Notable contributors to the Fund’s performance during the past year included: The Greenbrier Companies, Inc., which manufactures and distributes railcars and related transportation equipment; ARRIS Group, Inc., which specializes in the design, engineering and supply of broadband services for residential and business customers; Carrizo Oil & Gas, Inc., which explores and produces natural gas and oil; Esterline Technologies Corporation, which manufactures aircraft parts and components, automated drilling products and machine tool systems; and Intersil Corporation, which designs and manufactures analog semiconductors.

Notable detractors to the Fund’s performance during the past year included: First BanCorp/Puerto Rico, which operates as a bank holding company; Aeropostale, Inc., which retails casual apparel and accessories; Susquehanna Bancshares, Inc., which provides retail and commercial banking and financial products and services; Forum Energy Technologies, Inc., which manufactures and supplies oilfield equipment; and American Woodmark Corporation, which manufactures and distributes kitchen and bath cabinets.

FUND CHANGES

The Fund’s management team identified several new investment opportunities for the Fund during the period, including: ANN INC., a retailer of women’s apparel, shoes and accessories; Carrizo Oil & Gas, Inc.; Jack in the Box Inc., a restaurant operator; Ryman Hospitality Properties, Inc., a hotel/lodging real estate investment trust; and Virtus Investment Partners, Inc., an investment management company.

The team funded these positions in part by selling the Fund’s positions in: Bob Evans Farms, Inc., a restaurant operator; Gulfport Energy Corporation, an energy exploration and development company; PolyOne Corporation, a diversified chemical manufacturer; Sterling Financial Corporation, a commercial bank; and Waddell & Reed Financial, Inc., an investment management company.

The Fund’s performance contained in the Management’s Discussion of Fund Performance is based on Class Y Shares of the Fund. Performance of the other classes of shares will differ. Management’s Discussion of Fund Performance presents information about the Fund’s holdings that are believed to be accurate, and the views of the portfolio managers, as of June 30, 2014. The Fund’s holdings, the information about the Fund’s holdings and the views of the portfolio managers may change, and the Fund disclaims any obligation to advise shareholders of any such changes. Discussions regarding specific holdings are for illustration only and are not intended as recommendations to purchase or sell individual stocks. A complete list of Fund holdings as of June 30, 2014 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our

v

website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

The Russell 2000® Value Index is a capitalization-weighted index that measures the performance of those Russell 2000® Index companies (approximately 2,000 of the smallest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with lower price-to-book ratios and lower forecasted growth values. Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

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Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2014 through June 30, 2014.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period* 1/1/14-6/30/14	Annualized Expense Ratio
Actual
Class Y	$1,000.00	$1,061.80	$6.39	1.25%
Class A	$1,000.00	$1,060.20	$7.66	1.50%
Class B	$1,000.00	$1,056.00	$11.47	2.25%
Class C	$1,000.00	$1,056.30	$11.47	2.25%
Class K	$1,000.00	$1,060.30	$7.66	1.50%
Class R	$1,000.00	$1,058.70	$8.93	1.75%
Class R6	$1,000.00	$1,062.30	$5.42	1.06%
Hypothetical
Class Y	$1,000.00	$1,018.60	$6.26	1.25%
Class A	$1,000.00	$1,017.36	$7.50	1.50%
Class B	$1,000.00	$1,013.64	$11.23	2.25%
Class C	$1,000.00	$1,013.64	$11.23	2.25%
Class K	$1,000.00	$1,017.36	$7.50	1.50%
Class R	$1,000.00	$1,016.12	$8.75	1.75%
Class R6	$1,000.00	$1,019.54	$5.31	1.06%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

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x

Munder Veracity Small-Cap Value Fund

Portfolio of Investments, June 30, 2014

Shares		Value(a)

COMMON STOCKS — 98.6%
Consumer Discretionary — 14.4%
Auto Components — 2.2%
461,304	American Axle & Manufacturing Holdings Inc †	$8,714,033
200,700	Cooper Tire & Rubber Co	6,021,000
488,338	Modine Manufacturing Co †	7,686,440

		22,421,473

Hotels, Restaurants & Leisure — 2.9%
167,125	Jack in the Box Inc	10,000,760
220,528	Marriott Vacations Worldwide Corp †	12,929,556
233,809	Multimedia Games Holding Co Inc †	6,930,099

		29,860,415

Household Durables — 2.8%
347,537	La-Z-Boy Inc	8,052,432
232,426	Meritage Homes Corp †	9,810,701
267,440	Ryland Group Inc/The	10,547,834

		28,410,967

Leisure Products — 0.4%
102,100	Brunswick Corp/DE	4,301,473

Media — 1.9%
250,260	Carmike Cinemas Inc †	8,791,634
218,999	Meredith Corp	10,590,792

		19,382,426

Specialty Retail — 4.2%
239,234	ANN INC †	9,842,087
123,420	Asbury Automotive Group Inc †	8,483,891
293,019	Brown Shoe Co Inc	8,383,274
109,846	Children’s Place Inc/The	5,451,657
210,702	Finish Line Inc/The, Class A	6,266,277
242,759	Shoe Carnival Inc	5,012,973

		43,440,159

Total Consumer Discretionary		147,816,913

Consumer Staples — 2.1%
Food Products — 2.1%
124,187	Post Holdings Inc †	6,322,361
77,320	Sanderson Farms Inc	7,515,504
100,788	TreeHouse Foods Inc †	8,070,095

Total Consumer Staples		21,907,960

See Notes to Financial Statements.

1

Munder Veracity Small-Cap Value Fund

Portfolio of Investments, June 30, 2014 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Energy — 7.6%
Energy Equipment & Services — 2.8%
96,446	Bristow Group Inc	$7,775,476
159,514	C&J Energy Services Inc †	5,388,383
386,284	Helix Energy Solutions Group Inc †	10,163,132
251,741	Tesco Corp	5,372,153

		28,699,144

Oil, Gas & Consumable Fuels — 4.8%
261,746	Approach Resources Inc †	5,949,487
200,176	Carrizo Oil & Gas Inc †	13,864,190
208,450	Matador Resources Co †	6,103,416
157,426	PDC Energy Inc †	9,941,452
99,345	Rosetta Resources Inc †	5,449,073
625,925	Synergy Resources Corp †	8,293,506

		49,601,124

Total Energy		78,300,268

Financials — 30.7%
Banks — 11.7%
449,830	BancorpSouth Inc	11,052,323
268,408	Banner Corp	10,637,009
501,730	Central Pacific Financial Corp	9,959,341
1,514,569	First BanCorp/Puerto Rico †	8,239,255
893,343	First Commonwealth Financial Corp	8,236,622
480,176	First Financial Bancorp	8,263,829
875,218	First Horizon National Corp	10,380,086
727,906	OFG Bancorp	13,400,749
358,724	Old National Bancorp/IN	5,122,579
155,896	Opus Bank †	4,530,338
398,361	Synovus Financial Corp	9,712,041
482,425	United Community Banks Inc/GA	7,897,297
524,122	Western Alliance Bancorp †	12,474,104

		119,905,573

Capital Markets — 2.5%
401,971	Investment Technology Group Inc †	6,785,270
786,777	Janus Capital Group Inc	9,818,977
42,238	Virtus Investment Partners Inc †	8,943,897

		25,548,144

See Notes to Financial Statements.

2

Shares		Value(a)

Financials (Continued)
Insurance — 4.9%
405,277	American Equity Investment Life Holding Co	$9,969,814
203,379	AmTrust Financial Services Inc	8,503,276
666,417	CNO Financial Group Inc	11,862,222
259,937	RLI Corp	11,899,916
253,665	Stewart Information Services Corp	7,866,152

		50,101,380

Real Estate Investment Trusts (REITs) — 8.3%
417,444	CubeSmart	7,647,574
564,298	DiamondRock Hospitality Co	7,234,301
211,944	First Potomac Realty Trust	2,780,705
1,229,935	Kite Realty Group Trust	7,551,801
811,201	Lexington Realty Trust	8,931,323
613,812	Medical Properties Trust Inc	8,126,871
390,299	Parkway Properties Inc/MD	8,059,674
329,668	Pennsylvania Real Estate Investment Trust	6,204,352
985,817	RAIT Financial Trust	8,152,707
176,595	Ryman Hospitality Properties Inc	8,503,049
788,282	Sunstone Hotel Investors Inc	11,769,050

		84,961,407

Thrifts & Mortgage Finance — 3.3%
738,796	Astoria Financial Corp	9,936,806
1,261,562	MGIC Investment Corp †	11,656,833
882,594	Radian Group Inc	13,071,217

		34,664,856

Total Financials		315,181,360

Health Care — 6.2%
Health Care Equipment & Supplies — 1.2%
163,812	Greatbatch Inc †	8,036,617
70,231	ICU Medical Inc †	4,270,747

		12,307,364

Health Care Providers & Services — 4.4%
164,191	Amsurg Corp †	7,482,184
163,846	HealthSouth Corp	5,877,156
102,882	Magellan Health Inc †	6,403,376
206,677	Molina Healthcare Inc †	9,223,994
235,269	PharMerica Corp †	6,726,341
120,505	WellCare Health Plans Inc †	8,996,903

		44,709,954

See Notes to Financial Statements.

3

Munder Veracity Small-Cap Value Fund

Portfolio of Investments, June 30, 2014 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Health Care (Continued)
Life Sciences Tools & Services — 0.6%
116,570	Charles River Laboratories International Inc †	$6,238,826

Total Health Care		63,256,144

Industrials — 14.3%
Aerospace & Defense — 2.4%
315,633	AAR Corp	8,698,846
106,504	Engility Holdings Inc †	4,074,843
102,642	Esterline Technologies Corp †	11,816,147

		24,589,836

Commercial Services & Supplies — 1.1%
183,691	Deluxe Corp	10,760,619

Construction & Engineering — 2.2%
258,911	Dycom Industries Inc †	8,106,504
161,578	EMCOR Group Inc	7,195,068
241,463	Primoris Services Corp	6,963,793

		22,265,365

Electrical Equipment — 2.0%
180,673	EnerSys	12,428,496
325,216	General Cable Corp	8,345,042

		20,773,538

Machinery — 3.2%
181,860	Actuant Corp, Class A	6,286,900
181,287	Greenbrier Cos Inc/The †	10,442,131
512,800	Meritor Inc †	6,686,912
668,704	Wabash National Corp †	9,529,032

		32,944,975

Road & Rail — 3.0%
293,444	Knight Transportation Inc	6,975,164
293,304	Saia Inc †	12,884,844
435,173	Swift Transportation Co, Class A †	10,979,415

		30,839,423

Transportation Infrastructure — 0.4%
212,682	Wesco Aircraft Holdings Inc †	4,245,133

Total Industrials		146,418,889

See Notes to Financial Statements.

4

Shares		Value(a)

Information Technology — 13.8%
Communications Equipment — 0.6%
265,289	Ciena Corp †	$5,746,160

Electronic Equipment, Instruments & Components — 5.8%
118,668	Littelfuse Inc	11,030,191
202,063	Plexus Corp †	8,747,307
366,678	Sanmina Corp †	8,352,925
113,864	SYNNEX Corp †	8,294,992
152,537	Tech Data Corp †	9,536,613
851,994	Vishay Intertechnology Inc	13,197,387

		59,159,415

Semiconductors & Semiconductor Equipment — 5.7%
572,869	Brooks Automation Inc	6,169,799
812,154	Fairchild Semiconductor International Inc †	12,669,602
432,344	Integrated Device Technology Inc †	6,684,038
669,204	Intersil Corp, Class A	10,004,600
984,702	Lattice Semiconductor Corp †	8,123,791
1,042,663	Photronics Inc †	8,966,902
693,435	Xcerra Corp †	6,310,259

		58,928,991

Software — 1.7%
433,868	Mentor Graphics Corp	9,358,533
342,171	Progress Software Corp †	8,225,791

		17,584,324

Total Information Technology		141,418,890

Materials — 5.1%
Chemicals — 2.4%
314,430	Chemtura Corp †	8,216,056
274,549	Flotek Industries Inc †	8,829,496
95,268	Quaker Chemical Corp	7,315,629

		24,361,181

Metals & Mining — 2.2%
69,535	Kaiser Aluminum Corp	5,067,016
227,928	US Silica Holdings Inc	12,636,328
114,848	Worthington Industries Inc	4,943,058

		22,646,402

Paper & Forest Products — 0.5%
204,919	Boise Cascade Co †	5,868,880

Total Materials		52,876,463

See Notes to Financial Statements.

5

Munder Veracity Small-Cap Value Fund

Portfolio of Investments, June 30, 2014 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Utilities — 4.4%
Electric Utilities — 1.6%
156,092	ALLETE Inc	$8,015,324
294,413	PNM Resources Inc	8,635,133

		16,650,457

Gas Utilities — 0.7%
118,548	South Jersey Industries Inc	7,161,485

Independent Power and Renewable Electricity Producers — 0.6%
170,200	Dynegy Inc †	5,922,960

Multi-Utilities — 1.5%
195,425	NorthWestern Corp	10,199,231
111,596	Vectren Corp	4,742,830

		14,942,061

Total Utilities		44,676,963

TOTAL COMMON STOCKS
(Cost $818,280,052)		1,011,853,850

INVESTMENT COMPANY — 1.1%
(Cost $10,883,686)
10,883,686	State Street Institutional U.S. Government Money Market Fund	10,883,686

TOTAL INVESTMENTS
(Cost $829,163,738)	99.7%	1,022,737,536
OTHER ASSETS AND LIABILITIES (Net)	0.3	3,243,385

NET ASSETS	100.0%	$1,025,980,921

†	Non-income producing security.

(a)	As of June 30, 2014, the values of the securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

See Notes to Financial Statements.

6

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7

Munder Veracity Small-Cap Value Fund

Statement of Assets and Liabilities, June 30, 2014

ASSETS:
Investments, at value (see accompanying schedule)	$1,022,737,536
Dividends and interest receivable	1,013,909
Receivable from Advisor	33,907
Receivable for investment securities sold	12,307,935
Receivable for Fund shares sold	1,667,769
Prepaid expenses and other assets	92,692

Total Assets	1,037,853,748

LIABILITIES:
Payable for investment securities purchased	9,240,623
Payable for Fund shares redeemed	1,347,954
Investment advisory fees payable	715,635
Transfer agency/record keeping fees payable	276,364
Administration fees payable	83,063
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	56,952
Trustees’ fees and expenses payable	51,479
Custody fees payable	17,824
Shareholder servicing fees payable — Class K Shares	479
Accrued expenses and other payables	82,454

Total Liabilities	11,872,827

NET ASSETS	$1,025,980,921

Investments, at cost	$829,163,738

See Notes to Financial Statements.

8

NET ASSETS consist of:
Accumulated net investment loss	$(1,154,180)
Accumulated net realized loss on investments sold	(23,683,383)
Net unrealized appreciation of investments	193,573,798
Paid-in capital	857,244,686

$1,025,980,921

NET ASSETS:
Class Y Shares	$537,362,159

Class A Shares	$168,288,688

Class B Shares	$652,019

Class C Shares	$25,035,207

Class K Shares	$2,395,027

Class R Shares	$5,350,453

Class R6 Shares	$286,897,368

SHARES OUTSTANDING:
Class Y Shares	16,124,805

Class A Shares	5,135,350

Class B Shares	21,624

Class C Shares	833,762

Class K Shares	73,198

Class R Shares	165,692

Class R6 Shares	8,581,295

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$33.33

CLASS A SHARES:
Net asset value and redemption price per share	$32.77

Maximum sales charge	5.50%
Maximum offering price per share	$34.68

CLASS B SHARES:
Net asset value and offering price per share*	$30.15

CLASS C SHARES:
Net asset value and offering price per share*	$30.03

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$32.72

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$32.29

CLASS R6 SHARES:
Net asset value, offering price and redemption price per share	$33.43

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Veracity Small-Cap Value Fund

Statement of Operations, For the Year Ended June 30, 2014

INVESTMENT INCOME:
Dividends(a)	$7,686,826

Total Investment Income	7,686,826

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	356,051
Class B Shares	8,310
Class C Shares	220,848
Class R Shares	13,535
Shareholder servicing fees:
Class K Shares	5,757
Investment advisory fees	6,352,490
Transfer agency/record keeping fees(b)	1,352,609
Administration fees	794,243
Custody fees	147,333
Registration and filing fees	90,833
Legal and audit fees	76,086
Trustees’ fees and expenses	70,953
Other	110,810

Total Expenses	9,599,858
Expenses reimbursed by Advisor	(124,655)

Net Expenses	9,475,203

NET INVESTMENT LOSS	(1,788,377)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from security transactions	69,290,799
Net change in unrealized appreciation/(depreciation) of securities	90,468,433

Net realized and unrealized gain on investments	159,759,232

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$157,970,855

(a)	Net of foreign withholding taxes of $18,006.

(b)	Transfer agency/record keeping fees — The amounts for Class Y, Class A, Class B, Class C, Class K, Class R and Class R6 Shares were $930,447, $320,596, $1,937, $49,794, $5,218, $5,781 and $38,836, respectively.

See Notes to Financial Statements.

10

Munder Veracity Small-Cap Value Fund

Statements of Changes in Net Assets

	Year Ended June 30, 2014	Year Ended June 30, 2013
Net investment income/(loss)	$(1,788,377)	$1,297,934
Net realized gain from security transactions	69,290,799	24,614,031
Net change in net unrealized appreciation/(depreciation) of securities	90,468,433	64,617,156

Net increase in net assets resulting from operations	157,970,855	90,529,121
Dividends to shareholders from net investment income:
Class Y Shares	(807,541)	(264,327)
Class A Shares	(90,220)	—
Class K Shares	(1,380)	—
Class R6 Shares	(332,956)	(584)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	143,817,005	40,202,185
Class A Shares	30,813,592	(12,448,574)
Class B Shares	(724,407)	(4,028,317)
Class C Shares	1,534,946	(3,417,476)
Class K Shares	(278,570)	(273,788)
Class R Shares	4,184,184	12,573
Class R6 Shares	240,385,643	17,964,684

Net increase in net assets	576,471,151	128,275,497
NET ASSETS:
Beginning of year	449,509,770	321,234,273

End of year	$1,025,980,921	$449,509,770

Undistributed net investment income/(Accumulated net investment loss)	$(1,154,180)	$1,204,691

See Notes to Financial Statements.

11

Munder Veracity Small-Cap Value Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended June 30, 2014	Year Ended June 30, 2013
Amount
Class Y Shares:
Sold	$243,474,318	$112,862,559
Issued as reinvestment of dividends	527,354	198,783
Redeemed	(100,184,667)	(72,859,157)

Net increase	$143,817,005	$40,202,185

Class A Shares:
Sold*	$86,519,881	$25,872,395
Issued as reinvestment of dividends	78,788	—
Redeemed	(55,785,077)	(38,320,969)

Net increase/(decrease)	$30,813,592	$(12,448,574)

Class B Shares:
Sold	$852	$19,953
Redeemed*	(725,259)	(4,048,270)

Net decrease	$(724,407)	$(4,028,317)

Class C Shares:
Sold	$4,384,494	$599,456
Redeemed	(2,849,548)	(4,016,932)

Net increase/(decrease)	$1,534,946	$(3,417,476)

Class K Shares:
Sold	$164,342	$132,373
Issued as reinvestment of dividends	1,049	—
Redeemed	(443,961)	(406,161)

Net decrease	$(278,570)	$(273,788)

Class R Shares:
Sold	$5,896,194	$352,357
Redeemed	(1,712,010)	(339,784)

Net increase	$4,184,184	$12,573

Class R6 Shares:
Sold	$262,400,252	$19,729,494
Issued as reinvestment of dividends	332,956	583
Redeemed	(22,347,565)	(1,765,393)

Net increase	$240,385,643	$17,964,684

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

12

	Year Ended June 30, 2014	Year Ended June 30, 2013
Shares
Class Y Shares:
Sold	8,010,298	4,659,250
Issued as reinvestment of dividends	16,837	9,011
Redeemed	(3,318,743)	(3,135,804)

Net increase	4,708,392	1,532,457

Class A Shares:
Sold*	2,875,291	1,147,492
Issued as reinvestment of dividends	2,555	—
Redeemed	(1,847,174)	(1,718,600)

Net increase/(decrease)	1,030,672	(571,108)

Class B Shares:
Sold	31	884
Redeemed*	(27,377)	(193,019)

Net decrease	(27,346)	(192,135)

Class C Shares:
Sold	159,254	27,051
Redeemed	(104,263)	(195,661)

Net increase/(decrease)	54,991	(168,610)

Class K Shares:
Sold	5,580	5,987
Issued as reinvestment of dividends	34	—
Redeemed	(14,942)	(18,261)

Net decrease	(9,328)	(12,274)

Class R Shares:
Sold	197,213	15,453
Redeemed	(56,925)	(14,892)

Net increase	140,288	561

Class R6 Shares:
Sold	8,541,749	817,725
Issued as reinvestment of dividends	10,603	26
Redeemed	(711,739)	(78,388)

Net increase	7,840,613	739,363

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

13

Munder Veracity Small-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year Ended 6/30/14(b)	Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Period Ended 6/30/11(b)(c)		Year Ended 2/28/11(d)		Year Ended 2/28/10(d)
Net asset value, beginning of period	$26.35	$20.46	$21.08	$21.01		$15.90		$8.99

Income/(loss) from investment operations:
Net investment income/(loss)	(0.06)	0.12	0.06	(0.02)		(0.04)		0.04
Net realized and unrealized gain/(loss) on investments	7.10	5.80	(0.68)	0.09		5.15		6.91

Total from investment operations	7.04	5.92	(0.62)	0.07		5.11		6.95

Less distributions:
Dividends from net investment income	(0.06)	(0.03)	—	—		(0.00	)(e)	(0.04)

Total distributions	(0.06)	(0.03)	—	—		(0.00	)(e)	(0.04)

Short-term trading fees	—	—	0.00 (e)	0.00	(e)	0.00	(e)	0.00 (e)

Net asset value, end of period	$33.33	$26.35	$20.46	$21.08		$21.01		$15.90

Total return(f)	26.72%	28.94%	(2.94)%	0.33%		32.13%		77.33%

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$537,362	$300,839	$202,198	$163,354		$138,835		$62,927
Ratio of operating expenses to average net assets	1.25%	1.25%	1.25%	1.25	%(g)	1.25%		1.25%
Ratio of net investment income/(loss) to average net assets	(0.19)%	0.50%	0.28%	(0.30	)%(g)	(0.25)%		0.31%
Portfolio turnover rate	92%	57%	51%	14%		52%		69%
Ratio of operating expenses to average net assets without expense reimbursements	1.27%	1.33%	1.39%	1.32	%(g)	1.25%		1.29%

(a)	Class Y Shares and Class A Shares commenced operations on July 7, 2005 and March 30, 2004, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Data shown is for the period March 1, 2011 to June 30, 2011.

(d)	The financial highlights prior to March 1, 2011 are those of the Veracity Small Cap Value Fund, which was the accounting survivor in the reorganization of the Veracity Small Cap Value Fund with and into the Munder Small-Cap Value Fund. Year indicated was audited by another independent registered public accounting firm. The net asset values and other per share information of the Veracity Small Cap Value Fund have been restated by the Merger Conversion Ratio applied in the reorganization to reflect the net asset value of the Munder Small-Cap Fund, which was the legal survivor of the reorganization. The combined fund was renamed the Munder Veracity Small-Cap Value Fund. See Notes to Financial Statements, Note 1.

(e)	Amount is less than $0.005 per share.

(f)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

(g)	Annualized.

(h)	Amount is less than 0.005%.

See Notes to Financial Statements.

14

A Shares
Year Ended 6/30/14(b)	Year Ended 6/30/13(b)	Year Ended 6/30/12(b)		Period Ended 6/30/11(b)(c)		Year Ended 2/28/11(d)		Year Ended 2/28/10(d)

$25.95	$20.17	$20.84		$20.78		$15.77		$8.92

(0.13)	0.05	0.00	(e)	(0.04)		(0.10)		0.01

6.97	5.73	(0.67)		0.10		5.11		6.85

6.84	5.78	(0.67)		0.06		5.01		6.86

(0.02)	—	—		—		(0.00	)(e)	(0.01)

(0.02)	—	—		—		(0.00	)(e)	(0.01)

—	—	0.00	(e)	0.00	(e)	0.00	(e)	0.00 (e)

$32.77	$25.95	$20.17		$20.84		$20.78		$15.77

26.36%	28.66%	(3.21)%		0.29%		31.82%		76.80%

$168,289	$106,502	$94,305		$133,177		$82,560		$87,928

1.50%	1.50%	1.50%		1.50	%(g)	1.50%		1.50%

(0.44)%	0.22%	0.00	%(h)	(0.52	)%(g)	(0.50)%		0.06%
92%	57%	51%		14%		52%		69%

1.52%	1.59%	1.63%		1.54	%(g)	1.50%		1.54%

See Notes to Financial Statements.

15

Munder Veracity Small-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	B Shares
	Year Ended 6/30/14(b)	Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Period Ended 6/30/11(b)(c)
Net asset value, beginning of period	$24.04	$18.82	$19.59	$19.76

Income/(loss) from investment operations:
Net investment loss	(0.33)	(0.08)	(0.13)	(0.04)
Net realized and unrealized gain/(loss) on investments	6.44	5.30	(0.64)	(0.13)

Total from investment operations	6.11	5.22	(0.77)	(0.17)

Short-term trading fees	—	—	0.00 (d)	—

Net asset value, end of period	$30.15	$24.04	$18.82	$19.59

Total return(e)	25.42%	27.74%	(3.93)%	(0.86)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$652	$1,177	$4,538	$8,584
Ratio of operating expenses to average net assets	2.25%	2.25%	2.25%	2.25	%(f)
Ratio of net investment loss to average net assets	(1.20)%	(0.40)%	(0.74)%	(1.53	)%(f)
Portfolio turnover rate	92%	57%	51%	14%
Ratio of operating expenses to average net assets without expense reimbursements	2.29%	2.37%	2.38%	2.32	%(f)

(a)	Class B Shares and Class C Shares of the Fund Commenced operations on May 14, 2011.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Data shown is for the period May 14, 2011 to June 30, 2011.

(d)	Amount is less than $0.005 per share.

(e)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

(f)	Annualized.

See Notes to Financial Statements.

16

C Shares
Year Ended 6/30/14(b)	Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Period Ended 6/30/11(b)(c)
$23.94	$18.75	$19.51	$19.68

(0.33)	(0.10)	(0.13)	(0.04)
6.42	5.29	(0.63)	(0.13)

6.09	5.19	(0.76)	(0.17)

—	—	0.00 (d)	—

$30.03	$23.94	$18.75	$19.51

25.44%	27.68%	(3.90)%	(0.86)%

$25,035	$18,642	$17,761	$23,237
2.25%	2.25%	2.25%	2.25	%(f)
(1.20)%	(0.49)%	(0.73)%	(1.52	)%(f)
92%	57%	51%	14%

2.28%	2.34%	2.39%	2.32	%(f)

See Notes to Financial Statements.

17

Munder Veracity Small-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	K Shares
	Year Ended 6/30/14(b)	Year Ended 6/30/13(b)	Year Ended 6/30/12(b)		Period Ended 6/30/11(b)(c)
Net asset value, beginning of period	$25.91	$20.14	$20.80		$20.96

Income/(loss) from investment operations:
Net investment income/(loss)	(0.13)	0.06	0.00	(d)	(0.02)
Net realized and unrealized gain/(loss) on investments	6.96	5.71	(0.66)		(0.14)

Total from investment operations	6.83	5.77	(0.66)		(0.16)

Less distributions:
Dividends from net investment income	(0.02)	—	—		—

Total distributions	(0.02)	—	—		—

Short-term trading fees	—	—	0.00	(d)	—

Net asset value, end of period	$32.72	$25.91	$20.14		$20.80

Total return(e)	26.36%	28.65%	(3.22)%		(0.72)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,395	$2,138	$1,909		$3,203
Ratio of operating expenses to average net assets	1.50%	1.50%	1.50%		1.50	%(f)
Ratio of net investment income/(loss) to average net assets	(0.45)%	0.25%	0.00	%(g)	(0.80	)%(f)
Portfolio turnover rate	92%	57%	51%		14%
Ratio of operating expenses to average net assets without expense reimbursements	1.53%	1.59%	1.63%		1.57	%(f)

(a)	Class K Shares and Class R Shares of the Fund Commenced operations on May 14, 2011.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Data shown is for the period May 14, 2011 to June 30, 2011.

(d)	Amount is less than $0.005 per share.

(e)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

(f)	Annualized.

(g)	Amount is less than 0.005%.

See Notes to Financial Statements.

18

R Shares
Year Ended 6/30/14(b)	Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Period Ended 6/30/11(b)(c)
$25.61	$19.96	$20.67	$20.83

(0.21)	(0.02)	(0.05)	(0.03)
6.89	5.67	(0.66)	(0.13)

6.68	5.65	(0.71)	(0.16)

—	—	—	—

—	—	—	—

—	—	0.00 (d)	—

$32.29	$25.61	$19.96	$20.67

26.08%	28.31%	(3.43)%	(0.77)%

$5,350	$651	$496	$597
1.75%	1.75%	1.75%	1.75	%(f)

(0.70)%	(0.11)%	(0.27)%	(1.02	)%(f)
92%	57%	51%	14%

1.75%	1.83%	1.89%	1.82	%(f)

See Notes to Financial Statements.

19

Munder Veracity Small-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	R6 Shares
	Year Ended 6/30/14(b)	Year Ended 6/30/13(b)	Period Ended 6/30/12(b)
Net asset value, beginning of period	$26.41	$20.46	$18.96

Income/(loss) from investment operations:
Net investment income/(loss)	(0.01)	0.09	0.01
Net realized and unrealized gain	7.11	5.86	1.49

Total from investment operations	7.10	5.95	1.50

Less distributions:
Dividends from net investment income	(0.08)	0.00 (c)	—

Total distributions	(0.08)	0.00 (c)	—

Net asset value, end of period	$33.43	$26.41	$20.46

Total return(d)	26.89%	29.11%	7.91%

Ratios to Average Net Assets:
Net assets, end of period (in 000’s)	$286,897	$19,560	$27
Ratio of operating expenses to average net assets	1.07%	1.13%	1.10	%(e)
Ratio of net investment income to average net assets	(0.02)%	0.39%	0.42	%(e)
Portfolio turnover rate	92%	57%	51%
Ratio of operating expenses to average net assets without expense reimbursements	1.07%	1.14%	1.10	%(e)

(a)	Class R6 Shares of the Fund commenced operations on June 1, 2012.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	Annualized.

See Notes to Financial Statements.

20

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2014

1.	Organization

As of June 30, 2014, the Munder Funds consisted of 11 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder Veracity Small-Cap Value Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to seek to achieve long-term capital growth. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

As of June 30, 2014, the Fund had 7 classes of shares — Class A, Class B, Class C, Class K, Class R, Class R6 and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B shares were closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Class B Shares were subject to a contingent deferred sales charge (“CDSC”) and automatically converted to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class C Shares are sold without a front-end sales charge but may be subject to a CDSC. Class K, Class R, Class R6 and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

On May 13, 2011, the Munder Small-Cap Value Fund (“Munder Fund”) acquired all of the assets and assumed all of the liabilities of the Veracity Small Cap Value Fund (“Veracity Fund”), a series of Veracity Funds, in a tax-free exchange of shares and the subsequent liquidation of the Veracity Fund (“Reorganization”). The merged fund was renamed the Munder Veracity Small-Cap Value Fund. The Veracity Fund was the accounting survivor of the Reorganization; consequently the Veracity Fund’s performance and financial history have been adopted by the Fund. As a result, the performance information and financial history in this Report for the periods prior to May 14, 2011 are that of the Veracity Fund. The Veracity Fund offered Class R and Class I shares, which were similar to and exchanged for the Fund’s Class A and Class Y Shares, respectively. The financial information for Class A Shares of the Fund for periods prior to May 14, 2011 is the financial information of the Veracity Fund’s Class R shares. The financial information for Class Y Shares of the Fund

21

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (continued)

for periods prior to May 14, 2011 is the financial information of the Veracity Fund’s Class I shares. Because there were no corresponding classes of the Veracity Fund, Class B, C, K and R Shares of the Fund commenced operations on May 14, 2011.

Merger Exchange Ratio, Merger Conversion Ratio and number of Shares of the Munder Fund issued for shares of the Veracity Fund:

	Merger Exchange Ratio	Merger Conversion Ratio	Shares
Class A	1.3743	0.7276	3,735,005
Class Y	1.3653	0.7324	6,388,293
Unrealized appreciation of the Veracity Fund immediately prior to acquisition of all assets and assumption of all liabilities of the Veracity Fund			$47,000,547
Unrealized appreciation of the Munder Fund immediately prior to acquisition of all assets and assumption of all liabilities of the Veracity Fund			$9,335,508

For financial reporting purposes, the net assets received and shares issued by the Munder Fund were recorded at fair market value. However, investments of the Veracity Fund were carried forward to the Fund at cost for purposes of aligning ongoing financial reporting of the Fund’s realized and unrealized gains and losses with amounts that may be distributable to shareholders on a tax basis.

The Board of Trustees has approved the merger of the Fund with and into a separate, newly created series of The Victory Portfolios, subject to the approval of the Fund’s shareholders. The Board of Trustees has also called for a special meeting of the shareholders of the Fund to vote on the merger, which is scheduled for September 9, 2014. If approved, the merger will occur as soon as practicable after the meeting.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if

22

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (continued)

any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuation determinations may be made using a market-based approach that involves a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information. Discounts also may be applied due to the nature or duration of any restrictions on the disposition of the investments. The pricing committee monitors the valuation approaches that it employs by reviewing, without limitation, key inputs and assumptions and any related market activity. Due to the inherent uncertainty of fair valuations, a fair value may differ significantly from the value that would have been used had an active market existed.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

23

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2014:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$1,022,737,536
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$1,022,737,536

Securities or other financial instruments that transfer between levels during the period are treated as though the transfer occurred at the beginning of the period. There were no transfers into or out of any levels as described above during the fiscal year ended June 30, 2014.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method, subject to certain minimums. Allocated Munder Funds expenses, direct Fund-level expenses, income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Class-level expenses attributable to Class R6 Shares are charged directly to that class. All other class-level expenses (excluding distribution and shareholder servicing fees) are allocated to the remaining share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

24

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (continued)

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2014.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2011.

3.	Investment Advisor, Sub-Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.90% on the first $300 million of its average daily net assets and 0.85% of the average daily net assets exceeding $300 million. During the year ended June 30, 2014, the Fund paid an annual effective rate of 0.87% for advisory services.

Integrity Asset Management, LLC (“Integrity”), a wholly owned subsidiary of the Advisor, serves as sub-advisor to the Fund. Pursuant to an investment sub-advisory agreement with the Advisor, Integrity is responsible for the day-to-day management of the Fund, including, without limitation, providing a program of continuous investment management to the Fund in accordance with the Fund’s investment objective, strategies, policies and limitations, investing and reinvesting the assets of the Fund, overseeing the placement of purchase and sale orders for the Fund and providing research services for the Fund. For its services with regard to the Fund, Integrity is entitled to receive from the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.60%.

Pursuant to a written Expense Limitation Agreement with the Fund, the Advisor agreed to waive fees or reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 1.50%, 2.25%, 2.25%, 1.50%, 1.75%, 1.25% and 1.25% for Class A, Class B, Class C, Class K, Class R, Class R6 and Class Y Shares,

25

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (continued)

respectively. For the year ended June 30, 2014, the Advisor reimbursed expenses pursuant to the Expense Limitation Agreement on behalf of the Fund totaling $124,655, which are reflected as expenses reimbursed by Advisor in the accompanying Statement of Operations.

Pursuant to a separate written Agreement with the Fund (the “Repayment Agreement”), the Advisor may seek repayment from the Fund for Fund expenses it reimbursed under the Expense Limitation Agreement. At June 30, 2014, the total amount eligible for repayment to the Advisor was $827,267, of which $403,140 expires in 2015, $299,472 expires in 2016, $124,655 expires in 2017. The Fund may only grant such repayment provided (1) its actual total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) are below the Target Operating Expenses and (2) it receives approval from the Board of Trustees. The Board of Trustees approved repayment to the Advisor under the Repayment Agreement during the quarter ended June 30, 2014; however, the Fund’s actual total net annual operating expenses were not below the Target Operating Expenses so the Fund did not make any repayments. The Repayment Agreement is subject to annual review by the Board of Trustees.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee
First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2014, the Advisor earned $794,243 before payment of sub-administration fees and $535,094 after payment of sub-administration fees for its administrative services to the Fund. During the period, the Fund paid an annual effective rate of 0.1088% for administrative services.

During the year ended June 30, 2014, each Trustee was paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST, plus out-of-pocket

26

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (continued)

expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2014, no officer, director or employee of the Advisor, Integrity, or any of their affiliates received any compensation from MST.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) that applies to the Fund’s Class A, Class B, Class C, Class K and Class R Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates payable under the Plan for each class, as a percentage of average daily net assets, were as follows:

Class A Shares 12b-1 Fees	Class B Shares 12b-1 Fees	Class C Shares 12b-1 Fees	Class R Shares 12b-1 Fees	Class K Shares Service Fees
0.25%	1.00%	1.00%	1.00%	0.25%

For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with its distributor.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $1,082,130,419 and $665,028,956, respectively, for the year ended June 30, 2014.

27

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (continued)

At June 30, 2014, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $195,875,532, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $5,242,933 and net appreciation for tax purposes was $190,632,599. At June 30, 2014, aggregate cost for tax purposes was $832,104,937.

6.	Revolving Line of Credit

Effective December 4, 2013, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee equal to 0.11% per annum on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. During the year ended June 30, 2014, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2014, total commitment fees for the Fund were $4,295.

7.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2014, permanent differences resulting primarily from distributions in excess of current earnings and net operating losses were

28

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (continued)

reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$661,603	$—	$(661,603)

The tax character of dividends paid to shareholders during the years ended June 30, 2014 and June 30, 2013 was as follows:

	Ordinary Income	Total
June 30, 2014	$1,232,097	$1,232,097
June 30, 2013	264,911	264,911

At June 30, 2014, the components of distributable earnings on a tax basis were as follows:

Late Year Ordinary Loss	Capital Loss Carryover	Unrealized Appreciation	Total
$(1,160,125)	$(20,742,180)	$190,632,599	$168,730,294

The differences between book and tax distributable earnings were primarily due to wash sales and deferred trustees’ fees.

Under the Regulated Investment Company Modernization Act of 2010, capital losses realized after June 30, 2011 may be carried forward indefinitely and will retain their tax character as either short-term or long-term. Capital losses realized prior to July 1, 2011 will continue to be subject to their original expiration dates and will continue to be treated as short-term losses. Capital losses that can be carried forward indefinitely must be utilized fully before using capital losses that expire.

As determined at June 30, 2014, the Fund had available for federal income tax purposes $20,742,180 of unused short-term capital losses, which expire in 2018.

During the year ended June 30, 2014, $69,922,458 in carried-forward capital losses were utilized by the Fund.

The Fund may elect to treat certain capital losses, net of certain capital gains, realized during the current fiscal year between November 1 and June 30 (“Post-October Losses”) as occurring on the first day of the following fiscal year. The Fund may also elect to treat net late-year ordinary losses, consisting of specified ordinary losses incurred during the current fiscal year between November 1 and June 30 and ordinary losses incurred during the current fiscal year between January 1 and June 30, as occurring on the first day of the following fiscal year. During the year ended June 30, 2014, the Fund elected to defer Post-October Losses of $0 and net late-year ordinary losses of $1,160,125.

29

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Veracity Small-Cap Value Fund and Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder Veracity Small-Cap Value Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended prior to March 1, 2011 were audited by another independent registered public accounting firm whose report dated April 28, 2011, expressed an unqualified opinion on those financial highlights

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Veracity Small-Cap Value Fund of Munder Series Trust at June 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 25, 2014

30

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (Unaudited)

9.	Tax Information (Unaudited)

Of the distributions paid by the Fund, 100% will qualify for the dividend deduction available to corporate shareholders.

For the fiscal year ended June 30, 2014, the Fund designates approximately $7,704,832 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

10.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

11.	Proxy Voting Policies and Procedures (Unaudited)

A description of the proxy voting policies and procedures of the Advisor and Integrity, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

12.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13.	Approval of Investment Advisory Agreement and Sub-Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). The Advisor has retained Integrity Asset Management, LLC (“Integrity”), a wholly owned subsidiary of the Advisor, to

31

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

serve as sub-advisor to the Fund pursuant to the terms of an Investment Sub-Advisory Agreement dated March 1, 2011, as amended (“Sub-Advisory Agreement”). At an in-person meeting held on May 12-13, 2014, the Board of Trustees unanimously voted to approve the continuation of each of the Advisory Agreement and the Sub-Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2014.

In determining whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement, the Board requested, and received from the Advisor and Integrity, information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. The Board and counsel to the “Non-Interested Trustees” had an opportunity to review such information in advance of the meeting. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.)

Both in Board meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and the Sub-Advisory Agreement and in other Board meetings held during the course of the fiscal year (including, in particular, the February 2014 Board meeting), the Board received materials relating to the services provided to the Munder Funds by the Advisor and Integrity and other relevant factors. In evaluating the Advisory Agreement and the Sub-Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement and the Sub-Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, regarding the Advisor, Integrity, each of their services, and the Munder Funds.

As discussed in greater detail below, the Board considered a number of factors in evaluating whether each of the Advisory Agreement and the Sub-Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as with their deliberations regarding the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewals of the Advisory Agreement and the Sub-Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of this comprehensive evaluation process. The determinations to approve the continuance of each of the Advisory Agreement

32

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

and the Sub-Advisory Agreement were made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by each of the Advisor and Integrity to the Fund under the Agreements: With respect to this factor, the Board considered:

•

the general experience, business, operations and financial condition of each of the Advisor and Integrity. In connection with these considerations, the Board was presented with detailed information concerning the current ownership and organizational structures of the Advisor and Integrity, recent changes within the organizations (including key personnel changes) and the financial conditions of the Advisor and Integrity;

•

the qualifications of management of each of the Advisor and Integrity and of persons providing portfolio management and other key services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor and Integrity, personnel changes and changes in employee responsibilities within the Advisor and Integrity in 2013 and 2014, the organizational structure and depth of Integrity’s portfolio management team, and the structure of Integrity’s compensation of key investment personnel;

•	the services provided by the Advisor and Integrity to the Fund during the previous year and the services anticipated to be provided to the Fund in the upcoming year;

•	how responsibilities are shared and coordinated between the Advisor and Integrity with respect to the Fund and the processes used by the Advisor to oversee Integrity’s activities;

•

the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through contractual waivers of a portion of the investment advisory fees, the addition of contractual fee breakpoints or a contractual reduction of its advisory fees), although no such adjustments were made to the Fund’s investment advisory fees during the current period;

33

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

•	the Advisor’s performance generally with respect to all of the Munder Funds and Integrity’s performance more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•	the information provided by each of the Advisor and Integrity in their respective Forms ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of each of the Advisory Agreement and the Sub-Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board supported approval of the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement.

(b) The investment performance of the Fund and the Advisor and Integrity: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2013, including (1) the one-, three- and five-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and a supplemental index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three- and five-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three- and five-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the one-, three- and five-year periods as compared to the performance of a small group of funds in the same Morningstar category as the Fund and having average assets in a range comparable to the Fund’s average assets; and (5) the Fund’s one-, three- and five-year total returns as compared to the performance of a larger group of funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2013: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of its benchmark index and the supplemental index for the one-, three- and five-year and since inception periods, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the one-, three- and five-year periods. In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2014. The Board also considered information provided by the Advisor regarding its

34

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

ongoing efforts to enhance investment results both with respect to the Fund and generally with respect to all of the Munder Funds.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and Integrity and their respective affiliates from the relationships with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor and Integrity in 2013, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor and Integrity over the 12 months ending on December 31, 2014, with respect to all services provided by the Advisor and Integrity to the Fund, based on certain assumptions disclosed to the Board. The Board considered the costs relating to the Advisor’s and Integrity’s services in light of the Fund’s performance. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor under the Advisory Agreement and by Integrity under the Sub-Advisory Agreement were not unreasonable in light of the costs relating to the services that the Advisor and Integrity provide to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory and other fees and expenses of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (by reducing its contractual advisory fees, through the implementation of contractual breakpoints or through the implementation of contractual waivers) in an overall effort to reduce the total operating expenses of the Munder Funds. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints, reductions in contractual advisory fees or contractual advisory fee waivers with respect to certain of the Munder Funds in recent years. The Board also noted the contractual breakpoint in the advisory fee schedule for the Fund. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders.

In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in the past several years to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder

35

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the transfer agency fees, which took effect in June 2011.

Based on these facts and considerations, the Board concluded that the Advisor’s efforts in this regard supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund and having average assets in a range comparable to the Fund’s average assets. In addition, the Board received separate information that compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers. The Board also considered information provided regarding the fees that the Advisor and Integrity charge to other investment advisory clients, including institutional separate accounts and other registered investment companies, with investment objectives and strategies substantially similar to the Fund, and noted the relative scope of the management of and the services provided to those types of accounts versus the Fund.

The Board also considered the Fund’s total operating expense ratio (on both a gross and net basis) in comparison to those of other funds in the same Morningstar category as the Fund and having average assets in a range comparable to the Fund’s average assets, and the Fund’s total operating expense ratio on a gross basis (and certain components of the total operating expense ratio) in comparison to a larger group of funds in the same Morningstar category as the Fund. In light of fees charged to other funds in the Fund’s Morningstar category, the Board noted that certain contractual expense limitations and/or fee waiver arrangements were currently in place to maintain a competitive cost structure.

Based on these considerations and comparisons, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement or the Sub-Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor or Integrity from the relationships with the Fund: The Board considered the representations that, beyond the fees earned by the Advisor, Integrity and their affiliates for providing services to the Fund, the Advisor or Integrity may benefit from its relationship with the Fund in the sense that consultants and potential institutional separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige

36

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s and Integrity’s representation that, while money managers may benefit from the use of “soft dollars” obtained from broker-dealers through the payment of commissions on trades in client accounts, each of the Advisor and Integrity limits soft dollar usage to research and brokerage products and services that the Advisor or Integrity, as applicable, believes are permitted under the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934. Based on these facts and considerations, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement or the Sub-Advisory Agreement.

(g) Additional information considered by the Board: The Board considered that Victory Capital Holdings, Inc. (“VCH”) had entered into an agreement with the Advisor’s parent companies pursuant to which VCH will acquire all of the ownership interests of the Advisor and Integrity (“Transaction”). Upon the closing of the Transaction, all or most all of the investment professionals and certain other key employees of the Advisor and Integrity are expected to become employees of Victory Capital Management Inc. (“Victory”). The Board also considered that, as part of the larger plans to integrate the advisory businesses of the Advisor and Victory in connection with the Transaction, the Trustees were also asked to consider the approval of the reorganization of the Fund into a corresponding series of The Victory Portfolios (“Victory Fund”). The Board noted that if the Fund’s shareholders approve the reorganization, shareholders of the Fund will become shareholders of the Victory Fund and the Fund’s Advisory Agreement with the Advisor would be terminated and replaced with an agreement with a new entity. The Board also noted that the new entity would enter into a new sub-advisory agreement with Integrity.

Based upon its comprehensive review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions as discussed above, the Board unanimously approved each of the Advisory Agreement and the Sub-Advisory Agreement for an additional annual period commencing on July 1, 2014.

37

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

14.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2014, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 66	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	Chairman, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 9/11); President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (12/05 to 9/11).	11	NVR, Inc. (homebuilding and mortgage banking) (since 12/11); Chesapeake Lodging Trust (real estate investment trust) (since 1/10); DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07).

John Rakolta Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 67	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	11	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 65	Trustee	Indefinite; since 2/03	President, Business Roundtable (association of business chief executive officers) (since 1/11); President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (10/04-1/11).	11	K12, Inc. (provider of online education) (since 11/12); Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Airlines (10/08 to 7/12).

38

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Thomas P. Lemke c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 59	Trustee	Indefinite; since 01/14	Retired (since 4/13): Executive Vice President and General Counsel, Legg Mason, Inc. (asset management) (2/05-3/13).	11	AXA Premier VIP Trust (registered investment company with 36 portfolios) (since 1/14); The Advisors’ Inner Circle Fund III (registered investment company with 6 portfolios) (since 3/14); J.P. Morgan Exchange-Traded Fund Trust (registered investment company with 4 portfolios) (since 5/14); ICI Mutual Insurance Company (2009-3/13).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05).	11	Masco Corporation (manufacturer of home improvement and building products) (since 12/06); Taubman Centers, Inc. (real estate investment trust) (since 1/97).

39

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 75	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	11	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., a sub-advisor to a separate series of MST. Prior to December 29, 2006, Comerica was also the indirect parent company of the Advisor.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 54	President and Principal Executive Officer	through 2/15; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Integrity Asset Management, LLC (investment advisor) (since 6/12); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/15; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Integrity Asset Management, LLC (investment advisor) (since 6/12); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

40

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2014 (Unaudited) (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 48	Vice President and Principal Financial Officer	through 2/15; since 2/01	Managing Director, Chief Financial Officer and Treasurer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Managing Director and Chief Financial Officer of Integrity Asset Management, LLC (investment advisor) (since 6/12); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 42	Treasurer and Principal Accounting Officer	through 2/15; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 38	Assistant Treasurer	through 2/15; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 59	Assistant Secretary	through 2/15; since 8/99	Associate General Counsel and Assistant Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98); Associate General Counsel and Assistant Secretary of Integrity Asset Management, LLC (investment advisor) (since 6/12).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 49	Assistant Secretary	through 2/15; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 46	Assistant Secretary	through 2/15; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

15.	Subsequent Event (Unaudited)

On August 1, 2014, all outstanding Class B shares of the Fund were reclassified as Class A shares of the Fund.

41

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman

John Rakolta Jr., Vice Chairman

John Engler

Thomas P. Lemke

Michael T. Monahan

Lisa A. Payne

OFFICERS

James V. FitzGerald, President and Principal Executive Officer

Peter K. Hoglund, Vice President and Principal Financial Officer

Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer

David W. Rumph, Treasurer and Principal Accounting Officer

Amy D. Eisenbeis, Assistant Secretary

Francine S. Hayes, Assistant Secretary

Mary Ann C. Shumaker, Assistant Secretary

Kevin R. Kuhl, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management

Munder Capital Center

480 Pierce Street

Birmingham, MI 48009

SUB-ADVISOR

Integrity Asset Management, LLC

18500 Lake Road, Suite 300

Rocky River, OH 44116

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

LEGAL COUNSEL

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

ANNSCV614

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

The Code of Ethics is attached hereto as Exhibit 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Each of John Rakolta Jr. and Lisa A. Payne is an “audit committee financial expert” and each is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4.	Principal Accountant Fees and Services.

As of June 30, 2014, the registrant had 11 series, as follows: Munder Bond Fund; Munder Emerging Markets Small-Cap Fund; Munder Growth Opportunities Fund; Munder Index 500 Fund; Munder Integrity Mid-Cap Value Fund; Munder Integrity Small/Mid-Cap Value Fund; Munder International Fund – Core Equity; Munder International Small-Cap Fund; Munder Micro-Cap Equity Fund; Munder Mid-Cap Core Growth Fund and Munder Veracity Small-Cap Value Fund.

(a)	Audit Fees

The aggregate fees billed to the registrant for professional services rendered by Ernst & Young LLP (“E&Y”) for the audit of the registrant’s annual financial statements or services normally provided in connection with statutory and regulatory filings for the last two fiscal years ended June 30, 2014 and June 30, 2013 were $237,008 and $202,450, respectively.

(b)	Audit-Related Fees

The registrant was not billed any fees by E&Y for the last two fiscal years ended June 30, 2014 and June 30, 2013 for assurance and related services that were reasonably related to the performance of the audit of the registrant’s financial statements and not otherwise included above.

During the fiscal year ended June 30, 2014, E&Y billed the registrant’s investment adviser $9,500 for providing consent to include audited financial statement information in a proxy statement/prospectus relating to the merger of each series of the registrant with and into a newly created series of The Victory Portfolios and for providing consent to include audited financial statement information in a registration statement for the newly created series of The Victory Portfolios. During the fiscal year ended June 30, 2013, E&Y billed the registrant’s investment adviser $3,000 for providing consent to include audited financial statement information in a proxy statement/prospectus relating to the merger of the Munder International Equity Fund with and into Munder International Fund – Core Equity, each a series of the registrant. No other fees required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were billed by E&Y to the registrant’s investment adviser during the fiscal years ended June 30, 2014 and June 30, 2013.

During the fiscal years ended June 30, 2014 and June 30, 2013, no fees for assurance and related services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(c)	Tax Fees

The aggregate fees billed to the registrant for professional services rendered by E&Y for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the last two fiscal years ended June 30, 2014 and June 30, 2013 were $77,179 and $80,550, respectively.

During the fiscal years ended June 30, 2014 and June 30, 2013, no fees were billed by E&Y to the registrant’s investment adviser for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant.

During the fiscal years ended June 30, 2014 and June 30, 2013, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(d)	All Other Fees

During the last two fiscal years ended June 30, 2014 and June 30, 2013, in addition to billing the registrant for the services described above in Items 4(a) through 4(c), E&Y billed the registrant $40,500 and $42,000, respectively, for professional services associated with identifying any passive foreign investment companies that the registrant may hold in order to ensure their appropriate tax treatment.

During the fiscal years ended June 30, 2014 and June 30, 2013, E&Y billed the registrant’s investment adviser $160,000 and $160,000, respectively, for professional services associated with the preparation of a Statement on Standards for Attestation Engagements (“SSAE”) No. 16 report relating to the investment adviser’s controls and operations.

During the fiscal years ended June 30, 2014 and June 30, 2013, no fees for other services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(e)	Pre-Approval Policies and Procedures

(1)    Pursuant to the registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the registrant’s independent auditor. In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the registrant, its investment adviser or their affiliated persons or any entity controlling, controlled by, or under common control with the adviser that provides services to the registrant to employ the independent auditor to render permissible non-audit services to such entity, provided those permissible non-audit services relate directly to the operations and financial reporting of the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence. The Charter further permits the Audit Committee to delegate to one or more of its members authority to pre-approve permissible non-

audit services to the registrant, provided that any pre-approval determination of a delegate be presented to the full Audit Committee at its next meeting. Since November 12, 2002, the Audit Committee has delegated such authority to its Chairman.

(2)    Zero percent (0%) of the services described in Items 4(b) through 4(d) above (including services requiring pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)    Less than 50 percent of the hours expended on E&Y’s engagement to audit the registrant’s financial statements for the fiscal year ended June 30, 2014 were attributed to work performed by persons other than E&Y’s full-time, permanent employees.

(g)    E&Y did not bill the registrant for any other non-audit services for the fiscal years ended June 30, 2014 and June 30, 2013 other than as disclosed above.

The aggregate non-audit fees billed by E&Y for services rendered to the registrant’s investment adviser, other than disclosed above, for the fiscal years ended June 30, 2014 and June 30, 2013 were $230,000 and $210,000, respectively.

The aggregate non-audit fees billed by E&Y for services rendered to entities controlling, controlled by, or under common control with the registrant’s investment adviser that provide ongoing services to the registrant, other than disclosed above, for the fiscal years ended June 30, 2014 and June 30, 2013 were $0 and $10,000, respectively.

(h)    The registrant’s Audit Committee has determined that the non-audit services E&Y has rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining E&Y’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)    A Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)    Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since the registrant last disclosed its procedures pursuant to Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11.	Controls and Procedures.

(a)    Within 90 days of the filing date of this Form N-CSR, James V. FitzGerald, the registrant’s President and Principal Executive Officer, and Peter K. Hoglund, the registrant’s Vice President and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Procedures”) and evaluated their effectiveness. Based on their review, Mr. FitzGerald and Mr. Hoglund determined that the Procedures adequately ensure that information required to be disclosed by the registrant in reports on Form N-CSR filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.

(b)    There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1)    The Code of Ethics is attached hereto.

(a)(2)    The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended are attached hereto.

(a)(3)    Not applicable.

(b)        The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MUNDER SERIES TRUST

By:	/s/ James V. FitzGerald
James V. FitzGerald
President and Principal Executive Officer

Date: August 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James V. FitzGerald
James V. FitzGerald
President and Principal Executive Officer

Date: August 27, 2014

By:	/s/ Peter K. Hoglund
Peter K. Hoglund
Vice President and Principal Financial Officer

Date: August 27, 2014